Exhibit 10.78

Execution Version

FIRST AMENDMENT TO MASTER LOAN AND SECURITY AGREEMENT

This First Amendment TO MASTER LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of June 13, 2025, by and among AARON’S RECEIVABLES, LLC, a Delaware limited liability company (“Borrower”), each of the lenders party to the Loan Agreement (defined below) (individually, each a “Lender” and collectively, the “Lenders”) and BP COMMERCIAL FUNDING TRUST III, SERIES SPL-VI, a statutory series of BP COMMERCIAL FUNDING TRUST III, a Delaware statutory trust, for itself and for no other series of BP COMMERCIAL FUNDING TRUST III, as administrative agent (in such capacity, “Administrative Agent”).

Recitals

A.

Borrower, Lenders and Administrative Agent, entered into that certain Master Loan and Security Agreement, dated as of October 2, 2024 (as amended, amended and restated, supplemented, revised, or otherwise modified from time to time, the “Loan Agreement”); and

B.Borrower has requested that Administrative Agent and Lenders amend certain provisions of the Loan Agreement, and Administrative Agent and Lenders are willing to do so upon and subject to the terms and conditions of this Amendment.

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

Agreement

1.Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement, as amended by this Amendment.

2.Amendments to Loan Agreement.

2.1Effective as of the date hereof, the Loan Agreement is hereby amended (a) to delete the red or green stricken text (indicated textually in the same manner as the following examples: ~~stricken text~~ and ~~stricken text~~) and (b) to add the blue or green double-underlined text (indicated textually in the same manner as the following examples: double-underlined text and double-underlined text), in each case, as set forth in the marked copy of the Loan Agreement attached hereto as Exhibit A and made a part hereof for all purposes.

2.2Effective as of the date hereof, Schedule D (Lenders; Commitments; Percentage Share) to the Loan Agreement is hereby amended and restated in its entirety in the form of Schedule D attached hereto.

3.No Waiver, Ratification, Further Assurances and Consent.

3.1Nothing contained in this Amendment, or any other communication among Administrative Agent, Lenders, Borrower or Guarantor shall be construed as a waiver by Administrative Agent or Lenders of any covenant or provision of the Loan Agreement, the other Loan Documents, this Amendment or any other contract or instrument among the Borrower and/or Guarantor, Administrative Agent and/or Lenders, or of any similar future transaction and the failure of Administrative Agent and/or Lenders at any time or times hereafter to require strict performance by the Borrower and Guarantor of any provision thereof shall not waive, affect or diminish any right of Administrative Agent and/or Lenders to

[Aaron’s] First Amendment to Master Loan and Security Agreement – Lease ABL

thereafter demand strict compliance therewith. Except as expressly set forth herein, nothing contained in this Amendment shall directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect Administrative Agent’s or any Lender’s right at any time to exercise any right, privilege or remedy in connection with the Loan Agreement or any other Loan Documents, each as amended hereby, (ii) amend or alter any provision of the Loan Agreement or any other Loan Documents or any other contract or instrument, or (iii) constitute any course of dealings or other basis for altering any obligation of Borrower or Guarantor under the Loan Agreement or any other Loan Documents or any right, privilege or remedy of Administrative Agent or any Lender under the Loan Agreement, any other Loan Documents or any other contract or instrument.

3.2This Amendment shall be construed in connection with and as part of the Loan Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Agreement, as amended by this Amendment, and each other Loan Document are hereby ratified and confirmed and shall remain in full force and effect.

3.3Borrower confirms that all of its obligations under the Loan Documents are in full force and effect and are performable in accordance with their respective terms without setoff, defense, counter-claim or claims in recoupment.

3.4Borrower and Administrative Agent agree that at any time and from time to time, upon the written request of the other, it will execute and deliver such further documents and do such further acts and things as the other may reasonably request in order to effect the purposes of this Amendment and the Loan Documents.

4.Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is conditioned upon the satisfaction of the following conditions precedent. The determination as to whether each condition has been satisfied shall be made by Administrative Agent in its sole discretion.

4.1Administrative Agent shall have received this Amendment, duly executed by Borrower, Lenders and Administrative Agent;

4.2Borrower shall have executed and delivered to Administrative Agent:

(a)a registered amended and restated Promissory Note A payable to BP Commercial Funding Trust III, Series SPL-VI, a statutory series of BP Commercial Funding Trust III, a Delaware statutory trust, for itself and for no other series of BP Commercial Funding Trust III for an outstanding principal amount of Class A Loans of up to $85,220,588.00;

(b)a registered amended and restated Promissory Note A payable to BP Commercial Funding Trust III, Series SPL-VI, a statutory series of BP Commercial Funding Trust III, a Delaware statutory trust, for itself and for no other series of BP Commercial Funding Trust III for an outstanding principal amount of Class A Loans of up to $80,000,000; and

(c)a registered amended and restated Promissory Note A payable to Synovus Bank for an outstanding principal amount of Class A Loans of up to $48,529,412.00;

4.3Administrative Agent shall have received an executed copy of the favorable written legal opinion of Borrower’s outside counsel, in form and substance satisfactory to Administrative Agent regarding customary closing matters, including, without limitation, the enforceability of this Amendment and the Loan Agreement, as amended hereby;

[Aaron’s] First Amendment to Master Loan and Security Agreement – Lease ABL

4.4The representations and warranties contained or incorporated herein shall be true and correct;

4.5Administrative Agent shall have received such additional documents, instruments and information as Administrative Agent may reasonably request; and

4.6Borrower shall have paid to Administrative Agent, on behalf of itself and Lenders, all fees, costs and expenses due and owing to Administrative Agent and Lenders as of the date hereof (including the costs of any counsel to the Administrative Agent), in each case, to the extent an invoice therefor has been delivered to Borrower at least one (1) Business Day prior to the closing of this Amendment. All fees, costs, expenses and other amounts payable hereunder shall be non-refundable and fully earned upon Administrative Agent’s receipt of such fees, costs, expenses or amounts.

5.Representations and Warranties. To induce Administrative Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Administrative Agent and Lender as follows:

5.1Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Agreement, as amended by this Amendment, are true, accurate and complete in all material respects (without duplication of any materiality qualifier therein) as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), (b) no Default, Event of Default, Backup Servicing Trigger Event or Cease Funding Event has occurred and is continuing, (c) Borrower is in good standing under the laws of its jurisdiction of formation, (d) no amendment, modification or other change has been made to (i) the articles of organization (or other applicable charter document), or (ii) the operating agreement (or other applicable document) of Borrower, and (e) the execution, delivery and performance of this Amendment by Borrower has been duly authorized by all necessary limited liability company action;

5.2Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

5.3The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

5.4This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

6.Miscellaneous.

6.1Integration. This Amendment and the Loan Agreement represent the entire agreement between the parties about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties and negotiations between the parties

[Aaron’s] First Amendment to Master Loan and Security Agreement – Lease ABL

about the subject matter of this Amendment and the Loan Agreement merge into this Amendment and the Loan Agreement.

6.2Severability. If any term or provision of this Amendment is adjudicated to be illegal, invalid or unenforceable under Applicable Law, such term or provision shall be inapplicable to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remainder of this Amendment which shall be given effect so far as possible.

6.3Successors and Assigns. Subject to Section 11.6 of the Loan Agreement, this Amendment shall be binding upon and inure to the benefit of Borrower, Administrative Agent and Lenders and their respective successors and permitted assigns, except that Borrower shall not have the right to assign any rights hereunder or any interest herein without Administrative Agent’s and the Lenders’ prior written consent.

6.4WAIVER OF JURY TRIAL. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS Amendment SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE LOAN AGREEMENT AND SHALL BE SUBJECT TO ANY WAIVER OF JURY TRIAL AND NOTICE PROVISIONS SET FORTH IN THE LOAN AGREEMENT.

6.5No Oral Agreements. Neither this Amendment nor any provision hereof may be changed, waived, discharged, modified or terminated orally, but only by an instrument in writing signed by the parties required to be a party thereto pursuant to the Loan Agreement.

6.6Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Signature pages delivered by facsimile or other electronic means shall have the same effect as manually executed signature pages.

7.Release. BORROWER, TOGETHER WITH ITS PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, MEMBERS, MANAGERS, PARTICIPANTS, PREDECESSORS, SUCCESSORS, AND ASSIGNS, AND EACH OF ITS CURRENT AND FORMER DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, AGENTS, AND EMPLOYEES, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, “RELEASORS”) HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER WAIVES AND DISCHARGES ADMINISTRATIVE AGENT AND LENDERS AND THEIR RESPECTIVE PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, MEMBERS, MANAGERS, PARTICIPANTS, PREDECESSORS, SUCCESSORS, AND ASSIGNS, AND EACH OF ITS CURRENT AND FORMER DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, ATTORNEYS, AGENTS, AND EMPLOYEES, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, THE “RELEASED PARTIES”) FROM ALL POSSIBLE CLAIMS, COUNTERCLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL, OR AT LAW OR IN EQUITY THAT ANY OF THE RELEASORS MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES (OR ANY OF THEM), IF ANY, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT,

[Aaron’s] First Amendment to Master Loan and Security Agreement – Lease ABL

VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, IN EACH CASE, TO THE EXTENT ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE HEREOF AND ARISING DIRECTLY OR INDIRECTLY FROM THE LOAN AGREEMENT, THE LOAN DOCUMENTS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS AND/OR NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT OR THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE. EACH OF THE RELEASORS WAIVES THE BENEFITS OF ANY LAW, WHICH MAY PROVIDE IN SUBSTANCE: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN ITS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY IT MUST HAVE MATERIALLY AFFECTED ITS SETTLEMENT WITH THE DEBTOR.” EACH OF THE RELEASORS UNDERSTANDS THAT THE FACTS WHICH IT BELIEVES TO BE TRUE AT THE TIME OF MAKING THE RELEASE PROVIDED FOR HEREIN MAY LATER TURN OUT TO BE DIFFERENT THAN IT NOW BELIEVES, AND THAT INFORMATION WHICH IS NOT NOW KNOWN OR SUSPECTED MAY LATER BE DISCOVERED. EACH OF THE RELEASORS ACCEPTS THIS POSSIBILITY, AND EACH OF THEM ASSUMES THE RISK OF THE FACTS TURNING OUT TO BE DIFFERENT AND NEW INFORMATION BEING DISCOVERED; AND EACH OF THEM FURTHER AGREES THAT THE RELEASE PROVIDED FOR HEREIN SHALL IN ALL RESPECTS CONTINUE TO BE EFFECTIVE AND NOT SUBJECT TO TERMINATION OR RESCISSION BECAUSE OF ANY DIFFERENCE IN SUCH FACTS OR ANY NEW INFORMATION. RELEASORS AGREE THAT (I) THE COMMENCEMENT OF ANY LITIGATION OR LEGAL PROCEEDINGS BY ANY RELEASOR OR ANY OF THEIR RESPECTIVE AFFILIATES AGAINST ANY RELEASED PARTY WITH RESPECT TO ANY CLAIMS, COUNTERCLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES RELEASED HEREBY OR PURPORTED TO BE RELEASED HEREBY AND ARISING ON OR BEFORE THE DATE HEREOF, AND/OR (II) THE COMMENCEMENT OF ANY CLAIM, INITIATION OR COMMENCEMENT OF ANY CLAIM OR PROCEEDING IN FAVOR OF, THROUGH OR BY ANY RELEASOR WHICH ALLEGES THAT THE RELEASE HEREIN IS INVALID OR UNENFORCEABLE IN ANY RESPECT, SHALL, IN EACH CASE, CONSTITUTE AN IMMEDIATE EVENT OF DEFAULT.

[Signature page follows.]

[Aaron’s] First Amendment to Master Loan and Security Agreement – Lease ABL

IN WITNESS WHEREOF, this Amendment is being executed as of the date first written above.

BORROWER:

AARON’S RECEIVABLES, LLC,
a Delaware limited liability company

By:	AARON’S RECEIVABLES HOLDCO, LLC, its Sole Member

By:	AARON’S, LLC, its Sole Member

By:
Name:	Russell Falkenstein
Title:	Chief Financial Officer

[Aaron’s] First Amendment to Master Loan and Security Agreement – Lease ABL

ADMINISTRATIVE AGENT:

BP COMMERCIAL FUNDING TRUST III, SERIES
SPL-VI, a statutory series of BP Commercial Funding
Trust III, a Delaware statutory trust, for itself and for no other series of BP Commercial Funding Trust III

By:	BasePoint Capital II, LLC, not in its individual
capacity but solely as Administrator of BP Commercial
Funding Trust III

By:
Name:	Michael Petronio
Title:	Authorized Signatory

[Aaron’s] First Amendment to Master Loan and Security Agreement – Lease ABL

CLASS A LENDER:

BP COMMERCIAL FUNDING TRUST III, SERIES
SPL-VI, a statutory series of BP Commercial Funding
Trust III, a Delaware statutory trust, for itself and for no other series of BP Commercial Funding Trust III

By:	BasePoint Capital II, LLC, not in its individual
capacity but solely as Administrator of BP Commercial
Funding Trust III

By:
Name:	Michael Petronio
Title:	Authorized Signatory

[Aaron’s] First Amendment to Master Loan and Security Agreement – Lease ABL

CLASS A LENDER:

SYNOVUS BANK

By:
Name:	Jonathan Edwards
Title:	President, Specialty Finance Division

[Aaron’s] First Amendment to Master Loan and Security Agreement – Lease ABL

CLASS B-1 LENDER:

BP COMMERCIAL FUNDING TRUST III, SERIES
SPL-VI, a statutory series of BP Commercial Funding
Trust III, a Delaware statutory trust, for itself and for no other series of BP Commercial Funding Trust III

By:	BasePoint Capital II, LLC, not in its individual
capacity but solely as Administrator of BP Commercial
Funding Trust III

By:
Name:	Michael Petronio
Title:	Authorized Signatory

[Aaron’s] First Amendment to Master Loan and Security Agreement – Lease ABL

CLASS B-1 LENDERS:

MGG SF Evergreen Fund LP
MGG Canada Fund LP
MGG Insurance Fund Series Interests of
the SALI Multi-Series Fund, L.P.
MGG Onshore Funding II LLC
MGG SF EVERGREEN UNLEVERED FUND LP
MGG SF Evergreen Unlevered Fund 2020 LP
Evergreen Cardinal Fund LP
MGG SF Evergreen Fund Luxembourg
SCSP SICAV-RAIF
MGG SF Drawdown Unlevered Fund IV
(Luxembourg) SCSp
MGG CANADA FUND LP
MGG ONSHORE FUNDING II LP

By:	MGG INVESTMENT GROUP LP, on behalf of
each of the above, as Authorized Signatory

By:	MGG GP, LLC, its general partner

By:
Name:	Kevin Griffin
Title:	CEO

[Aaron’s] First Amendment to Master Loan and Security Agreement – Lease ABL

CLASS B-1 LENDERS:

PATHLIGHT CAPITAL FUND II LP

By:	Pathlight Partners II GP LLC, its General Partner

By:
Name:	Christopher A. Arnold
Title:	Managing Director

PATHLIGHT CAPITAL FUND III LP

By:	Pathlight Partners III GP LLC, its General Partner

By:
Name:	Christopher A. Arnold
Title:	Managing Director

PATHLIGHT CAPITAL evergreen fund LP

By:	Pathlight Partners Evergreen GP LLC, its General Partner

By:
Name:	Christopher A. Arnold
Title:	Managing Director

[Aaron’s] First Amendment to Master Loan and Security Agreement – Lease ABL

CLASS B-2 LENDER:

BP COMMERCIAL FUNDING TRUST III, SERIES
SPL-VI, a statutory series of BP Commercial Funding
Trust III, a Delaware statutory trust, for itself and for no other series of BP Commercial Funding Trust III

By:	BasePoint Capital II, LLC, not in its individual
capacity but solely as Administrator of BP Commercial
Funding Trust III

By:
Name:	Michael Petronio
Title:	Authorized Signatory

[Aaron’s] First Amendment to Master Loan and Security Agreement – Lease ABL

CLASS B-2 LENDERS:

PATHLIGHT CAPITAL FUND II LP

By:	Pathlight Partners II GP LLC, its General Partner

By:
Name:	Christopher A. Arnold
Title:	Managing Director

PATHLIGHT CAPITAL FUND III LP

By:	Pathlight Partners III GP LLC, its General Partner

By:
Name:	Christopher A. Arnold
Title:	Managing Director

PATHLIGHT CAPITAL evergreen fund LP

By:	Pathlight Partners Evergreen GP LLC, its General Partner

By:
Name:	Christopher A. Arnold
Title:	Managing Director

[Aaron’s] First Amendment to Master Loan and Security Agreement – Lease ABL

CLASS C LENDER:

BP COMMERCIAL FUNDING TRUST III, SERIES
SPL-VI, a statutory series of BP Commercial Funding
Trust III, a Delaware statutory trust, for itself and for no other series of BP Commercial Funding Trust III

By:	BasePoint Capital II, LLC, not in its individual
capacity but solely as Administrator of BP Commercial
Funding Trust III

By:
Name:	Michael Petronio
Title:	Authorized Signatory

[Aaron’s] First Amendment to Master Loan and Security Agreement – Lease ABL

CLASS C LENDERS:

PATHLIGHT CAPITAL FUND II LP

By:	Pathlight Partners II GP LLC, its General Partner

By:
Name:	Christopher A. Arnold
Title:	Managing Director

PATHLIGHT CAPITAL FUND III LP

By:	Pathlight Partners III GP LLC, its General Partner

By:
Name:	Christopher A. Arnold
Title:	Managing Director

PATHLIGHT CAPITAL evergreen fund LP

By:	Pathlight Partners Evergreen GP LLC, its General Partner

By:
Name:	Christopher A. Arnold
Title:	Managing Director

[Aaron’s] First Amendment to Master Loan and Security Agreement – Lease ABL

EXHIBIT A

Amended Loan Agreement

[See attached.]

[Aaron’s] First Amendment to Master Loan and Security Agreement – Lease ABL

~~Execution Version~~Conformed through First Amendment, dated as of June 13, 2025

MASTER LOAN AND SECURITY AGREEMENT

Dated as of October 2, 2024

by and among

AARON’S RECEIVABLES, LLC,

as Borrower,

THE LENDERS FROM TIME TO TIME PARTY HERETO,

as Lenders,

BP COMMERCIAL FUNDING TRUST III, SERIES SPL-VI,

as Administrative Agent,

and

PLC AGENT LLC,

as Documentation Agent

[Aaron’s] ABL Agreement

i

[Aaron’s] ABL Agreement

5.4	Taxes	92
5.5	Title to Collateral and Other Properties; Prior Liens	~~92~~93
5.6	Subsidiaries, Affiliates, and Capital Structure	~~93~~94
5.7	Transactions with Affiliates	94
5.8	Litigation, Proceedings, Etc	~~94~~95
5.9	Licenses, Permits, Etc.	~~94~~95
5.10	Full Disclosure	95
5.11	Use of Proceeds/Margin Stock	95
5.12	No Default or Event of Default; No Breach or Violation of Other Arrangements	~~95~~96
5.13	Restrictions on Borrower	~~95~~96
5.14	Broker’s Fees	96
5.15	Legal Compliance	96
5.16	Deferred Compensation Plans	97
5.17	Labor Relations	~~97~~98
5.18	Investment Company	~~97~~98
5.19	Anti-Corruption Laws and Sanctions	98
5.20	Reliance by Administrative Agent	98
5.21	Form of Portfolio Documents	98
5.22	Solvency	98
5.23	No Other Business	~~98~~99
5.24	Eligible Leases	~~98~~99
5.25	Data Protection	~~99~~100
5.26	Specified Collection Accounts	~~99~~100
5.27	Flow of Funds	~~100~~101

Section 6 COVENANTS		~~100~~101
6.1	Affirmative Covenants	~~100~~101
6.2	Negative Covenants	113
6.3	Separate Existence	115
6.4	Post-Closing Requirements	~~116~~117

Section 7 EVENTS OF DEFAULT		~~116~~117
7.1	Default	~~116~~117
7.2	Covenant Defaults	~~116~~117
7.3	Warranties or Representations	117
7.4	Enforceability	117
7.5	Insolvency	~~117~~118
7.6	Involuntary Proceedings	~~117~~118
7.7	Voluntary Proceedings	~~117~~118
7.8	Judgment	118
7.9	Failure to Deposit Proceeds	118
7.10	Removal of Collateral	~~118~~119
7.11	Other Loan Party Defaults	~~118~~119
7.12	Material Adverse Change	119
7.13	Cross Default	119
7.14	Change of Control	~~119~~120
7.15	Investment Company Act	~~119~~120
7.16	Level 2 Portfolio Trigger Event	~~119~~120
7.17	Specified Collection Accounts	~~119~~120
7.18	ERISA	120
7.19	Financial Covenants	120

[Aaron’s] ABL Agreement

Section 8 REMEDIES		~~121~~122
8.1	Remedies Upon Default	~~121~~122
8.2	Notice of Sale	~~123~~124
8.3	Application of Collateral; Termination of Agreements	124
8.4	Rights of Administrative Agent Regarding Collateral	124
8.5	Delegation of Duties and Rights	125
8.6	Waivers	125
8.7	Cumulative Rights	125
8.8	Expenditures by Administrative Agent	125
8.9	Diminution in Value of Collateral	~~125~~126
8.10	No Duty of Administrative Agent to Incur Liability	~~125~~126
8.11	Buy-Out Rights.	~~125~~126

Section 9 CERTAIN RIGHTS OF ADMINISTRATIVE AGENT		133
9.1	Protection of Collateral	133
9.2	Performance by Administrative Agent	133
9.3	No Liability of Administrative Agent	~~133~~134
9.4	Right to Defend Action Affecting Security	~~134~~135
9.5	Administrative Agent’s Right of Set-Off	~~134~~135
9.6	Notice to Lease-Merchandise Lessees	135
9.7	Collection of Leases	135
9.8	Power of Attorney	135
9.9	Relief from Automatic Stay, Etc	136
9.10	Investigations and Inquiries	136
9.11	Verification of Use	~~136~~137
9.12	Due Diligence	~~136~~137
9.13	Recovery of Erroneous Payments	137

Section 10 TERM OF AGREEMENT, INTENT OF PARTIES.		137
10.1	Term	~~137~~138
10.2	Reinstatement	138

Section 11 MISCELLANEOUS		138
11.1	Notices	138
11.2	Survival	139
11.3	Governing Law	139
11.4	Limitation on Interest	139
11.5	Invalid Provisions	140
11.6	Transferability of Loan Agreement; Loan Participations	140
11.7	Amendments and Waivers	142
11.8	Counterparts; Effectiveness	144
11.9	Lenders Not Fiduciaries or Principals	~~144~~145
11.10	Release and Return of Leases	145
11.11	Accounting Principles	145
11.12	Entire Agreement	145
11.13	Litigation	~~145~~146
11.14	Incorporation of Exhibits and Schedules	146
11.15	Directly or Indirectly	146
11.16	Captions	146
11.17	Gender	146

[Aaron’s] ABL Agreement

147
11.18	No Duty	146
11.19	Confidentiality	146
11.20	Borrower’s Acknowledgment	~~147~~148
11.21	No Offset	~~147~~148
11.22	Waiver of Consequential Damages	148
11.23	Time of Essence	148
11.24	Administrative Agent’s Discretion	148
11.25	Not a Security	~~148~~149
11.26	Limitation of Liability	~~148~~149
11.27	General Rules	149

Section 12 ADMINISTRATIVE AGENT		~~149~~150
12.1	Appointment of Authorization of Administrative Agent	150
12.2	Rights as a Lender	150
12.3	Exculpatory Provisions	150
12.4	Reliance by Administrative Agent	~~151~~152
12.5	Delegation of Duties	152
12.6	Resignation of Administrative Agent	152
12.7	Non-Reliance on Administrative Agent and Other Lenders	153
12.8	Administrative Agent May File Proofs of Claim	153
12.9	Collateral Matters	~~153~~154
12.10	Certain ERISA Matters	155

[Aaron’s] ABL Agreement

SCHEDULES:

Schedule A	Approved Processing Agreements
Schedule B	Approved Processors
Schedule C	Applicable States
Schedule D	Lenders; Commitments; Percentage Shares
Schedule E	Concentration Targets
Schedule F	Program Summary
Schedule G	Lease Eligibility Criteria
Schedule H	Deposit Accounts; Securities Accounts; and Account Banks
Schedule I	[Reserved]
Schedule J	[Reserved]
Schedule K	Sellers
Schedule L	Lease Summary File
Schedule N	Weekly Settlement Waterfall Report
Schedule O	Monthly Transaction File
Schedule P	Minimum Monthly Vintage Collection Percentage
Schedule Q	Administrative Agent Account
Schedule R	Specified Collection Accounts
Schedule S	List of DQ Lenders and Competitors
Schedule 2.6(b)	Trigger Period
Schedule 5.6(b)	Proxies, Voting Trusts, Shareholder Agreements
Schedule 5.7	Transactions with Affiliates
Schedule 5.8	Litigations, Etc.
Schedule 5.15	Governmental Inquiry
Schedule 6.2(b)	Permitted Liens
Schedule 6.2(i)	Locations
Schedule 6.4	Post-Closing Requirements
Schedule 11.1	Notices

v

[Aaron’s] ABL Agreement

EXHIBITS:

Exhibit A-1	Lease Decisioning Guidelines
Exhibit A-2	Servicing Policy
Exhibit B	Flow of Funds
Exhibit C-1	Form of Promissory Note A
Exhibit C-2	Form of Promissory Note B
Exhibit C-3	Form of Promissory Note C
Exhibit D	Form of Assignment and Assumption
Exhibit E	Form of Advance Certification
Exhibit F	Form of Borrowing Base Certificate
Exhibit G	Form of Data Field Certificate
Exhibit H-1	Form of Monthly Servicing Report
Exhibit H-2	Form of Compliance Certificate
Exhibit I	Form of Solvency Certificate
Exhibit J	Form of Closing Certificate
Exhibit K	Form of Hudson Cook, LLP Legal Opinion

[Aaron’s] ABL Agreement

MASTER LOAN AND SECURITY AGREEMENT

This MASTER LOAN AND SECURITY AGREEMENT (as amended, restated, modified and/or supplemented from time to time, this “Agreement”) is dated and entered into as of October 2, 2024, by and among AARON’S RECEIVABLES, LLC, a Delaware limited liability company (together with its successors and assigns, “Borrower”), the Lenders from time to time party hereto, BP COMMERCIAL FUNDING TRUST III, SERIES SPL-VI, a statutory series of BP COMMERCIAL FUNDING TRUST III, a Delaware statutory trust, for itself and for no other series of BP COMMERCIAL FUNDING TRUST III, as Administrative Agent and PLC AGENT LLC, as Documentation Agent. Capitalized terms used in this Agreement that are not otherwise defined shall have the meanings set forth in Section 1.1.

RECITALS

WHEREAS, Borrower is a Delaware limited liability company, 100% of the membership interests of which are directly held by Aaron’s Receivables Holdco, LLC, a Delaware limited liability company (“SPE Holdco”), and 100% of the membership interests of SPE Holdco are directly held by Aaron’s, LLC, a Georgia limited liability company (“Parent”).

WHEREAS, pursuant to the Purchase and Sale Agreement, to be dated October 3, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Purchase and Sale Agreement”), by and among the Sellers (as defined below) party thereto, SPE Holdco and Borrower, certain of such Sellers shall sell and/or contribute, and Borrower shall purchase and/or accept, certain Purchased Assets (as defined below) in accordance with the terms thereof (including the Lease Merchandise related thereto); and

WHEREAS, Borrower has requested that Administrative Agent and Lenders agree, and Administrative Agent and the Lenders have agreed, to make available to Borrower a credit facility in a maximum aggregate principal amount of up to the Maximum Loan Amount (as defined below), in accordance with the terms hereof, the proceeds of which will used by Borrower to acquire or purchase, from time to time, Purchased Assets, which Purchased Assets (together with the other Collateral) will secure the payment and performance of the Obligations (as defined below) of Borrower, and for other uses agreed to herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound, hereby agree as follows:

Section 1DEFINITION OF TERMS

1.1Definitions. Capitalized terms used in this Agreement that are not otherwise defined shall have the meanings set forth in this Section 1.1. All terms used which are not specifically defined herein shall, unless the context indicates otherwise, have the meanings provided for by the UCC to the extent the same are used or defined therein; in the event that any term is defined differently in different Articles or Divisions of the UCC, the definition contained in Article or Division 9 shall control.

“Aaron’s Parent” means The Aaron’s Company, Inc., a Georgia corporation.

“ABR” means, for any day, a rate per annum equal to the highest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Rate in effect on such day plus 0.50% and (c) Term SOFR for a one-month tenor in effect on such day plus 1.00%. Any change in the ABR due to a change in the Prime

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Rate, the Federal Funds Rate or Term SOFR shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Rate or Term SOFR, respectively.

“ABR Advance” means an Advance that bears interest based on the ABR.

“Accepted Servicing Practices” means with respect to any Lease, procedures (including collection procedures) that comply in all material respects with Applicable Laws (including any applicable rules, procedures and operating regulations of the Electronic Payments Association (NACHA)), credit card association rules and that any Servicer customarily employs and exercises in servicing and administering leases for its own account as applicable to leases of a type similar to the Leases, and the accepted servicing practices of prudent leasing institutions which service leases of a type similar to the Leases in the jurisdiction where the related Lease-Merchandise Lessee is located.

“Account Bank” means the depository maintaining, as of the Initial Advance Date: (a) the Borrower Funding Account Bank; (b) the Borrower Collection Account Bank; and (c) any other Deposit Account or Securities Account; or thereafter, one or more nationally-recognized depository banks acceptable to Administrative Agent in its Administrative Discretion.

“Account Control Agreement” means, with respect to any deposit account or securities account of Borrower, the related account control agreement, by and among Borrower, the applicable depositary bank or securities intermediary, and Administrative Agent (or an agent thereof) (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time), in form and substance satisfactory to Administrative Agent, in its Administrative Discretion, which provides Administrative Agent (or an agent thereof) with “control” over (within the meaning of the UCC), and a first priority, perfected Lien on, such deposit account or securities account and the proceeds of Collateral and all other property and assets from time to time on deposit therein or otherwise credited thereto.

“Accounting Firm” means, as of the Closing Date, Ernst & Young, or thereafter, Ernst & Young, PWC, Deloitte, Grant Thornton, BDO, Crowe Horwath, ForvisMazars, Baker Tilly, RSM, or a firm of independent certified public accountants of recognized national standing acceptable to Required Lenders, in their Permitted Discretion.

“Acquisition Term Loan” means a term loan which may be advanced on the Polo Acquisition Closing Date and any delayed draw term loans that are advanced pursuant to the terms and conditions of the Acquisition Term Loan Agreement.

“Acquisition Term Loan Agent” has the meaning set forth in the definition of Specified Polo Financing Documents.

“Acquisition Term Loan Agreement” has the meaning set forth in the definition of Specified Polo Financing Documents.

“Acquisition Term Loan Documents” has the meaning set forth in the definition of Specified Polo Financing Documents.

“Acquisition Term Loan Lenders” has the meaning set forth in the definition of Specified Polo Financing Documents.

“Administrative Agent” means, at any time, the Person acting as the administrative agent for itself and for the Lenders under each of the Loan Documents (which, initially, shall be BP Commercial Funding Trust III, Series SPL-VI, a statutory series of BP Commercial Funding Trust III, a Delaware

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statutory trust, for itself and for no other series of BP Commercial Funding Trust III), and the successors and assigns of such Person.

“Administrative Agent Account” means the account of Administrative Agent as set forth on Schedule Q, as such Schedule may be revised or updated by Administrative Agent and notified to Borrower from time to time.

“Administrative Detail Form” means an administrative detail form in a form supplied by, or otherwise acceptable to, Administrative Agent.

“Administrative Discretion” means with respect to Administrative Agent, its Permitted Discretion acting alone and without the consent of the Required Lenders.

“Advance(s)” has the meaning set forth in Section 2.1(a). In addition, for the avoidance of doubt, Advances shall constitute, individually or in the aggregate as the context may require, Class A Advances, Class B-1 Advances, Class B-2 Advances and Class C Advances.

“Advance Certification” has the meaning set forth in Section 4.2(a).

“Advance Rate” means the Class A Advance Rate, the Class B-1 Advance Rate, the Class B-2 Advance Rate or the Class C Advance Rate, as applicable.

“Advance Rate Adjustment” means, at any time during a Level 1 Portfolio Trigger Event Period, (a) with respect to the Class A Advance Rate, five percent (5%); (b) with respect to the Class B-1 Advance Rate, in the event the Outstanding Legal Balance of all Class A Advances is $0, five percent (5%); (c) with respect to the Class B-2 Advance Rate, in the event the Outstanding Legal Balance of all Class A Advances and Class B-1 Advances is $0, five percent (5%); and (d) with respect to the Class C Advance Rate, in the event the Outstanding Legal Balance of all Class A Advances, all Class B-1 Advances and all Class B-2 Advances is $0, five percent (5%).

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Affiliated Lender” means collectively, any Affiliate of the Borrower, KMJ, IQV Holdco, Holdings and Aaron’s Parent (other than the Borrower).

“Aggregate Eligible Lease Net Book Value” means, as of any date of determination, the aggregate Merchandise Book Value of all Lease Merchandise then subject to an Eligible Lease less, the Excess Concentration Amount.

“Agreement” has the meaning set forth in the introductory paragraph hereof.

“Amortization Methodology” means the method used by the Servicer for calculating or determining the Merchandise Book Value.

“Anti-Corruption Laws” means the United States Foreign Corrupt Practices Act of 1977, as amended, and any other similar laws, rules and regulations of any jurisdiction applicable to any of the Loan Parties concerning or relating to bribery or corruption.

“Applicable Laws” means any and all federal, state, and local statutes, ordinances, treaties, rules, regulations, codes, court orders and decrees, administrative orders and decrees, judgments and other legal

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requirements of any Governmental Authority to which the Loan, any Advances, any Loan Document, any Borrower, any Servicer, any Seller, or any other Loan Party or any other Person acting on their behalf, or all or any portion of the Collateral is or becomes subject from time to time, including, but not limited to, those governing the marketing, initiation, sale or servicing of Leases (including all collection activities related to) of Leases in electronic form or otherwise, as the same have been or may in the future be amended from time to time.

“Applicable State” means as to the related Loan Party and Lease specified in the Program Summary each of the States identified on Schedule C as of the Closing Date (as such Schedule may be amended, restated or replaced from time to time with the prior written consent of the Required Lenders; subject, however, to Administrative Agent’s rights under Section 11.24(b).

“Approved Change of Control Transaction” means, collectively, (a) the Polo Acquisition, (b) any amendments, supplements, modifications or restatements of any of the Loan Documents in connection therewith, (c) the borrowing of the related Acquisition Term Loan, and the use of the proceeds thereof in order to consummate the Polo Acquisition, (d) any related equity capital contributions made in connection therewith, (e) the assignment of the Polo Acquisition Agreement by IQVentures Holdings to IQV Holdco (or any similar assignment transaction pursuant to which IQV Holdco is deemed to be the parent entity pursuant to the Polo Acquisition Agreement; and (f) the payment of the fees, costs and expenses incurred in connection with the foregoing.

“Approved Fund” mean any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business, and that is administered or managed by a Lender, an Affiliate of a Lender, or an entity or an Affiliate of an entity that administers or manages a Lender.

“Approved Processor” means each third-party vendor or service provider that is or may in the future be a party to an Approved Processing Agreement and is identified on Schedule B (as such schedule may be updated or amended from time to time with the prior written consent of the Required Lenders).

“Approved Processing Agreement” means any agreement, as such may be amended from time to time, identified on Schedule A (as such schedule may be updated from time to time (i) to add any agreements with Approved Processors listed on Schedule B at such time, or (ii) with the prior written consent of the Required Lenders for any agreements with Approved Processors to be subsequently added to Schedule B) (a) pursuant to which Borrower, any other Loan Party, any Servicer and/or any Subsidiary of Parent establishes a mechanic lien for purposes of collecting the amounts due from a Lease-Merchandise Lessee under the terms of any Lease, (b) which governs the processing of debit card payments made by Lease-Merchandise Lessees or (c) which relates to the safeguarding, management and transport of cash collected from a Lease-Merchandise Lessee.

“Approved Product” means (a) each Existing Product with respect to which all amendments made after the Closing Date to the description of such Existing Product set forth in the Program Summary have, to the extent any such amendments involved a material change to the Program Summary, been approved or deemed approved by Administrative Agent (acting with the consent of the Required Lenders in their sole discretion), pursuant to, and in accordance with, Section 6.1(g)(xiv), and (b) each New Product set forth in an updated Program Summary which has been approved or deemed approved by Administrative Agent (acting with the consent of the Required Lenders in their sole discretion) pursuant to, and in accordance with, Section 6.1(g)(xiv).

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“Assets” means the Leases pledged by Borrower to Administrative Agent hereunder.

“Assignment and Assumption” means an assignment and assumption agreement entered into by a Lender and an Eligible Assignee, and accepted by Administrative Agent, in substantially the form of Exhibit D or any other form approved by Administrative Agent.

“Attributable Debt” means, on any date of determination: (a) in respect of any Capital Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP; and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a capital lease.

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark pursuant to this Agreement, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.19(d).

“Backup Servicer” means such Person as may be approved by Administrative Agent (with the prior written consent of the Required Lenders acting in their Permitted Discretion), in writing, who shall service the Leases pledged as Collateral on and after the occurrence and during the continuation of a Backup Servicing Trigger Event all in accordance with the terms, provisions and conditions of the Backup Servicing Agreement. Initially, the Backup Servicer shall be IQV Servicing, LLC.

“Backup Servicing Agreement” means (a) that certain Backup Servicing Agreement, dated as of the Initial Advance Date, by and among Borrower, each Servicer, Administrative Agent and Backup Servicer and (b) any other backup servicing agreement entered into between a Backup Servicer, Servicer, Borrower and Administrative Agent, in each case, in form and substance satisfactory to Administrative Agent and the Required Lenders in their Permitted Discretion and as the same may amended, restated, amended and restated, supplemented or otherwise modified from time to time with the consent of the Administrative Agent and the Required Lenders.

“Backup Servicing Fee” has the meaning set forth in the Backup Servicing Agreement.

“Backup Servicing Trigger Event” means any of the following events:

(a)the occurrence and continuance of an Event of Default;

(b)the occurrence and continuance of a Cease Funding Event which impairs in any material respect the ability of any Loan Party to perform its duties or obligations with respect to Collections of Leases, as determined by Administrative Agent in its Permitted Discretion;

(c)the occurrence and continuance of a Cease Funding Event which impairs in any material respect the ability of any Approved Processor or Custodian of the Leases to perform its duties or obligations with respect to Collections of Leases, as determined by Administrative Agent in its Permitted Discretion;

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(d)any Servicer fails (for any reason, whether voluntary or involuntary) in any material respect to service the Leases in accordance with the Program Summary, Portfolio Documents or as required by the Loan Documents, provided that such failure continues for a period of thirty (30) days after such Servicer receives written notice of said failure from Administrative Agent;

(e)a case is commenced or a petition is filed against any Loan Party under any Debtor Relief Law or if a receiver, conservator, liquidator, or trustee of any Loan Party or of any material asset of any of them, is appointed by court order and such order remains in effect for more than thirty (30) consecutive days, or if any material asset of any Loan Party is sequestered by court order and such order remains in effect for more than thirty (30) consecutive days;

(f)any failure by Borrower to cause Collections to be deposited and remitted to any of the Specified Collection Accounts, the Specified Concentration Account or the Borrower Collection Account in accordance with the terms and conditions set forth herein, or any failure by Borrower to comply with Section 7.9; and

(g)a Servicer Termination Event.

“Bankruptcy Code” means the federal Bankruptcy Reform Act of 1978 (11 U.S.C. Sections 101 et seq.).

“Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.19(a).

“Benchmark Replacement” means, with respect to any Benchmark Transition Event, the sum of: (a) the alternate benchmark rate that has been selected by Administrative Agent and Borrower giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment. If the alternate benchmark rate as determined pursuant to clause (a) above would be less than 0.00% per annum, the Benchmark Replacement will be deemed to be 0.00% per annum for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by Administrative Agent and Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time.

“Benchmark Replacement Date” means a date and time determined by the Administrative Agent, which date shall be no later than the earliest to occur of the following events with respect to the then-current Benchmark:

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(a)in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or

(b)in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which all Available Tenors of such Benchmark (or the published component used in the calculation thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(a)a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(b)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(c)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

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“Benchmark Transition Start Date” means, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 60th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 60 days after such statement or publication, the date of such statement or publication)

“Benchmark Unavailability Period” means the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.19 and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.19.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“Books and Records” means all documents, books, records, computer tapes, disks, software, micro-fiche records and other information (including, without limitation, computer programs, data processing software and related property and rights) of Borrower or any other Loan Party related to the Collateral, including, without limitation the Portfolio Documents and the Lease File, in each case together with all metadata and any other embedded data.

“Borrower” has the meaning set forth in the introductory paragraph.

“Borrower Collection Account” means the Deposit Account of Borrower identified on Schedule H as “Borrower Collection Account” and maintained with the Borrower Collection Account Bank, as such Schedule H may be amended or modified from time to time with the prior written consent of Administrative Agent (acting with the prior written consent of the Required Lenders).

“Borrower Collection Account Bank” means the U.S. domestic bank identified on Schedule H as the “Borrower Collection Account Bank” at which the Borrower Collection Account is maintained, as such Schedule H may be amended or modified from time to time with the prior written consent of Administrative Agent (acting with the prior written consent of the Required Lenders).

“Borrower Collection Account Control Agreement” means an Account Control Agreement, by and among Borrower, Administrative Agent and the Borrower Collection Account Bank, with respect to the Borrower Collection Account, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Borrower Eligible Cash” means, at any time, all Cash and Cash Equivalents owned by Borrower which are then on deposit, in readily available funds, in any of the following, without duplication: (i) the Borrower Collection Account (less all accrued and unpaid interest and servicing and other service provider fees due on the next Remittance Date, as calculated by Borrower subject to revision by Administrative Agent to correct manifest error); and (ii) the lesser of (A) amounts on deposit in the Borrower Funding Account and (B) $10,000,000; provided, that for purposes of calculating any

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Borrowing Base Shortfall required to be repaid pursuant to Section 2.6(b)(i), any amounts on deposit in the Borrower Collection Account shall be disregarded.

“Borrower Funding Account” means the Deposit Account of Borrower identified on Schedule H as “Borrower Funding Account” and maintained with the Borrower Funding Account Bank, as such Schedule H may be amended or modified from time to time with the prior written consent of Administrative Agent (acting with the prior written consent of the Required Lenders).

“Borrower Funding Account Bank” means the U.S. domestic bank identified on Schedule H as the “Borrower Funding Account Bank” at which the Borrower Funding Account is maintained, as such Schedule H may be amended or modified from time to time with the prior written consent of Administrative Agent (acting with the prior written consent of the Required Lenders).

“Borrower Funding Account Control Agreement” means an Account Control Agreement, by and among Borrower, Administrative Agent and the Borrower Funding Account Bank, with respect to the Borrower Funding Account, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Borrower LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of Borrower, dated as of October 2, 2024, by SPE Holdco and the independent manager party thereto, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof and hereof.

“Borrower POA” means that certain Power of Attorney dated as of the Initial Advance Date and executed and delivered by the Borrower in favor of Administrative Agent.

“Borrowing Base” means, as of any date of determination, the sum of the Class A Borrowing Base, the Class B-1 Borrowing Base, the Class B-2 Borrowing Base and the Class C Borrowing Base; provided, that in all events no more than $10,000,000 on deposit in the Borrower Funding Account may be credited as Borrower Eligible Cash towards the Borrowing Base.

“Borrowing Base Certificate” means a certificate, in substantially the form of Exhibit F, with such changes to such certificate as may be reasonably requested by Administrative Agent or the Required Lenders and, so long as no Default or Event of Default has occurred and is continuing, as consented to by the Borrower, setting forth the Borrowing Base and the component calculations thereof; provided, however, that, for the avoidance of doubt, any changes to the definition of Borrowing Base shall be subject to Section 11.6(c).

“Borrowing Base Shortfall” means, on any date of determination, as applicable, a Class A Borrowing Base Shortfall, a Class B-1 Borrowing Base Shortfall, a Class B-2 Borrowing Base Shortfall and/or a Class C Borrowing Base Shortfall.

“Business Day” means each day that is not a Saturday, Sunday, or a legal holiday under the laws of the State of New York or the United States.

“Capital Lease” means, as to any Person, a lease of any interest in any kind of property or asset by that Person as lessee that is, should be or should have been recorded as a “finance lease” or a “capital lease” in accordance with GAAP.

“Cash” means cash denominated in Dollars (as determined in accordance with GAAP).

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“Cash Equivalents” means, as to any Person: (a) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (but only so long as the full faith and credit of the United States is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition; (b) securities issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof having maturities of not more than ninety days from the date of acquisition and having one of the two highest ratings from either Standard & Poor’s Rating Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”); (c) domestic certificates of deposit, time or demand deposits or bankers’ acceptances maturing within six months after the date of acquisition issued or guaranteed by or placed with, and money market deposit accounts issued or offered by: (i) any Lender; (ii) any commercial bank other than a Lender which is organized under the laws of the United States or any state thereof or the District of Columbia having combined capital and surplus of not less than $250,000,000; and (iii) any federally insured financial institution but only up to the Federal Deposit Insurance Corporation insured deposit limit; (d) repurchase obligations with a term of not more than thirty days for underlying securities of the types described in clause (a) and (b) of this definition entered into with any bank meeting the qualifications specified in clause (c) of this definition; (e) commercial paper issued by the parent corporation of any Lender or any commercial bank (provided that the parent corporation and the bank are both incorporated in the United States) having capital and surplus in excess of $250,000,000 and commercial paper issued by any Person incorporated in the United States, which commercial paper is rated at least A-2 or the equivalent thereof by S&P or at least P-2 or the equivalent thereof by Moody’s, and in each case maturing not more than ninety days after the date of acquisition by such Person; (f) cash equivalents otherwise in accordance with GAAP and Aaron’s Parent’s past audited reporting practices; and (g) investments in money market funds substantially all the assets of which are comprised of securities of the types described in clauses (a) through (e) of this definition.

“Cease Funding Event” means, as of any date of determination, as determined by Administrative Agent or any Class Majority Lenders, any of the following events has occurred and has not been waived by the Required Lenders (provided, that the Required Lenders may provide the Borrower with thirty (30) days to cure such Cease Funding Event; provided, further, that no Advances shall be made during such 30-day grace period):

(a)a Default or an Event of Default;

(b)a Cease Funding Material Adverse Change;

(c)any material and adverse deviation from the Lease Decisioning Guidelines in the initiation of the Leases;

(d)any Loan Party, in its capacity as a servicer or sub-servicer of the Leases, any Backup Servicer or any custodian, has resigned in such capacity and has not been replaced by a successor acceptable to Administrative Agent and the Required Lenders in their Permitted Discretion;

(e)a Level 2 Portfolio Trigger Event; or

(f)any other default or event of default (or similarly defined event) occurs under any Specified Polo Financing Document which results in the forced amortization of the Debt under any such Specified Polo Financing Document.

“Cease Funding Material Adverse Change” means, on any date of determination, as determined by Administrative Agent or any Class Majority Lenders, any of the following events has occurred and has not been waived by the Required Lenders or cured by the applicable Loan Party to the satisfaction of

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the Required Lenders: any event, condition, obligation, liability or circumstance (or set of events, conditions, obligations, liabilities or circumstances), or any change(s) including, without limitation, changes in the Applicable Laws of any Applicable State or any changes in any other Applicable Laws, any Change in Law, the existence of any Regulatory Action (or any changes with respect thereto) or the existence of any Federal Regulatory Event, in each case which, as determined by Administrative Agent or any Class Majority Lenders:

(a)could reasonably be expected to have a material adverse effect upon the legality, validity, binding effect or enforceability of the Leases or any Loan Document;

(b)could reasonably be expected to have a material adverse effect on the value, marketability or collectability of the Collateral, or on Borrower’s or any other Loan Party’s interest therein or the duly perfected first-priority security interest of Administrative Agent therein;

(c)could reasonably be expected to have a material adverse effect on the business, operations, properties, assets, liabilities or financial condition of Borrower or the other Loan Parties, or a material impairment of the ability of Borrower or the other Loan Parties, to conduct their business as presently conducted, including, without limitation, any initiation, servicing, and other obligations under any of the Loan Documents (or any repudiation or breach thereof);

(d)could reasonably be expected to result in the initiation, purchase, servicing or collection of the Leases included in the Collateral being in violation of Applicable Laws;

(e)could reasonably be expected to materially impair the ability of a counterparty to any Loan Document (other than Administrative Agent or any Lender) to consummate the transactions under the Loan Documents; or

(f)any financial institution or securities intermediary (including the Account Bank) maintaining the Borrower Collection Account, the Borrower Funding Account, a Specified Collection Account or the Specified Concentration Account resigns or otherwise ceases to maintain such Borrower Collection Account, Borrower Funding Account, Specified Collection Account or Specified Concentration Account and, on the effective date of such resignation or cessation, another financial institution or securities intermediary, as applicable, acceptable to Administrative Agent (acting on the instructions of the Required Lenders) has not agreed to perform the duties of such affected financial institution or securities intermediary;

provided, that if and to the extent that Borrower can demonstrate (with supporting documentation, projections and other information requested by Administrative Agent or any Lender) that any of the foregoing events, conditions, obligations, liabilities or circumstances (or changes with respect thereto) are limited to one or more Applicable States, then Administrative Agent and the Required Lender shall, in their respective Administrative Discretion and Permitted Discretion, take such limitation into account in determining whether to limit the related Cease Funding Event to such affected Applicable States.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any Applicable Law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority.

“Change of Control” means:

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(a)the failure of (x) the Permitted Holders, individually or taken as a whole, to own, directly or indirectly, beneficially and of record, (i) at least 51% of the aggregate voting power and economic interests represented by the issued and outstanding Equity Interests of KMJ (in either case as determined on a fully diluted basis) and (ii) at least 51% of the aggregate voting power and economic interests represented by the issued and outstanding Equity Interests of Holdings (as determined on a fully diluted basis and (y) the Key Persons, individually or taken as a whole, to control, on a day to day basis, a majority of the board of directors or managers of each of KMJ, IQV Holdco, Holdings and Aaron’s Parent;

(b)the failure of KMJ to own, directly, beneficially and of record, free and clear of all Liens, at least 80% of the aggregate voting power and economic interests represented by the issued and outstanding Equity Interests of IQV Holdco (as determined on a fully diluted basis);

(c)the failure of IQV Holdco to own, directly, beneficially and of record, free and clear of all Liens (other than Liens in favor of the Acquisition Term Loan Agent and Liens in favor of the Inventory ABL Facility Agent, as applicable), 100% of the aggregate voting power and economic interests represented by the issued and outstanding Equity Interests of Holdings (as determined on a fully diluted basis), other than any Equity Interests represented by any management incentive, equity plan or membership or profits interests in respect of the same;

(d)the failure of Holdings to own, directly, beneficially and of record, free and clear of all Liens (other than Liens in favor of the Acquisition Term Loan Agent and Liens in favor of the Inventory ABL Facility Agent, as applicable), 100% of the aggregate voting power and economic interests represented by the issued and outstanding Equity Interests of Aaron’s Parent (as determined on a fully diluted basis);

(e)the failure of Aaron’s Parent to own, directly or indirectly, beneficially and of record, free and clear of all Liens (other than Liens in favor of the Acquisition Term Loan Agent, Liens in favor of the Inventory ABL Facility Agent, and Liens in favor of the Lease Overadvance Credit Facility Agent, as applicable), 100% of the aggregate voting power and economic interests represented by the issued and outstanding Equity Interests of SPE Holdco (as determined on a fully diluted basis); or

(f)the failure of SPE Holdco to own, directly, beneficially and of record, free and clear of all Liens (other than Liens in favor of the Administrative Agent for the benefit of the Secured Parties and Liens in favor of the Lease Overadvance Credit Facility Agent), 100% of the aggregate voting power and economic interests represented by the issued and outstanding Equity Interests of Borrower (as determined on a fully diluted basis).

“Charged-Off Lease” shall mean any Pledged Lease or Participated Lease related to a Participation Interest (a) (1) which is classified as a “non-renewed” Lease in accordance with the applicable Servicing Policy as a result of the related Lease-Merchandise Lessee failing for a period of more than sixty (60) days to either (i) make a renewal payment or (ii) return the leased merchandise, and (2) for which the Leased Merchandise associated with such Lease is being written off in accordance with the Servicing Policy on predetermined dates twice monthly or (b) that has been specifically and separately deemed charged-off or non-collectible by Borrower or Servicer in accordance with its Servicing Policy; it being understood and agreed that this definition shall apply mutatis mutandis to leases entered into by any Seller for purposes of calculating the Charge-Off Percentage.

“Charge-Off Percentage” means (a) Merchandise Book Value of all merchandise leased by a Seller related to any lease agreement entered into by such Seller that became a Charged-Off Lease during

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the applicable monthly period, divided by (b) the Lease Portfolio Size at the beginning of the applicable monthly period.

“Class A Advance” has the meaning set forth in Section 2.1(b)(i).

“Class A Advance Rate” means 45.00%.

“Class A Applicable Margin” means 4.50% per annum.

“Class A Borrowing Base” means, as of any date of determination, an amount, as set forth on the most current Borrowing Base Certificate delivered to Administrative Agent, equal to the sum of (a) the product of (i) the Class A Advance Rate (minus the Advance Rate Adjustment, if applicable); multiplied by (ii) an amount equal to the Aggregate Eligible Lease Net Book Value; plus (b) an amount equal to the product of (i) a percentage equal to (x) the aggregate amount of the Class A Commitments; divided by (y) the Maximum Loan Amount; multiplied by (ii) one hundred percent (100%) of the aggregate value of the Borrower Eligible Cash; minus (c) a pro rata portion (based upon the outstanding principal balance of the Advances in each Class) of any reserves implemented pursuant to Section 2.6(e) hereof.

Borrower, Administrative Agent and the Lenders acknowledge and agree that (i) the advance rates set forth in this definition with respect to Borrower Eligible Cash and the Aggregate Eligible Lease Net Book Value are solely to establish the parameters for calculation of the Class A Borrowing Base, and (ii) this definition does not constitute nor shall it be deemed to constitute an express or implied representation or determination by Administrative Agent or any of the Lenders that the recovery on Borrower Eligible Cash and the Aggregate Eligible Lease Net Book Value in a forced liquidation scenario would be equal to the advance rates established herein.

“Class A Borrowing Base Shortfall” means, on any date of determination, a circumstance in which the Outstanding Legal Balance of all Class A Advances exceeds the Class A Borrowing Base.

“Class A Commitment” means the commitment of a Class A Lender to make Class A Advances hereunder. The amount of each Class A Lender’s Class A Commitment is set forth on Schedule D (as of the ~~Closing~~ First Amendment Effective Date) or in the applicable Assignment and Assumption, subject to any adjustment or reduction pursuant to the terms and conditions hereof. The use of the term Class A Commitment is a term of art that shall in no way be deemed to be a commitment by a Class A Lender to fund Class A Advances hereunder other than pursuant to the terms hereof, including without limitation Sections 2.1, 2.3, 4.1 and 4.2.

“Class A Directing Lender” shall mean any Class A Lender holding in excess of 33 1/3% of the aggregate Outstanding Legal Balance of the Class A Loans (to the extent that the Outstanding Legal Balance of the Class A Loans have not been reduced to zero).

“Class A Holder” has the meaning set forth in Section 2.8(a)(i).

“Class A Interest Rate” means, with respect to each Class A Advance that is (a) a SOFR Advance, the greater of (i) Term SOFR plus the Class A Applicable Margin and (ii) 6.50% per annum; or (b) an ABR Advance, the greater of (i) ABR plus the Class A Applicable Margin and (ii) 6.50% per annum.

“Class A Lenders” means, collectively, (a) each Person listed on Schedule D as a “Class A Lender” and (b) any other Person that shall have become a Class A Lender hereunder pursuant to an Assignment and Assumption or otherwise, in each case, with respect to clauses (a) and (b) above, other

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than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption or otherwise.

“Class A Loan” has the meaning set forth in Section 2.1(b)(i).

“Class A Senior Debt” has the meaning set forth in Section 2.7(b).

“Class B-1 Advance” has the meaning set forth in Section 2.1(b)(ii).

“Class B-1 Advance Rate” means 35.00%.

“Class B-1 Applicable Margin” means 9.00% per annum.

“Class B-1 Borrowing Base” means, as of any date of determination, an amount, as set forth on the most current Borrowing Base Certificate delivered to Administrative Agent, equal to the sum of (a) the product of (i) the Class B-1 Advance Rate (minus the Advance Rate Adjustment, if applicable); multiplied by (ii) an amount equal to the Aggregate Eligible Lease Net Book Value; plus (b) an amount equal to the product of (i) a percentage equal to (x) the aggregate amount of the Class B-1 Commitments of the Class B-1 Lenders; divided by (y) the Maximum Loan Amount; multiplied by (ii) one hundred percent (100%) of the aggregate value of the Borrower Eligible Cash; minus (c) a pro rata portion (based upon the outstanding principal balance of the Advances in each Class) of any reserves implemented pursuant to Section 2.6(e) hereof.

Borrower, Administrative Agent and the Lenders acknowledge and agree that (i) the advance rates set forth in this definition with respect to Borrower Eligible Cash and the Aggregate Eligible Lease Net Book Value are solely to establish the parameters for calculation of the Class B-1 Borrowing Base, and (ii) this definition does not constitute nor shall it be deemed to constitute an express or implied representation or determination by Administrative Agent or any of the Lenders that the recovery on Borrower Eligible Cash and the Aggregate Eligible Lease Net Book Value in a forced liquidation scenario would be equal to the advance rates established herein.

“Class B-1 Borrowing Base Shortfall” means, on any date of determination, a circumstance in which the Outstanding Legal Balance of all Class B-1 Advances exceeds the Class B-1 Borrowing Base.

“Class B-1 Buy-Out Notice” has the meaning set forth in Section 8.11(a)(ii).

“Class B-1 Buy-Out Option Exercise Date” has the meaning set forth in Section 8.11(a)(ii).

“Class B-1 Buy-Out Option Exercise Period” has the meaning set forth in Section 8.11(a)(ii).

“Class B-1 Buy-Out Right” has the meaning set forth in Section 8.11(a)(i).

“Class B-1 Commitment” means the commitment of a Class B-1 Lender to make Class B-1 Advances hereunder. The amount of each Class B-1 Lender’s Class B-1 Commitment is set forth on Schedule D (as of the ~~Closing~~ First Amendment Effective Date) or in the applicable Assignment and Assumption, subject to any adjustment or reduction pursuant to the terms and conditions hereof. The use of the term Class B-1 Commitment is a term of art that shall in no way be deemed to be a commitment by a Class B-1 Lender to fund Class B-1 Advances hereunder other than pursuant to the terms hereof, including without limitation Sections 2.1, 2.3, 4.1 and 4.2.

“Class B-1 Holder” has the meaning set forth in Section 2.8(a)(i).

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“Class B-1 Interest Rate” means, with respect to each Class B-1 Advance that is (a) a SOFR Advance, the greater of (i) Term SOFR plus the Class B-1 Applicable Margin and (ii) 11.00% per annum; or (b) an ABR Advance, the greater of (i) ABR plus the Class B-1 Applicable Margin and (ii) 11.00% per annum.

“Class B-1 Lenders” means, collectively, (a) each Person listed on Schedule D as a “Class B-1 Lender” and (b) any other Person that shall have become a Class B-1 Lender hereunder pursuant to an Assignment and Assumption or otherwise, in each case, with respect to clauses (a) and (b) above, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption or otherwise.

“Class B-1 Loan” has the meaning set forth in Section 2.1(b)(ii).

“Class B-1 Percentage Interest” means 52.43697%.

“Class B-1 Senior Debt” has the meaning set forth in Section 2.7(b).

“Class B-1 Subordinated Debt” has the meaning set forth in Section 2.7(b).

“Class B-2 Advance” has the meaning set forth in Section 2.1(b)(iii).

“Class B-2 Advance Rate” means 5.00%.

“Class B-2 Applicable Margin” means 12.50% per annum.

“Class B-2 Borrowing Base” means, as of any date of determination, an amount, as set forth on the most current Borrowing Base Certificate delivered to Administrative Agent, equal to the sum of (a) the product of (i) the Class B-2 Advance Rate (minus the Advance Rate Adjustment, if applicable); multiplied by (ii) an amount equal to the Aggregate Eligible Lease Net Book Value; plus (b) an amount equal to the product of (i) a percentage equal to (x) the aggregate amount of the Class B-2 Commitments of the Class B-2 Lenders; divided by (y) the Maximum Loan Amount; multiplied by (ii) one hundred percent (100%) of the aggregate value of the Borrower Eligible Cash; minus (c) a pro rata portion (based upon the outstanding principal balance of the Advances in each Class) of any reserves implemented pursuant to Section 2.6(e) hereof.

Borrower, Administrative Agent and the Lenders acknowledge and agree that (i) the advance rates set forth in this definition with respect to Borrower Eligible Cash and the Aggregate Eligible Lease Net Book Value are solely to establish the parameters for calculation of the Class B-2 Borrowing Base, and (ii) this definition does not constitute nor shall it be deemed to constitute an express or implied representation or determination by Administrative Agent or any of the Lenders that the recovery on Borrower Eligible Cash and the Aggregate Eligible Lease Net Book Value in a forced liquidation scenario would be equal to the advance rates established herein.

“Class B-2 Borrowing Base Shortfall” means, on any date of determination, a circumstance in which the Outstanding Legal Balance of all Class B-2 Advances exceeds the Class B-2 Borrowing Base.

“Class B-2 Buy-Out Notice” has the meaning set forth in Section 8.11(b)(ii).

“Class B-2 Buy-Out Option Exercise Date” has the meaning set forth in Section 8.11(b)(ii).

“Class B-2 Buy-Out Option Exercise Period” has the meaning set forth in Section 8.11(b)(ii).

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“Class B-2 Buy-Out Right” has the meaning set forth in Section 8.11(b)(ii).

“Class B-2 Commitment” means the commitment of a Class B-2 Lender to make Class B-2 Advances hereunder. The amount of each Class B-2 Lender’s Class B-2 Commitment is set forth on Schedule D (as of the ~~Closing~~ First Amendment Effective Date) or in the applicable Assignment and Assumption, subject to any adjustment or reduction pursuant to the terms and conditions hereof. The use of the term Class B-2 Commitment is a term of art that shall in no way be deemed to be a commitment by a Class B-2 Lender to fund Class B-2 Advances hereunder other than pursuant to the terms hereof, including without limitation Sections 2.1, 2.3, 4.1 and 4.2.

“Class B-2 Holder” has the meaning set forth in Section 2.8(a)(i).

“Class B-2 Interest Rate” means, with respect to each Class B-2 Advance that is (a) a SOFR Advance, the greater of (i) Term SOFR plus the Class B-2 Applicable Margin and (ii) 14.50% per annum; or (b) an ABR Advance, the greater of (i) ABR plus the Class B-2 Applicable Margin and (ii) 14.50% per annum.

“Class B-2 Lenders” means, collectively, (a) each Person listed on Schedule D as a “Class B-2 Lender” and (b) any other Person that shall have become a Class B-2 Lender hereunder pursuant to an Assignment and Assumption or otherwise, in each case, with respect to clauses (a) and (b) above, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption or otherwise.

“Class B-2 Loan” has the meaning set forth in Section 2.1(b)(iii).

“Class B-2 Percentage Interest” means 47.56303%.

“Class B-2 Senior Debt” has the meaning set forth in Section 2.7(b).

“Class B-2 Subordinated Debt” has the meaning set forth in Section 2.7(b).

“Class C Advance” has the meaning set forth in Section 2.1(b)(iv).

“Class C Advance Rate” means 15.00%.

“Class C Applicable Margin” means 14.75% per annum.

“Class C Borrowing Base” means, as of any date of determination, an amount, as set forth on the most current Borrowing Base Certificate delivered to Administrative Agent, equal to the sum of (a) the product of (i) the Class C Advance Rate (minus the Advance Rate Adjustment, if applicable); multiplied by (ii) an amount equal to the Aggregate Eligible Lease Net Book Value; plus (b) an amount equal to the product of (i) a percentage equal to (x) the aggregate amount of the Class C Commitments; divided by (y) the Maximum Loan Amount; multiplied by (ii) one hundred percent (100%) of the aggregate value of the Borrower Eligible Cash; minus (c) a pro rata portion (based upon the outstanding principal balance of the Advances in each Class) of any reserves implemented pursuant to Section 2.6(e) hereof.

Borrower, Administrative Agent and the Lenders acknowledge and agree that (i) the advance rates set forth in this definition with respect to Borrower Eligible Cash and the Aggregate Eligible Lease Net Book Value are solely to establish the parameters for calculation of the Class C Borrowing Base, and (ii) this definition does not constitute nor shall it be deemed to constitute an express or implied representation or determination by Administrative Agent or any of the Lenders that the recovery on

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Borrower Eligible Cash and the Aggregate Eligible Lease Net Book Value in a forced liquidation scenario would be equal to the advance rates established herein.

“Class C Borrowing Base Shortfall” means, on any date of determination, a circumstance in which the Outstanding Legal Balance of all Class C Advances exceeds the Class C Borrowing Base.

“Class C Commitment” means the commitment of a Class C Lender to make Class C Advances hereunder. The amount of each Class C Lender’s Class C Commitment is set forth on Schedule D (as of the ~~Closing~~ First Amendment Effective Date) or in the applicable Assignment and Assumption, subject to any adjustment or reduction pursuant to the terms and conditions hereof. The use of the term Class C Commitment is a term of art that shall in no way be deemed to be a commitment by a Class C Lender to fund Class C Advances hereunder other than pursuant to the terms hereof, including without limitation Sections 2.1, 2.3, 4.1 and 4.2.

“Class C Buy-Out Option Exercise Period” has the meaning set forth in Section 8.11(c)(ii).

“Class C Buy-Out Notice” has the meaning set forth in Section 8.11(c)(ii).

“Class C Buy-Out Option Exercise Date” has the meaning set forth in Section 8.11(c)(ii).

“Class C Buy-Out Right” has the meaning set forth in Section 8.11(c)(i).

“Class C Holder” has the meaning set forth in Section 2.8(a)(ii).

“Class C Interest Rate” means, with respect to each Class C Advance that is (a) a SOFR Advance, the greater of (i) Term SOFR plus the Class C Applicable Margin and (ii) 16.75% per annum; or (b) an ABR Advance, the greater of (i) ABR plus the Class C Applicable Margin and (ii) 16.75% per annum.

“Class C Lenders” means, collectively, (a) each Person listed on Schedule D as a “Class C Lender” and (b) any other Person that shall have become a Class C Lender hereunder pursuant to an Assignment and Assumption or otherwise, in each case, with respect to clauses (a) and (b) above, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption or otherwise.

“Class C Loan” has the meaning set forth in Section 2.1(b)(iv).

“Class C Subordinated Debt” has the meaning set forth in Section 2.7(b).

“Class IO Interest Rate” means 1.49% per annum.

“Class IO Notional Amount” means, for any Interest Period, the sum of (a) the product of (i) the Class B-1 Percentage Interest and (i) the Outstanding Legal Balance of the Advances with respect to such Interest Period, plus, (b) the product of (i) the Class B-2 Percentage Interest and (i) the Outstanding Legal Balance of the Advances with respect to such Interest Period.

“Class IO Notional Lenders” means, collectively, (a) each Person listed on Schedule D as a “Class IO Notional Lender” and (b) any other Person that shall have become a Class IO Notional Lender hereunder pursuant to an Assignment and Assumption or otherwise, in each case, with respect to clauses (a) and (b) above, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption or otherwise.

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“Class Majority Lenders” means, at any time, any of (a) Class A Lenders holding in excess of 75.0% of the aggregate Outstanding Legal Balance of the Class A Loans, (b) Class B-1 Lenders holding in excess of 50.0% of the aggregate Outstanding Legal Balance of the Class B-1 Loans, (c) Class B-2 Lenders holding in excess of 50.0% of the aggregate Outstanding Legal Balance of the Class B-2 Loans or (d) Class C Lenders holding in excess of 50.0% of the aggregate Outstanding Legal Balance of the Class C Loans; provided that the Outstanding Legal Balance held or deemed held by any Defaulting Lender shall be excluded for purposes of making a determination of Class Majority Lenders.

“Closing Date” means October 2, 2024.

“Club Membership Payment” means any payment payable or paid by a Lease-Merchandise Lessee in respect of fees or other charges for membership in “Aaron’s Club” or any similar benefit program offered to Lease-Merchandise Lessees in connection with the lease of Lease Merchandise. Any such Club Membership Payment shall include, without limitation, all rights (including payment rights and enforcement rights), claims and entitlements under or pursuant to all related Portfolio Documents in respect thereof, and all supporting obligations in connection therewith and proceeds thereof.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collateral” means, except to the extent released from the Lien hereunder pursuant to the terms hereof, all assets and property of Borrower, whether now owned or existing or hereafter acquired or arising, and wherever located, including without limitation, all right, title and interest of Borrower in, to and under:

(a)all Assets, including Leases, together with Borrower’s interest in the related Lease Files and Portfolio Documents generated from the initiation of Leases, together with all Collections and all accounts, chattel paper, general intangibles and payment intangibles related thereto and the cash and non-cash proceeds thereof;

(b)all Lease Merchandise;

(c)all documents, instruments, accounts, chattel paper, general intangibles (including, but not limited to, all copyrights, trademarks, patents, trade secrets, software, and other intellectual property and all goodwill associated therewith), goods, inventory, equipment, cash, Cash Equivalents, deposit accounts (including the Borrower Collection Account and the Borrower Funding Account), securities accounts, contracts and contract rights (including, but not limited to, any rights of Borrower under the Loan Documents) investment property, letter of credit rights, commercial tort claims, insurance and insurance policies, and any and all other assets of Borrower (including, without limitation, its rights interests under any Approved Processing Agreement, the Purchase and Sale Agreement, and any agreements and documents constituting a Portfolio Document, including any rights to indemnification thereunder), and all products and proceeds of all of the foregoing;

(d)all supporting obligations, if any, related to all Leases and other Collateral;

(e)all Specified Collection Accounts Collateral;

(f)all Books and Records, reports, computer tapes, computer disks and software relating to all or any portion of the Collateral; and

(g)all extensions, additions, improvements, betterments, renewals, substitutions and replacements of, for or to any of the Collateral, wherever located, together with the products, proceeds,

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issues, rents and profits thereof, and any replacements, additions or accessions thereto or substitutions thereof, and all rights in or under insurance policies and to the proceeds of any insurance policies covering any of the other Collateral, all rights to unearned or refunded insurance premiums, and the proceeds of any condemnation awards or any claims regarding any of the other Collateral, including claims against any Person for loss, damage or destruction of any Collateral.

“Collateral Assignment (Purchase and Sale Agreement)” has the meaning set forth in the definition of Collateral Assignments.

“Collateral Assignments” means, collectively, the following:

(a)that certain Collateral Assignment and Acknowledgment Agreement (Servicing Agreement), dated as of the Initial Advance Date, by and among each Servicer, Borrower and Administrative Agent (as the same amended, restated, amended and restated, supplemented or otherwise modified from time to time), in respect of the Servicing Agreement; and

(b)that certain Collateral Assignment and Acknowledgment Agreement (Purchase and Sale Agreement), dated as of the Initial Advance Date, by and among each Seller party thereto, Borrower and Administrative Agent (as the same amended, restated, amended and restated, supplemented or otherwise modified from time to time), in respect of the Purchase and Sale Agreement (the “Collateral Assignment (Purchase and Sale Agreement)”).

“Collection Period” means, with respect to any Remittance Date, the seven (7) day period ending on the Friday that precedes such Remittance Date.

“Collections” means all rent or other periodic lease payments and proceeds of Purchased Assets (including, without limitation, liquidation proceeds, repossession and sales proceeds, recoveries or other proceeds), whether by cash, check, remote check, wire transfer, or other manner of payment, including all payments and proceeds of fees, the retail price of the goods plus the cost of lease services, prepayments, late fees, fees for a returned check/card chargeback, for a home visit, and for a lease reinstatement/late payment, or other amounts of any and every description payable under or pursuant to any such Assets, or any other related documents or instruments, received in connection with any such Assets, or any other Asset related to the replacement or renewal thereof. For the avoidance of doubt, Collections do not include Club Membership Payments, Retail Sales Proceeds or Sales Tax Receipts.

“Commitment” means, collectively, the Class A Commitments of all of the Class A Lenders, the Class B-1 Commitments of all of the Class B-1 Lenders, the Class B-2 Commitments of all of the Class B-2 Lenders and the Class C Commitments of all of the Class C Lenders. The aggregate amount of the Commitments of all of the Lenders as of the ~~Closing~~First Amendment Effective Date is the Maximum Loan Amount.

“Competitor” means a direct competitor of Aaron’s Parent or any of its Subsidiaries, as set forth on Schedule S (as such Schedule may be amended or updated from time to time with the prior written consent of the Required Lenders) or any Affiliate thereof (to the extent such affiliation is generally known or is apparent from the name of the Person or otherwise); provided that Administrative Agent, each Lender and each of Affiliate of Administrative Agent or a Lender shall not be deemed a Competitor.

“Compliance Certificate” means a certificate substantially in the form of Exhibit H-2.

“Compliance Review” has the meaning set forth in Section 6.1(f)(ii).

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“Concentration Targets” means the concentration targets set forth on Schedule E, as such Schedule may be amended or modified from time to time by mutual written agreement of Borrower, the Administrative Agent and the Required Lenders.

“Confidential Personal Information” means any and all information or data protected by Privacy Laws, including (without limitation) information or data that: (a) is personal information or information about an identifiable individual (as more particularly defined in the applicable Privacy Laws) that was collected, used, disclosed or accessible to Borrower, any Servicer or any other Loan Party; or (b) is information from which an individual or individual’s identity can be ascertained either from the information itself or by combining the information with information from other sources available to the parties.

“Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “ABR,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 2.12 and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated Adjusted EBITDA” means, as of any date of determination, for any period, the sum of the following determined on a consolidated basis, without duplication, for Aaron’s Parent and its Subsidiaries in accordance with GAAP:

(a)Consolidated Net Income for such period; plus

(b)the sum of the following, without duplication, to the extent deducted in determining Consolidated Net Income for such period: (i) income and franchise Taxes; (ii) Consolidated Interest Expense; and (iii) amortization, depreciation and other non-cash charges (except to the extent that such non-cash charges are reserved for cash charges to be taken in the future); plus

(c)to the extent deducted in determining Consolidated Net Income for such period, Tax Distributions for such period; plus

(d)any expenses incurred from the sale or liquidation of discontinued or closed stores, including relocation expenses and remodeling expenses and expenses related to the opening, curtailment and/or consolidation of facilities (including, without limitation, retail stores and fulfillment centers); provided, however, that the amount to be added back pursuant to this clause (d) may not exceed

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20% of Consolidated Adjusted EBITDA for any measurement period (without giving effect to the add-backs pursuant to this clause (d)); plus

(e)any extraordinary, unusual or non-recurring loss, cost or expense that are agreed to in writing by the Required Lenders; plus

(f)restructuring and transition expenses, costs or charges, all as determined on a consolidated basis for Aaron’s Parent and its Restricted Subsidiaries (as defined in the Acquisition Term Loan Agreement) for such period, which for the avoidance of doubt shall include severance payments and costs, relocation costs, systems establishment costs, integration costs, signing costs, retention bonuses and contract termination costs; provided, that the amount to be added back pursuant to this clause (f) may not exceed 20% of Consolidated Adjusted EBITDA for any measurement period (without giving effect to the add-back pursuant to this clause (f); plus

(g)loss of on-lease and off-lease inventory, physical damage to stores, infrastructure, capital assets and other assets of the business and loss of revenue, in each case, (1) to the extent reasonably identifiable by Aaron’s Parent as having resulted from significant weather events or other natural disasters in areas that have been declared a federal disaster or otherwise qualify for federal emergency assistance, (2) to the extent occurring within twelve (12) months after the occurrence of such significant weather event or natural disaster, and (3) net of all related insurance proceeds received related thereto (including, without limitation, all business interruption insurance and casualty insurance), all as determined on a consolidated basis for Aaron’s Parent and its Restricted Subsidiaries for such period; minus

(h)the sum of the following, without duplication, to the extent any of the following increase Consolidated Net Income for such period: (i) interest income; (ii) any extraordinary gains; and (iii) non-cash gains or non-cash items increasing Consolidated Net Income.

“Consolidated Interest Expense” means, for any period, the total cash interest expense (including, without limitation, interest expense attributable to Capital Lease obligations and all net payment obligations pursuant to Swap Contracts) of Aaron’s Parent and its Subsidiaries for such period, calculated on a consolidated basis for such period in accordance with GAAP.

“Consolidated Net Income” means, for any period, the sum of net income (or loss) after taxes for such period of Aaron’s Parent and its Subsidiaries on a consolidated basis determined in accordance with GAAP, but excluding:

(a)any income of any Person if such Person is not a Subsidiary of Aaron’s Parent, except that Aaron’s Parent’s direct or indirect equity in the net income of any Person for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such period to Aaron’s Parent or a Subsidiary of Aaron’s Parent as a dividend or other distribution;

(b)the income of any Subsidiary of Aaron’s Parent to the extent that the declaration or payment of dividends or similar distributions by the Subsidiary of that income is prohibited by operation of the terms of its charter or any agreement, instrument, judgment, decree, statute, rule or governmental regulation applicable to such Subsidiary of Aaron’s Parent; and

(c)amortization, depreciation or any other non-cash charge or loss, including those resulting from any amortization, write-up, write-down or write-off of goodwill, any non-cash income (loss) attributable to deferred compensation plans or trusts, any gains or non-cash losses from the sale or

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liquidation of discontinued operations and any extraordinary, unusual or non-recurring loss, cost or expense that Administrative Agent approves to be excluded in its Administrative Discretion.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. The terms “Controlling” and “Controlled” have meanings correlative thereto. Without limiting the generality of the foregoing, a Person shall be deemed to be Controlled by another Person if such other Person possesses, directly or indirectly, the power to vote 5% or more of the securities having ordinary voting power for the election of directors, managing general partners or the equivalent.

“Cure Amount” has the meaning set forth in Section 7.19.

“Cure Period” has the meaning set forth in Section 7.19.

“Cure Right” has the meaning set forth in Section 7.19.

“Custodial Agreement” means a custodial agreement, dated as of its date, by and among Borrower, Administrative Agent, the applicable Custodian and the applicable Servicer, in form and substance acceptable to Administrative Agent in its sole discretion and acceptable to Borrower in its reasonable discretion.

“Custodian” means a third-party custodian (which may be the Backup Servicer) appointed by Administrative Agent and the Required Lenders in their Permitted Discretion pursuant to Section 3.4(g).

“Custodian Certificate” means, as applicable (a) with respect to Backup Servicer, an original certificate in the form annexed to the Backup Servicing Agreement, duly completed and signed by the Backup Servicer; or (b) with respect to the Custodian, an original certificate in the form annexed to the applicable custodial agreement, duly completed and signed by the Custodian

“Custodian Deliverables” means the following:

(a)an electronic schedule in form and substance reasonable acceptable to Administrative Agent in its Permitted Discretion containing a list of the Leases pledged to Administrative Agent, identifying each Lease and account information with respect thereto;

(b)with respect to each Lease, evidence reasonably acceptable to Administrative Agent in its Permitted Discretion that such Lease is subject to the Purchase and Sale Agreement;

(c)with respect to each Lease, true and correct copies of all Portfolio Documents and any other documents, instruments, authorizations, or agreements obtained by any Loan Party or any Servicer to maintain the rights, remedies, and other benefits of the documents evidencing, or otherwise executed and delivered by a Lease-Merchandise Lessee in connection with a Lease or Modification thereof, in each case to the extent executed electronically or available in a digital format and stored in a central repository; and

(d)such other documents not otherwise described above as Administrative Agent, as specified in writing to Borrower, may reasonably require from time to time that is in the possession of, or if readily obtainable by, Borrower, in each case to the extent executed electronically or available in a digital format and stored in a central repository.

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“Customer Data” means all data and information supplied or provided or made available directly or indirectly to Borrower, any Servicer or any other Loan Party by Lease-Merchandise Lessees, including: (a) Confidential Personal Information; (b) the customer data of Borrower, any Servicer or any other Loan Party, as applicable, and (c) the result of the processing of any such data, or data that is generated or derived or collected in any connection with the initiation and servicing of Leases.

“Data Field Certificate” means a certificate, in substantially the form of Exhibit G.

“Data Requirements” means Privacy Laws applicable to Borrower, any other Loan Party or any Servicer and its respective conduct of business, all agreements to which it is bound, and all internal or customer-facing policies of such Persons, in each case with respect to collection, use, storage, transfer, privacy, protection, or security of information.

“Debt” means, as to any Person as of any date of determination, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP: (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) the maximum amount (after giving effect to any prior drawings or reductions which may have been reimbursed) of all outstanding drawn letters of credit (including standby and commercial), bankers’ acceptances, and bank guaranties issued or created by or for the account of such Person; (c) the Swap Termination Value under all Swap Contracts to which such Person is a party; (d) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business); (e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; (f) the amount of Attributable Debt in respect of all Capital Leases and Synthetic Lease Obligations of such Person; (g) all obligations of such Person to purchase, redeem, retire, defease or otherwise make a payment in respect of Disqualified Equity Interests valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference (which shall include, for the avoidance of doubt, accrued and unpaid dividends); and (h) all Guarantees of such Person in respect of any of the foregoing. For all purposes hereof, the Debt of any Person shall include the Debt of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Debt is expressly made non-recourse to such Person.

“Debt Fund Affiliate” means an Affiliated Lender that is a bona fide debt fund or an investment vehicle that is primarily engaged in making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course of business and with respect to which none of the Borrower, KMJ, IQV Holdco, Holdings or Aaron’s Parent or any Affiliate of the Borrower, KMJ, IQV Holdco, Holdings or Aaron’s Parent makes investment decisions or has the power, directly or indirectly, to direct or cause the direction of such Affiliated Lender’s investment decisions.

“Debtor Plan” has the meaning set forth in 11.6(c)(iii).

“Debtor Relief Laws” means any applicable liquidation, conservatorship, receivership, bankruptcy, moratorium, rearrangement, insolvency, reorganization, or similar law, proceeding, or device, including, without limitation, the Bankruptcy Code, providing for the relief of debtors from time to time in effect and generally affecting the rights of creditors.

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“Default” means an event or condition, the occurrence of which immediately is or, with the lapse of time or the giving or notice or both, would become, an Event of Default.

“Default Rate” means, as to such portion of the Obligations consisting of any Advance and any other related Obligations now or hereafter owing, the applicable Interest Rate plus four percent (4.00%) per annum; provided, however, that the Default Rate shall in no event exceed the highest interest rate permitted to be charged under any applicable usury laws.

“Defaulting Lender” means any Lender that (a) has failed to (i) fund all or any portion of its related Loan (or any Advance) within two (2) Business Days of the date the related Advances were required to be funded hereunder unless such Lender notifies Administrative Agent and Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two (2) Business Days of the date when due, (b) has notified Borrower or Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan (or any Advance) hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by Administrative Agent or Borrower, to confirm in writing to Administrative Agent and Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by Administrative Agent and Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by Administrative Agent that a Lender is a Defaulting Lender under clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender upon delivery of written notice of such determination to Borrower and each Lender.

“Deposit Account” means, both individually and collectively, any and all bank accounts, deposit accounts or similar accounts of Borrower, a true, correct and complete list as of the date hereof of which is set forth on Schedule H (as such Schedule may be amended or modified from time to time with the prior written consent of Administrative Agent and the Required Lenders).

“Discharge of Secured Obligations” means (a) the indefeasible payment and performance in full of all Obligations, (b) the Commitments have been terminated or expired and (c) there exists no Specified Claims; provided, however, that, if a Specified Claim exists and a Transaction Termination Collateral Package Event has occurred in respect of such Specified Claim in accordance with Section 10.1, then such Specified Claim shall not preclude the Discharge of Secured Obligations from occurring.

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“Disclosed Matters” means the actions, litigation, suits, proceedings, orders, judgments or injunctions disclosed on Schedule 5.8.

“Disqualified Equity Interest” means any Equity Interest of any Person that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder thereof), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, or requires or mandates payments or distributions in cash, on or prior to the date that is one year after the Maturity Date. The term “Disqualified Equity Interest” shall also include any options, warrants or other rights that are convertible into Disqualified Equity Interest or that are redeemable at the option of the holder, or required to be redeemed, prior to the date that is one year after the Maturity Date.

“Dollar” and “$” mean lawful money of the United States.

“DQ Lender” means any Person that is:

(a)designated by the Borrower, by written notice delivered to the Administrative Agent on or prior to the Closing Date and as set forth on Schedule S, as a (i) “DQ Lender” or (ii) “Competitor”; or

(b)either identified in writing, or clearly identifiable solely on the basis of such Person’s name, as an Affiliate of any Person referred to in clauses (a)(i) or (a)(ii) above,

provided however, DQ Lender shall (x) exclude any Person that the Borrower has designated as no longer being a DQ Lenders by written notice delivered to the Administrative Agent from time to time, (y) exclude Administrative Agent, each Lender and each of Affiliate of Administrative Agent or a Lender and (z) include any Person that is added as a Competitor pursuant to a written supplement to the list of Competitors that are DQ Lenders, that is delivered by the Borrower after the Closing Date to the Administrative Agent; provided that, no such supplement shall be effective retroactively or until consented to in writing by Required Lenders (in their Permitted Discretion).

“Draw Period” means the period commencing on the Closing Date and ending on the Draw Period Termination Date.

“Draw Period Termination Date” means the earlier of (a) the date on which a Cease Funding Event, which is not waived in accordance with the terms hereof, occurs, and (b) September 30, 2027, as extended from time to time in accordance with, and pursuant to, Section 2.6(d)(i).

“Due Diligence” means the review procedures with respect to the Collateral employed by Administrative Agent pursuant to Section 9.12.

“Electronic Transmission” means each document, instruction, authorization, file, information and any other communication transmitted, posted or otherwise made or communicated by e-mail or fax, or other equivalent secure electronic service.

“Eligible Assignee” means:

(a)a Lender;

(b)an Affiliate of a Lender;

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(c)an Approved Fund;

(d)a commercial bank, insurance company, investment or mutual fund or other entity that is an “accredited investor” (as defined in Regulation D under the Securities Act of 1933, as amended) (other than, so long as no Event of Default has occurred and is continuing under Sections 7.1, 7.5, 7.6 or 7.7, a Competitor or a DQ Lender) approved by Administrative Agent (which approval of Administrative Agent shall not be unreasonably withheld, conditioned or delayed) and, so long as no Default or Event of Default has occurred and is continuing, Borrower (which approval of Borrower shall not be unreasonably withheld, conditioned or delayed, and shall be deemed given if no objection is made within ten (10) days after notice of the proposed assignment); provided, however, if the sole basis on which Borrower withholds its approval is because such Person is a Competitor, then Borrower’s withholding of such approval shall be deemed reasonable);

(e)any Person (other than, so long as no Event of Default has occurred and is continuing under Sections 7.1, 7.5, 7.6 or 7.7, a DQ Lender or Competitor) approved by Administrative Agent (which approval of Administrative Agent shall not be unreasonably withheld or delayed) and, so long as no Default or Event of Default has occurred and is continuing, Borrower (which approval of Borrower shall not be unreasonably withheld or delayed, and shall be deemed given if no objection is made within ten (10) days after notice of the proposed assignment; provided, however, if the sole basis on which Borrower withholds its approval is because such Person is a Competitor, then Borrower’s withholding of such approval shall be deemed reasonable);

(f)subject to the satisfaction of the provisions of Section 11.06(c), any Affiliated Lender; or

(g)if a Default or Event of Default has occurred and is continuing, any Person acceptable to Administrative Agent in its Administrative Discretion (subject to, if applicable, the satisfaction of the provisions of Section 11.06(c)).

“Eligible Lease” means a Lease that, as of any date of determination meets all of the following eligibility criteria, as determined by Administrative Agent:

(a)the eligibility criteria set forth on Schedule G; and

(b)the following eligibility criteria:

(i)all of the representations and warranties set forth in Sections 5.2(f), 5.5, 5.24(c) and 5.24(d) are true and correct;

(ii)all of the representations and warranties set forth in Subsection 4.1(k) (Eligible Leases) of the Purchase and Sale Agreement, all of which are incorporated herein by reference, mutatis, mutanda, as if made a part hereof, are true and correct; and

(iii)the Lease is subject to a duly perfected first-priority security interest and Lien in Administrative Agent’s favor for the benefit of the Secured Parties, and is not subject to any Liens other than the Liens in favor of Administrative Agent.

“Enforcement Costs” shall mean all reasonable amounts owing to Administrative Agent and/or any Lender pursuant to Section 6.1(n) or 6.1(o) when due (including any such amounts that were previously due but unpaid).

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“Environmental Laws” means any and all Federal, state and local statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, or governmental restrictions relating to pollution, the protection of the environment or the release of any materials into the environment, including those related to Hazardous Materials or wastes, air emissions and discharges to waste or public systems.

“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or partnership interests, membership interests, limited liability company interests, trust interests or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or partnership interests, membership interests, limited liability company interests, trust interests or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or partnership interests, membership interests, limited liability company interests, trust interests or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership interests, membership interests, limited liability company interests or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with a Loan Party thereof within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

“ERISA Event” means any of the following: (a) a Reportable Event with respect to a Pension Plan; (b) the incurrence by Borrower or an ERISA Affiliate of any liability with respect to a withdrawal by Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) the incurrence by Borrower or any ERISA Affiliate of any liability with respect to a complete or partial withdrawal (as described in Sections 4203 and 4205 of ERISA respectively) by Borrower or any ERISA Affiliate from a Multiemployer Plan or the receipt by Borrower or an ERISA Affiliate of notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan if the plan assets are not sufficient to pay all plan liabilities; (e) an event or condition that constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon Borrower or any ERISA Affiliate; or (g) the determination that a Pension Plan is in “at risk” status (within the meaning of Section 430 of the Code or Section 303 of ERISA) or that a Multiemployer Plan is in critical or endangered status (within the meaning of Section 432 of the Code or Section 305 of ERISA).

“ESG Amendment” has the meaning set forth in Section 2.20(a).

“ESG Pricing Provisions” has the meaning set forth in Section 2.20(b).

“Event of Default” has the meaning set forth in Section 7.

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“Excess Concentration Amount” means, as of any date of determination, the portion of the otherwise Aggregate Eligible Lease Net Book Value that exceeds the Concentration Targets.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder or required to be withheld or deducted from a payment to Administrative Agent, any Lender or any such other recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) any U.S. federal withholding Taxes that is imposed on amounts payable to or for the account of any such recipient pursuant to a law in effect at the time such recipient (i) becomes a party hereto (other than in the case of an assignee pursuant to a request by Borrower under Section 2.14) or (ii) designates a new lending office, except in each case to the extent that such recipient (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from Borrower with respect to such withholding tax pursuant to Section 2.10(a), (c) any withholding Taxes attributable to any such recipient’s failure to comply with documentation requirements under Section 2.10(f), and (d) any withholding Taxes imposed under FATCA.

“Exclusivity Side Letter” means that certain letter agreement, dated as of the Initial Advance Date, by and among Aaron’s Parent and Administrative Agent, as the same may be amended, restated, modified or supplemented from time to time in accordance with the terms thereof.

“Existing Product” means any lease-merchandise contract or related or similar asset, in each case, of a type reflected on the consolidated balance sheet of Aaron’s Parent and its Subsidiaries as of the Closing Date and described in the Program Summary.

“Expected Class A Purchase Price” has the meaning set forth in Section 8.11(a)(i).

“Expected Class A-B1 Purchase Price” has the meaning set forth in Section 8.11(b)(i).

“Expected Class A-B1-B2 Purchase Price” has the meaning set forth in Section 8.11(c)(i).

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantially comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.

“Federal Funds Rate” means, for any day, the greater of (a) the rate calculated by the Federal Reserve Bank of New York based on such day’s Federal funds transactions by depositary institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the Federal funds effective rate and (b) 0%.

“Federal Regulatory Event” means the enactment, adoption or issuance of any law, rule or regulation by the United States federal government, the effect of which is to regulate the initiation, purchase, servicing or collection of or limit the enforceability of Leases in a manner that would, in Administrative Agent’s Permitted Discretion, materially and adversely affect Borrower’s ability to timely

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repay all or any part of the Obligations; provided, that if the effective date of any such enactment, adoption or issuance is greater than thirty (30) days from the date of any such enactment, adoption or issuance, then Administrative Agent shall consider in good faith any such delay in effectiveness in making its determination.

“Field Examination” has the meaning set forth in Section 6.1(f)(ii).

“Final Class A Purchase Price” has the meaning set forth in Section 8.11(a)(iii).

“Final Class A-B1 Purchase Price” has the meaning set forth in Section 8.11(b)(iii).

“Final Class A-B1-B2 Purchase Price” has the meaning set forth in Section 8.11(c)(iii).

“Financial Statements” means the monthly, quarterly, and annual financial statements and reports required to be provided to Administrative Agent pursuant to Section 6.1(g).

“First Amendment Effective Date” means June 13, 2025.

“Fiscal Quarter” means, as of any date of determination with respect to Aaron’s Parent or any Subsidiary thereof, a fiscal quarter of any Fiscal Year.

“Fiscal Year” means the fiscal year of Aaron’s Parent or any Subsidiary thereof ending on December 31 of each calendar year.

“Flow of Funds” means the agreed flow of funds, attached hereto as Exhibit B, regarding all Collections, each Specified Collection Account, the Specified Concentration Account, the Borrower Funding Account and the Borrower Collection Account, as the same may be amended, restated or replaced from time to time with the prior written consent of Administrative Agent and the Required Lenders.

“Foreign Lender” means a Lender that is not a “United States person” under Section 7701(a)(30) of the Code.

“Funding Date” means the date that any Advance is made hereunder.

“GAAP” means generally accepted accounting principles, applied on a consistent basis, as described in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board which are applicable under the circumstances as of the date in question; provided that, when used in reference to the Borrower’s Financial Statements, “GAAP” shall be deemed not to include the rules requiring Borrower’s Financial Statements to be consolidated with its Affiliates.

“Governmental Authority” means any federal, state, municipal, national, local or other governmental department, court, commission, board, bureau, agency, regulatory body, authority or instrumentality or political subdivision thereof, including without limitation, any attorney general or agency related thereto, the Consumer Financial Protection Bureau, or any entity or officer exercising executive, legislative or judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case, whether of the United States or a state, territory or possession thereof, a foreign sovereign entity or country or jurisdiction or the District of Columbia, in each case, which has legal authority over the Loan Parties.

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“Guarantor” means Parent, in its capacity as the guarantor under the Guaranty Agreements.

“Guaranty Agreements” means, collectively, (a) the Limited Payment Guaranty and (b) any other guaranty agreement entered into in connection with this Loan Agreement from time to time.

“Guaranty Obligations” means, with respect to any Guaranty Agreement, all obligations, indebtedness and/or liabilities of the Guarantor party thereto to Administrative Agent as set forth therein.

“Guarantee” means, as to any Person, any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Debt or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect: (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation; (b) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Debt or other obligation of the payment or performance of such Debt or other obligation; (c) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Debt or other obligation; or (d) entered into for the purpose of assuring in any other manner the obligee in respect of such Debt or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“Heirs” means, as to any Person, such Person’s estate (including any trust created for the benefit of such Person), heirs, executor, administrator, committee or other personal representative.

“Holdings” means Aaron’s Intermediate Holdco, Inc., a Delaware corporation.

“Indemnified Taxes” means (a) Taxes other than Excluded Taxes imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Documents, and (b) to the extent not otherwise described in clause (a), Other Taxes.

“Indemnified Lender Parties” has the meaning set forth in Section 6.1(o).

“Ineligible Lease” means a Lease that, as of the date of determination, is not an Eligible Lease.

“Initial Advance Date” means the date on which all of the conditions set forth in Section 4.2 are met for the initial Advance hereunder and such initial Advance is made by the Lenders.

“Interest Coverage Ratio” means, for any Fiscal Quarter of Aaron’s Parent and its Subsidiaries on a consolidated basis in accordance with GAAP, the ratio of (a) Consolidated Adjusted EBITDA for the twelve (12) month period ending on the last day of such Fiscal Quarter to (b) Consolidated Interest Expense for the twelve (12) month period ending on the last day of such Fiscal Quarter; provided that, for purposes of this definition, “Consolidated Interest Expense” shall include payments of preferred

[Aaron’s] ABL Agreement

dividends by Aaron’s Parent and its Subsidiaries, or distributions by Aaron’s Parent and its Subsidiaries to a direct or indirect parent, for the purpose of funding the payment of preferred dividends or any other payment obligation of such direct or indirect parent of Borrower and its Subsidiaries for such period.

“Interest Period” means (a) initially, the period commencing on (and including) the Closing Date and ending on (and including) the day that immediately precedes the first Remittance Date occurring after the Closing Date, and (b) thereafter, each period commencing on (and including) a Remittance Date and ending on (and including) the day immediately preceding the following Remittance Date.

“Interest Rate” means the Class A Interest Rate, the Class B-1 Interest Rate, the Class B-2 Interest Rate, the Class C Interest Rate or the Class IO Interest Rate, as applicable.

“Inventory ABL Facility” means the retail inventory asset-based financing facility evidenced by the Inventory ABL Facility Documents, pursuant to which, among other things, the Inventory ABL Facility Borrower will use the proceeds therefrom to finance its purchase or acquisition of retail inventory and for other working capital purposes, in accordance with, and pursuant to, the Inventory ABL Facility Documents.

“Inventory ABL Facility Agent” has the meaning set forth in the definition of Specified Polo Financing Documents.

“Inventory ABL Facility Borrower” has the meaning set forth in the definition of Specified Polo Financing Documents.

“Inventory ABL Facility Documents” has the meaning set forth in the definition of Specified Polo Financing Documents.

“Inventory ABL Facility Lenders” has the meaning set forth in the definition of Specified Polo Financing Documents.

“Inventory ABL Facility Loan Agreement” has the meaning set forth in the definition of Specified Polo Financing Documents.

“IQV Holdco” means IQV Holdco, LLC, a Delaware limited liability company.

“IQVentures Holdings” means IQVentures Holdings, LLC, an Ohio limited liability company.

“IRS” means the United States Internal Revenue Service.

“Key Persons” means Kyle Hanson, Michael Durbin and John Detwiler.

“KMJ” means KMJ Group Holdings, LLC, an Ohio limited liability company.

“Leases” means a Purchased Asset not otherwise released from the Lien hereunder in accordance with the terms hereof; provided, however, that, where applicable, the term “Lease” shall be deemed to refer to the underlying lease or other similar contract or, with respect to any Participated Lease, the Participation Interest, in each case, in which Borrower owns the related interest. A Lease or Participation Interest in a Participated Lease shall include, without limitation, Borrower’s beneficial ownership rights in, to and under all rights to payment owing by a Lease-Merchandise Lessee in respect of a Lease, Participated Lease or other related accommodations made or extended by Borrower (or a predecessor in interest, including, without limitation, the Sellers) to or for the benefit of such Lease-Merchandise Lessee with respect to the lease of Lease Merchandise. Any such Lease or Participation Interest shall include,

[Aaron’s] ABL Agreement

without limitation, all rights (including payment rights and enforcement rights), claims and entitlements under or pursuant to all related Portfolio Documents in respect thereof, and all supporting obligations in connection therewith.

“Lease Decisioning Guidelines” means the guidelines of the Servicers in place as of the Closing Date and attached hereto as Exhibit A-1, as the same may be amended, restated or replaced from time to time in accordance with Section 6.2(m).

“Lease File” means, with respect to each Lease, the applicable documents collected from the Lease-Merchandise Lessee, in connection with the underwriting of the applicable Lease.

“Lease Level Reports” means the reports delivered to Administrative Agent and the Lenders pursuant to Section 6.1(g)(i).

“Lease Merchandise” shall mean furniture, household furnishings, appliances, consumer electronics, fitness equipment, tools and/or other moveable but non-perishable goods, together with accessories related thereto.

“Lease Overadvance Credit Facility” means the Lease financing facility evidenced by the Lease Overadvance Credit Facility Documents, pursuant to which, among other things, the Lease Overadvance Credit Facility Borrower will use the proceeds therefrom to finance its purchase or acquisition from certain Sellers, as sellers under the applicable Lease Overadvance Credit Facility Documents, of Leases initiated by Parent, in each case in accordance with, and pursuant to, the applicable Lease Overadvance Credit Facility Documents.

“Lease Overadvance Credit Facility Agent” has the meaning set forth in the definition of Specified Polo Financing Documents.

“Lease Overadvance Credit Facility Borrower” has the meaning set forth in the definition of Specified Polo Financing Documents.

“Lease Overadvance Credit Facility Documents” has the meaning set forth in the definition of Specified Polo Financing Documents.

“Lease Overadvance Credit Facility Lenders” has the meaning set forth in the definition of Specified Polo Financing Documents.

“Lease Overadvance Credit Facility Loan Agreement” has the meaning set forth in the definition of Specified Polo Financing Documents.

“Lease Portfolio Size” shall mean the total balance of collectible Lease renewal payments in the applicable month for all Leases as of the end of the last day of the prior calendar month.

“Lease-Merchandise Lessee” means any individual who is a maker, co-maker, or other obligor with respect to a Lease. In respect of each Lease, if there is more than one Lease-Merchandise Lessee (husband and wife, for example), references herein to Lease-Merchandise Lessee shall mean any or all of such Lease-Merchandise Lessees, as the context may require.

[Aaron’s] ABL Agreement

“Lender” means a Class A Lender, a Class B-1 Lender, a Class B-2 Lender or a Class C Lender, as the context may require.

“Lenders” means, collectively, (a) each Class A Lender, (b) each Class B-1 Lender, (c) each Class B-2 Lender and (d) each Class C Lender.

“Level 1 Portfolio Trigger Event Period” means, if at any time a Level 1 Portfolio Trigger Event occurs, the period commencing on the first day following the calendar month for which such Level 1 Portfolio Trigger Event occurs and ending on the earlier to occur of (x) such Level 1 Portfolio Trigger Event has been waived by the Required Lenders in writing or (y) such time as no Level 1 Portfolio Trigger Event has occurred for three (3) consecutive calendar months after any Level 1 Portfolio Trigger Event occurs.

“Level 1 Portfolio Trigger Events” means as of any date of determination, any or all of the following events has occurred:

(a)as of any Monthly Test Date, the Non-Renewed Percentage for such calendar month and one of the two immediately preceding calendar months fails to be less than 4.0%; or

(b)as of any Monthly Test Date, the Charge-Off Percentage for such calendar month and one of the two immediately preceding calendar months fails to be less than 8.75%; or

(c)as of any Monthly Vintage Test Date, the Monthly Vintage Collection Percentage with respect to the respective Monthly Vintages for such Monthly Vintage Test Date and the respective Monthly Vintages for one of the two immediately preceding Monthly Vintage Test Dates is less than the applicable percentage set forth on Schedule P.

For purposes of measuring and testing the Level 1 Portfolio Trigger Events:

(i)with respect to the tests set forth in the foregoing clauses (a) and (b), the first reported Monthly Test Date shall be October 31, 2024, and the first testing Monthly Test Date shall be November 30, 2024 (e.g., Borrower shall report the Non-Renewed Percentage and Charge-Off Percentage on October 31, 2024, but the first determination of whether a related Level 1 Portfolio Trigger Event shall have occurred shall be determined on the Monthly Test Date occurring on November 30, 2024, by reference to the calendar months ending October 31, 2024 and November 30, 2024); and

(ii)with respect to the test set forth in the foregoing clause (c), the first reported Monthly Vintage shall be June 2023, and the first testing Monthly Vintage Test Date shall be October 31, 2024 (e.g., Borrower shall report the Monthly Vintage Collection Percentage for the Monthly Vintage of June 2023 and each Monthly Vintage thereafter on a monthly basis, but the first determination of whether a related Level 1 Portfolio Trigger Event shall have occurred shall be determined on the Monthly Vintage Test Date occurring on October 31, 2024, and measured with respect to the Monthly Vintages of June 2023 through and including July 2024).

“Level 2 Portfolio Trigger Events” means as of any date of determination, any or all of the following events has occurred:

(a)as of any Monthly Test Date, the Non-Renewed Percentage for such calendar month and one of the two immediately preceding calendar months fails to be less than 4.5%; or

(b)as of any Monthly Test Date, the Charge-Off Percentage for such calendar month and one of the two immediately preceding calendar months fails to be less than 9.75%; or

(c)as of any Monthly Vintage Test Date, the Monthly Vintage Collection Percentage with respect to the respective Monthly Vintages for such Monthly Vintage Test Date and the

[Aaron’s] ABL Agreement

respective Monthly Vintages for one of the two immediately preceding Monthly Vintage Test Dates is less than the applicable percentage set forth on Schedule P.

For purposes of measuring and testing the Level 2 Portfolio Trigger Events:

(i)with respect to the tests set forth in the foregoing clauses (a) and (b), the first reported Monthly Test Date shall be October 31, 2024, and the first testing Monthly Test Date shall be November 30, 2024 (e.g., Borrower shall report the Non-Renewed Percentage and Charge-Off Percentage on October 31, 2024, but the first determination of whether a related Level 2 Portfolio Trigger Event shall have occurred shall be determined on the Monthly Test Date occurring on November 30, 2024, by reference to the calendar months ending October 31, 2024 and November 30, 2024); and

(ii)with respect to the test set forth in the foregoing clause (c), the first reported Monthly Vintage shall be June 2023, and the first testing Monthly Vintage Test Date shall be October 31, 2024 (e.g., Borrower shall report the Monthly Vintage Collection Percentage for the Monthly Vintage of June 2023 and each Monthly Vintage thereafter on a monthly basis, but the first determination of whether a related Level 2 Portfolio Trigger Event shall have occurred shall be determined on the Monthly Vintage Test Date occurring on October 31, 2024, and measured with respect to the Monthly Vintages of June 2023 through and including July 2024).

“Leverage Ratio” means, for any Fiscal Quarter of Aaron’s Parent and its Subsidiaries on a consolidated basis in accordance with GAAP, the ratio of (a) the aggregate outstanding amount of Debt under the Acquisition Term Loan Documents, the Inventory ABL Facility Documents, the Loan Documents and the Lease Overadvance Credit Facility Documents, plus Debt described in clause (b) of the definition of “Debt” herein, less the Liquidity (solely as described in clause (a) of the definition thereof) of Aaron’s Parent and its Subsidiaries, in each case, as of the last day of such Fiscal Quarter to (b) Consolidated Adjusted EBITDA for the twelve (12) month period ending on the last day of such Fiscal Quarter.

“Lien” means any lien, pledge, hypothecation, assignment, deposit arrangement, mortgage or deed of trust, charge, security interest, easement or encumbrance, or priority or other consensual security agreement or arrangement of any kind or nature whatsoever, whether arising in equity or based on common law, statute, or contract, including, but not limited to, any security interest under the UCC.

“Limited Payment Guaranty” means that certain Limited Payment Guaranty, dated as of the Initial Advance Date, by and between Parent and Administrative Agent, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Liquidity” means, as of any date of determination, the sum of (a) unrestricted (other than cash that is classified as “restricted” solely by reason of a minimum-cash requirement for state licensing purposes and that is not otherwise restricted by applicable Law for application to the Obligations or for use in the operations of Aaron’s Parent and its Subsidiaries) and unencumbered (other than encumbrances constituting Permitted Cash Liens) Cash and Cash Equivalents of Aaron’s Parent and its Subsidiaries as of such date (including all Cash and Cash Equivalents in any deposit accounts and securities accounts of such Person and its Subsidiaries) and (b) availability of the Inventory ABL Facility Borrower under the Inventory ABL Facility.

“Loan” has the meaning set forth in Section 2.1(a), and shall include a Class A Loan, a Class B-1 Loan, a Class B-2 Loan or Class C Loan, as the context may require; and “Loans” collectively means the Class A Loans, the Class B-1 Loans, the Class B-2 Loans and the Class C Loans.

[Aaron’s] ABL Agreement

“Loan Documents” means collectively, the following documents, agreements and instruments, as each may be amended, restated, amended and restated, supplemented, modified, renewed or extended from time to time:

(a)this Agreement;

(b)the Notes;

(c)each Guaranty Agreement;

(d)each Collateral Assignment;

(e)the Servicing Agreement;

(f)any Backup Servicing Agreement;

(g)the Purchase and Sale Agreement and each Conveyance Document (as defined in the Purchase and Sale Agreement) executed and delivered by the applicable Seller party thereto in connection with the Purchase and Sale Agreement;

(h)each of the POAs;

(i)the Borrower Collection Account Control Agreement and any other related account documentation;

(j)the Borrower Funding Account Control Agreement and any other related account documentation;

(k)all other Account Control Agreements for all of the other deposit accounts and securities accounts of Borrower, and related account documentation;

(l)the Pledge Agreement (SPE Holdco);

(m)each of the Specified Collection Accounts Documents;

(n)each Processor Direction Letter;

(o)the Exclusivity Side Letter;

(p)any Custodial Agreement and any Verification Agent Agreement;

(q)the Borrower LLC Agreement;

(r)UCC financing statements covering the Collateral that are filed with the office of the Secretary of State (or similar office) of any jurisdiction deemed appropriate by Administrative Agent, in its Permitted Discretion; and

(s)all such other instruments, documents and agreements as Administrative Agent may require in Administrative Agent’s Permitted Discretion in order to evidence and/or secure the Obligations, to evidence and perfect the rights and Liens of Administrative Agent

[Aaron’s] ABL Agreement

contemplated by the Loan Documents, and otherwise to effectuate the transactions contemplated hereby.

“Loan Parties” means, collectively, (a) Borrower, (b) Guarantor, (c) each Servicer, (d) each Seller, and (e) SPE Holdco.

“Lockout Expiration Date” means the first anniversary of the Closing Date (or such other later date as the parties hereto have agreed in writing will be the Lockout Expiration Date for purposes of this Agreement).

“Material Adverse Change” means, as of any date of determination, as determined by Administrative Agent in its Permitted Discretion, the occurrence of any event, condition, obligation, liability or circumstance (or set of events, conditions, obligations, liabilities or circumstances), or any change(s) including, without limitation, changes in Applicable Laws, the existence of any Regulatory Action (or any changes with respect thereto) or the existence of any Federal Regulatory Event (or changes with respect thereto) in each case which, as determined by Administrative Agent in its Permitted Discretion, has a material adverse effect upon:

(a)the legality, validity, binding effect or enforceability of a material portion of the Leases or any Loan Document;

(b)the value, marketability or collectability of a material portion of the Collateral, including the Leases, any Loan Party’s interest therein or the duly perfected first-priority security interest of Administrative Agent therein;

(c)the business, operations, properties, assets, liabilities or financial condition of (i) Borrower or (ii) the Loan Parties, taken as a whole; or

(d)the ability of a counterparty to any Loan Document (other than Administrative Agent or any Lender) to consummate the transactions under the Loan Documents,

provided that any failure or delay in the consummation of the Approved Change of Control Transaction shall not, on its own, be deemed to constitute a Material Adverse Change.

“Maturity Date” means the date which occurs on the earliest of (a) the date that is twelve (12) months after the Draw Period Termination Date, (b) the date of acceleration of the Obligations following the occurrence and during the continuance of an Event of Default, or (c) at the time this Agreement may be terminated by Administrative Agent pursuant to the terms hereof; provided, that the Maturity Date shall not occur later than the latest maturity date under the Specified Polo Financing Documents then in effect (giving effect to any extension, refinancing, renewal, replacement, defeasance or refund thereof).

“Maximum Loan Amount” means Four Hundred ~~Twenty-Five~~Seventy-Five Million and 00/100 Dollars (~~$425,000,000~~$475,000,000).

“Merchandise Book Value” shall mean, for any Lease Merchandise that is the subject of a Pledged Lease or a Participated Lease related to a Participation Interest, the amount reflected on the books and records of the Servicer that represents (a) the acquisition cost of such Lease Merchandise, including the freight-in costs, plus the allocated distribution center costs thereof, minus (b) depreciation with respect such Lease Merchandise; it being understood and agreed that this definition shall apply mutatis mutandis to leases entered into by any Seller for purposes of determining whether a Level 1 Portfolio Trigger Event or Level 2 Portfolio Trigger Event has occurred.

[Aaron’s] ABL Agreement

“Minimum Holdback Amount” means, as of any date of determination, an amount equal to the product of (a) 1.0 and (b) the sum of amounts paid by Borrower pursuant to Sections 2.6(b)(i)(A), (B), (C) and (D) on the immediately preceding Remittance Date.

“Mistaken Payment” has the meaning set forth in Section 2.7(c).

“Modification” means with respect to any Lease means any waiver, renewal, replacement, extension, alteration, re-aging, settlement or modification.

“Monthly Servicing Report” means a report substantially in form set out at Exhibit H-1.

“Monthly Test Date” shall mean the last day of each calendar month.

“Monthly Vintage” shall mean, as of any date of determination, the pool of Leases initiated by one or more Sellers, sold by one or more Sellers to Borrower and purchased by the Borrower from such Seller(s) during any completed calendar month.

“Monthly Vintage Collection Percentage” shall mean (a) total revenue (initial payment, renewal payment, and early purchase option payment) collected through the applicable monthly period divided by (b) Merchandise Book Value at sale to Borrower.

“Monthly Vintage Test Date” shall mean with respect to any Monthly Vintage, the last day of any of the third, sixth, ninth, twelfth, fifteenth, eighteenth, twenty-first and twenty-fourth calendar month (tested for such month only) following the initiation of such Monthly Vintage.

“Moody’s” has the meaning set forth in the definition of Cash Equivalents.

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA to which Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

“New Product” means any lease-merchandise contract or other related contract, which (a) is not an Existing Product and (b) a Seller proposes to begin offering to its customers, or investing in, such that it will be reflected on its balance sheet following the Closing Date in accordance with criteria set forth in an updated Program Summary.

“Non-Consenting Lender” means any Lender that does not approve any amendment, modification, waiver or consent with respect to provisions of any Loan Document that (a) requires the approval of all Lenders or all affected Lenders, as the case may be, in accordance with the terms of Section 11.6(c) and (b) has been approved by at least the Required Lenders, or all other affected Lenders, as the case may be.

“Non-Debt Fund Affiliate” means an Affiliated Lender that is not a Debt Fund Affiliate.

“Non-Renewed Percentage” means (a) the number of Lease-Merchandise Lessees with an active lease entered into with any Seller, for which such leases are more than 31 days non-renewed at the end of the applicable monthly period, divided by (b) the number of Lease-Merchandise Lessees with an active lease entered into with any Seller at the beginning of the applicable monthly period.

“Note” or “Notes” means, individually or collectively as the context may require, a promissory note executed by Borrower in favor of a Class A Lender, a Class B-1 Lender, a Class B-2 Lender or a Class C Lender, as applicable, in the form of Exhibit C-1 (a “Note A”) (in the case of a Class A Lender),

[Aaron’s] ABL Agreement

Exhibit C-2 (a “Note B”) (in the case of a Class B-1 Lender or a Class B-2 Lender), and Exhibit C-3 (a “Note C”) (in the case of a Class C Lender) in each case, to the extent requested by the applicable Lender pursuant to Section 2.2(d) and as the same may be amended, divided, split, supplemented and/or restated from time to time.

“Notices” has the meaning set forth in Section 11.1.

“Obligations” means, without duplication (a) the due and punctual payment by Borrower of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on each Advance, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary and/or indemnification obligations of Borrower to any Secured Party under this Agreement and each of the other Loan Documents, including fees, costs, expenses (including, without limitation, Permitted Expenses and obligations under Section 3.5, 6.1(n) and 6.1(o)) and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations accruing or incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), and (b) the due and punctual payment and performance of all the other obligations of each Loan Party under or pursuant to this Agreement and each of the other Loan Documents, or otherwise (including monetary obligations accruing or incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), in each case with respect to the foregoing in this definition, whether now or hereafter arising, whether now due or to become due, whether primary, secondary, direct, indirect, absolute, contingent or otherwise, and whether several, joint or joint and several.

“Organizational Documents” means: (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction) of such Person; (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement of such Person; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization of such Person and any agreement, instrument, filing or notice with respect thereto filed in connection with such Person’s formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such Person.

“Other Connection Taxes” means, with respect to Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of a Loan Party hereunder, Taxes imposed as a result of a present or former connection between Administrative Agent, any Lender or such other recipient of any payment to be made by or on account of any obligation of a Loan Party hereunder and the jurisdiction imposing such Tax (other than connections arising from any such recipient and having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Material Debt” has the meaning set forth in Section 7.13(a)(i)(B).

“Other Taxes” means all present or future stamp, intangible or documentary Taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to,

[Aaron’s] ABL Agreement

this Agreement or any other Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.14).

“Outstanding Legal Balance” means, at any time the aggregate outstanding principal amount of the Advances.

“Ownership Plan” means, with respect to any Lease, the total number of payments to achieve ownership of the related Lease Merchandise required under such Lease at the time of initiation.

“Parent” shall mean Aaron’s, LLC, a Georgia limited liability company.

“Parent Historical Financial Statements” means, collectively, the following:

(a)the audited consolidated balance sheet of Aaron’s Parent, its wholly-owned subsidiaries, and variable interest entities that are consolidated when Aaron’s Parent is determined to be the primary beneficiary, for the fiscal years ended December 31, 2021, December 31, 2022, and December 31, 2023 and the related consolidated statements of income or operations, shareholders’ equity and cash flows for each of such fiscal years of Aaron’s Parent, including the notes thereto, together with the opinion issued thereon by the Accounting Firm; and

(b)the unaudited consolidated balance sheet of Aaron’s Parent, its wholly-owned subsidiaries, and variable interest entities that are consolidated when Aaron’s Parent is determined to be the primary beneficiary, for the fiscal quarters ending March 31, 2024 and June 30, 2024, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal quarter of Aaron’s Parent.

“Participated Lease” shall have the meaning set forth in the Purchase and Sale Agreement.

“Participation Interest” shall have the meaning set forth in the Purchase and Sale Agreement.

“PBGC” means the Pension Benefit Guaranty Corporation.

“Pension Plan” means any “employee pension benefit plan” (as that term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by Borrower or any ERISA Affiliate or to which Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years.

“Percentage Share” means, as to any Lender at any time, the percentage (expressed as a decimal carried out to the twelfth decimal place) of the aggregate Commitments represented by such Lender’s Commitment at such time; provided that, if the commitment of each Lender to make Advances have been terminated in accordance herewith or if the Commitments have expired or been terminated, then the Percentage Share of each Lender shall be determined based upon such Lender’s Percentage Share most recently in effect, giving effect to any subsequent assignments. The initial Percentage Share of each Lender is set forth opposite the name of such Lender on Schedule D or in the documentation pursuant to which such Lender became a party hereto, as applicable.

[Aaron’s] ABL Agreement

“Permitted Cash Liens” means any of the following:

(a)any Lien created under any Loan Document, Acquisition Term Loan Document, Inventory ABL Facility Document, or Lease Overadvance Credit Facility Document;

(b)any Lien arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of set off or similar rights and remedies as to deposit accounts or securities accounts or other funds maintained with a creditor depository institution; provided that: (i) such deposit account or securities account is not a dedicated cash collateral account and is not subject to restrictions against access by any of Aaron’s Parent or any of its Subsidiaries in excess of those set forth by regulations promulgated by the Board of Governors of the Federal Reserve System of the United States; and (ii) such deposit account or securities account is not intended by any of Aaron’s Parent or any of its Subsidiaries to provide collateral to the depository institution; or

(c)any customary banker’s Liens in favor of banking institutions (including the right of setoff) encumbering deposit accounts or securities accounts maintained at such banking institutions by any of Aaron’s Parent or any of its Subsidiaries that are within the general parameters in the banking industry or arising pursuant to such banking institution’s general terms and conditions.

“Permitted Discretion” means the determination by Administrative Agent or a Lender or the Required Lenders, as applicable, in their reasonable discretion (reasonable as determined in good faith from the perspective of a prudent secured asset-based lender under similar circumstances).

“Permitted Expenses” means (a) all reasonable out-of-pocket costs and expenses incurred by Administrative Agent and/or any Lender (including reasonable and documented fees and expenses of Holland & Knight LLP and Hudson Cook, LLP, each as counsel to Administrative Agent) in good faith or sustained by Administrative Agent (i) in the preparation of any proposal, commitment, Loan Document or funding pursuant to this Agreement, and (ii) in connection with the administration of the credit facility established herein, including without limitation, the reasonable and documented travel and other expenses of Administrative Agent and its representatives under Section 6.1(f); and (b) all reasonable and documented out-of-pocket costs and expenses incurred by Administrative Agent (including reasonable and documented fees and expenses of outside legal counsel) in connection with the syndication of the credit facility established herein.

“Permitted Holders” means, collectively, Kyle Hanson, Michael Durbin and John Detwiler, any of their respective spouses, lineal descendants, estates, trusts of any of the foregoing or any funds or investment vehicles controlled by any of such Persons or in the event of any such Person’s incompetence or death, such Person’s Heirs or any funds or investment vehicles controlled by such Heirs.

“Permitted Liens” has the meaning set forth in Section 6.2(b).

“Person” means a natural person, corporation, partnership, limited liability company, association, company, or trust.

“Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) established, maintained or contributed to by Borrower or any ERISA Affiliate.

“Plan Asset Regulation” means 29 C.F.R. §2510.3-101, et seq., as modified by Section 3(42) of ERISA.

“Pledge Agreement (SPE Holdco)” means that certain pledge agreement dated as of the Initial Advance Date and entered into by and among SPE Holdco, Borrower and Administrative Agent.

[Aaron’s] ABL Agreement

“Pledged Leases” shall mean each Lease pledged as Collateral hereunder in accordance with Section 3.1 hereof or any other Loan Document.

“POAs” means, collectively, (a) the Borrower POA and (b) the Servicing Parties POA.

“Polo Acquisition” means the merger of Polo Merger Sub with and into Aaron’s Parent, with Aaron’s Parent surviving the consummation of such merger, pursuant to which IQV Holdco will, directly or indirectly, hold 100% of the equity interests in Aaron’s Parent (other than with respect to the Modified Company RSAs and Modified Company RCAs, each as defined in the Polo Acquisition Agreement), including the assignment of the Polo Acquisition Agreement by IQVentures Holdings to IQV Holdco (or any similar assignment transaction pursuant to which IQV Holdco is deemed to be the parent entity pursuant to the Polo Acquisition Agreement).

“Polo Acquisition Agreement” means that certain Agreement and Plan of Merger, dated as of June 16, 2024, by and among Aaron’s Parent, IQVentures Holdings, and Polo Merger Sub, as the same may be amended, restated, supplemented or otherwise modified from time to time, including the including the assignment of the Polo Acquisition Agreement by IQVentures Holdings to IQV Holdco (or any similar assignment transaction pursuant to which IQV Holdco is deemed to be the parent entity pursuant to the Polo Acquisition Agreement).

“Polo Acquisition Closing Date” means the date on which the Polo Acquisition shall have been consummated in all material respects in accordance with applicable Law and in accordance with the terms of the Polo Acquisition Agreement.

“Polo Equity Financing” means the cash equity contributions to Aaron’s Parent by the holders of its Equity Interests, in the form of common equity or other equity, in an aggregate amount of not less than $30.0 million, pursuant to terms and conditions reasonably satisfactory to Administrative Agent (in its Administrative Discretion).

“Polo Legacy Debt Facilities” means, collectively, the following:

(a)that certain Credit Agreement, dated April 1, 2022, by and among Parent, Aaron’s Parent, the financial institutions from time to time party thereto, as lenders, and Truist Bank, as administrative agent (as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time); and

(b)that certain Loan Facility Agreement and Guaranty, dated April 1, 2022, by and among Parent, Aaron’s Parent, the financial institutions from time to time party thereto, as participants, and Truist Bank, as servicer (as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time).

“Polo Merger Sub” means Polo Merger Sub, Inc., a Georgia corporation.

“Polo Subsidiaries” means the direct and indirect Subsidiaries of Polo.

“Portfolio” means, collectively, the Leases included in the Purchased Assets.

“Portfolio Documents” means, with respect to each Lease, any instrument, contract, leasing agreement, agreement, document and contractual arrangement evidencing such Lease or executed and/or delivered in connection therewith or with the application therefor or disclosure with respect thereto (including with respect to the foregoing any renewals, extensions, amendments and modifications

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thereof) to or for the benefit of the related Seller or any subsequent transferee thereof, including Borrower.

“Portfolio Shortfall” means as of a Remittance Date, the positive difference between (a) the sum of (x) the aggregate amount of all principal, interest and other Obligations of Borrower due and payable (including, without limitation, amounts included in a Principal Payment Amount in order to achieve a Portfolio Target) to Administrative Agent and the Lenders with respect to the related Advance(s) and (y) without duplication of the foregoing clause (x), the amount, if any, equal to the Borrowing Base Shortfall in respect of the Portfolio as of such Remittance Date and (b) the amount of Collections available for payment to Administrative Agent and the Lenders in respect of the Portfolio as of such Remittance Date.

“Portfolio Target” means, as of any date of determination:

(a)the Outstanding Legal Balance with respect to the Portfolio outstanding as of the end of the Draw Period (with respect to the Portfolio, the “Total Portfolio UPB”),

minus

(b)the product of (i) the Total Portfolio UPB, (ii) 8.33333%% and (iii) the number of months since the end of the Draw Period (e.g., minimum cumulative paydown of 8.33333% of the Total Portfolio UPB in each month following the end of the Draw Period).

For the purpose of determining the Portfolio Target, the first month for the Portfolio shall be the first full calendar month after the end of the Draw Period.

“Portfolio Trigger Event” means a Level 1 Portfolio Trigger Event or a Level 2 Portfolio Trigger Event.

“Prime Rate” means the rate of interest per annum last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). Any change in the Prime Rate shall take effect at the opening of business on the day such change is publicly announced or quoted as being effective.

“Principal Payment Amount” means, on each Remittance Date, the aggregate (without duplication) of the following with respect to the Assets in the Portfolio and the related Advances:

(a)all payments actually received as Collections during the applicable Collection Period;

(b)any Principal Payment Amount from a previous Remittance Date which remains unpaid as of the subject Remittance Date;

(c)the entire amount advanced by the Lenders against any Lease which becomes a Charged-Off Lease during the applicable Collection Period; and

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(d)such additional amount, if any, which is necessary to reduce the related Outstanding Legal Balance in respect of the Portfolio to a maximum amount equal to the applicable Portfolio Target.

“Priority” means, with respect to any Lien purported to be created on any Collateral pursuant to any Loan Document, means that such Lien is the only Lien to which such Collateral is subject, other than any Permitted Lien.

“Privacy Laws” means all applicable federal, state or local laws or regulations now in force or that may in the future come into force in the United States governing the protection of Customer Data or Confidential Personal Information.

“Processor Direction Letter” means, individually and collectively as the context may require, an instruction letter(s) executed and delivered by Borrower, the applicable Servicer to an Approved Processor from time to time regarding the direction of Collections and/or amounts on deposit or to be directed to or at the direction of Borrower, the applicable Servicer, as the case may be, from time to time on account of the Leases that irrevocably direct that such Collections be deposited, without offset, to a Specified Collection Account or the Borrower Collection Account, in form and substance satisfactory to Administrative Agent in its Permitted Discretion, and, in each case, as the same may be amended, modified, supplemented, restated, replaced or renewed in writing from time to time.

“Program Summary” means the written program summary of Borrower and the other Loan Parties in place as of the Closing Date and attached hereto as Schedule F, as the same may be amended, restated or replaced from time to time in accordance with Section 6.1(g)(xiv).

“Proposed Sale” has the meaning set forth in Section 8.1(d).

“Protective Advance” has the meaning set forth in Section 3.9(b).

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Purchase and Sale Agreement” has the meaning set forth in the recitals hereto.

“Purchased Asset” has the meaning set forth in the Purchase and Sale Agreement.

“Register” has the meaning set forth in Section 2.2(b).

“Regulatory Action” means:

(a)the formal commencement by written notice by any Governmental Authority of any legal action or adversarial proceeding against any Loan Party, any Subsidiary of any Loan Party or any of their respective Related Parties (other than Affiliates of such Person and of such Person’s Affiliates), challenging its authority to market, underwrite, assign, initiate, hold, own, service, collect or enforce any Lease, or otherwise alleging any material non-compliance by any such Loan Party, any such Subsidiary of any Loan Party or any such Related Party (other than Affiliates of such Person and of such Person’s Affiliates), with any Applicable Laws of any Applicable State or any other Applicable Laws related to marketing, underwriting, assigning, initiating, holding, owning, pledging, collecting, servicing or enforcing such Lease, which legal action or adversarial proceeding is not released or terminated in a manner acceptable to Required Lenders in their Permitted Discretion; or

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(b)the issuance or entering of any stay, order, judgment, cease and desist order, injunction, temporary restraining order, or other judicial or non-judicial sanction (other than the imposition of a monetary fine), order or ruling against any Loan Party, any Subsidiary of any Loan Party or any of their respective Related Parties (other than Affiliates of such Person and of such Person’s Affiliates), related in any way to the marketing, underwriting, assigning, initiating, holding, owning, pledging, collecting, servicing or enforcing of any Lease;

provided that, in each case, upon the favorable resolution of any legal action or adversarial proceeding as determined by Required Lenders in their Permitted Discretion, such Regulatory Action shall cease to exist immediately upon such determination by Required Lenders. For the avoidance of doubt, a Routine Inquiry shall not, on its own, constitute a Regulatory Action.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, members, directors, officers, trustees, managers, agents representatives and non-ministerial employees of such Person’s Affiliates.

“Relevant Governmental Body” means the Federal Reserve Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York, or any successor thereto.

“Release” means a release, withdrawal or transfer of funds from the Borrower Funding Account.

“Release Date” means any day on which a Release occurs.

“Remittance Date” means the second Wednesday (or, if such day is not a Business Day, the immediately succeeding Business Day) after the Closing Date and each Wednesday occurring thereafter (or, if such day is not a Business Day, the immediately succeeding Business Day).

“Removal Effective Date” has the meaning set forth in Section 12.6(b).

“Replacement Lender” has the meaning set forth in Section 2.12(a)(iii).

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the thirty-day notice period has been waived.

“Required Lenders” means, at any time, (a) Lenders holding in excess of 75% of the aggregate Outstanding Legal Balance of the Class A Loans (to the extent that the Outstanding Legal Balance of the Class A Loans have not been reduced to zero), (b) Lenders holding in excess of 50% of the Outstanding Legal Balance of the Class B-1 Loans (to the extent that the Outstanding Legal Balance of the Class B-1 Loans have not been reduced to zero), (c) Lenders holding in excess of 50% of the Outstanding Legal Balance of the Class B-2 Loans (to the extent that the Outstanding Legal Balance of the Class B-2 Loans have not been reduced to zero) and (d) Lenders holding in excess of 50% of the Outstanding Legal Balance of the Class C Loans (to the extent that the Outstanding Legal Balance of the Class C Loans have not been reduced to zero); provided that (i) the Outstanding Legal Balance held or deemed held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders and (ii) with respect to each of clauses (a) through (d) above, in the event there is more than one Lender holding such class of Loans, the Required Lenders shall be at least two Lenders that are not Affiliates of each other for such class of Loans (excluding, for all purposes of this definition, Affiliated Lenders).

“Rescindable Amount” has the meaning set forth in Section 2.6(j)(ii).

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“Retail Sales Proceeds” means any payment payable or paid to any Loan Party in respect of the purchase of goods or merchandise, provided, that, for the avoidance of doubt, in no event shall this include any payments or proceeds characterized as rent or other periodic lease payments and proceeds of Purchased Assets.

“Routine Inquiry” means any inquiry or request, written or otherwise, formal or informal, made by a Governmental Authority with legal authority to regulate the activities of any Loan Party, any Servicer or any of their respective Affiliates, or otherwise with legal authority or mandate to request information, made via a form letter or otherwise in connection with (a) the routine transmittal of a consumer complaint or examination request, or (b) a request for information that is routine in nature, is unconnected with any alleged pattern or practice of wrongdoing, or otherwise consists of a general request for information relating to the activities of any Loan Party, any Servicer or any of their respective Affiliates, and shall include voluntary engagement with any Governmental Authority other than in connection with any investigation.

“S&P” has the meaning set forth in the definition of Cash Equivalents.

“Sales Tax Receipts” means any amounts collected by any Loan Party in respect of sales tax, whether in connection with the lease of Lease Merchandise or otherwise.

“Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any comprehensive Sanctions, including, as of the Closing Date, the Crimea, Donetsk, and Luhansk regions of Ukraine, Cuba, Iran, North Korea and Syria.

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the United Nations Security Council, the European Union, any European Union member state, His Majesty’s Treasury of the United Kingdom or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b), or (d) any Person otherwise the subject of any Sanctions.

“Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State or (b) the United Nations Security Council, the European Union, any European Union member state, His Majesty’s Treasury of the United Kingdom or other relevant sanctions authority.

“Secured Parties” means, collectively, (a) Administrative Agent, (b) each Lender, (c) the beneficiaries affiliated with or otherwise related to the Administrative Agent or any Lender of each indemnification obligation undertaken by or on behalf of any Loan Party under any Loan Document, and (d) the successors and assigns of each of the foregoing in clauses (a), (b) and (c) above.

“Securities Account” means, both individually and collectively, any and all securities accounts of Borrower, a true, correct and complete list as of the date hereof of which is set forth on Schedule H (as such Schedule may be amended or modified from time to time with the prior written consent of Administrative Agent and the Required Lenders).

“Security Interest” has the meaning set forth in Section 3.1.

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“Seller” means Parent and any other Subsidiary of Aaron’s Parent set forth on Schedule K as an initiator of a Lease and that is a party to the Purchase and Sale Agreement as a “Seller” thereunder (as such Schedule may be amended or modified from time to time in accordance with Section 6.1(z)), provided, that as of the Closing Date, the only Seller is Parent.

“Servicer” means each Seller, in its capacity as the servicer of the Leases which have been pledged as Collateral, all in accordance with the terms, provisions and conditions of the Servicing Agreement.

“Servicer Termination Event” has the meaning set forth in the Servicing Agreement.

“Servicing Agreement” means that certain Servicing Agreement, dated as of the Initial Advance Date, by and among Borrower, Parent and each Servicer, as such agreement may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Servicing Fee” means the servicing fee payable to the Servicer pursuant to the Servicing Agreement, calculated at the rate of three percent (3.0%) per annum (or at a higher rate, if agreed to by the Required Lenders) on the sum of the Aggregate Eligible Lease Net Book Value plus the balance of Charged-Off Leases as of the last day of each Collection Period.

“Servicing Parties POA” means that certain Power of Attorney dated as of the Initial Advance Date and executed and delivered by each Servicer in favor of Administrative Agent.

“Servicing Policy” means the documented servicing policies and procedures of Parent and the other Loan Parties and their Affiliates in place as of the Closing Date and attached hereto as Exhibit A-2, as the same may be amended, restated or replaced from time to time in accordance with Section 6.2(m).

“Servicing Provisions” means, collectively, (a) Accepted Servicing Practices, (b) the requirements set forth in the Servicing Agreement and (c) the Servicing Policy.

“SLL Principles” has the meaning set forth in Section 2.20(b).

“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Advance” means an Advance that bears interest at a rate based on Term SOFR, other than pursuant to clause (c) of the definition of “ABR”.

“Solvency Certificate” means a Solvency Certificate substantially in the form of Exhibit I.

“Solvent” means, as to any Person, that (a) the fair value of the assets of such Person, at a fair valuation, exceed its debts and liabilities, subordinated, contingent or otherwise, (b) the present fair saleable value of the property of such Person is greater than the amount(s) that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured, (c) such Person is able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (d) such Person does not intend to, and does not believe that it will, incur debts beyond such Person’s ability to pay as such debts mature, (e) such Person is not engaged in a business or a transaction, and is not about to engage in a business or transaction, for which such Person’s properties and assets would

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constitute unreasonably small capital after giving due consideration to the prevailing practices in the industry in which such Person is engaged, and (f) such Person is not insolvent within the meaning of the Bankruptcy Code or any other applicable law.

“SPE Holdco” has the meaning set forth in the recitals hereto.

“Specified Acquisition Agreement Representations” means the representations and warranties made by or on behalf of Aaron’s Parent or any of its subsidiaries or affiliates or their respective businesses in the Polo Acquisition Agreement as are material to the interests of the Lenders, but only to the extent that Aaron’s Parent (or any of its affiliates) has the right to (after taking into account the availability of any cure provisions under the Polo Acquisition Agreement) terminate, or decline to consummate, Aaron’s Parent’s or such affiliates’ obligations under the Polo Acquisition Agreement to consummate the Polo Acquisition or otherwise decline to consummate the Polo Acquisition as a result of a breach of any such representations and warranties or any such representations and warranties not being accurate; provided, however, that the representations and warranties set forth in Section 3.6(b) [Absence of Company Material Adverse Effect] of the Polo Acquisition Agreement shall not constitute Specified Acquisition Agreement Representations.

“Specified Action” means any written demand, action, request, claim, inquiry, investigation, interrogatories, requests for information or documents, subpoena, civil or criminal investigative demand, other legal process, or litigation, arbitration or other similar proceedings with respect to Administrative Agent and/or any Indemnified Lender Party or in which Administrative Agent and/or any Indemnified Lender Party has been named a party and which arises out of this Agreement or the Loan Documents.

“Specified Claims” means any claim subject to indemnification by Borrower under Section 6.1(o) for which Administrative Agent has notified Borrower and which claim (a) constitutes a Specified Action and (b) has not been reduced to a monetary amount.

“Specified Collection Accounts” has the meaning set forth in the Specified Collection Accounts Intercreditor Agreement.

“Specified Collection Accounts Collateral” means, collectively, (i) the Specified Concentration Account and Collection Accounts Security Agreement, (ii) the Specified Collection Accounts Intercreditor Agreement, (iii) any deposit account control agreement or securities account control agreement to which Borrower is the secured party and which covers or otherwise relates to any deposit accounts and/or securities accounts in which Borrower is granted a security interest pursuant to the Specified Concentration Account and Collection Accounts Security Agreement (this clause (iii), collectively, the “Specified Collection Accounts Control Agreements”), (iv) any certificates, documents and instruments from time to time executed and delivered by Parent, each Subsidiary or the “Specified Account Agent” (as defined in the Specified Collection Accounts Intercreditor Agreement) to Borrower in connection with any of the foregoing in clauses (i), (ii) and (iii) immediately above, and (v) all proceeds and products of any of the foregoing in clauses (i), (ii), (iii) and (iv) immediately above.

“Specified Collection Accounts Documents” means, collectively, the Specified Concentration Account and Collection Accounts Security Agreement, the Specified Collection Accounts Intercreditor Agreement and any Specified Collection Accounts Control Agreement (as defined in the definition of Specified Collection Accounts Collateral).

“Specified Collection Accounts Intercreditor Agreement” means the Omnibus Concentration Accounts and Collections Intercreditor Agreement, dated as of the Initial Advance Date, by and among Borrower, Administrative Agent, Acquisition Term Loan Agent, Inventory ABL Facility Agent, Lease

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Overadvance Credit Facility Agent, Lease Overadvance Credit Facility Borrower, Aaron’s Parent and certain other Subsidiaries of Aaron’s Parent and other secured parties from time to time party thereto, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Specified Concentration Account” has the meaning set forth in the Specified Collection Accounts Intercreditor Agreement.

“Specified Concentration Account and Collection Accounts Security Agreement” means the Specified Concentration Account and Collection Accounts Security Agreement, dated as of the Initial Advance Date, by and among Parent and certain Subsidiaries of Parent from time to time party thereto, and Borrower, with respect to the Specified Collection Accounts, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Specified Lender” means, at any time, any Lender: (a) that has requested compensation under Section 2.12 and has not rescinded such request within five (5) Business Days of the making thereof; (b) to whom Borrower must pay an additional amount (or on whose behalf Borrower must pay an additional amount to a Governmental Authority) pursuant to Section 2.10; or (c) that is a Non-Consenting Lender.

“Specified Polo Financing Documents” means, collectively, the following:

(a)the Term Loan Agreement, dated as of the date hereof, by and among Aaron’s Parent, Parent, the guarantors from time to time party thereto, the lenders from time to time party thereto (the “Acquisition Term Loan Lenders”), and BP Commercial Funding Trust III, Series SPL-V, a statutory series of BP Commercial Funding Trust III, a Delaware statutory trust, for itself and for no other series of BP Commercial Funding Trust III, as administrative agent (the “Acquisition Term Loan Agent”) (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Acquisition Term Loan Agreement”), and all other Term Loan Documents (as defined in the Acquisition Term Loan Agreement (the Acquisition Term Loan Agreement and such other Loan Documents are referred to herein collectively as the “Acquisition Term Loan Documents”));

(b)the Credit Agreement, dated as of the date hereof, by and among, inter alia, Aaron’s Parent (in such capacity, the “Inventory ABL Facility Borrower”), the lenders from time to time party thereto (the “Inventory ABL Facility Lenders”), and Second Avenue Capital Partners LLC, as administrative agent and collateral agent (together with its successors and assigns, in such capacities, the “Inventory ABL Facility Agent”) (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms of the Inventory ABL Facility Documents, the “Inventory ABL Facility Loan Agreement”), and all other Loan Documents (as defined in the Inventory ABL Facility Loan Agreement (the Inventory ABL Facility Loan Agreement and such other Loan Documents are referred to herein collectively as the “Inventory ABL Facility Documents”)); and

(c)the Master Loan and Security Agreement, dated as of the date hereof, by and among SPE Holdco (the “Lease Overadvance Credit Facility Borrower”), the lenders from time to time party thereto (the “Lease Overadvance Credit Facility Lenders”), and BP Commercial Funding Trust III, Series SPL-VII, a statutory series of BP Commercial Funding Trust III, a Delaware statutory trust, for itself and for no other series of BP Commercial Funding Trust III, as administrative agent (the “Lease Overadvance Credit Facility Agent”) (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Lease Overadvance Credit Facility Loan Agreement”), and all other Loan Documents (as defined in the Lease Overadvance Credit Facility Loan

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Agreement (the Lease Overadvance Credit Facility Loan Agreement and such other Loan Documents are referred to herein collectively as the “Lease Overadvance Credit Facility Documents”)).

“Specified Polo Financing Documents Debt” means Debt of Aaron’s Parent or any of its Subsidiaries under any of the Specified Polo Financing Documents.

“Specified Representations” means the representations and warranties of the Loan Parties set forth in:

(a)in the case of this Agreement: Sections 5.1 (solely as it relates to the organizational existence of Borrower, the good standing of Borrower in its jurisdiction of organization and the power relating to Borrower entering into and performance of the Loan Documents; 5.2(a)(i)(x) (solely as it relates to Borrower’s Organizational Documents relating to the Borrower entering into and performance of the Loan Documents); 5.2(c) (solely as it relates to the authority, due authorization, execution and delivery relating to Borrower entering into and performance of the Loan Documents); 5.2(d); 5.5(h); 5.11(a) (limited to margin regulations of the Board of Governors of the Federal Reserve System); 5.11(b) (limited to use of proceeds of Advances on the Initial Advance Date not in violation of Office of Foreign Assets Control of the U.S. Department of the Treasury or the United States Foreign Corrupt Practices Act of 1977); 5.15 (limited to the Patriot Act); and 5.18(a); and

(b)in the case of the Limited Payment Guaranty: Sections 13.1(a) (solely as it relates to the organizational existence of each Loan Party, the good standing of each Loan Party in its jurisdiction of organization and the power relating to each Loan Party entering into and performance of the Loan Documents); 13.1(b)(i)(A)(x) (solely as it relates to each Loan Party’s Organizational Documents relating to each Loan Party entering into and performance of the Loan Documents); 13.1(b)(iii) (solely as it relates to the authority, due authorization, execution and delivery relating to each Loan Party entering into and performance of the Loan Documents); 13.1(b)(iv); 13.1(c)(ii); 13.1(d)(i) (limited to margin regulations of the Board of Governors of the Federal Reserve System); 13.1(d)(ii) (limited to use of proceeds of Advances on the Initial Advance Date not in violation of Office of Foreign Assets Control of the U.S. Department of the Treasury or the United States Foreign Corrupt Practices Act of 1977); and 13.1(e) (limited to the Patriot Act).

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise Controlled, directly, or indirectly through one or more intermediaries, or both, by such Person.

“Sustainability Assurance Provider” has the meaning set forth in Section 2.20(a).

“Sustainability Performance Targets” means specified key performance indicators with respect to certain environmental, social and governance targets of the Loan Parties, which shall be confirmed by each Loan Party and its counsel as being consistent with the SLL Principles.

“Swap Contract” means: (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar

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transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement; and (b) any and all transactions of any kind, and the related confirmations, that are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement including any such obligations or liabilities under any such master agreement (in each case, together with any related schedules).

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts: (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s); and (b) for any date prior to the date referenced in clause (a) of this definition, the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts.

“Synthetic Lease Obligation” means the monetary obligation of a Person under either: (a) a so-called synthetic, off-balance sheet or tax retention lease; or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

“Tangible Assets” means in respect of Aaron’s Parent and its Subsidiaries on a consolidated basis, the sum of the following, calculated in accordance with GAAP: (i) the net book value of all Lease Merchandise owned by the Aaron’s Parent or any of its Subsidiaries, whether on-lease or held as inventory, and (ii) all accounts receivable (net).

“Tangible Asset Coverage Ratio” means, in respect of Aaron’s Parent and its Subsidiaries on a consolidated basis in accordance with GAAP, the ratio of (a) Tangible Assets to (b) the aggregate outstanding amount of Debt under the Acquisition Term Loan Documents, the Loan Documents, the Lease Overadvance Credit Facility Documents and the Inventory ABL Facility Documents, plus Debt described in clause (b) of the definition of “Debt” herein, less the Liquidity of Aaron’s Parent and its Subsidiaries, in each case, as of the last day of such Fiscal Quarter.

“Tax Distributions” means, in the event Parent files (or is included in) a consolidated, combined, unitary or similar type tax return with such parent entity, or is treated as a disregarded entity for any tax purposes, any payments made by Parent to any direct or indirect parent entity to permit such direct or indirect parent entity to pay U.S. federal and state and local income taxes then due and payable pursuant to those returns, provided that the amount of such Tax Distributions shall not be greater in the aggregate than the amount of such taxes that would have been due and payable by Parent and its relevant Subsidiaries had Parent and its relevant Subsidiaries filed a hypothetical consolidated, combined, unitary or similar type return with Parent treated as the consolidated parent; provided further, that such payments are actually used to pay such taxes and that any tax refunds received by such direct or indirect parent entity that are attributable to Parent or its Subsidiaries shall be promptly returned to Parent.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

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“Term SOFR” means:

(a)for any calculation with respect to a SOFR Advance, the Term SOFR Reference Rate for a one-month tenor on the day (such day, the “Term SOFR Determination Day”) that is the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Term SOFR Determination Day; and

(b)for any calculation with respect to an ABR Advance on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “ABR Term SOFR Determination Day”) that is the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any ABR Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such ABR Term SOFR Determination Day;

provided, however, if Term SOFR determined as provided in (a)-(b) above shall ever be less than two percent (2.00%), then Term SOFR shall be deemed to be two percent (2.00%).

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion).

“Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”.

“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.

“Transaction Termination Collateral Package Event” means the grant by Borrower or Parent to Administrative Agent of a perfected, first-priority security interest in a cash reserve amount acceptable to Administrative Agent in its Permitted Discretion, which cash reserve amount will secure a Specified Claim and be held in a Deposit Account of Borrower or a deposit account of Parent (as applicable) subject to an Account Control Agreement (fully blocked) or other account control agreement (fully blocked) in favor of Administrative Agent, and all of the foregoing pursuant to documentation, and in form and substance, acceptable to Administrative Agent in its Permitted Discretion.

“Transactions” means, collectively, (a) the Polo Acquisition, (b) the entering into of the Loan Documents, (c) the initial borrowing of Advances hereunder, (d) the Polo Equity Financing and (e) the payment of the fees, costs and expenses incurred in connection with the foregoing.

“Trigger Period” has the meaning set forth in Schedule 2.6(b).

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“UCC” means the Uniform Commercial Code as in effect in the State of New York from time to time; provided, that to the extent that the UCC is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern; provided further, that, in the event that, by reason of mandatory provisions of laws, any or all of the attachment, perfection or priority of, or remedies with respect to, Administrative Agent’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“U.S.” or “United States” means United States of America.

“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“U.S. Tax Compliance Certificate” has the meaning set forth in Section 2.10(f)(ii)(B)(3).

“Verification Agent” means a third-party verification agent (which may be the Backup Servicer or the Custodian) appointed by Administrative Agent and the Required Lenders in their Permitted Discretion pursuant to Section 3.4(g). Initially, the Verification Agent shall be Carmel Solutions LLC.

“Verification Agent Agreement” means a verification agent agreement, by and among Borrower, Administrative Agent, the applicable Verification Agent and each Servicer, in form and substance acceptable to Administrative Agent in its Administrative Discretion and acceptable to Borrower in its reasonable discretion.

“Withholding Agent” means Borrower and Administrative Agent.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“Yield Maintenance Fee” has the meaning set forth in Section 2.6(d)(ii)

“Yield Maintenance Period” means the period commencing on and including the Lockout Expiration Date to and including the date that is the twelve (12) month anniversary of the Lockout Expiration Date.

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1.2Rates. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to ABR, the Term SOFR Reference Rate or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, ABR, the Term SOFR Reference Rate, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of ABR, the Term SOFR Reference Rate, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain ABR, the Term SOFR Reference Rate, Term SOFR or any other Benchmark, or any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

1.3Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

Section 2THE LOAN

2.1The Loan; Advances.

(a)The Loan; Advances. Subject to the terms and conditions set forth herein, each Lender severally agrees to make a loan (each such loan, “Loan”) in a series of advances (each, an “Advance” and collectively, the “Advances”) on or after the Initial Advance Date (subject to the final sentence set forth below in this Section 2.1(a)):

(i)in the case of each Class A Lender, in an aggregate principal amount that will not result in: (A) the outstanding principal amount of all Class A Advances of each Class A Lender exceeding such Class A Lender’s Class A Commitment, (B) a Class A Borrowing Base Shortfall, or (C) the total outstanding principal amount of all Class A Advances of all Class A Lenders exceeding the total Class A Commitments of all Class A Lenders;

(ii)in the case of each Class B-1 Lender, in an aggregate principal amount that will not result in: (A) the outstanding principal amount of all Class B-1 Advances of each Class B-1 Lender exceeding such Class B-1 Lender’s Class B-1 Commitment, (B) a Class B-1 Borrowing Base Shortfall, or (C) the total outstanding principal amount of all Class B-1 Advances of all Class B-1 Lenders exceeding the total Class B-1 Commitments of all Class B-1 Lenders;

(iii)in the case of each Class B-2 Lender, in an aggregate principal amount that will not result in: (A) the outstanding principal amount of all Class B-2 Advances of each Class B-2

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Lender exceeding such Class B-2 Lender’s Class B-2 Commitment, (B) a Class B-2 Borrowing Base Shortfall, or (C) the total outstanding principal amount of all Class B-2 Advances of all Class B-2 Lenders exceeding the total Class B-2 Commitments of all Class B-2 Lenders; or

(iv)in the case of each Class C Lender, in an aggregate principal amount that will not result in: (A) the outstanding principal amount of all Class C Advances of each Class C Lender exceeding such Class C Lender’s Class C Commitment, (B) a Class C Borrowing Base Shortfall, or (C) the total outstanding principal amount of all Class C Advances of all Class C Lenders exceeding the total Class C Commitments of all Class C Lenders;

provided that, unless the Lenders in their sole discretion agree otherwise in writing, in no event will any Lender make an Advance on the last day of the Draw Period or at any time after the end of the Draw Period. Subject to the terms and conditions of this Agreement and within the limits of each Lender’s respective Commitment, Borrower may borrow, prepay and reborrow Advances.

(b)Designation and Classification of Loans and Advances.

(i)Each Loan made by a Class A Lender pursuant to Section 2.1(a)(i) shall constitute a “Class A Loan”. Each Advance made by a Class A Lender pursuant to Section 2.1(a)(i) shall constitute a “Class A Advance”.

(ii)Each Loan made by a Class B-1 Lender pursuant to Section 2.1(a)(ii) shall constitute a “Class B-1 Loan”. Each Advance made by a Class B-1 Lender pursuant to Section 2.1(a)(ii) shall constitute a “Class B-1 Advance”.

(iii)Each Loan made by a Class B-2 Lender pursuant to Section 2.1(a)(iii) shall constitute a “Class B-2 Loan”. Each Advance made by a Class B-2 Lender pursuant to Section 2.1(a)(iii) shall constitute a “Class B-2 Advance”.

(iv)Each Loan made by a Class C Lender pursuant to Section 2.1(a)(iv) shall constitute a “Class C Loan”. Each Advance made by a Class C Lender pursuant to Section 2.1(a)(iv) shall constitute a “Class C Advance”.

2.2Evidence of Loan.

(a)Administrative Agent Records. Administrative Agent, acting solely for this purpose as an agent of Borrower, shall maintain, at one of its offices in the United States of America, in accordance with its usual practice, true, correct and complete electronic or written records evidencing the indebtedness and obligations owed by Borrower to Lenders, in which it will record (i) the amount of each Advance made by a Lender hereunder, (ii) the amount of any principal and/or interest due and payable and/or to become due and payable from Borrower and payable to a Lender hereunder in respect of each such Advance, (iii) all amounts received by a Lender hereunder from Borrower and (iv) the name and address of each Lender.

(b)Evidence of Indebtedness. The entries made in the electronic or written records maintained pursuant to Section 2.2(a) (the “Register”) shall be prima facie evidence of the existence and amounts of the obligations and indebtedness therein recorded; provided, however, that the failure of Administrative Agent to maintain such records or any error therein shall not in any manner affect the obligations of Borrower to repay the correct amounts owed pursuant to the Loan, including all Advances made by a Lender, and all other Obligations in accordance with the terms of this Agreement and all other Loan Documents. Section 2.2(a) shall be construed so that the Loan is at all times maintained in

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“registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Internal Revenue Code of 1986, as amended. The accounts or records maintained by Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Loans made by Lenders to Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of Borrower hereunder to pay any amount owing with respect to the Obligations. If any conflict exists between the accounts and records maintained by any Lender and the accounts and records of Administrative Agent in respect of such matters, the accounts and records of Administrative Agent shall control in the absence of manifest error.

(c)Monthly Statements. Within two (2) Business Days of a request by Borrower, Administrative Agent will provide to Borrower a written statement of Advances made, and any charges and payments made pursuant to this Agreement for the immediately-preceding calendar month, provided, however, that the failure of Administrative Agent to provide such written statement shall not affect the validity of any Advance made by a Lender and shall not constitute a default or breach by Administrative Agent or any Lender of this Agreement or any other Loan Document and in the absence of manifest error, such accounting rendered by Administrative Agent shall be deemed final, binding and conclusive unless Administrative Agent is notified by Borrower in writing to the contrary within ten (10) Business Days of delivery of each accounting, which notice shall be deemed an objection only to items specifically objected to therein. In the event of such objection, Administrative Agent shall in good faith recalculate and validate such amounts to eliminate any such manifest error

(d)Notes. If so requested by a Lender at any time following the Closing Date, Borrower shall, within three (3) Business Days after such request, execute and deliver to Administrative Agent, for further delivery to such requesting Lender, a Note A (with respect to any Class A Loan), a Note B (with respect to any Class B-1 Loan or Class B-2 Loan) or a Note C (with respect to any Class C Loan), and made payable to the order of such Lender, further evidencing such Lender’s Loans. Each Lender may attach schedules to its respective Note, if any, and endorse thereon the date, amount and maturity of its Advances and payments with respect thereto. In addition, upon receipt by Borrower of evidence satisfactory to it of the loss, theft destruction, or mutilation of any Note, and (in the case of loss, theft or destruction) of an indemnity reasonably satisfactory to it, and upon surrender and cancellation of the applicable Note, if mutilated, Borrower will deliver a new Note of like tenor in lieu of such Note, dated as of the date of the original Note. The Notes evidence the obligation of Borrower to repay in Dollars the Advances made pursuant to, and the other Obligations described in, this Agreement, and are not intended to be, nor shall any of them be deemed for any purpose to constitute, a security or investment contract within the meaning of applicable state and federal securities laws.

2.3Advances and Releases.

(a)Advances.

(i)Each borrowing of Advances shall be made upon Borrower’s irrevocable delivery to Administrative Agent of an Advance Certification. Each such Advance Certification must be received by Administrative Agent not later than 2:00 p.m. (New York City time), two (2) U.S. Government Securities Business Days prior to the date of the requested Advance. Each Advance requested shall be in a minimum amount of $1,000,000. Unless otherwise agreed to by all of the Lender(s), Advances hereunder shall occur no more frequently than once per week. No Advances hereunder shall be made: (w) on any day other than a Remittance Date unless otherwise agreed to by the applicable Lender(s) in writing (provided, that the initial borrowing of Advances shall be made on or about October 3, 2024); (x) following the occurrence, and during the continuation, of a Default, an Event of Default or a Cease Funding Event, unless otherwise agreed to by the applicable Lender(s) in writing; (y) on the last day of the Draw Period or at any time after the end of the Draw Period, unless otherwise

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agreed to by the applicable Lender(s) in writing; or (z) if such Advance would result in more than $5,000,000 remaining on deposit in the Borrower Funding Account (taking into account any Releases to fund the purchase by Borrower of Purchased Assets on the date of such Advance). If, at any time, the amount on deposit in the Borrower Funding Account is in excess of $5,000,000 for a period of more than one (1) Business Day, Borrower shall cause such excess to be remitted to the Borrower Collection Account to be applied pursuant to Section 2.6(b) hereof on the next Remittance Date.

(ii)Following receipt of an Advance Certification in accordance with Section 2.3(a)(i), Administrative Agent shall promptly notify each Lender of the amount of its applicable Percentage Share of the requested Advance or, subject to any applicable effect of Section 2.3(a)(v) on such Funding Date, its applicable share of the requested Advance (giving effect to Section 2.3(a)(v)). Each Lender shall make the amount of its applicable Advance available to Administrative Agent in immediately available funds at Administrative Agent’s office not later than 1:00 p.m. (New York City time) on the related Funding Date.

(iii)Upon satisfaction of the applicable conditions set forth in Section 4.2 (and, if such Advance is the Initial Advance, Section 4.1), Administrative Agent shall remit, or cause to be remitted, all funds so received to the Borrower Funding Account (or another account being used for purposes of effecting the payoff set forth in Section 4.2(a)(vi)); provided, that, with Borrower’s prior consent and upon prior notice to Administrative Agent, any Lender shall be permitted to remit the amount of its applicable Advances, in immediately available funds, directly to the Borrower Funding Account (or another account being used for purposes of effecting the payoff set forth in Section 4.2(a)(vi)).

(iv)The proceeds of the initial Advance shall be used by the Borrower to finance, in part, a portion of the consideration for the Polo Acquisition and the Transactions, in an amount of at least $320,000,000. The proceeds of any subsequent Advance shall be used by Borrower solely to acquire or purchase from time to time Leases in accordance with the Purchase and Sale Agreement and the terms hereof, and shown on the related Advance Certification.

(v)The Advance to be made by Lenders to Borrower pursuant to Section 2.1 on such Funding Date shall be made pro rata in accordance with the related Commitment of the Class A Lenders, Class B-1 Lenders, Class B-2 Lenders and Class C Lenders, provided, that (x) Advances to be made by the Class B-1 Lenders, Class B-2 Lenders and Class C Lenders may be made by such Lenders on a non-pro rata basis with the related Commitments of such Lenders on any Funding Date at the election of all such Lenders and with the consent of the Administrative Agent in its sole discretion and (y) each Lender with an unfunded portion of their applicable Commitment shall fund on a pro rata basis (based on the amount of available Commitments with respect to such Class) with each other Lender with an unfunded portion of their applicable Commitment unless otherwise agreed among the applicable Class B-1 Lenders, Class B-2 Lenders and Class C Lenders, as the case may be.

(vi)Borrower shall keep adequate Books and Records regarding the Portfolio.

(vii)Borrower shall, and shall cause Servicer to, keep adequate Books and Records that reflect the Merchandise Book Value in accordance with the Amortization Methodology, provided, that Borrower shall not permit the Amortization Methodology as in effect on the Closing Date to be amended or modified in any material respect without the prior written consent of the Required Lenders.

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(b)Releases from Borrower Funding Account.

(i)Subject to the terms and conditions set forth herein, including Sections 2.3(b)(ii), 2.3(b)(iii) and 4.3, Borrower may effect a Release on any day prior to the last day of the Draw Period; it being understood, for the avoidance of doubt, that in no event shall Borrower have the right or be permitted to effect a Release on the last day of the Draw Period or at any time after the end of the Draw Period, unless each Lender, in their sole discretion, agrees otherwise in writing.

(ii)Any Release hereunder shall occur no more frequently than once per day, unless otherwise agreed to by Administrative Agent and the Required Lenders in writing. No Release hereunder shall be made (A) if a Borrowing Base Shortfall exists or will exist immediately after giving effect to the related Release, (B) following the occurrence, and during the continuation of, a Default, an Event of Default, Backup Servicing Trigger Event or a Cease Funding Event or (C) on the last day of the Draw Period or at any time after the end of the Draw Period, unless Administrative Agent agrees otherwise in writing in its sole and absolute discretion.

(iii)The proceeds of any Release shall be used by Borrower solely to acquire or purchase from time to time Leases in accordance with the Purchase and Sale Agreement and the terms hereof.

(iv)With respect to each Release effected hereunder, Borrower shall deliver or cause to be delivered to Administrative Agent, as soon as available and in any event no later than 12:00 p.m. (New York City time) on the first Business Day immediately succeeding the related Release Date, a report, in form and substance satisfactory to Administrative Agent, in its Permitted Discretion, which shall contain a report identifying all Eligible Leases purchased by Borrower with the proceeds from such Release, which report contains the applicable information for each of the data fields listed under “Lease Summary File”, identified as such and containing the related data fields and other information described in Schedule L with respect to such Leases acquired or purchased.

2.4Interest Generally.

(a)Rates.

(i)The Outstanding Legal Balance of each Class A Advance shall bear interest at a rate equal to the Class A Interest Rate, as of a Class A Lender’s wiring of funds through such Lender’s receipt of repayment of the Outstanding Legal Balance of its Class A Advances.

(ii)The Outstanding Legal Balance of each Class B-1 Advance shall bear interest at a rate equal to the Class B-1 Interest Rate as of a Class B-1 Lender’s wiring of funds through such Lender’s receipt of repayment of the Outstanding Legal Balance of its Class B-1 Advances.

(iii)The Outstanding Legal Balance of each Class B-2 Advance shall bear interest at a rate equal to the Class B-2 Interest Rate as of a Class B-2 Lender’s wiring of funds through such Lender’s receipt of repayment of the Outstanding Legal Balance of its Class B-2 Advances.

(iv)The Outstanding Legal Balance of each Class C Advance shall bear interest at a rate equal to the Class C Interest Rate as of a Class C Lender’s wiring of funds through such Lender’s receipt of repayment of the Outstanding Legal Balance of its Class C Advances.

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(v)The Class IO Notional Amount shall bear interest at a rate equal to the Class IO Interest Rate, from the Closing Date through receipt of repayment in full of the Outstanding Legal Balance and termination of the Commitments.

Notwithstanding the foregoing, on the first Remittance Date, Borrower will pay interest on the pre-funded amounts of Advances, as calculated by the Administrative Agent (which pre-funding date is presumed to occur on September 27, 2024). If any repayment of the Outstanding Legal Balance of any Advances is received by the applicable Lender later than 2:00 p.m. (New York City time), then interest on such Outstanding Legal Balance shall accrue through the next Business Day following such receipt. Except as otherwise provided under this Agreement or the other Loan Documents (including, without limitation, Section 2.6(b)), accrued interest shall be payable weekly in arrears as provided in Section 2.6(b), commencing on the first Remittance Date following the Funding Date of the applicable Advance.

(b)Default Interest. Immediately upon the occurrence of an Event of Default and after the applicable Maturity Date (if the Outstanding Legal Balance is not paid in full on the Maturity Date), at the election of Administrative Agent (at the direction of the applicable Required Lenders), such Outstanding Legal Balance shall bear interest at the Default Rate. If any amount payable by the Borrower under this Agreement or any other Loan Document (including principal of any Loan, interest, fees and other amount) is not paid when due (after giving effect to any applicable grace periods set forth herein), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a rate per annum equal to the Default Rate. Upon the request of the Required Lenders, while any Event of Default exists, the Borrower shall pay interest on the principal amount of all Loans outstanding hereunder at a rate per annum equal to the Default Rate.

(c)Interest Computation. All interest hereunder shall be computed on the basis of a year of 360 days (or in the case of interest computed by reference to the ABR at times when the ABR is based on the Prime Rate, such interest shall be computed on the basis of a year of 365 days (or 366 days in a leap year)), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). All interest hereunder on any Loan shall be computed on a daily basis based upon the outstanding principal amount of such Loan as of the applicable date of determination.

(d)Term SOFR Conforming Changes. In connection with the use or administration of Term SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Administrative Agent will promptly notify the Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR.

2.5Interest Elections.

(a)Elections by Borrower for Loans. Subject to Sections 2.17-2.19, each Advance shall be a SOFR Advance. Each SOFR Advance shall continue as a SOFR Advance until repaid.

(b)Notice of Continuation. Each such continuation pursuant to this Section shall be automatic.

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2.6Collections; Payments; Etc. Borrower agrees punctually to pay or cause to be paid to Administrative Agent, via wire transfer, or through application of funds from the Borrower Collection Account, all Obligations and other payments due for payment hereunder as follows:

(a)Collections to Specified Collection Accounts.

(i)Borrower shall direct each Servicer to, and shall cause each Servicer to, cause any and all Collections to be deposited, transferred or remitted into a Specified Collection Account, in strict compliance with the Flow of Funds, or, after the occurrence and during the continuance of an Event of Default or a Cease Funding Event, as Administrative Agent (acting with the prior written consent of the Required Lenders) may otherwise direct in writing.

(ii)With respect to any funds collected directly by any Loan Party, any Servicer or Backup Servicer with respect to the Collateral (including all Collections and other proceeds of Leases pledged as Collateral) other than in accordance with the Flow of Funds or as otherwise directed by Administrative Agent pursuant to clause (i) above, Borrower shall cause the applicable Servicer to cause such recipient to cause such funds to be deposited, transferred or remitted directly into a Specified Collection Account no later than two (2) Business Days following receipt thereof.

(iii)Borrower shall direct each Servicer to, and shall cause each Servicer to, cause any and all Approved Processors to handle all Collections (including, without limitation, all proceeds of Leases pledged as Collateral) in compliance with the Flow of Funds and, if required by Administrative Agent in its Permitted Discretion, an in-force Processor Direction Letter. In furtherance and not in limitation of the foregoing, Borrower shall not, Borrower shall cause each Servicer to not, and Borrower shall cause each Servicer to cause any other Loan Party to not, (A) take any action to interfere with any Approved Processor depositing Collections received by such Approved Processor in accordance with the Flow of Funds, (B) direct any Approved Processor not to deposit, transfer or remit all Collections received by such Approved Processor in accordance with the Flow of Funds, (C) take any action to interfere with any other Person depositing Collections received by such Person in accordance with the Flow of Funds, and (D) deposit, transfer or remit all Collections received by such Person other than in accordance with the Flow of Funds.

(iv)Borrower shall or shall cause each Servicer to:

(A)cause each depositary bank or securities intermediary at which any Specified Collection Account (other than the Specified Concentration Account) is held or maintained, to deposit, transfer or remit, collectively, in accordance with the Flow of Funds, an aggregate amount equal to all Collections with respect to Leases pledged as Collateral, to the Specified Concentration Account;

(B)cause the depositary bank or securities intermediary at which the Specified Concentration Account is held or maintained, to deposit, transfer or remit, collectively, in accordance with the Flow of Funds, an aggregate amount equal to all Collections with respect to Leases pledged as Collateral to the Borrower Collection Account; provided, that to the extent that any Seller initiates new Eligible Leases, the applicable amount of such new Leases may be netted out of the Collections otherwise required to be deposited, transferred or remitted to the applicable Specified Collection Account (and subsequently to the Specified Concentration Account) during the Draw Period, so long as such amount is permitted as a Release in accordance with Section 2.3(b) below, such new Leases are purchased by the Borrower in accordance with Section 2 of the Purchase and Sale Agreement and, following such purchase, no Borrowing Base Shortfall exists; and

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(C)cause the Borrower Collection Account Bank to distribute all funds on deposit and cleared to be released at the end of each Collection Period in the Borrower Collection Account on the corresponding Remittance Date in accordance with the priorities set forth in Section 2.6(b).

(v)From time to time, Borrower may direct the Borrower Collection Account Bank to transfer funds on deposit in the Borrower Collection Account to the Borrower Funding Account; provided that (A) at the time of such direction, the applicable Draw Period shall not have expired, (B) no Default, Event of Default, Backup Servicing Trigger Event or Cease Funding Event exists, (C) Borrower shall use such funds so transferred to effect a Release in accordance with, and pursuant to the terms of, Section 2.3(b); provided, however, that if Borrower elects not to use such funds to effect a Release, then Borrower shall promptly (but in any event within two (2) Business Days) return the same to the Borrower Collection Account, (D) both immediately before and after giving effect to such transfer, there shall be at least the Minimum Holdback Amount on deposit in the Borrower Collection Account and (E) no Borrowing Base Shortfall exists or will exist after giving immediate effect to the related Release.

(vi)All Collections shall be processed strictly in accordance with the foregoing in this Section 2.6(a) and the applicable Flow of Funds.

(vii)To the extent that any Club Membership Payments, Retail Sales Proceeds or Sales Tax Receipts are processed or otherwise paid by a Lease-Merchandise Lessee together with other Collections, all such Club Membership Payments, Retail Sales Proceeds or Sales Tax Receipts may be deposited and transferred to the Borrower Collection Account in accordance with the requirements set forth in Sections 2.6(a)(i) through (iii) until properly identified. Notwithstanding anything to the contrary set forth herein or in any other Loan Document, Borrower may withdraw from the Borrower Collection Account, at any time and subject to no conditions, all identifiable proceeds of Club Membership Payments, Retail Sales Proceeds and Sales Tax Receipts deposited therein and transfer such proceeds to the Servicer or such other account designated by the Servicer from time to time, provided, that the Borrower hereby agrees that it shall cause all Sales Tax Receipts to be withdrawn from the Borrower Collection Account or shall otherwise comply with Section 6.1(e) with respect thereto.

(b)Distributions. Collections deposited into the Borrower Collection Account and cleared to be released, and any interest earned thereon, as of the end of any Collection Period will be applied on the Remittance Date first occurring after the end of such Collection Period as to the Portfolio as follows:

(i)During the Draw Period, so long as no Trigger Period has occurred and is continuing:

(A)first, on a pari passu basis, (I) to the Custodian (if any), any earned but unpaid Custodian fees, (II) to any Account Bank and other applicable depository bank, lockbox fees and account control bank fees, (III) to Verification Agent, any earned but unpaid fees owing to Verification Agent on the Portfolio and (IV) to Backup Servicer, any earned but unpaid Backup Servicing Fees owing to Backup Servicer on the Portfolio;

(B)second, to any Servicer, any Servicing Fees accrued but unpaid on the Portfolio;

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(C)third, to pay all Obligations owed by Borrower to the Lenders or any other Secured Party under this Agreement in respect of the Portfolio and Advances (other than amounts specifically identified in clauses (D) through (M) below) and any Protective Advances;

(D)fourth, to pay to the Class A Lenders, all interest accrued at the Class A Interest Rate on the Class A Advances since the preceding Remittance Date, together with any such interest accrued as of a prior Remittance Date and not yet paid;

(E)fifth, subject to Borrower’s rights under Section 2.6(i), to pay to the Class A Lenders, in reduction of the Outstanding Legal Balance of the Class A Advances, an amount necessary to eliminate any related Class A Borrowing Base Shortfall;

(F)sixth, to pay to the Class B-1 Lenders, all interest accrued at the Class B-1 Interest Rate on the Class B-1 Advances since the preceding Remittance Date, together with any such interest accrued as of a prior Remittance Date and not yet paid;

(G)seventh, from all remaining amounts, subject to Borrower’s rights under Section 2.6(i), to pay to the Class B-1 Lenders, in reduction of the Outstanding Legal Balance of the Class B-1 Advances, an amount necessary to eliminate any related Class B-1 Borrowing Base Shortfall;

(H)eighth, to pay to the Class B-2 Lenders, all interest accrued at the Class B-2 Interest Rate on the Class B-2 Advances since the preceding Remittance Date, together with any such interest accrued as of a prior Remittance Date and not yet paid;

(I)ninth, from all remaining amounts, subject to Borrower’s rights under Section 2.6(i), to pay to the Class B-2 Lenders, in reduction of the Outstanding Legal Balance of the Class B-2 Advances, an amount necessary to eliminate any related Class B-2 Borrowing Base Shortfall;

(J)tenth, to pay to the Class C Lenders, all interest accrued at the Class C Interest Rate on the Class C Advances since the preceding Remittance Date, together with any such interest accrued as of a prior Remittance Date and not yet paid;

(K)eleventh, subject to Borrower’s rights under Section 2.6(i), to pay to the Class C Lenders, in reduction of the Outstanding Legal Balance of the Class C Advances, an amount necessary to eliminate any related Class C Borrowing Base Shortfall;

(L)twelfth, from all remaining amounts, to pay to the Class IO Notional Lenders, all interest accrued at the Class IO Interest Rate on the Class IO Notional Amount since the preceding Remittance Date, together with any such interest accrued as of a prior Remittance Date and not yet paid;

(M)thirteenth, to pay to the Administrative Agent, the annual monitoring fee pursuant to Section 2.16(c) and any other fees owed by Borrower to Administrative Agent (in its capacity as Administrative Agent and not as a Lender) under this Agreement; and

(N)fourteenth, any remaining amounts to or at the direction of Borrower, which, for the avoidance of doubt, the Borrower may use to deposit into the Borrower Funding Account.

[Aaron’s] ABL Agreement

(ii)Notwithstanding anything herein to the contrary, upon the occurrence and during the continuance of a Trigger Period or after the Draw Period Termination Date:

(A)first, on a pari passu basis, (I) to the Custodian (if any), any earned but unpaid Custodian fees, (II) to any Account Bank and other applicable depository bank, lockbox fees and account control bank fees, (III) to Verification Agent, any earned but unpaid fees owing to Verification Agent on the Portfolio and (IV) to Backup Servicer, any earned but unpaid Backup Servicing Fees owing to Backup Servicer on the Portfolio;

(B)second, to any Servicer, any Servicing Fees accrued but unpaid on the Portfolio;

(C)third, to pay all Obligations owed by Borrower to the Lenders or any other Secured Party under this Agreement in respect of the Portfolio and Advances (other than amounts specifically identified in clauses (D) through (V) below) and any Protective Advances;

(D)fourth, to pay to the Class A Lenders, all interest accrued at the Class A Interest Rate on the Class A Advances since the preceding Remittance Date, together with any such interest accrued as of a prior Remittance Date and not yet paid;

(E)fifth, to pay to the Class A Lenders, in reduction of the Outstanding Legal Balance of the Class A Advances, an amount necessary to eliminate any related Class A Borrowing Base Shortfall;

(F)sixth, so long as no Trigger Period has occurred and is continuing, to pay to the Class B-1 Lenders, all interest accrued at the Class B-1 Interest Rate on the Class B-1 Advances since the preceding Remittance Date, together with any such interest accrued as of a prior Remittance Date and not yet paid;

(G)seventh, so long as no Trigger Period has occurred and is continuing and no Class B-1 Borrowing Base Shortfall exists, to pay to the Class B-2 Lenders, all interest accrued at the Class B-2 Interest Rate on the Class B-2 Advances since the preceding Remittance Date, together with any such interest accrued as of a prior Remittance Date and not yet paid;

(H)eighth, so long as no Trigger Period has occurred and is continuing and no Class B-1 Borrowing Base Shortfall or Class B-2 Borrowing Base Shortfall exists, to pay to the Class C Lenders, all interest accrued at the Class C Interest Rate on the Class C Advances since the preceding Remittance Date, together with any such interest accrued as of a prior Remittance Date and not yet paid;

(I)ninth, to pay to the Class A Lenders, in reduction of Class A Lenders’ outstanding Class A Advances, all remaining amounts until the outstanding principal balance of the Class A Advances has been reduced to zero;

(J)tenth, to pay to the Class B-1 Lenders, to the extent not paid pursuant to clause sixth above, all interest accrued at the Class B-1 Interest Rate on the Class B-1 Advances since the preceding Remittance Date, together with any such interest accrued as of a prior Remittance Date and not yet paid;

[Aaron’s] ABL Agreement

(K)eleventh, to pay to the Class B-1 Lenders, in reduction of the Outstanding Legal Balance of the Class B-1 Advances, an amount necessary to eliminate any related Class B-1 Borrowing Base Shortfall;

(L)twelfth, so long as no Trigger Period has occurred and is continuing, to pay to the Class B-2 Lenders, to the extent not paid pursuant to clause seventh above, all interest accrued at the Class B-2 Interest Rate on the Class B-2 Advances since the preceding Remittance Date, together with any such interest accrued as of a prior Remittance Date and not yet paid;

(M)thirteenth, so long as no Trigger Period has occurred and is continuing, to pay to the Class B-2 Lenders, in reduction of the Outstanding Legal Balance of the Class B-2 Advances, an amount necessary to eliminate any related Class B-2 Borrowing Base Shortfall

(N)fourteenth, so long as no Trigger Period has occurred and is continuing, to pay to the Class C Lenders, to the extent not paid pursuant to clause eighth above, all interest accrued at the Class C Interest Rate on the Class C Advances since the preceding Remittance Date, together with any such interest accrued as of a prior Remittance Date and not yet paid;

(O)fifteenth, so long as no Trigger Period has occurred and is continuing, to pay to the Class C Lenders, in reduction of the Outstanding Legal Balance of the Class C Advances, an amount necessary to eliminate any related Class C Borrowing Base Shortfall;

(P)sixteenth, to pay to the Class B-1 Lenders, in reduction of Class B-1 Lenders’ outstanding Class B-1 Advances, all remaining amounts until the outstanding principal balance of the Class B-1 Advances has been reduced to zero;

(Q)seventeenth, to pay to the Class B-2 Lenders, to the extent not paid pursuant to clause seventh or twelfth above, all interest accrued at the Class B-2 Interest Rate on the Class B-2 Advances since the preceding Remittance Date, together with any such interest accrued as of a prior Remittance Date and not yet paid;

(R)eighteenth, to pay to the Class B-2 Lenders, in reduction of Class B-2 Lenders’ outstanding Class B-2 Advances, all remaining amounts until the outstanding principal balance of the Class B-2 Advances has been reduced to zero;

(S)nineteenth, to pay to the Class C Lenders, to the extent not paid pursuant to clause eighth or fourteenth above, all interest accrued at the Class C Interest Rate on the Class C Advances since the preceding Remittance Date, together with any such interest accrued as of a prior Remittance Date and not yet paid;

(T)twentieth, to pay to the Class C Lenders, in reduction of Class C Lenders’ outstanding Class C Advances, all remaining amounts until the outstanding principal balance of the Class C Advances has been reduced to zero;

(U)twenty-first, to pay to the Class IO Notional Lenders, all interest accrued at the Class IO Interest Rate on the Outstanding Legal Balance, together with any such interest accrued as of a prior Remittance Date and not yet paid;

(V)twenty-second, to pay to the Administrative Agent, the annual monitoring fee pursuant to Section 2.16(c) and any other fees owed by Borrower to Administrative Agent (in its capacity as Administrative Agent and not as a Lender) under this Agreement; and

[Aaron’s] ABL Agreement

(W)twenty-third, any remaining amounts to or at the direction of Borrower, which, for the avoidance of doubt, the Borrower may use to deposit into the Borrower Funding Account.

(c)Calculating Interest. In calculating interest and applying payments as set forth above: (w) interest shall be calculated and collected through the last day immediately preceding the current Remittance Date; provided, however, if interest due on the related Remittance Date is not paid in full in accordance with Section 2.6(b), unpaid interest shall be calculated and collected through the last day of the following Remittance Date; (x) interest on the outstanding balance of each Advance shall be charged during any grace period permitted hereunder; (y) all unpaid interest for the previous Remittance Date shall be added to the principal balance of the Loan (i.e. compounded); and (z) to the extent that Borrower makes a payment or Administrative Agent receives any payment or proceeds of the Collateral for Borrower’s benefit that is subsequently invalidated, set aside or required to be repaid to any other Person, then, to such extent, the obligations intended to be satisfied shall be revived and continue as if each payment or proceeds had not been received by Administrative Agent, and Administrative Agent may adjust the outstanding balance of the Loan to reflect such revived obligations.

(d)Extension of Draw Period; Prepayments; Final Payment.

(i)Extension of Draw Period. Borrower, by written request delivered to Administrative Agent and the Lenders no earlier than six (6) months prior to the then-existing Draw Period Termination Date, may request to extend the Draw Period Termination Date for one (1) or more additional years; such request may be granted or rejected by each of the Lenders in their sole and absolute discretion, for any reason, or no reason; provided, further, that if each Lender does not agree to such extension in writing by the earlier of (x) forty-five (45) days following such request and (y) the then-existing Draw Period Termination Date, then the request shall be deemed to have been rejected.

(ii)Prepayments. Until the Lockout Expiration Date, Borrower shall not be permitted to prepay the Loan in whole or in part without the prior written consent of Administrative Agent (at the direction of the Required Lenders) except as provided in Section 2.6(b) (which may include, for the avoidance of doubt, any prepayment of the Loan used to cure any Borrowing Base Shortfall under Sections 2.6(b)(i)(E), 2.6(b)(i)(G), 2.6(b)(i)(I), 2.6(b)(i)(K), 2.6(b)(ii)(E), 2.6(b)(ii)(K), 2.6(b)(ii)(M), or 2.6(b)(ii)(O)); provided, that the foregoing shall not relieve Borrower of its Obligation to cure any Borrowing Base Shortfall. Borrower shall be entitled to prepay all (but not less than all, except as provided in Section 2.6(b) (which may include, for the avoidance of doubt, any prepayment of the Loan used to cure any Borrowing Base Shortfall under Sections 2.6(b)(i)(E), 2.6(b)(i)(G), 2.6(b)(i)(I), 2.6(b)(i)(K), 2.6(b)(ii)(E), 2.6(b)(ii)(K), 2.6(b)(ii)(M), or 2.6(b)(ii)(O)) which prepayments shall be without premium or penalty)) of the Outstanding Legal Balance following the Lockout Expiration Date without premium or penalty; provided, that, solely in the case of any prepayment of all of the Outstanding Legal Balance (and not for any prepayment provided in Section 2.6(b)), Borrower shall provide Administrative Agent and each Lender with not less than thirty (30) days’ advance written notice of such prepayment; and provided, further, that, solely in the case of any prepayment or payment of all of the Outstanding Legal Balance (and not for any prepayment provided in Section 2.6(b)) whether as a result of an optional prepayment by the Borrower following the Lockout Period or any payment as a result of the acceleration of the Obligations following the occurrence of an Event of Default, if such prepayment or acceleration occurs prior to the end of the Yield Maintenance Period, then such prepayment or payment shall be accompanied by a yield maintenance fee in an amount equal to the product of (x) the Outstanding Legal Balance of the Advances being prepaid multiplied by (y) three percent (3.00%) (the “Yield Maintenance Fee”); (calculated as of the date of such prepayment, but without giving effect to any prepayment on such date). Borrower agrees that the Yield Maintenance Fee is a reasonable calculation of such Lenders’ lost profits in view of the difficulties and impracticality of

[Aaron’s] ABL Agreement

determining actual damages resulting from an early termination of the Loan. Each Lender will be allocated its pro rata share of any Yield Maintenance Fee payable hereunder.

(iii)Final Payment. Notwithstanding any term, provision, or condition hereof to the contrary, the entire Outstanding Legal Balance, together with (A) any interest added to principal as provided in this Agreement, (B) all (without duplication) accrued and unpaid interest thereon and (C) all other unpaid and due Obligations (including any Yield Maintenance Fees) of the Loan Parties allocable to Advances as determined by Administrative Agent in its Permitted Discretion, shall be paid in full via wire transfer by Borrower to Administrative Agent, for further payment to the Lenders, in accordance with its payment instructions on or before the Maturity Date.

(e)Permitted Discretion. Notwithstanding anything to the contrary herein, Administrative Agent shall have the right to establish reserves that shall reduce the Borrowing Base, in such amounts, and with respect to such matters, as Administrative Agent, in its Permitted Discretion, shall in good faith determine is necessary or appropriate, with respect to (i) sums that Borrower is required to pay (such as taxes, assessments, insurance premiums, or, in the case of leased assets, rents or other amounts payable under such leases) and has failed to pay under any term of this Agreement or any other Loan Document (inclusive of any cure period set forth herein or therein, as applicable) and (ii) amounts owing by Borrower to any Person to the extent secured by a Lien on, or trust over, any of the Collateral (other than an existing Permitted Lien), which Lien or trust, in the Permitted Discretion of Administrative Agent, would have a priority superior to Administrative Agent’s Liens (such as Liens or trusts in favor of landlords, warehousemen, carriers, mechanics, materialmen, laborers, or suppliers, or Liens or trusts for ad valorem, excise, sales, or other taxes where given priority under Applicable Law) in and to such item of the Collateral.

(f)Receipt of Collections. In the event any Loan Party or any Servicer receives any Collections directly from or on behalf of the related Lease-Merchandise Lessees, such Person shall receive all such payments in trust for the benefit of Borrower, as assignor/pledgor for the sole and exclusive benefit of Administrative Agent, and the applicable Loan Party shall deliver, or Borrower shall cause such other Person to deposit, transfer or remit to a Specified Collection Account (or to the Borrower Collection Account) in accordance with Section 2.6(a) and the Flow of Funds all such payments (in the form so received or, in the event any such payments are misplaced or otherwise lost, funds in the amount thereof) within three (3) Business Days after receipt thereof.

(g)Borrower’s Receipt of Repurchase Price. In the event Borrower receives any payments from any counterparty under the Purchase and Sale Agreement with respect to repurchase price or any other amounts, Borrower shall receive all such payments in trust for the sole and exclusive benefit of Administrative Agent (on behalf of the Secured Parties), and Borrower shall deliver to the Borrower Collection Account all such payments as and when received by Borrower on a same day basis, to the extent practicable, but in no event later than two (2) Business Days after receipt thereof.

(h)Payments, Generally.

(i)All payments to be made by Borrower shall, subject to Section 2.10 with respect to Taxes, be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by Borrower hereunder shall be made to Administrative Agent Account, for the account of Administrative Agent or Lenders to which such payment is owed, in Dollars and in immediately available funds not later than 2:00 p.m. (New York City time on the date specified herein). Administrative Agent will promptly distribute to each Lender its applicable pro rata share of such payments (determined by reference to such Lender’s pro rata share of the outstanding principal balance of the Advances or such other applicable amounts, to which such

[Aaron’s] ABL Agreement

payments are to be applied) of such payment in like funds as received by wire transfer to such Lender’s lending office. All payments received by Administrative Agent after 2:00 p.m. (New York City time) shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

(i)Rebalancing. In the event that any Borrowing Base Shortfall exists on any Remittance Date (after giving effect to any available Collections to cure such Borrowing Base Shortfall on such Remittance Date), Borrower shall cure the Borrowing Base Shortfall no later than the immediately following Business Day; provided, however, that if such Remittance Date is during the Draw Period, then Borrower shall have the option to arrange for a Seller to contribute or assign to Borrower, an amount of Eligible Leases, in lieu of cash, in an amount sufficient, in the aggregate, to cure such Borrowing Base Shortfall; and provided, further, that, without limitation on the application of Collections pursuant to Section 2.6(b), Borrower shall have until the 30th day following the commencement of a Level 1 Portfolio Trigger Event Period to cure the related Borrowing Base Shortfall caused by the applicable reduction in Advance Rate.

(j)Fundings by Lenders, Payments by Borrower and Presumptions by Administrative Agent.

(i)Unless Administrative Agent shall have received notice from a Lender prior to the proposed date of any Advance that such Lender will not make available to Administrative Agent such Lender’s share of such Advance, Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.3 and may, in reliance upon such assumption, make available to Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Advance available to Administrative Agent, then the applicable Lender, on the one hand, and Borrower, on the other hand, each severally agrees to pay to Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from the date such amount is made available to Borrower to the date of payment to Administrative Agent, at: (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by Administrative Agent in connection with the foregoing; and (B) in the case of a payment to be made by Borrower, the interest rate applicable to the related Advances. If Borrower and such Lender shall pay such interest to Administrative Agent for the same or an overlapping period, Administrative Agent shall promptly remit to Borrower the amount of such interest paid by Borrower for such period. If such Lender pays its share of the applicable Advance to Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Advance. Any payment by Borrower shall be without prejudice to any claim Borrower may have against a Lender that shall have failed to make such payment to Administrative Agent.

(ii)Unless Administrative Agent shall have received notice from Borrower prior to the date on which any payment is due hereunder to Administrative Agent for the account of Lenders that Borrower will not make such payment, Administrative Agent may assume that Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to Lenders the amount due. With respect to any payment that Administrative Agent makes for the account of the Lenders hereunder as to which Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”): (A) Borrower has not in fact made such payment; (B) Administrative Agent has made a payment in excess of the amount so paid by Borrower (whether or not then owed); or (C)

[Aaron’s] ABL Agreement

Administrative Agent has for any reason otherwise erroneously made such payment; then each of the Lenders severally agree to repay to Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Lender in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation. A notice of Administrative Agent to any Lender or Borrower with respect to any amount owing under this Section 2.6(j)(ii) shall be conclusive, absent manifest error. Administrative Agent may not make any such demand under this Section 2.6(j)(ii) with respect to any Rescindable Amount unless such demand is made within one hundred eighty (180) days of the date of receipt of such Rescindable Amount by the applicable Lender.

(k)Failure to Satisfy Conditions Precedent. If any Lender makes available to Administrative Agent funds for any Advance to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to Borrower by Administrative Agent because the conditions to the applicable Advance set forth in Article IV are not satisfied or waived in accordance with the terms hereof, Administrative Agent shall, as promptly as practicable (and in any event within two (2) Business Days) return such funds (in like funds as received from such Lender) to such Lender, without interest.

(l)Obligations of Lenders Several. The obligations of Lenders hereunder to make Advances and to make any other payments required hereunder are several and not joint. No Lender shall be responsible, or be subject to any defense, offset or claim from any other party hereto, for the failure of any other Lender to so make its Advance or to make any other payment required hereunder.

(m)Funding Sources. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Advance in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Advance in any particular place or manner.

(n)Sharing of Payments. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Advances made by it, resulting in such Lender receiving payment of a proportion of the aggregate amount of such Advances or accrued interest thereon greater than its applicable pro rata share of such payment thereof (determined by reference to such Lender’s pro rata share of the outstanding principal balance of such Advance), then the Lender receiving such greater proportion shall: (i) notify Administrative Agent of such fact; and (ii) purchase (for cash at face value) participations in the Advances of the other Lenders, or make such other adjustments as shall be equitable, as determined by Administrative Agent, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Advances and other amounts owing them; provided that: (A) if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and (B) the provisions of this Section 2.6(n) shall not be construed to apply to: (x) any payment made by Borrower pursuant to and in accordance with the express terms of this Agreement; or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to Borrower or any Subsidiary thereof (as to which the provisions of this Section 2.6(n) shall apply).

Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under Applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements

[Aaron’s] ABL Agreement

may exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation.

2.7Lender Allocation Provisions.

(a)At all times during a Trigger Period, all amounts payable to Lenders under Section 2.6(b)(i)(C) or in respect of Protective Advances and Enforcement Costs, (i) in the case of Protective Advances, shall be applied pro-rata to all related Advances based on their then respective Outstanding Legal Balance and (ii) in the case of Enforcement Costs, shall be reimbursed to the applicable Lender.

(b)Each of the Lenders acknowledges and agrees that the priority of payments for application of Collections set forth in Sections 2.6(b)(i) and 2.6(b)(ii), to the extent provided therein, constitutes a subordination agreement by (x) the holders of the Class B-1 Advances (but not any other Advance, for this purpose, the “Class B-1 Subordinated Debt”) in favor of the holders of the Class A Advances (but not any other Advance, for this purpose, the “Class A Senior Debt”), (y) the holders of the Class B-2 Advances (but not any other Advance, for this purpose, the “Class B-2 Subordinated Debt”) in favor of the holders of the Class A Senior Debt and the Class B-1 Advances (but not any other Advance, for this purpose, the “Class B-1 Senior Debt”) and (z) the holders of the Class C Advances (but not any other Advance, for this purpose, the “Class C Subordinated Debt”) in favor of the holders of the Class A Senior Debt, the Class B-1 Senior Debt and the holders of the Class B-2 Advances (but not any other Advance, for this purpose, the “Class B-2 Senior Debt”), and in each case shall be subject to the subordination provisions set forth in Section 2.8.

(c)In addition to and not in limitation of each Lender’s obligations pursuant to Section 2.8, (i) if any Class B-1 Lender shall receive any amount that should have been delivered instead to the Class A Lenders in accordance with the priority of payments set forth in Section 2.6(b), (ii) if any Class B-2 Lender shall receive any amount that should have been delivered instead to the Class A Lenders or the Class B-1 Lenders in accordance with the priority of payments set forth in Section 2.6(b), or (iii) if any Class C Lender shall receive any amount that should have been delivered instead to the Class A Lenders, the Class B-1 Lenders or the Class B-2 Lenders in accordance with the priority of payments set forth in Section 2.6(b) (each, a “Mistaken Payment”), then such Lender receiving the Mistaken Payment shall promptly deliver the same to Administrative Agent for further delivery to the correct recipient(s) in the form received (except for endorsement or assignment where required by the payee), and, until so delivered, the same shall be held in trust for the correct recipient.

(d)No Loan Party shall have any obligation to notify Administrative Agent or any Lender of the existence of any Trigger Period; provided, that the foregoing shall not relieve any Loan Party of any obligation hereunder or under any other Loan Document specifically requiring such Loan Party to provide Lenders or Administrative Agent with notice of any specified event, occurrence or condition.

2.8Subordination Provisions.

(a)Payment Subordination.

(i)Each holder of Class B-1 Advances (as further defined below, a “Class B-1 Holder”) hereby postpones and subordinates any and all Class B-1 Subordinated Debt to the payment of the Class A Senior Debt to each holder of the Class A Advances (as further defined below, “Class A Holder”) on the following terms. Such Class B-1 Holder agrees that, so long as any Trigger Period exists and is continuing (each, a “Subordination Period”), (i) no payment of or on account of the Class B-1

[Aaron’s] ABL Agreement

Subordinated Debt shall be made, or any additional security given therefor, unless and until all related Class A Senior Debt and related Obligations (other than any contingent Obligations) have been paid in full and further agrees not to demand, receive or accept any such payment or security to the extent provided in Section 2.6(b)(ii); and (ii) Class B-1 Holder shall not file or record in any court or public recording office any suit, attachment, or application therefor, application for judgment or file any similar matter respecting or naming the BP Seller or the obligor under the related Class B-1 Subordinated Debt prior to the repayment in full of the related Class A Senior Debt to the extent provided in Section 2.6(b)(ii) (provided, that this shall not in any way prevent Class B-1 Holder from establishing in a proceeding initiated by any other Person, its right to prove claims and recover for its own account amounts payable to Class B-1 Holder based on the Class B-1 Subordinated Debt).

(ii)Each holder of Class B-2 Advances (as further defined below, a “Class B-2 Holder”) hereby postpones and subordinates any and all Class B-2 Subordinated Debt to the payment of the Class A Senior Debt to each Class A Holder and to the payment of the Class B-1 Senior Debt to each Class B-1 Holder on the following terms. Such Class B-2 Holder agrees that during any Subordination Period, (i) no payment of or on account of the Class B-2 Subordinated Debt shall be made, or any additional security given therefor, unless and until all related Class A Senior Debt and related Obligations (other than any contingent Obligations) and all related Class B-1 Senior Debt and related Obligations (other than any contingent Obligations) have been paid in full and further agrees not to demand, receive or accept any such payment or security to the extent provided in Section 2.6(b)(ii); and (ii) Class B-2 Holder shall not file or record in any court or public recording office any suit, attachment, or application therefor, application for judgment or file any similar matter respecting or naming the BP Seller or the obligor under the related Class B-2 Subordinated Debt prior to the repayment in full of the related Class A Senior Debt and Class B-1 Senior Debt to the extent provided in Section 2.6(b)(ii) (provided, that this shall not in any way prevent Class B-2 Holder from establishing in a proceeding initiated by any other Person, its right to prove claims and recover for its own account amounts payable to Class B-2 Holder based on the Class B-2 Subordinated Debt).

(iii)Each holder of Class C Advances (as further defined below, a “Class C Holder”) hereby postpones and subordinates any and all related Class C Subordinated Debt to the payment of the Class A Senior Debt to each Class A Holder, the Class B-1 Senior Debt to each Class B-1 Holder and the Class B-2 Senior Debt to each Class B-2 Holder on the following terms. Class C Holder agrees that during any Subordination Period, (i) no payment of or on account of the Class C Subordinated Debt shall be made, or any additional security given therefor, unless and until all Class A Senior Debt and related Obligations (other than any contingent Obligations), all Class B-1 Senior Debt and related Obligations (other than any contingent Obligations) and all Class B-2 Senior Debt and related Obligations (other than any contingent Obligations) have been paid in full and further agrees not to demand, receive or accept any such payment or security to the extent provided in Section 2.6(b)(ii) and (ii) Class C Holder shall not file or record in any court or public recording office any suit, attachment, or application therefor, application for judgment or file any similar matter respecting or naming the BP Seller or the obligor under the related Class C Subordinated Debt prior to the repayment in full of the Class A Senior Debt, Class B-1 Senior Debt and Class B-2 Senior Debt to the extent provided in Section 2.6(b)(ii) (provided that this shall not in any way prevent Class C Holder from establishing in a proceeding initiated by any other Person, its right to prove claims and recover for its own account amounts payable to Class C Holder based on the Class C Subordinated Debt).

(b)Payments Held in Trust. If during a Subordination Period, any payment, distribution, security or proceeds thereof be received (x) by Class B-1 Holder upon or with respect to any Class B-1 Subordinated Debt prior to the satisfaction of all Class A Senior Debt, Class B-1 Holder shall promptly deliver the same to the applicable Class A Holder in the form received (except for endorsement or assignment by Class B-1 Holder where required by the payee), for application on any such Class A

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Senior Debt, and, until so delivered, the same shall be held in trust by Class B-1 Holder as the property of Class A Holder, (y) by Class B-2 Holder upon or with respect to any Class B-2 Subordinated Debt prior to the satisfaction of all Class A Senior Debt and all Class B-1 Senior Debt, Class B-2 Holder shall promptly deliver the same to Class A Holder or Class B-1 Holder in the form received (except for endorsement or assignment by Class B-2 Holder where required by the payee), for application on any such Class A Senior Debt and such Class B-1 Senior Debt, and, until so delivered, the same shall be held in trust by Class B-2 Holder as the property of Class A Holder and Class B-1 Holder and (z) by Class C Holder upon or with respect to any Class C Subordinated Debt prior to the satisfaction of all Class A Senior Debt, all Class B-1 Senior Debt and all Class B-2 Senior Debt, Class C Holder shall promptly deliver the same to Class A Holder, Class B-1 Holder or Class B-2 Holder in the form received (except for endorsement or assignment by Class C Holder where required by the payee), for application on any such Class A Senior Debt, such Class B-1 Senior Debt and such Class B-2 Senior Debt, and, until so delivered, the same shall be held in trust by Class C Holder as the property of Class A Holder, Class B-1 Holder and Class B-2 Holder.

(c)Distribution of Assets.

(i)Upon any distribution of the assets of BP Seller by reason or reorganization, liquidation, dissolution, bankruptcy, receivership or assignment for the benefit of creditors, (x) Class A Holder shall be entitled to receive payment in full of all Class A Senior Debt prior to the payment of all or any part of any Class B-1 Subordinated Debt, Class B-2 Subordinated Debt or Class C Subordinated Debt, (y) Class B-1 Holder shall be entitled to receive payment in full of all Class B-1 Senior Debt prior to the payment of all or any part of any Class B-2 Subordinated Debt and Class C Subordinated Debt and (z) Class B-2 Holder shall be entitled to receive payment in full of all Class B-2 Senior Debt prior to the payment of all or any part of any Class C Subordinated Debt, in each case to the extent provided in Section 2.6(b).

(ii)To enable each Class A Holder to give effect to the right set forth in this Section, any Class A Holder may demand that the Class B-1 Holder, Class B-2 Holder and Class C Holder make and present appropriate proofs of claim against BP Seller with respect to the Class B-1 Subordinated Debt, Class B-2 Subordinated Debt and Class C Subordinated Debt to the extent provided in Section 2.6(b). If such Class B-1 Holder, Class B-2 Holder or Class C Holder has not made and presented appropriate proofs of claim within thirty (30) days following demand by such Class A Holder, then such Class A Holder shall hereby be authorized and empowered to make and present on behalf of such Class B-1 Holder, Class B-2 Holder and Class C Holder such proofs of claim against BP Seller on account of the related Class B-1 Subordinated Debt, Class B-2 Subordinated Debt and Class C Subordinated Debt as such Class A Holder may deem advisable and to further receive and collect any and all dividends or other payments made thereon and to apply the same on account of any related Class A Senior Debt in each case to the extent provided in Section 2.6(b).

(iii)Additionally, to enable each Class B-1 Holder to give effect to the right set forth in this Section, any Class B-1 Holder may demand that the Class B-2 Holder and Class C Holder make and present appropriate proofs of claim against BP Seller with respect to the Class B-2 Subordinated Debt and Class C Subordinated Debt to the extent provided in Section 2.6(b). If such Class B-2 Holder and Class C Holder has not made and presented appropriate proofs of claim within thirty (30) days following demand by such Class B-1 Holder, then such Class B-1 Holder shall hereby be authorized and empowered to make and present on behalf of such Class B-2 Holder and Class C Holder such proofs of claim against BP Seller on account of the Class B-2 Subordinated Debt and Class C Subordinated Debt as such Class B-1 Holder may deem advisable and to further receive and collect any and all

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dividends or other payments made thereon and to apply the same on account of any related Class B-1 Senior Debt in each case to the extent provided in Section 2.6(b).

(iv)Additionally, to enable each Class B-2 Holder to give effect to the right set forth in this Section, any Class B-2 Holder may demand that the Class C Holder make and present appropriate proofs of claim against BP Seller with respect to the Class C Subordinated Debt to the extent provided in Section 2.6(b). If such Class C Holder has not made and presented appropriate proofs of claim within thirty (30) days following demand by such Class B-2 Holder, then such Class B-2 Holder shall hereby be authorized and empowered to make and present on behalf of such Class C Holder such proofs of claim against BP Seller on account of the Class C Subordinated Debt as such Class B-2 Holder may deem advisable and to further receive and collect any and all dividends or other payments made thereon and to apply the same on account of any related Class B-2 Senior Debt in each case to the extent provided in Section 2.6(b)

(d)Capitalized Terms. For purposes of these subordination provisions:

(i)“BP Seller” means BP Commercial Funding Trust III, SERIES SPL-VI, a statutory series of BP Commercial Funding Trust III, a Delaware statutory trust, for itself and for no other series of BP Commercial Funding Trust III.

(ii)“Class A Holder” includes any participant in or assignee of any Class A Advances that directly or indirectly receives any payment with respect to such Class A Advances.

(iii)“Class B-1 Holder” includes any participant in or assignee of any Class B-1 Advances that directly or indirectly receives any payment with respect to such Class B-1 Advances.

(iv)“Class B-2 Holder” includes any participant in or assignee of any Class B-2 Advances that directly or indirectly receives any payment with respect to such Class B-2 Advances.

(v)“Class C Holder” includes any participant in or assignee of any Class C Advances that directly or indirectly receives any payment with respect to such Class C Advances.

(e)Legend–Class B-1 Advances. Until each Class A Advance is paid in full, each Note evidencing the Class B-1 Advances and any amendment, restatement or replacement of such Note shall bear a legend substantially to the following effect:

THIS NOTE IS SUBJECT TO CERTAIN SUBORDINATION PROVISIONS SET FORTH IN THAT CERTAIN MASTER LOAN AND SECURITY AGREEMENT, DATED AS OF OCTOBER 2, 2024, BY AND AMONG AARON’S RECEIVABLES, LLC, A DELAWARE LIMITED LIABILITY COMPANY, AS BORROWER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND BP COMMERCIAL FUNDING TRUST III, SERIES SPL-VI, A STATUTORY SERIES OF BP COMMERCIAL FUNDING TRUST III, A DELAWARE STATUTORY TRUST, FOR ITSELF AND FOR NO OTHER SERIES OF BP COMMERCIAL FUNDING TRUST III, AS ADMINISTRATIVE AGENT (AS AMENDED, RESTATED, AMENDED AND RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME IN ACCORDANCE WITH THE TERMS THEREOF, THE “LOAN AGREEMENT”) AND THE RIGHTS OF EACH CLASS A HOLDER, AS

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PROVIDED THEREIN. THE EFFECT AND INTENT OF SUCH AGREEMENT IS THAT, IN CASE OF A TRIGGER PERIOD INCLUDING A BANKRUPTCY PROCEEDING, ALL PAYMENTS UNDER THIS NOTE ARE SUBORDINATED TO THE PAYMENT IN FULL OF ALL AMOUNTS PAYABLE TO EACH CLASS A HOLDER. BY ACCEPTING THIS NOTE, THE HOLDER OF THIS NOTE AND ANY PARTICIPANT HEREIN AGREES THAT IF IT RECEIVES ANY PAYMENT IN VIOLATION OF SUCH SUBORDINATION PROVISIONS, SUCH HOLDER OR PARTICIPANT SHALL HOLD SUCH AMOUNTS IN TRUST FOR THE BENEFIT OF ANY CLASS A HOLDER AND SHALL PAY SUCH AMOUNTS OVER TO ANY CLASS A HOLDER UPON DEMAND WITH INTEREST AT THE APPLICABLE INTEREST RATE UNDER THE LOAN AGREEMENT.

(f)Legend–Class B-2 Advances. Until each Class A Advance and each Class B-1 Advance is paid in full, each Note evidencing the Class B-2 Advances and any amendment, restatement or replacement of such Note shall bear a legend substantially to the following effect:

THIS NOTE IS SUBJECT TO CERTAIN SUBORDINATION PROVISIONS SET FORTH IN THAT CERTAIN MASTER LOAN AND SECURITY AGREEMENT, DATED AS OF OCTOBER 2, 2024, BY AND AMONG AARON’S RECEIVABLES, LLC, A DELAWARE LIMITED LIABILITY COMPANY, AS BORROWER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND BP COMMERCIAL FUNDING TRUST III, SERIES SPL-VI, A STATUTORY SERIES OF BP COMMERCIAL FUNDING TRUST III, A DELAWARE STATUTORY TRUST, FOR ITSELF AND FOR NO OTHER SERIES OF BP COMMERCIAL FUNDING TRUST III, AS ADMINISTRATIVE AGENT (AS AMENDED, RESTATED, AMENDED AND RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME IN ACCORDANCE WITH THE TERMS THEREOF, THE “LOAN AGREEMENT”) AND THE RIGHTS OF EACH CLASS A HOLDER AND CLASS B-1 HOLDER, AS PROVIDED THEREIN. THE EFFECT AND INTENT OF SUCH AGREEMENT IS THAT, IN CASE OF A TRIGGER PERIOD INCLUDING A BANKRUPTCY PROCEEDING, ALL PAYMENTS UNDER THIS NOTE ARE SUBORDINATED TO THE PAYMENT IN FULL OF ALL AMOUNTS PAYABLE TO EACH CLASS A HOLDER AND EACH CLASS B-1 HOLDER. BY ACCEPTING THIS NOTE, THE HOLDER OF THIS NOTE AND ANY PARTICIPANT HEREIN AGREES THAT IF IT RECEIVES ANY PAYMENT IN VIOLATION OF SUCH SUBORDINATION PROVISIONS, SUCH HOLDER OR PARTICIPANT SHALL HOLD SUCH AMOUNTS IN TRUST FOR THE BENEFIT OF ANY CLASS A HOLDER AND SHALL PAY SUCH AMOUNTS OVER TO ANY CLASS A HOLDER AND CLASS B-1 HOLDER UPON DEMAND WITH INTEREST AT THE APPLICABLE INTEREST RATE UNDER THE LOAN AGREEMENT.

(g)Legend–Class C Advances. Until each Class A Advance, each Class B-1 Advance and each Class B-2 Advance is paid in full, each Note evidencing the Class C Advances and any amendment, restatement or replacement of such Note shall bear a legend substantially to the following effect:

THIS NOTE IS SUBJECT TO CERTAIN SUBORDINATION PROVISIONS SET FORTH IN THAT CERTAIN MASTER LOAN AND SECURITY AGREEMENT, DATED AS OF OCTOBER 2, 2024, BY AND AMONG AARON’S RECEIVABLES, LLC, A DELAWARE LIMITED LIABILITY COMPANY, AS BORROWER, THE LENDERS FROM TIME TO TIME PARTY THERETO AND BP COMMERCIAL FUNDING TRUST III, SERIES SPL-VI, A STATUTORY SERIES OF BP COMMERCIAL FUNDING TRUST III, A DELAWARE STATUTORY TRUST, FOR ITSELF AND FOR NO OTHER SERIES OF BP COMMERCIAL FUNDING TRUST III, AS ADMINISTRATIVE AGENT (AS AMENDED, RESTATED, AMENDED AND RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME IN ACCORDANCE WITH THE TERMS THEREOF, THE “LOAN AGREEMENT”) AND THE RIGHTS OF EACH CLASS A HOLDER, CLASS B-1 HOLDER AND CLASS B-2 HOLDER, AS PROVIDED THEREIN. THE EFFECT AND

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INTENT OF SUCH AGREEMENT IS THAT, IN CASE OF A TRIGGER PERIOD INCLUDING A BANKRUPTCY PROCEEDING, ALL PAYMENTS UNDER THIS NOTE ARE SUBORDINATED TO THE PAYMENT IN FULL OF ALL AMOUNTS PAYABLE TO EACH CLASS A HOLDER, EACH CLASS B-1 HOLDER AND EACH CLASS B-2 HOLDER. BY ACCEPTING THIS NOTE, THE HOLDER OF THIS NOTE AND ANY PARTICIPANT HEREIN AGREES THAT IF IT RECEIVES ANY PAYMENT IN VIOLATION OF SUCH SUBORDINATION PROVISIONS, SUCH HOLDER OR PARTICIPANT SHALL HOLD SUCH AMOUNTS IN TRUST FOR THE BENEFIT OF ANY CLASS A HOLDER, ANY CLASS B-1 HOLDER AND ANY CLASS B-2 HOLDER AND SHALL PAY SUCH AMOUNTS OVER TO ANY CLASS A HOLDER, ANY CLASS B-1 HOLDER AND ANY CLASS B-2 HOLDER UPON DEMAND WITH INTEREST AT THE APPLICABLE INTEREST RATE UNDER THE LOAN AGREEMENT.

2.9Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(a)such Defaulting Lender shall not be entitled to receive any portion of the Yield Maintenance Fee, if any, payable pursuant to Section 2.6(d)(ii); and

(b)in the event that Administrative Agent and Borrower agree that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then on such date such Lender shall purchase at par such of the Loans of the other Lenders as Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Percentage Share.

2.10Taxes.

(a)Payments Free of Taxes. Any and all payments to or on account of any obligation of any Loan Party hereunder or under any other Loan Document shall be made without deduction or withholding for any Taxes, except as required by any Applicable Laws; provided that, if any Withholding Agent shall be required (determined in the good faith discretion of the applicable Withholding Agent by any Applicable Laws to withhold or deduct any Tax from such payments, then: (i) if such Tax is an Indemnified Tax, the sum payable by Borrower shall be increased as necessary so that after making all required deductions or withholdings (including such deductions or withholdings applicable to additional sums payable under this Section 2.10), Administrative Agent or Lender, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made; (ii) the applicable Withholding Agent shall be entitled to make such deductions; and (iii) the applicable Withholding Agent shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with Applicable Law.

(b)Payment of Other Taxes by Borrower. Without limiting the provisions of Section 2.10(a), Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with Applicable Laws or, at the option of Administrative Agent, timely reimburse it for the payment of any Other Taxes.

(c)Indemnification by Borrower. Borrower shall indemnify Administrative Agent and each Lender, within ten (10) days after written demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.10) payable or paid by Administrative Agent or Lenders, or required to be withheld or deducted from a payment to Administrative Agent or a Lender, as the case may be, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes

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were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to Borrower by a Lender (with a copy to Administrative Agent), or by Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(d)Indemnification by the Lenders. Each Lender shall severally indemnify Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that Borrower has not already indemnified Administrative Agent for such Indemnified Taxes and without limiting the obligation of Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.6(b) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by Administrative Agent to the Lender from any other source against any amount due to Administrative Agent under this Section 2.10(d).

(e)Evidence of Payments. If requested in writing by Administrative Agent, Borrower shall deliver to Administrative Agent, as soon as practicable after any payment of Taxes under this Section 2.10 by Borrower to a Governmental Authority, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Administrative Agent.

(f)Status of Lenders.

(i)Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to Borrower and Administrative Agent, at the time or times reasonably requested by Borrower or Administrative Agent, such properly completed and executed documentation reasonably requested by Borrower or Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by Borrower or Administrative Agent, shall deliver such other documentation prescribed by Applicable Laws or reasonably requested by Borrower or Administrative Agent as will enable Borrower or Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in paragraphs (ii)(A), (ii)(B) and (ii)(D) below of this Section 2.10(f)) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii)Without limiting the generality of the foregoing,

(A)any Lender that is a U.S. Person shall deliver to Borrower and Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is not subject to U.S. federal backup withholding tax;

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(B)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Administrative Agent), whichever of the following is applicable:

(1)in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2)executed copies of IRS Form W-8ECI;

(3)in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E; or

(4)to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner;

(C)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Administrative Agent), executed copies of any other form prescribed by Applicable Laws as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Laws to permit Borrower or Administrative Agent to determine the withholding or deduction required to be made; and

(D)if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to Borrower and Administrative Agent at the time or times prescribed by Applicable Laws and at such time or times reasonably requested by Borrower or Administrative Agent such documentation prescribed by law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Borrower or Administrative Agent as may be necessary for Borrower and Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such

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payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Borrower and Administrative Agent in writing of its legal inability to do so.

(g)Treatment of Certain Refunds. If Administrative Agent or any Lender receives a refund of any Taxes as to which it has been indemnified by Borrower or with respect to which Borrower has paid additional amounts pursuant to this Section 2.10, it shall pay to Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by Borrower under this Section 2.10 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of Administrative Agent or such Lender, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that Borrower, upon the request of Administrative Agent or such Lender, as applicable, agrees to repay the amount paid over to Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to Administrative Agent or such Lender, as applicable, in the event Administrative Agent or such Lender, as applicable is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 2.10(g), in no event will Administrative Agent or Lender be required to pay any amount to Borrower pursuant to this Section 2.10(g) the payment of which would place Administrative Agent or Lender (as applicable) in a less favorable net after-Tax position than such party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 2.10(g) shall not be construed to require Administrative Agent or any Lender to make available its tax returns (or any other information relating to its taxes that it deems confidential) to Borrower or any other Person.

(h)Survival. Each party’s hereto obligations under this Section 2.10 shall survive the resignation or replacement of Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

2.11[Reserved].

2.12Increased Costs.

(a)Increased Costs Generally. If any Change in Law shall:

(i)impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender;

(ii)subject Administrative Agent or any Lender to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(iii)impose on any Lender any other condition, cost or expense (other than Taxes) affecting this Agreement, the Loan or Advances made by such Lender or participation therein;

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and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining its Loan or any Advance (or of maintaining its obligation to make its Loan or any Advance), or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or any other amount), then, upon request of such applicable Lender, Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

(b)Capital Requirements. If any Lender determines that any Change in Law affecting such Lender or the lending office of such Lender or such Lender’s holding company, if any, regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitment of such Lender or the Advances made by such Lender, to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

(c)Certificates for Reimbursement. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in Section 2.12(a) or 2.12(b), as well as the basis for determining such amount or amounts, and delivered to Borrower shall be conclusive absent manifest error. Borrower shall pay such Lender the amount shown as due on any such certificate within thirty (30) days after receipt thereof.

(d)Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to the foregoing provisions of this Section 2.12 shall not constitute a waiver of such Lender’s right to demand such compensation, provided that Borrower shall not be required to compensate a Lender pursuant to the foregoing provisions of this Section 2.12 for any increased costs incurred or reductions suffered more than six (6) months prior to the date that such Lender notifies Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six (6) month period referred to in this Section 2.12(d) shall be extended to include the period of retroactive effect thereof).

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2.13Mitigation of Obligations. Notwithstanding anything to the contrary contained in Section 11.6(c) if any Lender requests compensation under Section 2.12, or Borrower is required to pay any Indemnified Taxes or additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.10, then such Lender, at the request of Borrower, shall use reasonable efforts to designate a different lending office for funding or booking its Loan or Advances hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the reasonable judgment of such Lender, such designation or assignment: (i) would eliminate or reduce amounts payable pursuant to Section 2.8 or Section 2.12, as the case may be, in the future; and (ii) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender as reasonably determined by such Lender. Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

2.14Removal or Replacement of Lenders.

(a)Removal or Replacement of Lenders Generally. Borrower may with respect to any Specified Lender, at its sole expense and effort, upon notice to such Lender and Administrative Agent:

(i)remove such Specified Lender by terminating such Specified Lender’s Commitment;

(ii)request one or more of the other Lenders to acquire and assume all of such Specified Lender’s Loan and Advances and Commitment, which Lender or Lenders shall have the right, but not the obligation, to so acquire and assume such Specified Lender’s Loan, Advances and Commitments pursuant to procedures reasonably acceptable to Administrative Agent in its Permitted Discretion, including pursuant to Section 11.6(a)(ii); or

(iii)with the prior written consent of Administrative Agent (which consent shall not be unreasonably withheld or delayed), designate a replacement bank or financial institution that is an Eligible Assignee (a “Replacement Lender”), which Replacement Lender shall assume all of the Loan, Advances and Commitment of such Specified Lender pursuant to procedures reasonably acceptable to Administrative Agent in its Permitted Discretion, including pursuant to Section 11.6(a)(ii); provided that Borrower may not remove such Specified Lender, or require such Specified Lender to make any assignment and delegation, pursuant to the immediately preceding clause (i), (ii) or (iii), as applicable, if: (1) an Event of Default has occurred and is continuing; (2) such Specified Lender became a Specified Lender as a result of being a Defaulting Lender and Administrative Agent and Borrower have agreed, prior to the effectiveness of such action, that such Lender is no longer a Defaulting Lender; or (3) Borrower has not concurrently taken an action under clause (i), (ii) or (iii) of this Section 2.14(a) with respect to all other Lenders who at the time are Specified Lenders under the same clause of the definition thereof.

Any removal of, or assignment and delegation by, a Specified Lender pursuant to this Section 2.14(a) shall be subject to payment to such Specified Lender of the aggregate Outstanding Legal Balance of all of its Advances at the time owing to it, all accrued and unpaid interest thereon, all accrued and unpaid fees and all other amounts payable to it hereunder, which amounts shall be paid to such Specified Lender by: (A) in the case of a removal of such Specified Lender, Borrower; or (B) in the case of an assignment and delegation by such Specified Lender, the applicable assignee (to the extent of all such

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outstanding principal and accrued and unpaid interest and fees) and Borrower (to the extent of all such other amounts).

(b)Certain Actions Incident to Removal. In the case of the removal of any Specified Lender pursuant to Section 2.14(a)(i), Borrower shall also release such Specified Lender from its obligations under the Loan Documents. Each Lender hereby grants to Administrative Agent a power of attorney (which power of attorney, being coupled with an interest, is irrevocable) to execute and deliver, on behalf of such Lender, as assignor, any Assignment and Assumption necessary to effectuate any assignment of such Lender’s interests hereunder in circumstances contemplated by this Section 2.14.

(c)Certain Rights as a Lender. Upon the prepayment of all amounts owing to any Specified Lender and the termination of such Lender’s Commitments pursuant to this Section 2.14, such Specified Lender shall no longer constitute a “Lender” for purposes hereof; provided that any rights of such Specified Lender to indemnification hereunder with respect to matters that occurred prior to the date on which such Specified Lender’s Commitments were terminated shall survive as to such Specified Lender.

(d)Evidence of Removal or Replacement. Promptly following the removal or replacement of any Specified Lender in accordance with this Section 2.14, Administrative Agent shall distribute an amended Schedule D, which shall be deemed incorporated into this Agreement, to reflect changes in the identities of Lenders and adjustments of their respective Commitments or Percentage Shares, as applicable, resulting from any such removal or replacement.

2.15Survival. All obligations of Borrower under Sections 2.12, 2.13 and 2.14 shall survive the Discharge of Secured Obligations.

2.16Fees.

(a)Administrative Agent Closing Fee. Borrower agrees to pay to Administrative Agent, on the Closing Date, for its own account, a documentation fee in immediately available funds in an amount equal to 2.00% of the total aggregate amount of Commitments in effect on the Closing Date (but before giving effect to any funding by any Lender of its Commitments on the Closing Date), which documentation fee shall be fully earned by Administrative Agent on the Closing Date.

(b)Lender Closing Fee. Borrower agrees to pay to Administrative Agent, on the Closing Date, for the account of each applicable Lender, an upfront fee in immediately available funds in an amount equal to (i) with respect to the Class A Lenders, 2.00%, (ii) with respect to the Class B-1 Lenders, 2.00%, (iii) with respect to the Class B-2 Lenders, 2.00% and (iv) with respect to the Class C Lenders, 2.00%, in each case of such Lender’s total Commitments in effect on the Closing Date (but before giving effect to any funding by any Lender of its Commitments on the Closing Date), which upfront fee shall be fully earned by such Lender on the Closing Date, provided, that, upon notice to the Borrower and Administrative Agent, each Lender shall have the option to receive their upfront fee in the form of original issue discount in an amount equal to two percent (2.00%) of the Commitment Amount of such Lender on the Closing Date (each such electing Lender, an “OID Lender”), and the initial Advance made by each such OID Lender shall be reduced by such original issue discount, provided, further, that for the avoidance of doubt, Borrower agrees that, notwithstanding such reduction from the funded amount of the initial Advance of any OID Lender, Borrower remains liable to pay (i) the full principal amount of such Advance (inclusive of such original issue discount), without giving effect to such reduction, which shall be due and payable in full, if not earlier in accordance with this Agreement, on the

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Maturity Date and (ii) accrued interest shall be payable on the full outstanding principal amount of such Advance (inclusive of such original issue discount), without giving effect to such deduction.

(c)Administrative Agent Monitoring Fee. Borrower agrees to pay to Administrative Agent, for its own account, on the first Remittance Date following each 12-month anniversary of the Closing Date, an annual monitoring fee in immediately available funds in an amount equal to 0.50% on the maximum outstanding principal amount of the Advances at any time during the prior twelve (12) month period; provided, that if the Advances have been repaid in full and this Agreement terminated prior to any such 12-month anniversary, the amount of such annual monitoring fee shall be calculated on a pro rata basis for the applicable stub period. The monitoring fee covers the services of Administrative Agent for the day to day discharge of Administrative Agent’s duties and responsibilities in acting as Administrative Agent under the Loan Documents (including maintenance of the Administrative Agent’s registrar, records and files, establishment of necessary cash accounts, distribution of covenant compliance and reporting items, responses to inquiries from all parties-in-interest, rendering of periodic statements and reports, and receipt and distribution of debt service payments).

(d)First Amendment Fees.

(i)Lender Incremental Closing Fee. Borrower agrees to pay to Administrative Agent, on the First Amendment Effective Date, for the account of each applicable Lender, an incremental upfront fee in immediately available funds in an amount equal to (i) with respect to the Class A Lenders, 2.00%, (ii) with respect to the Class B-1 Lenders, 2.00%, (iii) with respect to the Class B-2 Lenders, 2.00% and (iv) with respect to the Class C Lenders, 2.00%, in each case of each such Lender’s total increase in Commitments on the First Amendment Effective Date (if applicable), which upfront fee shall be fully earned by such Lender on the First Amendment Effective Date, provided, that, upon notice to the Borrower and Administrative Agent, each Lender shall have the option to receive their incremental upfront fee in the form of original issue discount in an amount equal to two percent (2.00%) of the increase in such Lender’s Commitment Amount of on the First Amendment Effective Date (each such electing Lender, an “Incremental OID Lender”), and the initial Advance made by each such Incremental OID Lender on or after the First Amendment Effective Date shall be reduced by such original issue discount, provided, further, that for the avoidance of doubt, Borrower agrees that, notwithstanding such reduction from the funded amount of the initial Advance on or after the First Amendment Effective Date of any Incremental OID Lender, Borrower remains liable to pay (i) the full principal amount of such Advance (inclusive of such original issue discount), without giving effect to such reduction, which shall be due and payable in full, if not earlier in accordance with this Agreement, on the Maturity Date and (ii) accrued interest shall be payable on the full outstanding principal amount of such Advance (inclusive of such original issue discount), without giving effect to such deduction.

(ii)Administrative Agent First Amendment Closing Fee. Borrower agrees to pay to Administrative Agent, on the earlier to occur of (x) the Maturity Date and (y) December 31, 2025, for its own account, a documentation fee in immediately available funds in an amount equal to 2.00% of the total aggregate amount of the increase in Commitments on the First Amendment Effective Date, which documentation fee shall be fully earned by Administrative Agent on the First Amendment Effective Date.

2.17Inability to Determine Rates.

(a)Subject to Section 2.19, if, on or prior to the first day of any Interest Period for any SOFR Advance the Administrative Agent determines (which determination shall be conclusive and

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binding absent manifest error) that “Term SOFR” cannot be determined pursuant to the definition thereof; or

(b)the Required Lenders determine that for any reason in connection with any request for a SOFR Advance or a continuation thereof pursuant to Section 2.5, that Term SOFR for any requested Interest Period with respect to a proposed SOFR Advance does not adequately and fairly reflect the cost to such Lenders of making and maintaining such Loan, and the Required Lenders have provided notice of such determination to the Administrative Agent, then, in each case, the Administrative Agent will promptly so notify the Borrower and each Lender.

Upon notice thereof by the Administrative Agent to the Borrower, any obligation of the Lenders to make SOFR Advances, and any right of the Borrower to continue SOFR Advances pursuant to Section 2.5, shall be suspended (to the extent of the affected SOFR Advance or affected Interest Periods) until the Administrative Agent (with respect to clause (b), at the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (i) the Borrower may revoke any pending request for a borrowing of, or continuation of SOFR Advances (to the extent of the affected SOFR Advances or affected Interest Periods) or, failing that, the Borrower will be deemed to have converted any such request into a request for an Advance of or conversion to ABR Advances in the amount specified therein and (ii) any outstanding affected SOFR Advances will be deemed to have been converted into ABR Advances at the end of the applicable Interest Period. Upon any such conversion, the Borrower shall also pay accrued interest on the amount so converted, together with any additional amounts required pursuant to Section 2.16. Subject to Section 2.19, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that “Term SOFR” cannot be determined pursuant to the definition thereof on any given day, the interest rate on ABR Advances shall be determined by the Administrative Agent without reference to clause (c) of the definition of “ABR” until the Administrative Agent revokes such determination.

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2.18Illegality. If any Lender determines that any Applicable Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make, maintain or fund Loans whose interest is determined by reference to SOFR, the Term SOFR Reference Rate or Term SOFR, or to determine or charge interest based upon SOFR, the Term SOFR Reference Rate or Term SOFR, then, upon notice thereof by such Lender to the Borrower (through the Administrative Agent) (an “Illegality Notice”), (a) any obligation of the Lenders to make SOFR Advances, and any right of the Borrower to continue SOFR Advances pursuant to Section 2.5, shall be suspended, and (b) the interest rate on which ABR Advances shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to clause (c) of the definition of “ABR”, in each case until each affected Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of an Illegality Notice, the Borrower shall, if necessary to avoid such illegality, upon demand from any Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all SOFR Advances to ABR Advances (the interest rate on which ABR Advances shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to clause (c) of the definition of “ABR”), on the last day of the Interest Period therefor, if all affected Lenders may lawfully continue to maintain such SOFR Advances to such day, or immediately, if any Lender may not lawfully continue to maintain such SOFR Advances to such day. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 2.16.

2.19Benchmark Replacement Setting.

(a)Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event, Administrative Agent and Borrower may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. (New York City time) on the fifth (5th) Business Day after Administrative Agent has posted an agreed upon amendment. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 2.19(a) will occur prior to the applicable Benchmark Transition Start Date.

(b)Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.

(c)Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will notify the Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.19(d) and (v) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.19, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this

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Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.19.

(d)Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(e)Benchmark Unavailability Period. During a Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of ABR based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of ABR.

2.20ESG Amendment. The parties hereto acknowledge that Sustainability Performance Targets have not been determined and agreed as of the Closing Date.

(a)Borrower may, at any time prior to the first anniversary of the Closing Date, submit a request in writing to Administrative Agent that this Agreement be amended to include the Sustainability Performance Targets and other related provisions (including without limitation those provisions described in this Section 2.20), to be mutually agreed by Borrower and Administrative Agent in accordance with this Section 2.20 (such amendment, the “ESG Amendment”). Such request shall be accompanied by the proposed Sustainability Performance Targets as prepared by Borrower in consultation with Administrative Agent and may be devised with assistance from the Sustainability Assurance Provider (defined below), which shall be included as a new Schedule 2.20. The proposed ESG Amendment shall also include the ESG Pricing Provisions (defined below) and shall identify a sustainability assurance provider, provided that any such sustainability assurance provider (if any) shall be a qualified external reviewer, independent of Parent and its Subsidiaries, with relevant expertise, such as an auditor, environmental consultant and/or independent ratings agency of recognized national standing (the “Sustainability Assurance Provider”).

(b)If requested by Borrower, in Borrower’s sole discretion, Administrative Agent, Lenders and Borrower shall enter into discussions to reach an agreement in respect of the proposed Sustainability Performance Targets and Sustainability Assurance Provider (if any), and any proposed incentives and penalties for compliance and noncompliance, respectively, with the Sustainability Performance Targets, including, in the Required Lenders’ and each affected Lender’s sole and absolute discretion, any adjustments to the Class A Applicable Margin, Class B-1 Applicable Margin, Class B-2 Applicable Margin and Class C Applicable Margin, as applicable (such provisions, collectively, the “ESG Pricing Provisions”); provided that the amount of any such adjustments made pursuant to an ESG Amendment shall not result in a decrease or an increase of more than 0.15% in the Interest Rate during

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any calendar year, which pricing adjustments shall be applied in accordance with the terms as further described in the ESG Pricing Provisions; provided that (x) for the avoidance of doubt, such pricing adjustments shall not be cumulative year-over-year, (y) each applicable adjustment shall only apply until the date on which the next adjustment is due to take place pursuant to the ESG Pricing Provisions. The ESG Amendment (including the ESG Pricing Provisions) will become effective once Borrower, the Required Lenders, any affected Lenders and Administrative Agent have executed the ESG Amendment. Each Loan Party agrees and confirms that the ESG Pricing Provisions shall follow the Sustainability Linked Loan Principles, as published in March 2022, and as may be updated, revised or amended from time to time by the Loan Market Association and the Loan Syndications & Trading Association (the “SLL Principles”).

Section 3COLLATERAL

3.1Grant of Security Interest. To secure the payment and performance when due of the Obligations, for value received, Borrower hereby unconditionally and irrevocably assigns, pledges, and grants to Administrative Agent for the benefit of the Secured Parties, a continuing Priority Security Interest in and to the Collateral (the “Security Interest”).

3.2Financing Statements. Borrower agrees, at its own expense, to execute (if necessary) and/or deliver UCC financing statements, together with any and all other appropriate instruments and documents, and to take such other action, in each case, as may be reasonably requested by Administrative Agent, in order to perfect and to continue the perfection of Administrative Agent’s security interests in the Collateral, except only to the extent (if at all) such actions are prohibited by Applicable Laws. Borrower hereby authorizes Administrative Agent to execute (if necessary) and file any such financing statements (with or without any signature thereon), instruments, and documents on Borrower’s behalf, and ratifies and consents to any financing statement that was filed under any Applicable Law prior to the date of this Agreement.

3.3Location of Collateral. All tangible Collateral (other than (i) Collateral delivered to Administrative Agent or Administrative Agent’s Custodian and (ii) Collateral in possession of a Seller in such Seller’s store) shall remain, at all times, at the principal offices of Borrower or a Servicer (or, in the case of Portfolio Documents which are not in electronic form, at the location(s) set forth on Schedule 6.2(i)), and, except as otherwise set forth herein, neither Borrower nor any Servicer may transfer or cause the transfer of any such Collateral from such premises without the prior written approval of Administrative Agent (acting with the prior written consent of the Required Lenders).

3.4Protection of Collateral; Reimbursement.

(a)All tangible Collateral (except (i) Collateral in the possession of the Backup Servicer, Administrative Agent, or Administrative Agent’s Custodian and (ii) Collateral in possession of a Seller in such Seller’s store) will at all times be kept by Borrower or a Servicer at the locations set forth on Schedule 6.2(i), and, except as otherwise set forth herein, shall not, without thirty (30) calendar days’ prior written notice to Administrative Agent, be moved there from other than to another such location, and in any case shall not be moved outside the continental United States. Borrower hereby agrees, upon the request of the Administrative Agent or the Required Lenders during the existence and continuance of an Event of Default, to deliver to the Backup Servicer, the Books and Records required to be delivered pursuant to the terms of the Backup Servicing Agreement (if any). Borrower also agrees to deliver to the Custodian, if Administrative Agent has appointed a Custodian to hold the originals/authoritative copies of the Custodian Deliverables, the Custodian Deliverables, in each case, no later than the time period agreed to in the applicable Custodial Agreement following the date of each Advance, for each Lease that is to be added to the Collateral in connection with such Advance. From and after the funding of each

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Advance hereunder, the Leases and the originals/authoritative copies of the Portfolio Documents (other than any original identification (e.g., driver’s license) issued to a Lease-Merchandise Lessee by the jurisdiction in which such Lease-Merchandise Lessee resides) evidencing the Leases constituting Collateral shall, regardless of their location (whether with any Servicer or the Custodian), be deemed to be under Administrative Agent’s dominion and control and deemed to be in Administrative Agent’s possession. Any of Administrative Agent’s officers, employees, representatives or agents shall have the right upon reasonable notice, at any time during normal business hours, in the name of Administrative Agent or any designee of Administrative Agent or Borrower, to verify the validity, amount or any other matter relating to the Collateral. Borrower shall cooperate fully with Administrative Agent in an effort to facilitate and promptly conclude such verification process. In addition to any provision of any Loan Document, Administrative Agent or the Backup Servicer, at the direction of Administrative Agent, shall have the right at all times after the occurrence and during the continuance of an Event of Default to notify Lease-Merchandise Lessees that their Leases have been assigned to Administrative Agent and to collect such Leases directly in Administrative Agent’s own name, for its benefit and the benefit of the Secured Parties, and to charge collection costs and expenses, including attorney’s fees and expenses, to Borrower.

(b)Borrower shall keep accurate and complete records of the Collateral pledged by it and all payments and collections thereon and shall submit such records to Administrative Agent on such periodic basis as Administrative Agent may request in its reasonable discretion.

(c)Borrower shall, upon the receipt of written notice from Administrative Agent following the occurrence and continuation of an Event of Default, cooperate with Administrative Agent (and shall use commercially reasonably efforts to cause Backup Servicer or any Custodian, if requested by Administrative Agent) to cooperate with Administrative Agent, if Administrative Agent elects to attach or associate in electronic format a legend, stamp, notation or other identification to all or any portion of the Portfolio Documents to evidence the pledge thereof to Administrative Agent, such legend, stamp, notation or other identification shall be in form and substance acceptable to Administrative Agent in its sole discretion.

(d)[Reserved].

(e)[Reserved].

(f)Notwithstanding anything in this Agreement to the contrary, and in connection with any Servicer’s holding and maintenance of originals/authoritative copies of the Portfolio Documents (other than any original identification (e.g., driver’s license) issued to a Lease-Merchandise Lessee by the jurisdiction in which such Lease-Merchandise Lessee resides) as contemplated under the Servicing Agreement and to the extent executed in electronic format, Lenders, Borrower and each Servicer acknowledge and agree that, subsequent to the occurrence of a Level 1 Portfolio Trigger Event, a Cease Funding Event, Event of Default or a Backup Servicing Trigger Event, Administrative Agent has the right, in its sole and absolute discretion and at Borrower’s sole cost and expense, to appoint a Custodian acceptable to Administrative Agent to hold a copy of any available “original” electronic source documents evidencing a Lease in native format, together with all metadata and any other embedded data in conjunction with each request for an Advance.

(g)Administrative Agent and the Required Lenders in their Permitted Discretion may, subsequent to the occurrence of a Level 1 Portfolio Trigger Event, a Cease Funding Event, Event of Default or a Backup Servicing Trigger Event, appoint a Custodian, at the sole cost and expense of Borrower, to perform specified custodial duties with respect to the Custodian Deliverables.

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(h)Borrower will provide reasonable cooperation with the Administrative Agent to cause the Verification Agent Agreement to be entered into by the parties thereto no later than two-month anniversary of the Closing Date (as may be extended by Administrative Agent), which shall be in form and substance acceptable to Administrative Agent in its reasonable discretion and to Borrower in its reasonable discretion.

3.5Liability. Any and all amounts for which Borrower may become liable hereunder and all costs and expenses (including reasonable fees and expenses of outside legal counsel and court costs) that Administrative Agent actually incurs in enforcing or protecting its Lien on, or rights and interest in, the Collateral or any of its rights or remedies under this Agreement or any other Loan Document or in respect to any of the transactions to be had hereunder or thereunder, until paid by Borrower to Administrative Agent with interest calculated using ABR (or the Default Rate as the case may be), shall, subject to any limitations contained in Section 6.1(n), be included among the Obligations and, as such, shall be secured by all of the Collateral. Provided, however, for avoidance of doubt, interest shall not accrue on any amounts due hereunder other than Advances of principal until such amounts are past due and thus added to the Outstanding Legal Balance.

3.6Commercial Tort Claims. Borrower shall promptly notify Administrative Agent of any commercial tort claims with a value in excess of $100,000 in which Borrower has an interest arising after the date hereof and shall provide all necessary information concerning each such commercial tort claim and, at the request of Administrative Agent, make all necessary filings with respect thereto to perfect Administrative Agent’s Priority security interest therein.

3.7Possession. Subject to the express provisions hereof with respect to the Portfolio Documents and possession thereof, Borrower shall promptly deliver to Administrative Agent or Administrative Agent’s custodian all items of Collateral for which Administrative Agent must receive possession to obtain a perfected Lien. At any time and from time to time, upon the written request of Administrative Agent, and at the sole expense of Borrower (subject to the express provisions hereof with respect to the Portfolio Documents and possession thereof), Borrower will promptly and duly execute and deliver, or will promptly cause to be executed and delivered, such further instruments and documents and take such further action as Administrative Agent may request, in its Permitted Discretion, for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted.

3.8Borrower Contractual Obligations. It is expressly agreed by each Loan Party that, anything herein to the contrary notwithstanding, Borrower shall remain liable under each of its contracts (including, without limitation, the Purchase and Sale Agreement) to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Administrative Agent shall not have any obligation or liability under any such contract by reason of or arising out of this Agreement or the granting herein of a Lien thereon or the receipt by Administrative Agent of any payment relating to any such contract pursuant hereto or any Loan Document. Administrative Agent shall not be required or obligated in any manner to perform or fulfill any of the obligations of Borrower under or pursuant to any such contract, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any such contract, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

3.9Payments by Lender; Protective Advances.

(a)Should any amount required to be paid under any Loan Document be unpaid beyond any applicable cure period, such amount may be paid by a Lender, for its account, which payment

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shall be deemed a request for an Advance by Borrower as of the date such payment is due, and Borrower irrevocably authorizes disbursement of any such funds to Administrative Agent, for the benefit of such Lender, by way of direct payment of the relevant amount, interest or Obligations in accordance with Section 2.5(b) without necessity of any demand whether or not a Default or Event of Default has occurred or is continuing. No payment or prepayment of any amount by a Lender or any other Person shall entitle any Person to be subrogated to the rights of such Lender under any Loan Document unless and until the Discharge of Secured Obligations has occurred, and this Agreement has been terminated with respect thereto. Any sums expended or amounts paid by a Lender as a result of Borrower’s failure to pay, perform or comply with any Loan Document or any of its Obligations may be charged to Borrower’s account as an Advance under the related Loans and added to the Outstanding Legal Balance.

(b)Notwithstanding any provision of any Loan Document, Administrative Agent, in its sole discretion shall have the right, but not any obligation, at any time that Borrower fails to do so, and from time to time, without prior notice, to: (i) discharge (at Borrower’s expense) Taxes or Liens affecting any of the Collateral that have not been paid in violation of any Loan Document or that jeopardize Administrative Agent’s Lien priority in the Collateral, including any underlying collateral securing any Lease pledged by Borrower; or (ii) make any other payment (at Borrower’s expense) for the administration, servicing, maintenance, preservation or protection of the Collateral, including any underlying collateral securing any Lease pledged by Borrower (each such advance or payment set forth in clauses (i) and (ii) above, a “Protective Advance”); provided, that if any Protective Advance shall cause the aggregate principal amount of all Protective Advances made since the Closing Date to be in an amount that is greater than $6,000,000, Administrative Agent shall not make such Protective Advance without the prior written consent of the Required Lenders. Administrative Agent shall be reimbursed for all Protective Advances upon demand and any Protective Advances shall bear interest at the Default Rate from the date the Protective Advance is paid by Administrative Agent until it is repaid. No Protective Advance by Administrative Agent shall be construed as a waiver by Administrative Agent of any Default, Event of Default or any of the rights or remedies of Administrative Agent. If the Administrative Agent or any Lender makes an advance under Section 3.9(a) or a Protective Advance, the Administrative Agent or such Lender shall offer each Lender an opportunity to fund its pro rata share (in accordance with the Class A Advance, Class B-1 Advance, Class B-2 Advance and Class C Advance, as applicable) of such advance or Protective Advance.

Section 4CONDITIONS PRECEDENT TO CLOSING AND FUNDING PROCEDURES

4.1Conditions Precedent to Closing Date. The obligation of each Lender to make its initial Advance shall not be effective, and the Closing Date shall not occur, until the satisfaction, or waiver in accordance with Section 11.6(c), of each of the following conditions precedent on or before the Closing Date:

(a)Execution and Delivery of Loan Documents. Administrative Agent shall have received copies of each Loan Document originally executed and delivered by each Loan Party party thereto (and, where applicable, Backup Servicer) and the Lenders, in each case, which is a party thereto, subject, however, to Section 6.4.

(b)Opinion of Counsel. Administrative Agent and the Lenders shall have received the following:

(i)an executed copy of the favorable written legal opinion of King & Spalding LLP, counsel for the Loan Parties, in form and substance reasonably satisfactory to Administrative Agent, dated as of October 3, 2024;

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(ii)an executed copy of the favorable written legal opinion of Hudson Cook, LLP in the form of Exhibit K-2 attached hereto, dated as of October 3, 2024 and made with respect to regulatory matters.

(c)Certain Documents. Administrative Agent shall have received each of the following:

(i)Good Standing Certificate. Good standing certificates for each Loan Party issued by the secretary of state (or similar office) of the jurisdiction in which such Loan Party is organized, incorporated, formed or created.

(ii)Authorizations; Resolutions; Incumbency Certificates. A certificate, dated the Closing Date and duly executed by an authorized officer or individual, (i) certifying and indicating the incumbency, authority, and signatures of the individuals authorized to sign, on behalf of each such Loan Party, the Loan Documents to which such entity is a party, (ii) together with copies of the resolutions of the governing bodies of each Loan Party authorizing the transactions contemplated by the Loan Documents and certifying that such resolutions are true, correct and complete copies thereof and are in full force and effect and have not been modified or amended, (iii) together with copies of each Organizational Document of each Loan Party (certified as of a recent date by the appropriate governmental official, each dated the Closing Date or a recent date prior thereto), and certifying that such Organizational Documents are true, correct and complete copies thereof and are in full force and effect and have not been modified or amended, and (iv) together with the certificates of good standing referred to in Section 4.1(c)(i).

(iii)Solvency Certificates. A Solvency Certificate duly executed by the chief financial officer of Parent.

(iv)Closing Certificate. A closing certificate, substantially in the form of Exhibit J, together with all attachments thereto, duly executed by the chief financial officer of each of Parent and Borrower.

(v)Licenses. Copies of all state licenses held by each Seller and Servicer as are reasonably necessary or appropriate to carry on its business as it is now being conducted, together with a certification by Aaron’s Parent that such copies are true, correct and complete in all respects; provided that, such copies may be delivered to Administrative Agent or Administrative Agent’s legal counsel.

(d)Financial Statements. Administrative Agent shall have received the following:

(i)Parent Historical Financial Statements. Copies of the Parent Historical Financial Statements, together with a certification by the chief financial officer of Aaron’s Parent that such copies are true and complete and that such Parent Historical Financial Statements (A) were prepared in accordance with GAAP consistently applied throughout the respective periods covered thereby, except as otherwise expressly noted therein; (B) fairly present in all material respects the consolidated financial conditions of Aaron’s Parent, its wholly-owned subsidiaries, and such variable interest entities that are consolidated when Aaron’s Parent is determined to be the primary beneficiary, as of the date thereof and its consolidated results of operations for the respective periods covered thereby in accordance with GAAP consistently applied throughout the respective periods covered thereby, except as otherwise expressly noted therein and (C) show all material indebtedness and other liabilities required to be shown

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in accordance with GAAP, subject in the case of unaudited statements to normal year-end audit adjustments and the absence of footnotes.

(e)Security Interest in the Collateral. In order to create in favor of Administrative Agent, for the benefit of the Secured Parties, a valid, perfected priority security interest in the Collateral securing the applicable Obligations, subject to (in the case of the Collateral) Permitted Liens:

(i)evidence reasonably satisfactory to Administrative Agent of the compliance by Borrower of its obligations under the applicable Loan Documents in order to grant to Administrative Agent, for the benefit of the Secured Parties, a fully perfected Priority Lien in the Collateral;

(ii)evidence reasonably satisfactory to Administrative Agent of the compliance by Parent of its obligations under the under the applicable Loan Documents in order to grant to Administrative Agent, for the benefit of the Secured Parties, a fully perfected priority Lien in the Collateral of Parent;

(iii)evidence reasonably satisfactory to Administrative Agent of the compliance by SPE Holdco of its obligations under the under the applicable Loan Documents in order to grant to Administrative Agent, for the benefit of the Secured Parties, a fully perfected priority Lien in the Collateral of SPE Holdco; and

(iv)results of a search of the UCC (or equivalent) filings made with respect to the Loan Parties in the jurisdictions identified by Administrative Agent and copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to Administrative Agent that the Liens indicated by such financing statements (or similar documents) are Permitted Liens or have been, or substantially contemporaneously with the effectiveness of this Agreement on the Closing Date will be, released.

(f)Specified Representations. The Specified Representations shall be true and correct in all material respects as of the Closing Date (except, in the case of any Specified Representation which expressly relates to a given date or period, such Specified Representation shall be true and correct in all material respects as of the respective date or for the respective period, as the case may be); provided, however, that if any such Specified Representation is qualified by materiality, Material Adverse Change or material adverse effect, then such Specified Representation shall be true and correct in all respects.

(g)Specified Acquisition Agreement Representations. The Specified Acquisition Agreement Representations shall be true and correct in all material respects as of the Closing Date (except, in the case of any Specified Acquisition Agreement Representation which expressly relates to a given date or period, such Specified Acquisition Agreement Representation shall be true and correct in all material respects as of the respective date or for the respective period, as the case may be); provided, however, that if any Specified Acquisition Agreement Representation is qualified by materiality, Material Adverse Change or material adverse effect, then such Specified Acquisition Agreement Representation shall be true and correct in all respects.

(h)KYC; Beneficial Ownership. Administrative Agent shall have received (at least three (3) business days prior to the Closing Date) all documentation and other information about Borrower and each other Loan Party as has been reasonably requested in writing at least ten (10) Business Days prior to the Closing Date by Administrative Agent that is required by regulatory

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authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the Patriot Act and the Beneficial Ownership Regulation.

True copies or to the extent required hereby, originals of all of the above referenced documents, instruments, forms, opinions, and other materials shall be delivered to Administrative Agent or its legal counsel on or prior to the Closing Date.

4.2Conditions Precedent to the Initial Advance and All Advances. The obligation of each Lender to make Advances on and after the Closing Date is subject to the complete satisfaction, on or prior to the date of such Advance of each of the conditions precedent set forth below:

(a)Initial Advance.

(i)Requests for Initial Advance. On the Closing Date, Borrower shall deliver or cause to be delivered to Administrative Agent and each Lender an advance certification in respect of such Advance, which shall:

(A)specify the requested principal amount of the Advance and that such Advance is a SOFR Advance;

(B)confirm that all Specified Representations and Specified Acquisition Agreement Representations required under Section 4.1(f) and 4.1(g) are accurate;

(C)confirm the absence of Company Material Adverse Effect as required under Section 4.1(k);

(D)be signed by a duly authorized officer of Borrower; and

(E)be accompanied by a Borrowing Base Certificate duly executed, together with such additional information as Administrative Agent may reasonably request in order to determine whether (x) the requirements of the definition of Eligible Lease have been satisfied for all such designated Leases, and (y) Administrative Agent, as agent for the Secured Parties, has a perfected Priority security interest in all such Leases, including, without limitation, a “Lease Summary File”, identified as such and containing the related data fields and other information described in Schedule L with respect any Leases proposed to be acquired with such Advance.

(ii)Polo Acquisition. The Polo Acquisition shall have been, or substantially concurrently with the making of the initial Advances hereunder, consummated in all material respects in accordance with applicable law and in accordance with the terms of the Polo Acquisition Agreement.

(iii)Polo Equity Financing. The Polo Equity Financing shall have been, or substantially concurrently with the borrowing of the initial Advances hereunder on the Initial Advance Date shall be, consummated in all material respects in accordance with applicable law.

(iv)Fees and Expenses. All reasonable and documented fees, expenses and other amounts required to be paid on or before the date of such Advance pursuant to this Agreement and the other Loan Documents (including, without limitation, the upfront fees described in Sections 2.16(a) and (b)) shall have been paid, or shall be paid substantially concurrently with, the date of such Advance, provided, that any such fees, expenses and other amounts required to be paid to any Lender may be paid by netting such amounts from the initial Advance being made by such Lender in connection with such initial Advance.

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(v)Absence of Company Material Adverse Effect. Since the date of the Polo Acquisition Agreement, there shall not have occurred a “Company Material Adverse Effect” (as defined in the Polo Acquisition Agreement).

(vi)Polo Legacy Debt Facilities Refinancing. Administrative Agent shall have received executed, customary pay-off and/or release letters evidencing that prior to, or substantially simultaneously with, consummation of the Transactions, (i) all outstanding indebtedness and other obligations of the Polo Subsidiaries under or in respect of the Polo Legacy Debt Facilities, including all principal, accrued and unpaid interest, fees, premiums, if any, and other amounts owing thereunder, shall have been or shall be paid and satisfied in full and discharged, terminated and released (or, alternatively, releasing the Polo Subsidiaries from all obligations in respect of such outstanding indebtedness and other obligations under or in respect of the Polo Legacy Debt Facilities), (ii) all commitments or obligations to lend or extend credit to the Polo Subsidiaries under the Polo Legacy Debt Facilities shall have been or shall be terminated, and (iii) all liens, security interests, security documents, mortgages, letters of credit and guaranties granted or otherwise provided by the Polo Subsidiaries in connection with the Polo Legacy Debt Facilities shall have been or shall be terminated or released.

(b)Requests for Advances. Other than the initial Advance on the Initial Advance Date, no later than 12:00 p.m. (New York City Time) two (2) Business Days prior to the date of any requested Advance, Borrower shall deliver or cause to be delivered to Administrative Agent and each Lender an advance certification in the form attached hereto as Exhibit E and incorporated herein by this reference (an “Advance Certification”) in respect of each such Advance, which shall:

(i)specify the requested principal amount of the Advance and that such Advance is a SOFR Advance;

(ii)confirm that all representations and warranties of Borrower contained in this Agreement (together with all exhibits and schedules hereto), in the other Loan Documents and in any certificates delivered to Administrative Agent in connection with the Loan, are true and correct in all material respects on and as of the date of the Advance Certification and, after giving effect to the making of the applicable Advance, will be true and correct in all material respects on and as of the date on which the Advance is to be made (other than any representation and warranty that specifically relates to a specified prior date, in which case such representation and warranty shall be true and correct in all material respects on and as of such specified prior date); provided that, in each case, such materiality qualifier set forth above shall not be applicable to any such representations and warranties that already are qualified or modified by Material Adverse Change, materiality or material adverse effect in the text thereof;

(iii)state that no Default, Event of Default, Backup Servicing Trigger Event or Cease Funding Event exists as of the date of the Advance Certification and, after giving effect to the making of such Advance, no Default, Event of Default, Backup Servicing Trigger Event or Cease Funding Event would exist as of the date on which such Advance is to be made;

(iv)be signed by a duly authorized officer of Borrower; and

(v)be accompanied by a Borrowing Base Certificate duly executed, together with such additional information as Administrative Agent may reasonably request in order to determine whether (x) the requirements of the definition of Eligible Lease have been satisfied for all such designated Leases, and (y) Administrative Agent, as agent for the Secured Parties, has a perfected

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Priority security interest in all such Leases, including, without limitation, a “Lease Summary File”, identified as such and containing the related data fields and other information described in Schedule L with respect any Leases proposed to be acquired with such Advance.

(c)Other Conditions. In addition to the other conditions set forth in this Agreement, the making of any Advance after the Initial Advance Date shall be subject to the complete satisfaction of all of the following conditions:

(i)the Draw Period applicable to the Portfolio has not expired; and no Default, Event of Default, Cease Funding Event or Borrowing Base Shortfall exists immediately prior to the making of such requested Advance or, after giving effect thereto, immediately after the making of such Advance;

(ii)each Lease as to which such Advance is sought shall be an Eligible Lease;

(iii)the aggregate principal amount of such Advance, together with the aggregate outstanding principal amount of all Advances previously made hereunder will not be in an amount greater than the Maximum Loan Amount;

(iv)the representations and warranties of each Loan Party contained in this Agreement, in the other Loan Documents and in any certificates delivered to Administrative Agent in connection with the Loan, shall be true and correct in all material respects on and as of the date of the making of the Advance and after giving effect to the Advance, as though made on and as of such date (other than any representation and warranty that specifically relates to a specified prior date, in which case such representation and warranty shall be true and correct in all material respects on and as of such specified prior date); provided that, in each case, such materiality qualifier set forth above shall not be applicable to any such representations and warranties that already are qualified or modified by Material Adverse Change, materiality or material adverse effect in the text thereof;

(v)any Loan Party or any officer of such Loan Party with duties that are material to performance of such party’s under the Loan Documents, shall not have been indicted or under active investigation by the U.S. Attorney or any state Governmental Authority for, convicted of, or entered a plea of guilty or nolo contendere in respect of, any felony; and no other claim, investigation or litigation by any state or federal government entity is pending and which such Loan Party has notice of or, to any of their knowledge, is threatened, which would be reasonably expected to give rise to a Material Adverse Change, except as disclosed prior to closing and acceptable to Administrative Agent in its sole discretion;

(vi)no Material Adverse Change has occurred since the date of the most recently delivered audited financial statements of Aaron’s Parent and its consolidated Subsidiaries delivered pursuant to Section 6.1(g)(iii)(A) and no Material Adverse Change is currently existing;

(vii)the information in Section 4.1(c) remains true and accurate;

(viii)Borrower shall have made other such deliveries as are necessary to satisfy Section 3.4(a);

(ix)the information in the Advance Certification shall be true and correct in all material respects;

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(x)if Administrative Agent has appointed a Custodian to hold the Custodian Deliverables, Custodian shall have received the Custodian Deliverables with respect to each Asset, and Custodian, if applicable, shall have issued and delivered to Administrative Agent a Custodian Certificate provided for in the applicable custodial agreement (without any exceptions thereon unless otherwise waived by Administrative Agent), all in form and substance acceptable to Administrative Agent; and

(xi)after the making of any Advance, all Concentration Targets with respect to the related portion of the applicable Portfolio are satisfied as of the date of such Advance.

By accepting each Advance, Borrower represents and warrants that the related Leases to be purchased with the proceeds of such Advance are Eligible Leases.

4.3Releases.

(a)Conditions to Release. Without the consent of Administrative Agent or any Lender, Borrower shall have the right at any time and from time to time after the Closing Date to withdraw or otherwise transfer from the Borrower Funding Account any amounts held in or credited to the Borrower Funding Account, free and clear of any and all Liens; provided that:

(i)the Draw Period has not expired and no Default, Event of Default, Cease Funding Event or Borrowing Base Shortfall exists immediately prior to the making of such Release or, after giving effect thereto, immediately after the making of such Release;

(ii)each Release shall be made solely to pay the purchase price for Leases purchased by Borrower pursuant to the Purchase and Sale Agreement, and each Lease as to which such Release is sought shall be an Eligible Lease;

(iii)the representations and warranties of each Loan Party contained in this Agreement, in the other Loan Documents and in any certificates delivered to Administrative Agent in connection with the Loan, shall be true and correct in all material respects on and as of the related Release Date and after giving effect to the Release on such Release Date, as though made on and as of such date (other than any representation and warranty that specifically relates to a specified prior date, in which case such representation and warranty shall be true and correct in all material respects on and as of such specified prior date); provided that, in each case, such materiality qualifier set forth herein shall not be applicable to any such representations and warranties that already are qualified or modified by Material Adverse Change, materiality or material adverse effect in the text thereof;

(iv)any Loan Party or any officer of such Loan Party with duties that are material to performance of such party’s under the Loan Documents, shall not have been indicted or under active investigation by the U.S. Attorney or any state Governmental Authority for, convicted of, or entered a plea of guilty or nolo contendere in respect of, any felony; and no other claim, investigation or litigation by any state or federal government entity is pending and which such Loan Party has notice of or, to any of their knowledge, is threatened, which would be reasonably expected to give rise to a Material Adverse Change, except as disclosed prior to closing and acceptable to Administrative Agent in its sole discretion;

(v)after the making of any Release, all Concentration Targets with respect to the related portion of the applicable Portfolio are satisfied as of the date of such Release; and

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(vi)no Material Adverse Change has occurred since the date of the most recently delivered audited financial statements of Aaron’s Parent and its consolidated Subsidiaries delivered pursuant to Section 6.1(g)(iii)(A) and no Material Adverse Change is currently existing.

Any acceptance of funds from the Borrower Funding Account for purchase of Leases pursuant hereto shall be deemed a representation and warranty by Borrower that the conditions set forth in clauses (i) through (vi) above have been satisfied and that the related Leases are Eligible Leases.

Section 5GENERAL REPRESENTATIONS AND WARRANTIES

Borrower hereby represents and warrants to Administrative Agent, on the Closing Date, on the date of each request for an Advance, on each Funding Date, on each Release Date, on each date on which any funds are released to Borrower from the Borrower Collection Account, and on each Remittance Date on which any funds are released to Borrower, as follows:

5.1Organization, Standing, Qualification. Borrower is a limited liability company duly created, validly existing, and in good standing under the laws of the State of Delaware and as a foreign entity under the laws of each jurisdiction in which the character or location of the properties owned by it or the business transacted by it required licensing and qualification and where the failure to have such required licensing and qualification would reasonably be expected to result in a Material Adverse Change. The execution, delivery and performance of its obligations under the Loan Documents to which it is a party are within Borrower’s purposes and powers under its limited liability company agreement and certificate of formation.

5.2Authorization, Enforceability, Etc.

(a)The execution and delivery by Borrower of each Loan Document to which it is a party, and the performance by Borrower of each Loan Document to which it is a party, in each case do not and will not (i) violate, conflict with or constitute a breach of, or constitute a default under, (x) any provision of Borrower’s limited liability company agreement or certificate of formation or (y) any agreement, statute, rule, regulation, order, writ, judgment, injunction, decree, determination, or award presently in effect to which Borrower is a party or is subject, or by which any of its assets are bound or affected which would reasonably be expected to result in a Material Adverse Change; (ii) result in, or require the creation or imposition of, any Lien upon or with respect to any asset of Borrower other than Liens in favor of Administrative Agent for the benefit of the Secured Parties and the Permitted Liens; or (iii) result in a breach of, or constitute a default by Borrower under, any indenture, loan, or credit agreement or any other agreement, document, instrument, or certificate to which Borrower is a party or subject or by which it or any of its assets are bound or affected, including but not limited to any loan from or agreement of any type with a third party lender.

(b)No approval, authorization, order, license, permit, franchise, or consent of, or registration, declaration, qualification, or filing with, any Governmental Authority or other Person is required in connection with the execution, delivery, and performance by Borrower of any of the Loan Documents to which it is a party in addition to those that have already been obtained.

(c)The execution and delivery by Borrower of each Loan Document to which it is a party, and the performance by Borrower of each Loan Document to which it is a party, in each case have been duly authorized by all necessary action on the part of Borrower.

(d)The Loan Documents to which it is a party constitute legal, valid, and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except

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as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other laws of general applicable effecting enforcements of creditors’ rights or general principles of equity.

(e)The execution and delivery of the Loan Documents, the taking of the actions required to be taken pursuant to Section 3.4, the filing of UCC financing statements with the secretary of state (or similar office) of the jurisdiction in which such Loan Party is organized, incorporated, formed or created, as the case may be, and the other Loan Documents create in favor of Administrative Agent for the benefit of the Secured Parties Priority Liens in and on all of the Collateral. The Collateral secures the full payment and performance of the Obligations.

(f)The grant of the security interests described herein by Borrower in favor of Administrative Agent has not adversely affected and will not adversely affect in any material respect the validity or enforceability of the obligations of the respective makers of the Leases hereunder or pursuant to any related documents or instruments.

5.3Financial Statements and Business Condition. The Financial Statements of Aaron’s Parent and its consolidated subsidiaries fairly present the respective financial conditions and results of operations of Aaron’s Parent and its consolidated subsidiaries as of the date or dates thereof and for the periods covered thereby subject to, in the case of the Financial Statements other than the annual Financial Statements, normal year-end audit adjustments and the absence of footnotes. There are no material liabilities, direct or indirect, fixed or contingent, of Aaron’s Parent and its consolidated Subsidiaries as of the dates of such applicable Financial Statements that (i) are required by GAAP to be reflected on such Financial Statements and (ii) are not reflected therein or in the notes thereto that have not otherwise been disclosed to Administrative Agent in writing. There have been no material adverse changes in the respective financial conditions of Aaron’s Parent and its consolidated Subsidiaries from the financial conditions shown in their respective applicable Financial Statements.

5.4Taxes. Borrower (a) has paid in full all material ad valorem Taxes and other Taxes and assessments levied against its properties which are due and payable, and Borrower knows of no basis for any additional Taxes or assessments against its properties or Collateral; and (b) has filed all material Tax returns required to have been filed by it with any taxing authority and has paid or will pay, prior to delinquency, all Taxes shown to be due and payable on such returns, including interest and penalties, and all other Taxes that are payable by it; except, in each case with respect to clauses (a) and (b) immediately above, those (i) that are being contested in good faith by appropriate proceedings timely instituted and diligently conducted and for which such Person has set aside adequate reserves, if any, on its financial statements in accordance with GAAP and (ii) where failure to file or pay could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Change. No Tax audit is pending or threatened with respect to Borrower.

5.5Title to Collateral and Other Properties; Prior Liens.

(a)Borrower has good and marketable beneficial title to all of the Collateral pledged by it, including but not limited to all interest of Borrower under the Leases pledged as Collateral, together with all rights, properties, and benefits appurtenant or related thereto, free and clear of all Liens, security interests, charges, or other encumbrances against all or any portion of the Collateral, except for Permitted Liens.

(b)No financing statement or other instrument similar in effect covering all or any portion of the Collateral, is on file in any filing or recording office, except such as may have been filed or

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recorded in favor of the Borrower or in favor of the Administrative Agent, for the benefit of the Secured Parties.

(c)Other than the security interest in the Collateral granted to Administrative Agent, for the benefit of the Secured Parties, Borrower has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral.

(d)Borrower has not authorized the filing of and is not aware of any financing statements filed against Borrower that include a description of collateral covering any portion of the Collateral other than any financing statement relating to the Liens granted in favor of Administrative Agent, for the benefit of the Secured Parties, pursuant to the applicable Loan Documents. Borrower is not aware of any judgment or tax lien filings against Borrower.

(e)The Purchase and Sale Agreement is effective to create, as collateral security for the obligations of the related Seller party thereto to Borrower thereunder, in the event that the transactions contemplated by such Purchase and Sale Agreement are construed to be financings by Borrower to such Seller, a valid, enforceable and continuing Lien on or ownership interest in the related Assets in favor of Borrower.

(f)This Agreement is effective to create, as collateral security for the Obligations, a valid, enforceable and continuing Priority Lien on the Collateral in favor of Administrative Agent, for the benefit of the Secured Parties.

(g)The Lien created pursuant to this Agreement (i) upon the filing of a UCC-1 financing statement with the Secretary of State of the State of Delaware and delivery of all applicable Account Control Agreements, constitutes a perfected security interest in the Collateral in favor of Administrative Agent, for the benefit of the Secured Parties, and (ii) is prior to all other Liens of all other Persons that may be perfected by filing a financing statement under Article 9 of the Uniform Commercial Code. The Collateral secures the full payment and performance of the Obligations.

(h)Upon delivery of the Portfolio Documents evidencing the Leases to the Custodian in accordance with Section 3.4 (but subject to the limitations set forth therein), to the extent a security interest therein may be perfected by possession under Article 9 of the Uniform Commercial Code, the Lien created pursuant to this Agreement will constitute a perfected security interest in the related Leases so delivered in favor of Administrative Agent, for the benefit of the Secured Parties, which Lien will be prior to all other Liens of all other Persons that may be perfected by possession of such Leases under Article 9 of the Uniform Commercial Code and which Lien is enforceable as such as against all other Persons.

(i)All financing statements and continuation statements and amendments thereto, if any, have been filed that are necessary to continue and maintain the perfection of the first priority security interest of Administrative Agent, for the benefit of the Secured Parties, in the Collateral and their proceeds.

5.6Subsidiaries, Affiliates, and Capital Structure.

(a)As of the Closing Date, Borrower has no Subsidiaries.

(b)100% of the aggregate voting power and economic interests represented by the issued and outstanding Equity Interests of Aaron’s Parent (after giving effect to the Polo Acquisition and as determined on a fully diluted basis) is owned, directly legally and beneficially, by Holdings, and there

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are no outstanding warrants, options or other rights to acquire any such beneficial or other ownership interest.

(c)100% of the aggregate voting power and economic interests represented by the issued and outstanding Equity Interests of Parent (as determined on a fully diluted basis) is owned, directly legally and beneficially, by Aaron’s Parent, and there are no outstanding warrants, options or other rights to acquire any such beneficial or other ownership interest.

(d)100% of the aggregate voting power and economic interests represented by the issued and outstanding Equity Interests of SPE Holdco (as determined on a fully diluted basis) is owned, directly or indirectly, legally and beneficially, by Parent, free and clear of any Liens (other than Liens in favor of Acquisition Term Loan Agent for the benefit of the applicable secured parties pursuant to the Acquisition Term Loan Documents), and there are no outstanding warrants, options or other rights to acquire any such beneficial or other ownership interest.

(e)100% of the aggregate voting power and economic interests represented by the issued and outstanding Equity Interests of Borrower (as determined on a fully diluted basis) is owned, directly, legally and beneficially, by SPE Holdco, free and clear of any Liens (other than Liens in favor of Administrative Agent for the benefit of the Secured Parties pursuant to the applicable Loan Documents), and there are no outstanding warrants, options or other rights to acquire any such beneficial or other ownership interest.

(f)Except as otherwise disclosed to Administrative Agent on Schedule 5.6(b), to Borrower’s knowledge, no Affiliate of Borrower is a party to any proxies, voting trusts, shareholder agreements, or similar arrangements, pursuant to which voting authority, rights, or discretion with respect to Borrower or SPE Holdco is vested in any other Person.

(g)Borrower is not a party to any agreement other than the Loan Documents, the Purchased Assets and the other documents contemplated hereunder.

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5.7Transactions with Affiliates. Except as disclosed in Schedule 5.7, no Affiliate, director, manager, officer, employee or member of Borrower, or member of the family of any such Person, or any corporation, partnership, trust or other entity in which any such Person or any member of the family of any such Person has a substantial interest or is an officer, director, trustee, partner or holder of more than five percent (5%) of the outstanding Equity Interests thereof is a party to any transaction with Borrower, including any contract, agreement or other arrangement providing for the employment of, furnishing of services by, rental of real or personal property from or otherwise requiring payments to any such Person or firm, other than (i) the transactions contemplated by the Loan Documents and the Specified Polo Financing Documents and (ii) any such transactions that are on fair and reasonable terms substantially as favorable to Borrower as would be obtainable by Borrower at the time in a comparable arm’s length transaction with a Person other than an Affiliate; provided that, in the case of this clause (ii), Borrower shall have disclosed such transaction in writing to Administrative Agent and the Lenders and Administrative Agent has not objected to such transaction within thirty (30) days after receiving such notice from Borrower.

5.8Litigation, Proceedings, Etc. Except as disclosed on Schedule 5.8, there are no actions, litigation, suits, proceedings, orders, judgments or injunctions pending of which Borrower has notice, or to Borrower’s knowledge threatened in writing, against or affecting Borrower, its Affiliates, any other Loan Party, any Servicer or the Collateral, at law or in equity, or before or by any Governmental Authority or other tribunal, which (a) could reasonably be expected to result in a Material Adverse Change; or (b) purport to affect or pertain to any Loan Document, or any of the transactions contemplated thereby. Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or would reasonably be expected to result in, a Material Adverse Change.

5.9Licenses, Permits, Etc. Borrower possesses and will at all times continue to possess all requisite franchises, certificates of convenience and necessity, operating rights, approvals, licenses, permits, consents, authorizations, exemptions, and orders as are reasonably necessary or appropriate to carry on its business as it is now being conducted, without any known conflict with the rights of others and, with respect to Borrower and the Collateral, in each case subject to no mortgage, pledge, Lien, lease, encumbrance, charge, security interest, title retention agreement, or option other than the Permitted Liens, except, in each case, where failure to do so could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Change. All such franchises, certificates of convenience and necessity, operating rights, approvals, licenses, permits, consents, authorizations, exemptions, and orders are presently in full force and effect, and, to the best of Borrower’s knowledge, there is no action currently pending or threatened effort to revoke or modify any of them, except, in each case, could not reasonably be expected to have a Material Adverse Change.

5.10Full Disclosure. ALL INFORMATION, EXHIBITS, WRITTEN REPORTS AND SCHEDULES FURNISHED BY OR ON BEHALF OF BORROWER, ANY OTHER LOAN PARTY OR ANY SERVICER TO ADMINISTRATIVE AGENT OR ANY LENDER IN CONNECTION WITH THE LOAN, OR ANY LEASE OR THE COLLATERAL, AND ALL REPRESENTATIONS AND STATEMENTS MADE BY BORROWER OR ANY LOAN PARTY IN ANY LOAN DOCUMENT, IN EACH CASE TAKEN AS A WHOLE, DOES NOT CONTAIN ANY MATERIAL MISSTATEMENT OF FACT OR OMIT THE STATEMENT OF A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS CONTAINED HEREIN OR THEREIN NOT MISLEADING IN LIGHT OF THE CIRCUMSTANCES IN WHICH IT WAS MADE; PROVIDED THAT, WITH RESPECT TO PROJECTED FINANCIAL INFORMATION, BORROWER REPRESENTS AND WARRANTS ONLY THAT SUCH PROJECTED FINANCIAL INFORMATION WAS PREPARED IN GOOD FAITH BASED UPON ASSUMPTIONS BELIEVED TO BE REASONABLE AT THE TIME MADE.

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5.11Use of Proceeds/Margin Stock.

(a)None of the proceeds of the Loan will be used to purchase or carry any “margin stock” (as defined under Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time), and no portion of the proceeds of the Loan will be extended to others for the purpose of purchasing or carrying margin stock. None of the transactions contemplated in this Agreement (including, without limitation, the use of the proceeds from the Loan) will violate or result in the violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 11.

(b)The proceeds of each Advance shall be used solely for the purposes set forth in in and permitted by Section 6.1(w).

(c)The proceeds of each Release shall be used solely for the purposes set forth in in and permitted by Section 6.1(w).

5.12No Default or Event of Default; No Breach or Violation of Other Arrangements. No Default, Event of Default, Backup Servicing Trigger Event or Cease Funding Event has occurred and is continuing and there is no breach or violation in any material respect of any document, contract, agreement, trust agreement, or other instrument to which any Loan Party is a party or by which it may be bound, which could reasonably be expected to cause a Material Adverse Change.

5.13Restrictions on Borrower. Subject to Section 6.3, Borrower is not a party to any contract or agreement, or subject to any Lien, charge, or restriction that materially and adversely affects its business. Borrower will not be, on or after the date hereof, a party to any contract or agreement that restricts its right or ability to incur indebtedness other than the Loan Documents and neither Borrower nor, to Borrower’s knowledge, any other Loan Party shall be party to a contract or agreement that prohibits Borrower’s or such Loan Party’s execution and delivery of, or compliance with the terms of, this Agreement or the other Loan Documents. Borrower has not agreed or consented to cause or permit in the future (upon the happening of any contingency or otherwise) any of the Collateral, whether now owned or hereafter acquired, to be subject to a Lien except in favor of Administrative Agent as provided hereunder and the Permitted Liens.

5.14Broker’s Fees. None of Borrower or, to Borrower’s knowledge, any other Loan Party has made any commitment or taken any action that could result in a claim for any broker’s, finder’s, or other similar fees or commissions with respect to the Loan as contemplated by this Agreement.

5.15Legal Compliance. Borrower and, to Borrower’s knowledge, each other Loan Party:

(a)has each, in all material respects, complied in all fully with all Applicable Laws and Servicing Provision in connection with the Collateral; and

(b)each Lease pledged by Borrower as Collateral complies in all material respects with all Applicable Laws, now or hereafter in effect, in each case with respect to clauses (a) and (b) above, including, but not limited to the following, if and as applicable:

(i)all applicable state licensing laws;

(ii)all applicable trade practices, home and telephone solicitation, sweepstakes, lottery, and other consumer protection laws;

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(iii)the federal postal laws;

(iv)the FTC Privacy Act and all other applicable legal requirements relating to privacy and protection of information that identifies or can be used to identify individuals;

(v)the Electronic Signatures in Global and National Commerce Act and any other Applicable Laws relating to the electronic execution of documents and instruments;

(vi)the Electronic Funds Transfer Act;

(vii)the Uniform Electronic Transactions Act;

(viii)servicing; disclosures, information security and privacy and regulations;

(ix)the Patriot Act;

(x)the Office of Foreign Asset Controls’ rules and regulations;

(xi)United States Foreign Corrupt Practices Act of 1977, as amended, and any other laws, rules and regulations concerning or relating to bribery or corruption; (xxv) the Bribery Act of 2010;

(xii)the Data Protection Act of 1998; and

(xiii)all amendments to and rules and regulations promulgated under the foregoing.

As applicable, (i) Borrower’s acquisition and Servicers’ servicing of the Leases, (ii) each Seller’s initiation or servicing of Leases, (iii) any other Person servicing Leases, and (iv) each Seller’s sale of Leases, in each case with respect to clauses (i)-(iv) above, are in compliance in all material respects with all Applicable Laws. Except as set forth on Schedule 5.15 and except for Routine Inquires, there are no pending inquiries or investigations from the Federal Trade Commission, U.S. Department of Justice, State Attorney General or other governmental authority in connection with each of Borrower or, to Borrower’s knowledge, any other Loan Party regarding the marketing, servicing, sale or initiation of Leases that (A) could reasonably be expected to result in a Material Adverse Change or (B) purport to affect or pertain to any Loan Document, or any of the transactions contemplated thereby. Each of Borrower and, to Borrower’s knowledge, each other Loan Party possesses or has the right to use all franchises, licenses, registrations and other rights as are material and necessary for the conduct of its business as now conducted by it and as presently contemplated to be conducted by it after the date hereof, with no known material conflict with the rights of others. Without limiting the generality of the foregoing, each of Borrower and, to Borrower’s knowledge, each other Loan Party possesses or has the right to use all franchises, licenses, registrations, permits, consents, approvals and other rights, and has made all filings, as are material and necessary in connection with the initiation and servicing of Leases as now conducted by it and as presently contemplated to be conducted by it after the date hereof (including, without limitation, under the terms of the Servicing Agreement). No event has occurred that permits or, to the best knowledge of Borrower, after notice or the lapse of time or both, could reasonably be expected to permit, the revocation or termination of any such franchise, license, registration or other right.

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5.16Deferred Compensation Plans.

(a)Compliance with ERISA Generally. Borrower and each ERISA Affiliate are in compliance with the applicable provisions of ERISA, the Code and other federal or state Law with respect to each Plan, and each Plan which is intended to qualify under subsection 401(a) of the Code has received a favorable determination letter from the IRS and nothing has occurred that would cause the loss of such qualification, in each case, except as could not reasonably be expected to have a Material Adverse Change. Borrower and each ERISA Affiliate have made all required contributions to any Pension Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Pension Plan, in each case, except as could not reasonably be expected to have a Material Adverse Change.

(b)No Actions. (i) There are no pending or, to the best knowledge of Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Change; and (ii) there has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Benefit Plan that has resulted or could reasonably be expected to result in a Material Adverse Change.

(c)Certain Events. (i) Except as could not reasonably be expected to result in a Material Adverse Change, no ERISA Event has occurred or is reasonably expected to occur and neither Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069(a) or 4212(c) of ERISA; (ii) no event or circumstance has occurred or exists that, if such event or circumstance had occurred or arisen after the Closing Date, would create an Event of Default under Section 7.18; and (iii) the assets of Borrower do not constitute “plan assets” of any Benefit Plan, within the meaning of the Plan Asset Regulation.

5.17Labor Relations. Borrower does not have, and at all times shall have no, employees.

5.18Investment Company.

(a)None of Borrower or any Person controlling Borrower is required to be registered as an “investment company” under the Investment Company Act of 1940, as amended.

(b)Borrower is not a “covered fund” under Section 13 of the U.S. Bank Holding Company Act of 1956, as amended, and the applicable rules and regulations thereunder (the “Volcker Rule”).

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5.19Anti-Corruption Laws and Sanctions. Borrower has implemented and maintains in effect policies and procedures reasonably designed to ensure compliance by Borrower and its directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and Borrower, its Subsidiaries and, to the knowledge of Borrower, their respective officers, directors, employees and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) Borrower or, to the knowledge of Borrower, any of its directors, officers or employees, or (b) to the knowledge of Borrower, any agent of Borrower that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person.

5.20Reliance by Administrative Agent. All representations, warranties, covenants, and agreements made herein or in any certificate or other document delivered to Administrative Agent or any Lender by or on behalf of Borrower, any other Loan Party and any Servicer, pursuant to or in connection with this Agreement or any other Loan Document, shall be deemed to have been relied upon by Administrative Agent and the Lenders and shall survive the making of any Advances and payments contemplated hereby.

5.21Form of Portfolio Documents. The Portfolio Documents corresponding to all Leases are substantially in the form of those previously delivered to Administrative Agent and its regulatory counsel.

5.22Solvency. Borrower has determined as of the date hereof and by virtue of its entering into the transactions contemplated hereby, that its incurrence of liability hereunder or contemplated hereby and its giving of ratification of this Agreement and in respect of this Agreement and the other Loan Documents (i) is in its own best interest and (ii) is Solvent.

5.23No Other Business. Since its creation, Borrower has engaged in no business activities except negotiation and performance of the transactions contemplated by the Loan Documents.

5.24Eligible Leases.

(a)With respect to each Lease that has been purchased by Borrower with the proceeds of an Advance or a Release, or which is otherwise comprising a portion of the Borrowing Base, such Lease constitutes an Eligible Lease (i) on the date of the related Advance or Release and (ii) on each date as of which such Lease is included in the Borrowing Base.

(b)With respect to each Lease that has been purchased by Borrower from the applicable Seller, Borrower and such Seller have each recorded in their books and records that such sale and purchase is a bona fide true sale of such Lease and that Borrower is the true and lawful owner thereof.

(c)All Leases pledged as Collateral are represented by one hundred percent (100%) ownership interests in such Leases.

(d)With respect to the Purchase and Sale Agreement:

(i)Borrower has furnished to Administrative Agent a true, correct and complete copy of such Purchase and Sale Agreement;

(ii)such Purchase and Sale Agreement is the only agreement pursuant to which Borrower acquires or purchases Leases;

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(iii)such Purchase and Sale Agreement sets forth the full and complete agreement between the parties thereto with respect to the subject matter thereof, is in full force and effect, and constitutes the valid, legal and binding obligation of Borrower and the other Persons party thereto, enforceable against Borrower and all such other Persons in accordance with its respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other laws of general applicable effecting enforcements of creditors’ rights or general principles of equity;

(iv)there exists no material default under such Purchase and Sale Agreement by any party thereto, and no condition exists which, with the giving of notice or the passage of time, or both, will constitute a material default under such Purchase and Sale Agreement;

(v)Borrower has not sold, conveyed, assigned, pledged, encumbered, hypothecated or otherwise transferred any of its rights under such Purchase and Sale Agreement to any Person other than to Administrative Agent pursuant hereto; and

(vi)such Purchase and Sale Agreement has not been amended, restated, supplemented or modified without the prior written consent of Administrative Agent and the Required Lenders.

5.25Data Protection. Except for such matters as have been disclosed in writing to the Administrative Agent and that would not reasonably be expected to cause a Material Adverse Change:

(a)Each of Borrower and, to Borrower’s knowledge, each other Loan Party is in compliance in all material respects with all Data Requirements, and, in particular, all consents necessary under Privacy Laws are in place to permit: (i) such Person to share such personal information with any other Loan Party or Administrative Agent, and (ii) it to use and disclose such personal information for the purposes intended hereby, under the Servicing Agreement.

(b)Borrower has not, and, to Borrower’s knowledge, no other Loan Party has received from any Person or been required to give to any Person any notice, regarding any offense or alleged offense under Data Requirements, including any incident concerning or affecting Customer Data which gives rise to an obligation under Privacy Laws to notify a regulator.

(c)Neither Borrower nor, to Borrower’s knowledge, any other Loan Party has experienced loss or theft of any Customer Data, or accidental or unauthorized disclosure or access to Customer Data, including any unauthorized intrusions or security breaches of any IT asset which is owned or leased by it, in which Customer Data or other sensitive or confidential information (in each case, in its control or possession) was stolen or improperly accessed, used, or disclosed.

(d)Neither Borrower nor, to Borrower’s knowledge, any other Loan Party has received notice from any of its suppliers of IT assets that are not owned or leased by the it that any Customer Data or other sensitive or confidential information (in each case, in its control or possession) was stolen or improperly accessed, used, or disclosed.

5.26Specified Collection Accounts.

(a)Schedule R (as such Schedule may be amended or modified from time to time upon notice to Administrative Agent and the Lenders) sets forth a true, correct and complete list of all

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Specified Collection Accounts; and all Specified Collection Accounts are subject to the Specified Collection Accounts Documents.

(b)With respect to each Specified Collection Accounts Document:

(i)Borrower has furnished to Administrative Agent a true, correct and complete copy of such document;

(ii)such document sets forth the full and complete agreement between the parties thereto with respect to the subject matter thereof, is in full force and effect, and constitutes the valid, legal and binding obligation of Borrower and the other Persons party thereto, enforceable against Borrower and all such other Persons in accordance with its respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other laws of general applicable effecting enforcements of creditors’ rights or general principles of equity;

(iii)there exists no material default under such document by any party thereto, and no condition exists which, with the giving of notice or the passage of time, or both, will constitute a material default under such document;

(iv)Borrower has not sold, conveyed, assigned, pledged, encumbered, hypothecated or otherwise transferred any of its rights under such document to any Person other than to Administrative Agent pursuant hereto; and

(v)such document has not been amended, restated, supplemented or modified without the prior written consent of Administrative Agent and the Required Lenders.

5.27Flow of Funds. The Flow of Funds is true and correct in all respects.

Section 6COVENANTS

6.1Affirmative Covenants. Until the Discharge of Secured Obligations has occurred, Borrower hereby covenants and agrees with Administrative Agent and the Lenders as follows:

(a)Payment and Performance of Obligations; Performance Under Loan Documents. Borrower shall repay all of the Loan and all related amounts when and as the same become due and payable, and Borrower shall strictly observe, pay and perform all of the Obligations, including, without limitation, all covenants, agreements, terms, conditions, and limitations contained in the Loan Documents, and will do all things necessary that are not prohibited by law to prevent the occurrence of any Default or Event of Default hereunder; and Borrower will maintain an office or agency in the State of Delaware where notices, presentations, and demands in respect of the Loan Documents may be made upon Borrower, unless previously consented to by Administrative Agent and the Required Lenders. Without limiting the foregoing, Borrower shall be responsible for, and shall fully and completely perform and discharge, the obligations Borrower now has or hereafter may have under or with respect to any Loan Document punctually as and when due, in accordance with the terms thereof.

(b)Maintenance of Existence; Qualification and Compliance with Law. It shall at all times (i) maintain its legal existence; (ii) maintain its qualification, where required, to transact business and good standing in the State of Delaware and, except to the extent the failure to qualify could not reasonably be expected to cause a Material Adverse Change, in any other jurisdiction in which it conducts business; and (iii) comply or cause its compliance in all material respects with all Applicable Laws except in such instances in which (a) such requirement of Applicable Law is being contested in

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good faith by appropriate proceedings timely instituted and diligently conducted; or (b) the failure to comply therewith could not reasonably be expected to cause a Material Adverse Change.

(c)Maintenance of Insurance. It shall maintain, with financially sound and reputable insurance companies not Affiliates of any Loan Party, property and casualty insurance (including hazard insurance where customary) with respect to its properties and businesses against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (after giving effect to any self-insurance compatible with the following standards) as are customarily carried under similar circumstances by such other Persons, in each case naming Administrative Agent as an additional insured or loss payee.

(d)Maintenance of Collateral. Promptly upon the written request by Administrative Agent, it shall take such further acts (including the acknowledgement, execution, delivery, recordation, filing and registering of documents) as may reasonably be required from time to time to: (a) carry out more effectively the purposes of this Agreement or any other Loan Document; (b) subject to the Liens created by any of the Loan Documents any of the properties, rights or interests covered by any of the Loan Documents or any other properties, rights or interests (including real property) acquired by it following the Closing Date; (c) perfect and maintain the validity, effectiveness and priority of the Liens created or intended to be created by any of the Loan Documents; and (d) better assure, convey, grant, assign, transfer, preserve, protect and confirm to Administrative Agent the rights, remedies and privileges existing or granted or now or hereafter intended to be granted to such Persons under any Loan Document or other document executed in connection therewith.

(e)Payment of Taxes and Claims. It shall pay and discharge prior to delinquency all material Tax liabilities, assessments and governmental charges or levies upon its properties, unless the same are being contested in good faith by appropriate proceedings timely instituted and diligently conducted by it and it has set aside adequate reserves, if any, on its financial statements in accordance with GAAP.

(f)Inspections.

(i)Generally. It shall, at any time and from time to time, during normal business hours and, upon reasonable notice of not less than three (3) Business Days (provided that, if a Default or Event of Default has occurred and is continuing, no such notice shall be required), permit Administrative Agent (and its agents and representatives), Backup Servicer (and its agents and representatives) and/or the Required Lenders (and their respective agents and representatives) to, on an individual basis and at its expense, inspect any Collateral and all Books and Records related thereto, or any of its business locations, including, but not limited to, all documents, bank statements, and other records within its possession, custody, or control, and to examine and make copies and abstracts thereof; and to discuss its affairs, finances, and accounts with any of their officers, employees, Affiliates, contractors, or independent certified public accountants (and by this provision, it authorizes said accountants to discuss with Administrative Agent, Backup Servicer and the Required Lenders, and their respective agents or representatives, its affairs, finances, and accounts). Without limiting the generality of the foregoing, Administrative Agent, Backup Servicer and the Required Lenders shall have the right to make such investigations as Administrative Agent, Backup Servicer and the Required Lenders may deem appropriate, in their sole discretion, in connection with its review of any Lease. It shall make available to Administrative Agent, Backup Servicer and the Required Lenders all information in its custody, possession, or control or to which it may have access with respect to any Lease-Merchandise Lessee with respect to any Lease pledged as Collateral as Administrative Agent may request. Unless not required by Administrative Agent, Backup Servicer and the Required Lenders, it agrees to meet with Administrative Agent, Backup Servicer and the Lenders (A) once per year in person and (B) on a quarterly basis by

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teleconference, and Borrower agrees to provide Administrative Agent, Backup Servicer and each Lender with written notice of the date and time of each such quarterly meeting or teleconference.

(ii)Compliance Review; Field Examinations. It acknowledges and agrees that Administrative Agent, Backup Servicer and/or the Required Lenders may themselves, or engage a third party to, perform auditing of compliance with the Lease Decisioning Guidelines and Applicable Laws (a “Compliance Review”) and it agrees that it shall bear the reasonable cost of (and any reasonable expenses associates therewith) these services once per calendar year (or, if any Event of Default exists, once per calendar quarter); provided, however, that the fees, costs and expenses for such Compliance Reviews shall not exceed $150,000 for any calendar year (excluding any fees, costs and expenses of Field Examinations) except that if an Event of Default exists, no such cap shall apply. It acknowledges and agrees that Administrative Agent, Backup Servicer and/or the Required Lenders may engage a third party to inspect any Collateral and all Books and Records related thereto, or any of its business locations, including, but not limited to, all documents, bank statements, and other records within its possession, custody, or control, and to examine and make copies and abstracts thereof (a “Field Examination”) and it agrees that it shall bear the reasonable cost of (and any reasonable expenses associated therewith) these services twice per calendar year (or, if any Event of Default exists, once per calendar quarter); provided, however, that the fees, costs and expenses for such Field Examinations shall not exceed $200,000 for any calendar year (excluding any fees, costs and expenses of Compliance Reviews) except that if an Event of Default exists, no such cap shall apply; provided, further, that Administrative Agent, Backup Servicer and/or the Required Lenders may conduct up to two more Field Examinations per year (no more frequent than once per Fiscal Quarter) at their sole cost and expense. Borrower shall provide reasonable store access during the fourth quarter of 2024, and reasonable store access in the first quarter of 2025 (and, in each case, shall use commercially reasonable efforts to provide all information and materials requested within four weeks following receipt of such request) to allow a Field Examination to be conducted following the Closing Date, with a cutoff date of November 30, 2024, and for a report to be delivered to Administrative Agent and the Lenders detailing the results thereof by February 28, 2025 (it being agreed that as long as Borrower provides such access it shall not be in breach hereof if such report is not delivered by such date). If and to the extent that any such Field Examination identifies any deficiencies in compliance that Administrative Agent or the Required Lenders determine to be material in their Permitted Discretion, then Borrower shall deliver a written plan of remediation reasonably satisfactory to Administrative Agent and the Required Lenders no later than ninety (90) days following notice of such determination. Borrower shall comply with such plan of remediation in all material respects in accordance with the time frames set forth therein.

(iii)Ongoing Inquiries. In addition to the foregoing, in the event that Administrative Agent, Backup Servicer and/or the Required Lenders desire any information concerning any Loan Party or any of their respective business, credit practices and compliance with applicable loan and loss mitigation guidelines, it shall, and shall require pursuant to the Servicing Agreement or the Purchase and Sale Agreement that such Loan Party shall use commercially reasonable efforts to assist Administrative Agent and the Required Lenders with such inquiries. Administrative Agent acknowledges and agrees that, such inspection activities by it or any of its Affiliates shall be coordinated to avoid duplication, and it shall not be required to reimburse for duplicate expenditures.

(g)Reporting Requirements. It shall, and shall require pursuant to the Servicing Agreement that each Servicer, as applicable, furnish (or cause to be furnished, as the case may be) to Administrative Agent and each Lender, in each case certified in writing by it and such Servicer, as applicable, as true and correct in all material respects, the following items in form and substance acceptable to Administrative Agent, as appropriate:

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(i)Collateral Reports.

(A)Weekly Remittance Reports. No later than 11:00 a.m. (New York City time), two (2) calendar days prior to each Remittance Date (if such date is not a Business Day, one (1) Business Day prior to such Remittance Date), in form and substance acceptable to Administrative Agent in its Permitted Discretion, a weekly remittance report showing all Collections and proposed distributions under Section 2.6(b) and setting forth the applicable information as described in the form attached as Schedule N.

(B)Monthly Transaction File; Monthly Servicing Report. As soon as available and in any event no later than the fifteenth (15th) day after the end of each calendar month, in form and substance acceptable to Administrative Agent in its Permitted Discretion, a monthly report setting forth the applicable information for each of the data fields described in Schedule O (Monthly Transaction File), together with a Monthly Servicing Report setting forth the information identified on Exhibit H-1 (Form of Monthly Servicing Report) and such other information in respect of the Purchased Assets as may be requested by Administrative Agent in its Permitted Discretion, including receivable and Loan balance roll-forward calculations, receivable aging summary, and a calculation of Borrower’s compliance with the Concentration Targets.

(C)Monthly Bank Statements/Reconciliations. As soon as available and in any event within thirty (30) calendar days after the end of each calendar month in form and substance acceptable to Administrative Agent in its Permitted Discretion, a copy of the bank statement for, and a bank reconciliation of, (1) the Borrower Collection Account, (2) the Borrower Funding Account, (3) each of its other Deposit Accounts, (4) each of its other Securities Accounts and (5) each Specified Collection Account.

(ii)[Reserved].

(iii)Annual Financial Reports; Quarterly Financial Statements and Monthly Financial Statements.

(A)Annual Financial Reports. As soon as available, but in any event:

(1)within one hundred twenty (120) days after the end of each Fiscal Year of Aaron’s Parent:

(A)a consolidated balance sheet of Aaron’s Parent and its consolidated subsidiaries as at the end of such Fiscal Year, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such Fiscal Year, setting forth, in each case in comparative form, the figures for the previous Fiscal Year, all in reasonable detail and prepared in accordance with GAAP and certified by the chief financial officer of Aaron’s Parent as fairly presenting in all material respects the financial condition, results of operations, shareholders’ equity and cash flows of Aaron’s Parent and its consolidated subsidiaries as at the end of such Fiscal Year and for the period covered thereby, in accordance with GAAP; and

provided, that such consolidated financial statements referred to in clause (A) immediately above shall be audited and accompanied by a report and opinion of an Accounting Firm, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any

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“going concern” or like qualification or exception or any qualification or exception as to the scope of such audit.

(B)Fiscal Quarters Financial Reports. As soon as available, but in any event within sixty (60) days (or in the case of the Fiscal Quarter ending September 30, 2024, 75 days) after the end of each Fiscal Quarter of each Fiscal Year of Aaron’s Parent, commencing with the Fiscal Quarter ending on September 30, 2024:

(1)a consolidated balance sheet of Aaron’s Parent and its consolidated subsidiaries as at the end of such Fiscal Quarter, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for the portion of its Fiscal Year then ended, setting forth, in each case in comparative form, the figures for the corresponding portion of the previous Fiscal Year, all in reasonable detail, such consolidated statements to be internally prepared and certified by the chief financial officer of Aaron’s Parent as fairly presenting in all material respects the financial condition, results of operations, shareholders’ equity and cash flows of Aaron’s Parent and its consolidated subsidiaries as at the end of such Fiscal Quarter and for the period covered thereby, in accordance with GAAP, subject only to normal year end audit adjustments and the absence of footnotes.

(C)Monthly Financial Reports. As soon as available, but in any event no later than the earlier to occur of (i) forty five (45) days (or in the case of the calendar months ending October 31, 2024, November 30, 2024 and December 31, 2024, sixty (60) days) after the end of each calendar month of each Fiscal Year of Aaron’s Parent and (ii) the date on which monthly financial statements are provided to the Inventory ABL Facility Agent under the Inventory ABL Facility Loan Agreement, commencing with the calendar month ending on January 31, 2025:

(1)a consolidated balance sheet of Aaron’s Parent and its consolidated subsidiaries as at the end of such calendar month, and the related consolidated statements of income or operations, cash flows, together with segmented balance sheets and statements of income or operations, of Aaron’s Parent and its consolidated subsidiaries (which shall be segmented in a manner consistent with the financial statements delivered to the Administrative Agent prior to the Closing Date for the interim period ended July 31, 2024), for such calendar month, and for the portion of Aaron’s Parent’s Fiscal Year then ended, setting forth in each case in comparative form the figures for (x) such period set forth in the projections delivered pursuant to Section 6.1(g)(xvii) hereof, (y) the corresponding calendar month of the previous Fiscal Year and (z) the corresponding portion of the previous Fiscal Year, all in reasonable detail, such financial statements to be internally prepared and certified by the chief financial officer or other responsible officer of Aaron’s Parent as fairly presenting in all material respects the financial condition, results of operations and cash flows of Aaron’s Parent and its consolidated subsidiaries as of the end of such calendar month, in accordance with GAAP or sound accounting principles consistent with the Borrower’s historical practices or otherwise reasonably acceptable to the Administrative Agent and applied on a consistent basis throughout the period involved.

(iv)Audit Reports. Promptly upon receipt thereof, a copy of each other report submitted to it by independent public accountants or other Persons in connection with any annual, interim, or special audit made by them of its books.

(v)Notice of Default or Event of Default or Backup Servicing Trigger Event or Cease Funding Event. Promptly upon becoming aware of the existence of any condition or event that constitutes a Default, an Event of Default, a Backup Servicing Trigger Event or a Cease Funding Event hereunder or pursuant to any of the other Loan Documents, a written notice specifying the nature and period of existence thereof and the actions Borrower is taking or proposes to take with respect thereto.

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(vi)Compliance Certificate. The Financial Statements or reports delivered pursuant to each of Sections 6.1(g)(i) and 6.1(g)(iii) shall be accompanied by a Compliance Certificate signed by the chief financial officer of each of Borrower and Parent, which Compliance Certificate shall include (A) detailed calculations demonstrating whether or not an Event of Default under Section 7.19 (Financial Covenants) has occurred, and supporting documents and information in respect thereof, (B) detailed calculations demonstrating whether or not a Level 1 Portfolio Trigger Event or a Level 2 Portfolio Trigger Event exists, and supporting documents, reports, calculation and information in respect thereof, and (C) such other matters as set forth in the Compliance Certificate.

(vii)Material Adverse Developments. Promptly upon becoming aware of any pending claim, action, proceeding, litigation, development, or any other information (including a Regulatory Action) and any change in circumstance with respect to any of the foregoing, that would result in a Material Adverse Change with respect to it, any other Loan Party or all or any portion of the Collateral, including, but not limited to, its ability or any other Loan Party to perform its Obligations hereunder, it shall provide Administrative Agent and the Lenders prompt notice thereof, specifying the nature of such development or information and the anticipated effect thereof.

(viii)Deposit Accounts, Other Accounts and Investment Property. Subject to Section 6.2(l), it shall notify Administrative Agent and the Lenders periodically (and, in no event less frequently than once each calendar quarter) of any new Deposit Accounts, Securities Accounts, money market accounts or any similar accounts established or acquired by it.

(ix)Ownership Change; Other Information. It shall promptly notify Administrative Agent and the Lenders of any proposed material change in its ownership or any other Loan Party and shall deliver to Administrative Agent and the Lenders any other available information and reports related to the Loan, the Collateral, it or any other Loan Party as Administrative Agent may in good faith request.

(x)Litigation and Regulatory Summary. Together with the Financial Statements or reports delivered to Administrative Agent and the Lenders pursuant to Sections 6.1(g)(iii), it shall provide Administrative Agent and the Lenders with a quarterly summary of any material claim, action, proceeding, litigation or enforcement action (including a Federal Regulatory Event or Regulatory Action) filed against any Loan Party and, no later than thirty (30) days following the occurrence thereof, any material change in circumstance with respect to any of the foregoing.

(xi)Books and Records to Backup Servicer. To the extent a Backup Servicer has been engaged pursuant to a Backup Servicing Agreement, Borrower shall, no less than once per month, deliver or cause to be delivered to the Backup Servicer copies of the Books and Records required to be delivered pursuant to the terms of the Backup Servicing Agreement (if any), all in form and substance consistent with past practice or otherwise reasonably acceptable to Administrative Agent.

(xii)Sample Portfolio Documents. Promptly after request made by Administrative Agent therefor, Borrower shall deliver or cause to be delivered to Administrative Agent and the Lenders copies of a sample of the Portfolio Documents funded with the Advances made during the prior Fiscal Quarter (such sample size to be determined by Administrative Agent in its Permitted Discretion). Borrower shall, or shall cause each Servicer to, provide or otherwise make available to Administrative Agent and the Lenders copies of all contents of the related Lease File in connection with such review.

(xiii)Servicing Policy. Borrower shall provide Administrative Agent and the Lenders with (A) prior written notice of any material changes to the Servicing Policy, and (B) prompt

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written notice of any non-material changes to the Servicing Policy that do not require Administrative Agent’s prior written consent pursuant to Section 6.2(m).

(xiv)Program Summary. Borrower shall, concurrently with the delivery of the financial statements referred to in Section 6.1(g)(iii), provide Administrative Agent and the Lenders with written notice of any material change to the Program Summary. For the avoidance of doubt, until approved in writing by Administrative Agent and the Required Lenders, any New Products reflected in the Program Summary shall be deemed to be not an Approved Product.

(xv)Lease Decisioning Guidelines. Borrower shall, concurrently with the delivery of the financial statements referred to in Section 6.1(g)(iii), provide Administrative Agent and the Lenders with written notice of any material changes to the Lease Decisioning Guidelines. Concurrently with the delivery of the financial statements referred to in Section 6.1(g)(iii), Borrower shall provide Administrative Agent and the Lenders an updated copy of the Lease Decisioning Guidelines, which highlights or otherwise clearly indicates all made since the date Lease Decisioning Guidelines were last delivered to Administrative Agent hereunder.

(xvi)Borrowing Base Certificate. No later than 11:00 a.m. (New York City time) two (2) Business Days prior to each Funding Date and Remittance Date (each a “Calculation Date”), Borrower shall calculate a Borrowing Base Certificate, which shall be delivered to Administrative Agent and the Lenders via electronic mail. For purposes of clarity, such Borrowing Base Certificate shall be calculated based upon (i) the opening deposit account balances of Borrower Eligible Cash for such Calculation Date (giving pro forma effect to the deposit of the proceeds of such Advance in the Borrower Funding Account) and (ii) the Aggregate Eligible Lease Net Book Value of all Eligible Leases as of the end of the Business Day that is three (3) Business Days preceding such Funding Date or Remittance Date, as applicable.

(xvii)Polo Business Plan. Borrower shall submit, or cause to be submitted, on February 28, 2025 and on each August 30th and February 28th thereafter, (1) forecasts of Aaron’s Parent and its Subsidiaries, in form and substance satisfactory to Administrative Agent and the Required Lenders in their Permitted Discretion, (X) of consolidated balance sheets and statements of income or operations and cash flows of Aaron’s Parent and its Subsidiaries for the immediately following Fiscal Year (including for the Fiscal Year immediately following the Fiscal Year in which the Maturity Date occurs) and (Y) showing revenues, initiation costs, overhead costs, outstanding balance of debt and other financial metrics for the immediately following Fiscal Year (clauses (X) and (Y) immediately above, a “Polo Business Plan”); provided, that for any Polo Business Plan delivered to Administrative Agent and Lenders on or after August 30, 2025, a comparison of the previous Polo Business Plan delivered to Administrative Agent and the Lenders to actual performance over the related period.

(xviii)ERISA. It shall promptly, and in any event within three (3) Business Days after obtaining actual knowledge, or receives notice, thereof, notify Administrative Agent and each Lender of the occurrence of any ERISA Event that has resulted, or could reasonably be expected to result, in a Material Adverse Change.

(xix)Specified Collection Accounts. Borrower shall promptly deliver to Administrative Agent and the Lenders the following:

(A)subject to Section 5.26(b)(v), copies of any amendments, restatements, supplements or modifications to any provisions of any of the Specified Collection Accounts Documents; and

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(B)subject to Section 6.2(l), any updates or changes to Schedule R (the Specified Collection Accounts) since the Closing Date.

(h)Records. It shall keep or cause to be kept detailed accurate books and records of account in accordance with GAAP and all Applicable Laws reflecting all of its financial transactions with respect to the Collateral, including but not limited to the servicing of Leases. The transfer of the Leases to Borrower pursuant to the Purchase and Sale Agreement shall be recorded as a bona fide sale or contribution of capital in the official Books and Record of Borrower.

(i)Maintenance. It shall use its best efforts to maintain its properties in good repair, working order, and condition.

(j)Claims. It shall promptly notify Administrative Agent and the Lenders of any (i) institution (by filing) of any litigation involving an alleged liability of any Loan Party thereof equal to or greater than $250,000, (ii) adverse determination in any litigation against any Loan Party thereof equal to or greater than $250,000, (iii) certification of a class in relation to, or adverse determination in, any class action litigation against any Loan Party or (iv) any assertion of any allegation of fraud, criminal conduct, misappropriation or other wrongful or illegal conduct on the part of any Loan Party except to the extent such assertion could not reasonably be expected to cause in a Material Adverse Change. For the avoidance of doubt, notice under this section is not required for insured litigation involving natural persons (other than class actions), such as personal injury or automobile litigation.

(k)Registration and Regulations. It shall at all times maintain or cause to be maintained all necessary registrations, licenses, filings, consents, franchises, approvals, and exemption certificates, and it will make or pay, or cause to be made or paid, all registrations, declarations, or fees with all applicable regulatory authorities and any other governmental agencies or departments thereof, whether in the State of Delaware or any other jurisdiction, required in connection with the holding of participation interests in accordance with the Purchase and Sale Agreement, the servicing of Leases and any other of its activities, the failure of which to have would reasonably be expected to result in a Material Adverse Change. All such registrations, licenses, filings, and reports will be truthfully completed, and true and complete copies of such registrations, applications, consents, licenses, permits, franchises, approvals, exemption certificates, filings, and reports will be delivered to Administrative Agent upon request. It shall deliver to Administrative Agent and the Lenders evidence of compliance with all Applicable Laws as Administrative Agent may require.

(l)Other Documents. It shall maintain or cause to be maintained to the reasonable satisfaction of Administrative Agent, and make available to Administrative Agent, the Lenders and any Backup Servicer for inspection, accurate and complete files relating to the Leases pledged as Collateral, all related Portfolio Documents, and all of the other Collateral, and such files shall contain true copies of each such Leases, as amended from time to time in accordance with the Lease Decisioning Guidelines, copies of all relevant credit memoranda relating to such Leases, and all collection information and correspondence relating thereto.

(m)Further Assurances. It shall execute and deliver, or cause to be executed and delivered, such other and further agreements, documents, instruments, certificates, and assurances as, in the judgment of Administrative Agent exercised in good faith, may be necessary or appropriate in order more effectively to evidence or secure, and to ensure the performance of, the Obligations. In addition, Borrower shall deliver or cause to be delivered to Administrative Agent and the Lenders from time to time, upon request by Administrative Agent, such documents, instruments, and other materials or items

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as Administrative Agent may reasonably require to evidence its compliance with the covenants set forth in this Section 6.1.

(n)Expenses and Closing and Other Fees. Whether or not the transactions contemplated hereunder are consummated, Borrower shall pay all reasonable and documented out-of-pocket costs and expenses of Administrative Agent and each of the Lenders relating to negotiating, preparing, documenting, closing, administering, and enforcing this Agreement and the other Loan Documents, including, but not limited to:

(i)The actual cost of preparing, reproducing, and binding this Agreement, the other Loan Documents, and all exhibits and schedules thereto;

(ii)The reasonable fees and disbursements of Holland & Knight LLP and Hudson Cook, LLP, each as counsel to Administrative Agent;

(iii)Administrative Agent’s audit fees and expenses, all internal collateral and portfolio management fees and expenses, all fees and expenses incurred for credit investigations, and all fees and expenses incurred for inspections, in each case subject to the limitations set forth herein;

(iv)Subject to the limitations set forth in Section 6.1(f)(ii), fees and expenses (including reasonable fees and expenses of Administrative Agent and each Lender’s external counsel) relating to any amendments, waivers, consents, or subsequent closings or other transactions pursuant to the provisions hereof;

(v)All costs, outlays, legal fees, and expenses of every kind and character had or incurred by Administrative Agent and the Lenders in: (A) the interpretation or enforcement of any of the provisions of, or the creation, preservation, or exercise by Administrative Agent of its rights and remedies under, any of the Loan Documents, including the costs of appeal; (B) the preparation for, negotiations regarding, consultations concerning, or, subject to the limitations set forth in Section 6.1(o), the defense or prosecution of legal proceedings involving any claim or claims made or threatened against Administrative Agent arising out of this transaction or the preservation or protection of the Collateral securing the Obligations or Advances made hereunder, expressly including, without limitation, the defense by Administrative Agent of any legal proceedings instituted or threatened by any Person to seek to recover or set aside any payment or set off theretofore received or applied by Administrative Agent with respect to the Obligations, and any and all appeals thereof; and (C) the advancement of any expenses provided for under any of the Loan Documents;

(vi)All fees and expenses of any financial institution providing services associated with the Borrower Collection Account, Borrower Funding Account, or any other of its Deposit Accounts and all fees and expenses of the Backup Servicer;

(vii)All reasonable and documented costs and expenses incurred by Administrative Agent and the Lenders under this Agreement and the other Loan Documents, and all late charges payable hereunder and thereunder;

(viii)Wire transfer fees; and

(ix)All other Permitted Expenses.

In addition, Borrower shall pay all costs, outlays, legal fees, and expenses of every kind and character had or incurred by the Lenders in: (A) the enforcement of any of the provisions of, or the creation,

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preservation, or exercise by the Lenders of their respective rights and remedies under, any of the Loan Documents, including the costs of appeal; (B) the preparation for, negotiations regarding, consultations concerning, or the defense or prosecution of legal proceedings involving any claim or claims made or threatened against any Lender arising out of this transaction or the preservation or protection of the Collateral securing the Obligations or Advances made hereunder, expressly including, without limitation, the defense by any Lender of any legal proceedings instituted or threatened by any Person to seek to recover or set aside any payment or set off theretofore received or applied by such Lender with respect to the Obligations, and any and all appeals thereof.

All of the foregoing shall be part of the Obligations. Administrative Agent acknowledges and agrees that all administration and monitoring of Borrower and the other Loan Parties under this Agreement shall be coordinated with Lenders to avoid duplication of expenses to the extent practicable. Borrower shall have no obligation to reimburse Administrative Agent for duplicate expenses, or for legal fees and other expenses incurred in connection with or relating to any dispute between Administrative Agent and affiliates of Administrative Agent. The provisions of this Section 6.1(n) shall survive the Discharge of Secured Obligations and the termination of this Agreement

(o)Indemnification of Lenders and Administrative Agent. In addition to (and not in lieu of) any other provisions hereof or of any other Loan Document providing for indemnification in favor of Lenders or Administrative Agent, Borrower hereby defends, indemnifies, and holds harmless each Lender and Administrative Agent and each of their respective Subsidiaries and Affiliates, and each such Person’s respective officers, directors, agents, employees, representatives and attorneys, as well as the respective heirs, personal representatives, successors, assigns, participants and subparticipants of any or all of them, and each of the officers, directors, agents, employees, representatives, consultants, contractors, servants, and attorneys of such successors, assigns, participants, and subparticipants (hereinafter collectively referred to as the “Indemnified Lender Parties”), from and against, and agrees promptly to pay or reimburse each of them with respect to, any and all liabilities, claims, demands, losses, damages, costs, and expenses (including, without limitation, including reasonable fees and expenses of one firm of outside legal counsel for the Indemnified Lender Parties, unless there is an actual conflict of interest between Indemnified Lender Parties in which case one additional firm for the Indemnified Lender Party having such conflict of interest), arising out of or resulting from any actions or causes of action of any and every kind or nature whatsoever asserted against or incurred by any of them by reason of or arising out of or in any way, directly or indirectly, related or attributable to:

(i)this Agreement, the other Loan Documents, or the Collateral;

(ii)the transactions contemplated under any of the Loan Documents, including, without limitation, those in any way relating to or arising out of the violation of any Applicable Laws;

(iii)any breach of any covenant or agreement or the incorrectness or inaccuracy of any representation or warranty of Borrower or any other Loan Party or any counterparty thereto (other than Administrative Agent and Lenders) contained in this Agreement or any of the other Loan Documents (including, without limitation, any certification of Borrower or any other Loan Party or such counterparty delivered to Administrative Agent), including, but not limited to, the failure of any Lease pledged as Collateral to be legally enforceable by Administrative Agent in the event that it succeeds to all right, title, and interest of Borrower therein in accordance with the provisions hereof or any of the other Loan Documents;

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(iv)the exercise in a commercially reasonably manner by Lenders or Administrative Agent of any rights or remedies under this Agreement or any of the other Loan Documents;

(v)any misappropriation of funds by Borrower, any other Loan Party or any Servicer, or any Affiliate of any Loan Party or any Servicer, or any Person acting on their respective behalf;

(vi)any theft by Borrower, any other Loan Party or any Servicer, or any Affiliate of any Loan Party or any Servicer, or any Person acting on their respective behalf;

(vii)any disposition, permitted by the Loan Documents, of the Collateral (or any interest therein) by Borrower, any other Loan Party or any Servicer, or any Affiliate of any Loan Party or any Servicer, or any Person acting on their respective behalf;

(viii)any fraud committed by Borrower, any other Loan Party or any Servicer, or any Affiliate of any Loan Party or any Servicer, or any Person acting on their respective behalf;

(ix)any Change of Control (other than the Approved Change of Control Transaction) not consented to by Administrative Agent and the Required Lenders; and

(x)the Guaranty Obligations, to the extent not included within any of the other matters described in this Section 6.1(o).

The provisions of this Section 6.1(o) shall survive the Discharge of Secured Obligations and the termination of this Agreement, and shall continue thereafter in full force and effect. Notwithstanding any other provision of this Agreement or the Loan Documents to the contrary, as to any Indemnified Lender Party, Borrower shall not be required to indemnify such Indemnified Lender Party or hold such Indemnified Lender Party harmless from and against any liabilities, claims, demands, losses, damages, costs, or expenses incurred thereby (A) to the extent that such liabilities, claims, demands, losses, damages, costs or expenses results from such Indemnified Lender Party’s gross negligence, fraud or willful misconduct or (B) to the extent that such liabilities, claims, demands, losses, damages, costs or expenses results from any dispute solely between an Indemnified Lender Party against any other Indemnified Lender Party that does not arise out of any act or omission on the part of Borrower or (C) to the extent that such liabilities, claims, demands, losses, damages, costs or expenses results from a breach by the Administrative Agent or any Lender of their obligations under this Agreement or any Loan Document.

(p)Use of Borrower’s Name. Borrower shall at all times during the term of the Loan permit Administrative Agent and the Lenders to use the name of Borrower in any press release, advertisement, or other promotional material disseminated regarding the Loan; provided, however, that Borrower shall have the prior right to receive and approve such use in writing, which approval shall not be unreasonably withheld or delayed.

(q)Lease Servicing. Except as provided herein, it shall cause the Leases pledged as Collateral to be serviced pursuant to the Servicing Agreement, and will use its commercially reasonable efforts to enforce Borrower’s rights under the Servicing Agreement. Subject to Section 6.4, the Servicer has retained a Backup Servicer, approved by Administrative Agent, who shall receive compensation from Borrower at a market rate for a servicing agent. All servicing fees, and the reasonable and documented costs and expenses of the Backup Servicer (if any) (which are obligations of Servicers pursuant to the applicable Backup Servicing Agreement) shall be paid, on a non-recourse basis from Collections in

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accordance with Section 2.6(b). The Servicing Fee and Backup Servicing Fee, as applicable, will be the sole compensation to any Servicer and Backup Servicer, as applicable, in connection with the servicing of the Leases pledged as Collateral. Without limitation, neither any Servicer nor the Backup Servicer shall be entitled to any fees in connection with: (i) the sale of the Portfolio or portion thereof, (ii) any repurchase of Leases pledged as Collateral by the applicable Seller under the Purchase and Sale Agreement, (iii) any other payment made by any applicable Seller to Borrower under the Purchase and Sale Agreement unless, in each such case, such amounts are paid from amounts distributed pursuant to Section 2.6(b).

(r)Custodian for Collateral. Administrative Agent shall have the right at any time after and during the continuance of an Event of Default, Cease Funding Event or a Backup Servicing Trigger Event to utilize another Person (including, but not limited to, any Servicer and/or Backup Servicer) to maintain custody of the Collateral (subject to the express provisions hereof with respect to the Portfolio Documents and possession thereof); provided that, any such custodial arrangements shall not materially obstruct, hinder or impede the operations of any Servicer or Seller for a period of time in excess of the amount of time reasonably required for such custodian or custodians to take possession of the Collateral and perform their duties as custodian. All custodial fees, and the reasonable and documented costs and expenses of such other Person, shall be paid by Borrower from Collections.

(s)Injunction; Cease and Desist. It shall use commercially reasonable efforts to cause the termination, release or dissolution of any stay order, cease and desist order, injunction, temporary restraining order, or other judicial or nonjudicial sanction materially affecting the enforcement of Administrative Agent’s or any Lender’s rights or remedies hereunder or pursuant to any of the other Loan Documents, in each case within thirty (30) days after the issuance of any such stay order, cease and desist order, injunction, temporary restraining order or other judicial or nonjudicial sanction.

(t)Use of Lenders’ Names. It shall not use the name of any Lender or Administrative Agent in any press release, advertisement, or other promotional material or in any communications with Lease-Merchandise Lessees and will otherwise treat such names as confidential information under Section 11.19.

(u)Borrower Collection Account and Borrower Funding Accounts.

(i)Borrower shall take all actions necessary to maintain, preserve and protect the rights and interests of Administrative Agent, for the benefit of the Secured Parties, with respect to all proceeds of Collateral (in accordance with Administrative Agent’s Priority Lien) and shall cause all funds collected with respect to the Portfolios to be deposited in accordance with Section 2.5(a).

(ii)Administrative Agent shall have view only access to the statements and status of the Borrower Funding Account, the Borrower Collection Account, each Specified Collection Account and the Specified Concentration Account. Borrower shall, or shall cause the applicable Servicer to, take or cause to be taken, all steps reasonably requested by Administrative Agent to ensure that Administrative Agent has view only access to each of the Borrower Funding Account, the Borrower Collection Account, each Specified Collection Account and the Specified Concentration Account.

(iii)At all times upon the occurrence and during the continuance of an Event of Default or Cease Funding Event, Administrative Agent may require that each of the Borrower Collection Account, the Borrower Funding Account and any other Deposit Account of Borrower require the signature of a representative of Administrative Agent (or any Servicer) to authorize any transfer or payment out of such account. Administrative Agent will be entitled to receive periodic account

[Aaron’s] ABL Agreement

statements with respect to the Borrower Collection Account, the Borrower Funding Account and any other Deposit Account of Borrower.

(iv)Upon the occurrence and during the continuance of an Event of Default, Borrower hereby irrevocably makes, constitutes and appoints Administrative Agent (and all Persons designated by Administrative Agent for that purpose, including Servicers and the Backup Servicer) as Borrower’s true and lawful attorney and agent-in-fact, (A) to endorse the name of Borrower upon all authorizations to transfer any funds out of the Borrower Collection Account, Borrower Funding Account and any other Deposit Account of Borrower, or upon any chattel paper, document, instrument, invoice or similar document or agreement relating to any of the Collateral; (B) to take control in any manner of any item of payment or proceeds thereof relating to the Collateral for the benefit of the Secured Parties; (C) to have access to any lock box or postal box into which any mail of Borrower related to the Portfolios financed by Advances made by Lenders is deposited; and (D) to open and process all mail addressed to Borrower and deposited therein related to the Portfolios financed by Advances made by Lenders. The power of attorney granted herein shall be deemed an agency, coupled with an interest and irrevocable, subject only to termination contemporaneously with the occurrence of the Discharge of Secured Obligations.

(v)Regulatory Review. Upon request of Administrative Agent or Required Lenders (no more than annually), Borrower shall engage legal counsel that is reasonably acceptable to Administrative Agent and cause such counsel to deliver to Administrative Agent an updated memorandum regarding (A) Applicable Laws and (B) the form of Portfolio Documents.

(w)Use of Proceeds of Advances and Releases.

(i)Borrower shall use the proceeds of Advances solely for purposes set forth in Section 2.3(a)(iv).

(ii)Borrower shall use the proceeds of Releases solely for purposes set forth in Section 2.3(b)(iii).

(iii)Borrower shall not use proceeds of any Advances or Releases in violation of any Applicable Laws.

(x)Operational Review.

(i)Contemporaneously with the delivery of the Field Examination report to Administrative Agent pursuant to Section 6.1(f)(ii), Borrower shall have (A) engaged a third party acceptable to Borrower, Administrative Agent and the Required Lenders to conduct an operational review of all of Parent’s and its applicable Subsidiaries’ operations, business, properties, assets, liabilities, and financial condition, which review shall include, without limitation, a review of cash receipts, cash flows, and Leases (an “Operational Review”), (B) caused such Operational Review to be completed and (C) delivered or cause to be delivered to Administrative Agent and the Lenders a written report of such Operational Review (an “Operational Review Report”). If and to the extent that any such Operational Review Report identifies any deficiencies in operational procedures that Administrative Agent or the Required Lenders determine to be material in their Permitted Discretion, then Borrower shall deliver a written plan of remediation reasonably satisfactory to Administrative Agent and the Required Lenders no later than ninety (90) days after such Operational Review Report has been delivered to Borrower. Borrower shall comply with such plan of remediation in all material respects in accordance with the time frames set forth therein.

[Aaron’s] ABL Agreement

(ii)No later than each one-year anniversary of the date of the initial Field Examination report delivered to Administrative Agent pursuant to Section 6.1(f)(ii), Borrower shall cause an Operational Review to be conducted and the related Operational Review Report to be delivered to Administrative Agent, at the sole cost and expense of the Borrower.

(y)Additional Sellers. In accordance with Section 9.13 of the Purchase and Sale Agreement, in the event that a Subsidiary of Aaron’s Parent that is not already included on Schedule K hereto and a party to the Purchase and Sale Agreement as a “Seller” seeks to become a “Seller” under and pursuant to the Purchase and Sale Agreement, such Subsidiary of Aaron’s Parent shall, with the prior written consent of Administrative Agent and the Required Lenders, execute a Joinder Agreement (as defined in the Purchase and Sale Agreement), provide to Administrative Agent an updated Schedule K hereto and supply Administrative Agent and Required Lenders with any and all additional information related to such Subsidiary of Aaron’s Parent as Administrative Agent or Required Lenders may request (each acting in their sole discretion), in each case, in form and substance satisfactory to Administrative Agent and Required Lenders (each acting in their sole discretion).

(z) Electronic Format of Leases. Borrower and each Loan Party shall use commercially reasonable best efforts to ensure that no less than seventy percent (70%) of all Leases entered into per Fiscal Quarter are executed and delivered by the respective Lease-Merchandise Lessees in electronic format.

6.2Negative Covenants. Until the Discharge of Secured Obligation has occurred, Borrower hereby covenants and agrees with Administrative Agent and the Lenders as follows:

(a)No Other Business. It shall engage in no business or activity other than as contemplated by the Loan Documents.

(b)Limitation on Other Liens. Subject to Section 6.2(c), it shall not grant, create, incur, assume or suffer to exist any Liens with respect to all or any portion of the Collateral (whether now existing or created hereafter) other than (i) Liens in favor of Administrative Agent, for the benefit of the Secured Parties, (ii) any customary banker’s Liens in favor of banking institutions (including the right of setoff) encumbering Deposit Accounts (excluding the Borrower Collection Account and the Borrower Funding Account) maintained at such banking institutions by it that are within the general parameters in the banking industry or arising pursuant to such banking institution’s general terms and conditions and (iii) Liens identified on Schedule 6.2(b) (collectively, the “Permitted Liens”).

(c)No Other Indebtedness. It shall not create, incur, assume or suffer to exist any Debt (contingent or otherwise), except for Debt incurred under the Loan Documents. It shall not obtain any financing with respect to all or any portion of the Collateral (whether now existing or created hereafter) other than the financing evidenced by the Loan Documents.

(d)Investments. (i) It, directly or indirectly, shall not (A) purchase, own, hold, invest in or otherwise acquire obligations or stock or securities of, or any other interest in, or all or substantially all of the assets of, any Person or any joint venture, or (B) make or permit to exist any loans, advances or guarantees to or for the benefit of any Person or assume, guarantee, endorse, contingently agree to purchase or otherwise become liable for or upon or incur any obligation of any Person, except for (I) those created or allowed by the Loan Documents, including, but not limited to, the acquisition of Leases pursuant to the Purchase and Sale Agreement; (II) trade credit extended in the ordinary course of business; (III) the endorsement of negotiable instruments for deposit or collection or similar transactions

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in the ordinary course of business); and (IV) investments in Cash Equivalents. (ii) It shall have no Subsidiaries.

(e)Refinance. It, directly or indirectly, shall not take any action or permit or cause any action to be taken by any of its agents or Affiliates, or by any independent contractor(s) on its behalf, to personally, by telephone, mail, or electronically by e-mail or through the Internet or otherwise solicit the Lease-Merchandise Lessee under any Lease to refinance such Lease, in whole or in part, except as permitted pursuant to the Lease Decisioning Guidelines.

(f)Restrictions on Transfers, Securities Issuances, Consolidations and Mergers. Except for the Permitted Liens and except as otherwise permitted by the Loan Documents, it shall not, whether voluntarily or involuntarily, by operation of law or otherwise: (i) transfer, sell, pledge, convey, hypothecate, factor, dividend, distribute or assign all or any portion of the Collateral (other than (A) to the extent of the amounts released to Borrower pursuant to Section 2.6(b)(i)(N) or (B) to the extent such Collateral is released by Administrative Agent pursuant to and in accordance with the terms hereof or of any other applicable Loan Document); (ii) lease or license any portion of the Collateral, or change the legal or actual possession or use thereof; (iii) issue, or permit the dilution, transfer, pledge, hypothecation, or encumbrance of, any beneficial or Equity Interests of Borrower, except pursuant to the Pledge Agreement (SPE Holdco); or (iv) merge, consolidate, or reorganize, or reclassify any of its Equity Interests.

(g)Transactions with Affiliates. Except (x) as contemplated by the Loan Documents, (y) for the provision of administrative services to it by its Affiliates in the ordinary course of business or (z) if such transaction is on fair and reasonable terms substantially as favorable to it as would be obtainable by it at the time in a comparable arm’s length transaction with a Person other than an Affiliate; provided that, in the case of this clause (z), it shall have disclosed such transaction in writing to Administrative Agent and the Lenders and Administrative Agent has not objected to such transaction within thirty (30) days after receiving such notice from it, it shall not enter into any transaction with any of its Affiliates (excluding any Affiliate of any Lender) or employees, including, but not limited to, in connection with all or any portion of the Collateral (including, without limitation, a transaction involving the purchase, sale, or exchange of any assets) or the rendering of any marketing, sales, management, or other services.

(h)Amendments to Organizational Documents. It will not amend, modify or supplement any formation document regarding its structure, authority or purpose, including, but not limited to, its Certificate of Formation or the Borrower LLC Agreement.

(i)Name Change. It shall not change its name, its chief executive office, or the locations at which it does business (from any such locations as are identified on Schedule 6.2(i)) without providing Administrative Agent and the Lenders at least fifteen (15) days’ prior written notice thereof and executing, at its sole expense, such UCC amendments and all other documents and instruments as Administrative Agent, in its Permitted Discretion, deems reasonably necessary in order to continue the perfection of its Lien in and to all of the Collateral, for the benefit of the Secured Parties. It shall not change its jurisdiction of organization or formation.

(j)Collateral. It shall not take any action (or permit or consent to the taking of any action) that might materially impair the value of all or any portion of the Collateral or the rights of Administrative Agent, for the benefit of the Secured Parties, with respect to the Collateral

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(k)Marketing/Initiation/Servicing. It shall not market, attempt to make or service Leases (provided that nothing herein shall restrict the right of any Servicer to service on behalf of Borrower pursuant to the Servicing Agreement).

(l)Deposit Accounts and Securities Accounts. It shall not, subsequent to the date hereof, establish or maintain any “deposit account”, as defined in Article 9 of the UCC, or “securities account”, as defined in Article 8 of the UCC, without the prior written notice to Administrative Agent. In the event that any such account is established or maintained by it, it shall enter into a control agreement satisfactory to Administrative Agent in respect of such account prior to any funds of it being deposited or credited to any such account.

(m)Lease Decisioning Guidelines, Servicing Policy and Amortization Methodology.

(i)It shall not make, or permit to be made, any material changes to the Lease Decisioning Guidelines or the Servicing Policy with respect to the Leases included in the Collateral without the prior written consent of the Required Lenders following the advance written notice by the Borrower or Servicer of such proposed changes; provided that, (i) no such prior written consent shall be required for any changes required (in the reasonable determination of the applicable Seller) by Applicable Laws, (ii) changes to or recalibrations of (A) approval rates, (B) approval amount determinations, (C) existing lease decisioning model using the same or substantially similar attributes, (D) lease decisioning business rules, and (E) fraud mitigation processes in the ordinary course of business shall not constitute a material change, (iii) any non-consent by the Required Lenders must reasonably relate to the actual or anticipated performance of the Collateral affected thereby, (iv) Required Lenders will not unreasonably impede it from making more restrictive the Lease Decisioning Guidelines or the Servicing Policy and (v) the Required Lenders shall respond promptly and in any event within twenty (20) days after the date which notice has been delivered (such response not to be unreasonably withheld, conditioned or delayed).

(ii)It shall not make, or permit to be made, any material changes to the Amortization Methodology as in effect on the Closing Date without the written consent of the Required Lenders.

6.3Separate Existence. Borrower shall be operated in such a manner that it would not be substantively consolidated in the trust estate of any other Person in the event of a bankruptcy or insolvency of such Person and in such regard, Borrower shall:

(a)not become involved in the day-to-day management of any other Person;

(b)not permit Parent, SPE Holdco or any other Person to become involved in the day-to-day management of Borrower except to the extent provided for in the Loan Documents and as required pursuant to the Borrower LLC Agreement;

(c)not engage in transactions with any other Person other than those activities permitted by the Loan Documents;

(d)observe all formalities required of a limited liability company under the laws of the state of Delaware;

(e)maintain separate records and books of account from any other Person;

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(f)except with respect to the commingling of amounts on deposit in the Specified Collection Accounts and the Specified Concentration Account permitted by the Loan Documents, maintain its assets separately from the assets of any other Person (including through the maintenance of a separate bank account) in a manner that is not costly or difficult to segregate, identify or ascertain such assets;

(g)maintain separate financial statements (or in consolidated financial statements if part of a consolidated group, then it will show as a separate member of such group), books and records from any other Person;

(h)allocate and charge fairly and reasonably any common employee or overhead shared with Affiliates;

(i)transact all business with Affiliates on an arm’s length basis and pursuant to written, enforceable agreements, except as expressly permitted under Section 6.2(g);

(j)not assume, pay or guarantee any other Person’s obligations or advance funds to any other Person for the payment of expenses or otherwise or hold its credit or assets as being available to satisfy the obligations of others;

(k)pay all of its own liabilities out of its own funds except as provided in the Loan Documents;

(l)hold itself out as a separate entity and conduct all business of Borrower and all other business correspondence and other communications in Borrower’s own name, and use separate stationery, invoices, and checks;

(m)not act as an agent of any Person in any capacity;

(n)not permit Parent, SPE Holdco or any other Person to act as its agent or perform any of its duties or obligations except to the limited extent (i) specifically permitted under the Loan Documents and/or as required pursuant to the Borrower LLC Agreement, (ii) in connection with the provision of administrative services to Borrower in the ordinary course of business;

(o)correct any known misunderstanding regarding its separate identity from Parent or any other Person;

(p)not permit Parent, SPE Holdco, or any other Affiliate of Parent to guarantee or pay Borrower’s obligations other than (x) customary indemnities and guarantees in connection with one or more Loan Documents and (y) the Guaranty Agreements;

(q)[reserved];

(r)not permit Parent or any other Person to (i) advance or contribute property to it by way of capital contribution, or (ii) cause to be made, any transfer or distribution of Borrower’s assets, except, in each case, as may be made pursuant to the Loan Documents or other duly authorized and legal actions of any Loan Party;

(s)cause the agents and other representatives of Borrower, if any, to act at all times with respect to Borrower consistently and in furtherance of the foregoing; and

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(t)not engage in inter-affiliate transactions except to the extent permitted by the Loan Documents and to the extent such transactions reflect market terms and are the result of arm’s length negotiations.

6.4Post-Closing Requirements. Borrower shall, and shall cause each Loan Party to, comply with the requirements of Schedule 6.4 in accordance with the terms thereof.

Section 7EVENTS OF DEFAULT

An “Event of Default” shall exist if any of the following occurs:

7.1Default. If Borrower fails to pay:

(a)when and as required to be paid herein, any amount of principal of any Advance (including any required cure of a Borrowing Base Shortfall) or any Principal Payment Amount;

(b)within one (1) Business Day after the same becomes due, any interest on any Loan, or any fee due hereunder;

(c)within two (2) Business Days after the same becomes due, any other amount payable hereunder or under any other Loan Document, in each case, after giving effect to any applicable grace period set forth in this Agreement or in any other Loan Document.

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7.2Covenant Defaults. If Borrower fails fully and timely to perform or observe any other covenant contained in this Agreement or any other Loan Document in any material respect and such failure shall continue unremedied for a period of twenty (20) consecutive calendar days (or, if a different cure period is specifically provided therefor, by the expiration of such cure period) after the earlier of (x) notice thereof from Administrative Agent to Borrower or (y) any Loan Party becoming aware thereof (other than defaults relating to Section 6.1(g), Section 6.1(s), Section 6.1(w), Section 6.1(x), Section 6.2, Section 6.3 or Section 6.4 for which there shall be no cure period, or any event covered by another subsection of this Section 7 which cure period, if any, shall be as set forth in such subsection).

7.3Warranties or Representations. If any statement or representation made by or on behalf of any Loan Party or any other counterparty to a Loan Document (other than Administrative Agent and Lenders) in this Agreement, in any of the other Loan Documents, or in any document, instrument, certificate, report, or other item furnished pursuant to the Loan Documents, is false, misleading, or incorrect in any material respect as of the date made or reaffirmed, and shall continue unremedied for a period of twenty (20) consecutive calendar days after such Loan Party obtains knowledge thereof, unless the same cannot reasonably be cured within such twenty (20) day period; provided that, any Event of Default under this Section 7.3 caused by any statement or representation made pursuant to Section 4.1 of the Purchase and Sale Agreement being false, misleading, or incorrect in any material respect as of the date made or reaffirmed shall be automatically cured if the applicable Seller repurchases the related Purchased Asset or Purchased Assets giving rise to such breach of Section 4.1 of the Purchase and Sale Agreement at the Repurchase Price (as defined in the Purchase and Sale Agreement) or provides to Borrower one or more substitute Leases, in each case, in accordance with Section 2.3 of the Purchase and Sale Agreement.

7.4Enforceability. If (a) any Lien granted by Borrower or any other Loan Party to Administrative Agent, for the benefit of the Secured Parties, under the applicable Loan Documents is or becomes invalid or unenforceable or is not, or ceases to be, a perfected Priority Lien in favor of Administrative Agent, for the benefit of the Secured Parties, encumbering the asset which it is intended to encumber, and Borrower fails to cause such Lien to become a valid, enforceable, Priority Lien in a manner satisfactory to Administrative Agent, in its sole discretion, within five (5) days after Administrative Agent delivers written notice thereof to Borrower; (b) any material term, provision, or condition of any Loan Document becomes invalid or unenforceable by Administrative Agent, any Lender or any of their respective successors and assigns, (c) any of the Loan Documents ceases to be in full force and effect without the prior written consent of Administrative Agent (acting on the written instructions of the Required Lenders in their sole discretion) or (d) any Guaranty Agreement becomes invalid or ceases to be enforceable or the validity or enforceability thereof is challenged or in any manner disclaimed or repudiated by any Loan Party or anyone acting (or purporting to act) on behalf of any Loan Party.

7.5Insolvency. If any Loan Party becomes insolvent or otherwise generally unable to pay its debts as and when they become due or payable.

7.6Involuntary Proceedings. If a case is commenced or a petition is filed against any Loan Party under any Debtor Relief Law or if a receiver, conservator, liquidator, or trustee of any Loan Party or of any material asset of any of them, is appointed by court order and such order remains in effect for more than sixty (60) consecutive days, or if any material asset of any Loan Party is sequestered by court order and such order remains in effect for more than sixty (60) consecutive days.

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7.7Voluntary Proceedings. If any Loan Party voluntarily seeks, consents to, or acquiesces in the benefit of any provision of any Debtor Relief Law, whether now or hereafter in effect, consents to the filing of any petition against it under such law, makes an assignment for the benefit of its creditors, admits in writing its inability to pay its debts generally as they become due, or consents to or suffers the appointment of a receiver, trustee, liquidator, or conservator for it or any part of its assets.

7.8Judgment.

(a)Any final judgement or judgements, order or orders for the payment of money, the aggregate of which exceeds $100,000 shall be entered against Borrower or SPE Holdco and, in any such case, shall have been outstanding for more than thirty (30) consecutive days from the date of its entry and shall not have been discharged in full, bonded against or stayed, provided, if such judgment or order provides for payment thereof to be made over time it shall not be an Event of Default hereunder unless not paid within 30 days of when due in accordance with the terms thereof.

(b)There is entered against any Loan Party: (i) one or more final, non-appealable judgments or orders for the payment of money in an aggregate amount (as to all such judgments and orders) exceeding $10,000,000 (after giving effect to any independent third-party insurance coverage as to which the insurer has not denied coverage), or (ii) any one or more non-monetary final, non-appealable judgments that have resulted in, or could reasonably be expected to result in, individually or in the aggregate, a Material Adverse Change (after giving effect to any independent third-party insurance coverage as to which the insurer has not denied coverage), and in either case: (A) enforcement proceedings are commenced by any creditor upon such judgment or order; or (B) there is a period of sixty (60) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, is not in effect or such judgment or order is not discharged due to the failure of such Loan Party to take all legal enforcement to stay such order (or in the case of clause (i), complied with in accordance with its terms), provided, if such judgment or order provides for payment thereof to be made over time it shall not be an Event of Default hereunder unless not paid within 30 days of when due in accordance with the terms thereof.

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7.9Failure to Deposit Proceeds. If Borrower, any other Loan Party or any Servicer fails to deliver or cause to be delivered any payments received under any Lease pledged as Collateral directly to Administrative Agent, to a Specified Collection Account, to the Specified Concentration Account or to the Borrower Collection Account, as required by Section 2.6, or if any Loan Party takes any other action which Administrative Agent shall deem, in Administrative Agent’s Permitted Discretion, to be a conversion of all or any portion of the Collateral or fraudulent with respect to Administrative Agent; provided that it shall not be an Event of Default the first time that any Loan Party accidentally fails to so deliver any payment or payments in an aggregate amount not to exceed $250,000 outstanding at any one time and Borrower or any other Loan Party promptly (and, in no event, greater than three (3) Business Days) delivers to Administrative Agent such accidentally misdirected payments (it being agreed that any accidental failure to deliver such payments in excess of such threshold shall constitute an Event of Default).

7.10Removal of Collateral. If any Loan Party conceals, removes, transfers, conveys, assigns, or permits to be concealed, removed, transferred, conveyed, or assigned, any of the Collateral, in violation of the terms of any of the Loan Documents or with the intent to hinder, delay, or defraud their creditors or any of them, including, without limitation, Administrative Agent.

7.11Other Loan Party Defaults. If any Loan Party (other than Borrower) or any other counterparty to a Loan Document (other than Administrative Agent, any Lender or any Loan Party) fails fully and timely to perform or observe any covenant, agreement, or warranty contained in any Loan Document to which it is a party (other than such covenants, agreements or warranties specified in any other subsection of this Section 7) for thirty (30) consecutive days (or, if a different cure period is specifically provided therefor, by the expiration of such cure period) following the earlier of (x) notice thereof from Administrative Agent or any Lender to Borrower of the occurrence of such failure or (y) any Loan Party becoming aware thereof.

7.12Material Adverse Change. A Material Adverse Change has occurred.

7.13Cross Default. If either:

(a)any default or breach occurs, which is not cured within any applicable grace period or waived:

(i)in the payment of any amount with respect to:

(A)any Specified Polo Financing Documents Debt; or

(B)any Debt for borrowed money of Parent or any of its Subsidiaries (other than Borrower) in excess of $10,000,000 individually or in the aggregate (“Other Material Debt”); or

(ii)in the performance, observance or fulfillment by Parent or any of its Subsidiaries party thereto of any provision contained in:

(A)any applicable Specified Polo Financing Document; or

(B)any instrument or agreement evidencing, securing or relating to Other Material Debt and, solely in the case of this clause (B), the effect of such failure to cure the applicable default or breach is to cause such Debt to be declared or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise); or

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(b)any Specified Polo Financing Documents Debt or Other Material Debt is declared to be due and payable or is required to be prepaid (other than a payment due on the voluntary termination of a capital lease) prior to the stated maturity thereof, or any obligation of Parent or any of its Subsidiaries party thereto for the payment of any applicable Specified Polo Financing Documents Debt, is not paid when due or within any applicable grace period, or any such obligation becomes or is declared to be due and payable before the expressed maturity thereof, or there occurs any event which would cause any such obligation to become, or allow any such obligation to be declared, due and payable.

7.14Change of Control. If a Change of Control occurs without the prior written approval of the Required Lenders in their sole discretion.

7.15Investment Company Act. Borrower is required to register as an “investment company” under the Investment Company Act of 1940, as amended.

7.16Level 2 Portfolio Trigger Event. There occurs a Level 2 Portfolio Trigger Event.

7.17Specified Collection Accounts. If (a) any Lien granted in favor of Borrower in any Specified Collection Account pursuant to the Specified Concentration Account and Collection Accounts Security Agreement is or becomes invalid or unenforceable or is not, or ceases to be, a perfected Lien in favor of Borrower encumbering the Specified Collection Accounts which it is intended to encumber; (b) any material term, provision, or condition of the Specified Collection Accounts Documents becomes invalid or unenforceable by Borrower or (c) any of the Specified Collection Accounts Documents ceases to be in full force and effect.

7.18ERISA. One or more ERISA Events occur with respect to a Pension Plan or Multiemployer Plan which, individually or in the aggregate, result or could reasonably be expected to result in a Material Adverse Change or Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its Withdrawal Liability under Section 4201 of ERISA under a Multiemployer Plan, which Withdrawal Liability is, in an aggregate amount in excess of $250,000.

7.19Financial Covenants.

(a)Minimum Interest Coverage Ratio. As of the last day of any Fiscal Quarter of Aaron’s Parent, commencing with the Fiscal Quarter ending December 31, 2024, the Interest Coverage Ratio fails to be equal to or greater than the ratio set forth opposite such Fiscal Quarter in the table immediately below:

Fiscal Quarter ending on	Minimum Interest Coverage Ratio
December 31, 2024 and all Fiscal Quarters thereafter	1.15 to 1.00

(b)Maximum Leverage Ratio. As of the last day of any Fiscal Quarter of Aaron’s Parent, commencing with the Fiscal Quarter ending December 31, 2024, the Leverage Ratio fails to be equal to or less than the ratio set forth opposite such Fiscal Quarter in the table immediately below:

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FiscalQuarter ending on	Maximum Leverage Ratio
December 31, 2024	6.00 to 1.00
March 31, 2025	5.50 to 1.00
June 30, 2025	5.25 to 1.00
September 30, 2025	5.00 to 1.00
December 31, 2025	4.75 to 1.00
March 31, 2026	4.50 to 1.00
June 30, 2026	4.25 to 1.00
September 30, 2026 and December 31, 2026	4.00 to 1.00
March 31, 2027 and all Fiscal Quarters thereafter	3.50 to 1.00

(c)Minimum Liquidity. As of the end of any calendar month of Aaron’s Parent, commencing with the calendar month ending October 31, 2024, Parent’s Liquidity fails to be equal to or greater than $30,000,000.

(d)Minimum Tangible Asset Coverage Ratio. As of the end of any Fiscal Quarter of Aaron’s Parent, commencing with the Fiscal Quarter ending December 31, 2024, the Tangible Asset Coverage Ratio fails to be equal to or greater than 1.15 to 1.00.

In the event there is a failure to comply with the financial covenant set forth in Section 7.19(d) above, subject to the terms and conditions hereof, Aaron’s Parent shall have the right (the “Cure Right”) commencing on the first day after the applicable Fiscal Quarter with respect to which such failure occurred until the expiration of the tenth (10th) day subsequent to the end of such Fiscal Quarter (such period, the “Cure Period”), to issue additional Equity Interests for cash or otherwise receive, as additional paid in capital, cash contributions from its equity holders, in either case in an aggregate amount equal to, but not greater than, the amount necessary to cure the breach of the relevant financial covenant and to ensure pro forma compliance therewith in the immediately-following Fiscal Quarter, as applicable (hereinafter, the “Cure Amount”), and upon the receipt by Aaron’s Parent of the cash proceeds thereof, the financial covenant shall then be recalculated giving effect to the following pro forma adjustments: (1) Liquidity shall be increased for the applicable Fiscal Quarter in question by an amount equal to the Cure Amount; and (2) if, after giving effect to the foregoing recalculations, Aaron’s Parent shall then be in compliance with the requirements of Section 7.19(d), Aaron’s Parent shall be deemed to have been in compliance with such financial covenant as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach or Default or Event of Default of such financial covenant that had occurred shall be deemed not to have occurred for this purpose of the Agreement. In the event that (i) no Default or Event of Default exists other than that arising due to failure of Aaron’s Parent to comply with the financial covenant set forth in Section 7.19(d), and (ii) Borrower shall have delivered to Administrative Agent and Lenders written notice of its intention to exercise the Cure Right (which notice shall be delivered no later than five (5) days after the end of the Fiscal Quarter in question), which exercise if fully consummated would be sufficient in accordance with the terms hereof to cause Aaron’s Parent to be in compliance with the financial covenant as of the relevant date of determination, then from and following receipt by Administrative Agent and Lenders of any such notice and until the date that is the earlier of (x) the last

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day of the applicable Cure Period and (y) the date, if any, on which Borrower notifies Administrative Agent in writing that such Cure Right shall not be exercised, then neither Administrative Agent nor any Lender shall exercise any remedies set forth in Section 8 hereof during such period. Notwithstanding anything herein to the contrary, in no event shall Aaron’s Parent be permitted to exercise the Cure Right under this Section 7.19 more than (x) three (3) times in the aggregate prior to the Maturity Date or (y) more than two (2) times in any four consecutive Fiscal Quarters. The parties hereby acknowledge that this paragraph may not be relied on for purposes of calculating any financial ratios or other amounts in this Agreement other than as applicable to Section 7.19(d) and shall not result in any adjustment to any amounts other than the amount of Liquidity solely for the purposes of Section 7.19(d).

Section 8REMEDIES

8.1Remedies Upon Default. Should an Event of Default occur and be continuing, Administrative Agent may, and (x) at the request of any Class Majority Lenders or (y) at the request of any Class A Directing Lender, shall, take any one or more of the actions described in this Section 8.1, all without notice to Borrower (except as expressly provided below); provided that, to the extent that any Class Majority Lenders instruct Administrative Agent to take any one or more of the actions described in this Section 8.1, the Class Majority Lenders constituting Class C Lenders shall be subordinated to the instruction of the Class Majority Lenders constituting Class B-2 Lenders, the Class Majority Lenders constituting Class B-2 Lenders shall be subordinated to the instruction of the Class Majority Lenders constituting Class B-1 Lenders and the Class Majority Lenders constituting Class B-1 Lenders shall be subordinated to the instruction of the Class Majority Lenders constituting Class A Lenders:

(a)Acceleration. Declare the unpaid balance of all Advances, together with all unpaid interest thereon and all other Obligations, or any part thereof, immediately due and payable, whereupon the same shall be due and payable to Administrative Agent and/or any of the applicable Lenders, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower (provided that, upon the occurrence and during the continuation of an Event of Default pursuant to Section 7.6 or 7.7, the entire unpaid balance of the Advances, together with all unpaid interest thereon and all other Obligations, shall automatically accelerate and become immediately due and payable without any further action, and without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower).

(b)Termination of Obligation to Advance. Terminate the Commitments or any other commitment or obligation of Lenders hereunder to make Advances in its entirety, even if Administrative Agent has provided notice to Borrower pursuant to Section 2.3 that a Lender would fund an Advance, or any portion of the Commitment or such other commitment, and/or terminate Administrative Agent’s and Lenders’ further performance under this Agreement and/or any other document or instrument to which Lenders and Borrower (or any Affiliate of Borrower) are parties, without further liability or obligation to Borrower; provided that, upon the occurrence and during the continuation of an Event of Default pursuant to Section 7.6 or 7.7, the Commitments shall automatically terminate without further action and without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

(c)Judgment. Reduce Administrative Agent’s and/or any Lender’s claim to judgment, foreclose, and/or otherwise enforce each Lien and security interest of Administrative Agent in and to all or any part of the Collateral by any judicial or other procedure available to Administrative Agent.

(d)Sale of Collateral. Exercise all the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral), including (i) require Borrower to,

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and Borrower hereby agrees that it will, at Borrower’s expense and upon request of Administrative Agent forthwith, assemble all or part of the Collateral as directed by Administrative Agent and make it available to Administrative Agent at a place to be designated by Administrative Agent that is reasonably convenient to both parties; (ii) enter upon any premises of Borrower and take possession of the Collateral; and (iii) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Administrative Agent’s offices or elsewhere, at such time or times, for cash, on credit, or for future delivery, and at such price or prices and upon such other terms as Administrative Agent may deem commercially reasonable (such actions, collectively, a “Proposed Sale”). Borrower agrees that, to the extent notice of sale shall be required by law, ten (10) days’ notice of the time and place of any sale shall constitute reasonable notification. At any sale of the Collateral, if permitted by law, Administrative Agent may bid on behalf of the Lenders (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for the purchase of the Collateral or any portion thereof for the account of Administrative Agent. Borrower shall remain liable for any deficiency. Administrative Agent shall not be required to proceed against any Collateral but may proceed against Borrower directly. To the extent permitted by law, Borrower hereby specifically waives all rights of redemption, stay, or appraisal that it has or may have under any law now existing or hereafter enacted.

(e)Retention of Collateral. At its discretion, retain such portion of the Collateral as shall aggregate in value to an amount equal to the total amount owed by Borrower pursuant to the Loan Documents, in satisfaction of the Obligations, whenever the circumstances are such that Administrative Agent is entitled and elects to do so under Applicable Law. In furtherance of this remedy, Administrative Agent shall be permitted to retain and apply to the Outstanding Legal Balance all payments received in respect of Leases within the Portfolio, other than fees due and payable to the Backup Servicer, any Approved Processor or Account Bank.

(f)Receiver. Apply by appropriate procedures for the appointment of a receiver who shall have the authority to, among other things, enter upon and take possession of any or all of the Collateral, collect the rents and profits generated therefrom, and apply the same as the court may direct. Borrower hereby consents to any such appointment. The receiver shall have all of the rights and powers permitted under the laws of the State of Delaware.

(g)Purchase of Collateral. Buy all or any part of the Collateral at any public or private sale in accordance with Applicable Laws.

(h)Exercise of Other Rights. Administrative Agent shall have all the rights and remedies of a secured party under the UCC and other legal and equitable rights to which it may be entitled, including, without limitation, and without notice to Borrower, the right to continue to collect all payments made on the Leases pledged as Collateral and to apply such payments to the Obligations, and, to the extent permitted by Applicable Law, to sue in its own name the applicable Lease-Merchandise Lessee of any Charged-Off Leases relating to a Lease pledged as Collateral. Administrative Agent may also exercise any and all other rights or remedies afforded by any other Applicable Laws or by the Loan Documents, as Administrative Agent shall deem appropriate, at law, in equity, or otherwise, including but not limited to the right to bring suit or other proceeding, either for specific performance of any covenant or condition contained in the Loan Documents or in aid of the exercise of any right or remedy granted to Administrative Agent in the Loan Documents. Administrative Agent shall also have the right to require Borrower to assemble any of the Collateral not in Administrative Agent’s possession, at Borrower’s expense, and make it available to Administrative Agent at a place to be determined by Administrative Agent that is reasonably convenient to both parties, and Administrative Agent shall have the right to take immediate possession of all or any portion of the Collateral and may enter any of the premises of Borrower or wherever the Collateral shall be located, with or without process of law wherever the Collateral may be, and, to the extent such premises are not the property of Administrative

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Agent, to keep and store the same on said premises until sold (and if said premises be the property of Borrower, Borrower agrees not to charge Administrative Agent for use and occupancy, rent, or storage of the Collateral, for a period of at least forty-five (45) days after sale or disposition of the Collateral). Administrative Agent is not under any obligation to marshal any assets in favor of any Loan Party or any other Person or against or in payment of any or all of the Obligations.

8.2Notice of Sale. Reasonable notification of the time and place of any public sale of the Collateral or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made shall be sent to Borrower and to any other Person entitled under the UCC to notice; provided, however, that if the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Administrative Agent may sell or otherwise dispose of the Collateral without advertisement or other notice of any kind. It is agreed that notice sent not less than ten (10) calendar days prior to the taking of the action to which such notice relates is reasonable notification and notice for the purposes of this Section 8.2. Administrative Agent shall have the right to bid at any public or private sale on its own behalf or on behalf of the Lenders. Out of money arising from any such sale, Administrative Agent shall retain an amount equal to all costs and charges, including reasonable attorneys’ fees, that it has incurred or may incur for advice, counsel, or other legal services or for pursuing, reclaiming, seeking to reclaim, taking, keeping, removing, storing, and advertising such Collateral for sale, selling same, and any and all other charges and expenses in connection therewith and in satisfying any prior Liens thereon. Any balance shall be applied against the Obligations, and in the event of deficiency, Borrower shall remain liable to Administrative Agent and the Lenders. In the event of any surplus, such surplus shall be paid to Borrower or to such other Persons as may be legally entitled to such surplus. If, by reason of any suit or proceeding of any kind, nature, or description against Borrower, or by Borrower or any other party against Administrative Agent, which in Administrative Agent’s sole discretion makes it advisable for Administrative Agent to seek counsel for the protection and preservation of its Liens and security interests, or to defend its own interest, such expenses and counsel fees shall be allowed to Administrative Agent, and the same shall be made a further charge and Lien upon the Collateral.

In view of the fact that federal, state, and other securities laws may impose certain restrictions on the methods by which a sale of certain Collateral may be effected after an Event of Default, Borrower agrees that upon the occurrence and during the continuation of an Event of Default, Administrative Agent may, from time to time, attempt to sell all or any part of such Collateral by means of a private placement restricting the bidding and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for, or with a view to, distribution. In so doing, Administrative Agent may solicit offers to buy such Collateral, or any part of it for cash, from a limited number of investors deemed by Administrative Agent, in its reasonable judgment, to be responsible parties who might be interested in purchasing the Collateral, and if Administrative Agent solicits such offers from not less than two (2) such investors, then the acceptance by Administrative Agent of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposition of such Collateral.

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8.3Application of Collateral; Termination of Agreements. Upon the occurrence and continuation of any Default or Event of Default, Administrative Agent may, with or without proceeding with such sale or foreclosure or demanding payment or performance of the Obligations, without notice, terminate Administrative Agent’s and Lenders’ further performance under this Agreement or any other agreement or agreements between Administrative Agent hereunder and any Loan Party or any Affiliate thereof, without further liability or obligation by Administrative Agent and Lenders’ hereunder. Neither such termination, nor the termination of this Agreement by lapse of time, the giving of notice, or otherwise, shall absolve, release, or otherwise affect the liability of Borrower in respect of transactions prior to such termination, or affect any of the Liens, security interests, rights, powers, and remedies of Administrative Agent or Lenders, but they shall, in all events, continue until all of the Obligations have been satisfied in full.

8.4Rights of Administrative Agent Regarding Collateral. Without limiting any other provision of any Loan Document and in addition to any other rights, options and remedies that Administrative Agent has under the Loan Documents, the UCC, at law or in equity, Administrative Agent may from time to time after the occurrence of a Default or an Event of Default and expiration of all applicable grace and cure periods, take any or all of the following actions:

(a)transfer all or any part of the Collateral into the name of Administrative Agent or its nominee;

(b)take control of the proceeds of any of the Collateral;

(c)extend or renew the Loan or Advances and grant releases, compromises, forbearances, or indulgences with respect to the Obligations, any portion thereof, any extension, or renewal thereof, or any security therefor, to any obligor hereunder or thereunder;

(d)exchange certificates or instruments representing or evidencing the Collateral for certificates or instruments of smaller or larger denominations for any purpose consistent with the terms of this Agreement;

(e)subject to the Specified Collection Accounts Intercreditor Agreement, exercise and or deliver any notice of control over any Deposit Account of Borrower; and

(f)require that all amounts in all Deposit Accounts of Borrower be immediately transferred into a depository account or accounts maintained by Administrative Agent or an Affiliate or agent of Administrative Agent at such bank as Administrative Agent may determine in its sole discretion.

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8.5Delegation of Duties and Rights. Administrative Agent may perform any of its duties and/or exercise any of its rights or remedies under the Loan Documents by or through its officers, directors, employees, attorneys, agents, or other representatives. To the maximum extent practicable in light of all relevant facts and circumstances, Administrative Agent will use commercially reasonable efforts to avoid any duplication of effort and cost to Borrower in connection with any such delegation on their part.

8.6Waivers. THE ACCEPTANCE BY ADMINISTRATIVE AGENT OR ANY LENDER AT ANY TIME AND FROM TIME TO TIME OF PARTIAL PAYMENTS OF THE LOAN OR ADVANCES OR PERFORMANCE OF THE OBLIGATIONS SHALL NOT BE DEEMED A WAIVER OF ANY DEFAULT OR EVENT OF DEFAULT THEN EXISTING. NO WAIVER BY ADMINISTRATIVE AGENT OR ANY LENDER OF ANY DEFAULT OR EVENT OF DEFAULT SHALL BE DEEMED A WAIVER OF ANY OTHER OR SUBSEQUENT DEFAULT OR EVENT OF DEFAULT. NO DELAY OR OMISSION BY ADMINISTRATIVE AGENT OR ANY LENDER IN EXERCISING ANY RIGHT OR REMEDY UNDER THE LOAN DOCUMENTS SHALL IMPAIR SUCH RIGHT OR REMEDY OR BE CONSTRUED AS A WAIVER THEREOF OR AN ACQUIESCENCE THEREIN, NOR SHALL ANY SINGLE OR PARTIAL EXERCISE OF ANY SUCH RIGHT OR REMEDY PRECLUDE OTHER OR FURTHER EXERCISES THEREOF, OR THE EXERCISE OF ANY OTHER RIGHT OR REMEDY UNDER THE LOAN DOCUMENTS OR OTHERWISE.

8.7Cumulative Rights. All rights and remedies available to Administrative Agent and Lenders under the Loan Documents shall be cumulative of and in addition to all other rights and remedies granted to any of Administrative Agent and any Lender under any of the Loan Documents, at law, or in equity, whether or not the Loan is due and payable and whether or not Administrative Agent and Lenders shall have instituted any suit for collection or other action in connection with or pursuant to the Loan Documents.

8.8Expenditures by Administrative Agent. Subject to the limitations set forth in Section 6.1(n), any amounts expended by or on behalf of Administrative Agent and/or any of the Lenders pursuant to the exercise of any right or remedy provided herein or available at law or in equity shall be deemed part of the Obligations, and shall bear interest at the Default Rate from the date of such expenditure until the date repaid.

8.9Diminution in Value of Collateral. Neither Administrative Agent nor any Lender shall have any liability or responsibility whatsoever for any diminution or loss in value of any of the Collateral for acting in good faith and in a commercially reasonable manner with respect to such Collateral.

8.10No Duty of Administrative Agent to Incur Liability. None of the provisions of this Agreement shall require Administrative Agent or any Lender to advance, expend or risk its own funds or otherwise to incur any liability, financial or otherwise, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if Administrative Agent has reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.

8.11Buy-Out Rights.

(a)Class B-1 Buy-Out Right.

(i)At any time following Administrative Agent’s taking any one or more of the enforcement actions described in Section 8.1 or an Event of Default has occurred and is continuing

[Aaron’s] ABL Agreement

for five (5) calendar days (which may be extended by an additional five (5) calendar days at the sole discretion of the Class A Lenders holding in excess of 75.0% of the aggregate Outstanding Legal Balance of the Class A Loans), one or more of the Class B-1 Lenders shall have the option to purchase all (but not less than all) of the right, title, and interest of the Class A Lenders in and to the Obligations related to the Class A Advances subject to the terms and conditions of this Section 8.11(a) (the “Class B-1 Buy-Out Right”), provided, that nothing in this Section 8.11 shall require any Class B-1 Lender to exercise a Class B-1 Buy-Out Right. Following any of the foregoing events and following a request from the Class B-1 Lenders, Administrative Agent shall deliver written notice to the Class B-1 Lenders of (i) the nature of such Event of Default or enforcement actions, as applicable, and (ii) the amount (with supporting detail) of the sum of (1) the Obligations related to the Class A Advances then outstanding and unpaid as of such date, (2) an estimate of the Obligations related to the Class A Advances expected to accrue through the Class B-1 Buy-Out Option Exercise Date (as defined below), (3) all then current and anticipated expenses and indemnities for asserted claims to the extent owing to Class A Lenders by the Borrower in accordance with this Agreement (collectively, the “Expected Class A Purchase Price”). Additionally, to the extent of any existing Protective Advances or costs incurred by Administrative Agent at the direction of or with the support of the Class B-1 Lenders, all such additional amounts shall be automatically added to the Expected Class A Purchase Price.

(ii)The Class B-1 Lenders may exercise and consummate the Class B-1 Buy-Out Right at any time for a period of thirty (30) calendar days following the receipt of written notice of the Expected Class A Purchase Price (the “Class B-1 Buy-Out Option Exercise Period”). To exercise the Class B-1 Buy-Out Right, the Class B-1 Lenders shall deliver written notice (a “Class B-1 Buy-Out Notice”) to the Administrative Agent, which notice shall (i) be irrevocable (unless the Final Class A Purchase Price (as defined below) is more than $150,000 higher than the Expected Class A Purchase Price, in which case, unless waived by the Class A Lenders, such Class B-1 Buy-Out Notice may be revoked in the sole and absolute discretion of the Class B-1 Lenders at any time prior to the Class B-1 Buy-Out Option Exercise Date (which such revocation, for the avoidance of doubt, shall automatically and irrevocably terminate such Class B-1 Buy-Out Right pursuant to this Section 8.11(a) with respect to the then applicable Event(s) of Default and/or enforcement actions, but shall not waive any future Class B-1 Buy-Out Right to the extent such Event(s) of Default and/or enforcement actions are subsequently waived pursuant to the terms of this Agreement) and (ii) specify the date (the “Class B-1 Buy-Out Option Exercise Date”) on which the Class B-1 Buy-Out Right is to be exercised by the Class B-1 Lenders, which date must be a Business Day no later than thirty (30) calendar days after the date of delivery of the Expected Class A Purchase Price.

(iii)At least two (2) Business Days prior to the Class B-1 Buy-Out Option Exercise Date (and any delay in Administrative Agent sending such notice shall automatically extend the Class B-1 Buy-Out Option Exercise Date), the Administrative Agent shall deliver written notice of the Final Class A Purchase Price (as defined below). On the Class B-1 Buy-Out Option Exercise Date, the Class A Lenders shall sell to the Class B-1 Lenders, and the Class B-1 Lenders shall purchase from the Class A Lenders all of the right, title, and interest of the Class A Lenders in and to the Obligations related to the Class A Advances and the Loan Documents, in each case by paying to the Class A Lenders in cash a purchase price (the “Final Class A Purchase Price”) equal to the sum of:

(A)the Outstanding Legal Balance with respect to the Class A Advances, including accrued and unpaid interest thereon, and any unpaid fees and other amounts, to the extent earned or due and payable in accordance with this Agreement, excluding any Yield Maintenance Fee; provided that, to the extent that the Class A Lenders would be owed any Yield Maintenance Fees within one hundred and twenty (120) days of the Class B-1 Buy-Out Option Exercise Date, but for the Class B-1 Lenders’ exercise of the Class B-1 Buy-Out Right, the Class B-1 Lenders agree to turn over to the Class A Lenders to whom they paid the Final Class A Purchase Price, as an addition to the Final

[Aaron’s] ABL Agreement

Class A Purchase Price, such Yield Maintenance Fees actually received by such Class B-1 Lenders within such time period; and

(B)all expenses and indemnities for asserted claims to the extent owing to Class A Lenders by the Borrower in accordance with this Agreement.

(iv)Upon the payment of the Final Class A Purchase Price by the Class B-1 Lenders, each Class A Lender shall be deemed to represent and warrant to the Class B-1 Lenders that (A) the Final Class A Purchase Price represents the true, correct and accurate amount owing to the Class A Lenders with respect to the Obligations related to the Class A Advances, (B) such Class A Advances are being conveyed to the Class B-1 Lenders free and clear of any Liens of the Class A Lenders, (C) it owns or has the right to transfer to the Class B-1 Lenders the rights being transferred, (D) to such Lender’s knowledge, there are no claims made or threatened against such Class A Lender related to the Class A Advances that have not been disclosed to the Class B-1 Lenders prior to the payment of the Final Class A Purchase Price (and to the extent Class A Lenders provide such disclosure after delivery of the Class B-1 Buy-Out Notice from Class B-1 Lenders, such Class B-1 Buy-Out Notice may be revoked in the sole and absolute discretion of the Class B-1 Lenders (which such revocation, for the avoidance of doubt, shall automatically and irrevocably terminate such Class B-1 Buy-Out Right pursuant to this Section 8.11(a) with respect to the then applicable Event(s) of Default and/or enforcement actions, but shall not waive any future Class B-1 Buy-Out Right to the extent such Event(s) of Default and/or enforcement actions are subsequently waived pursuant to this Agreement) and (E) no approval of any Governmental Authority is required for the sale or transfer of the Class A Advances.

(v)The assignment by each of the Class A Lenders of its right, title, and interest with respect to the Class A Advances and the Loan Documents shall be at no expense to the Class B-1 Lenders other than the payment of the Final Class A Purchase Price.

(vi)In the event the Class B-1 Lenders do not deliver a Class B-1 Buy-Out Notice, then the Administrative Agent may sell, dispose or auction off the Collateral in accordance with Section 8.1 or otherwise in accordance with this Agreement and the other Loan Documents or Applicable Law and (A) Administrative Agent shall (I) provide Class B-1 Lenders with at least ten (10) days advance written notice of any Proposed Sale, (II) deliver to Class B-1 Lenders any bid procedures and other notices or instructions provided to other prospective or qualified purchasers or bidders with respect to such Proposed Sale at the same time such information is provided to such prospective or qualified purchasers or bidders, (III) provide to the Class B-1 Lenders all bid packages, information memoranda or other information provided to, and grant Class B-1 Lenders access to the Collateral, Borrower or any data room or other information that is also afforded to, any other prospective purchasers or bidders in connection with such Proposed Sale at the same time such information is provided, or access is granted, to such prospective purchasers or bidders, and (IV) not take any action to exclude or preclude any Class B-1 Lender from submitting a bid, offer, or from participating in, any Proposed Sale and (B) Administrative Agent, Class A Lenders and Borrower agree that Class B-1 Lenders may submit a bid or offer, and participate in, any Proposed Sale in the same fashion and manner as any other third party purchaser or bidder that is participating in such Proposed Sale and that the Class B-1 Lenders may submit a credit bid as a component of their bid at such Proposed Sale and offset against a portion of the purchase price for such Collateral the amount of any Obligations in respect of the Class B-1 Advances, only to the extent that the cash component of such offer is sufficient to pay in full in cash all Obligations under this Agreement owing to Administrative Agent and the Class A Lenders (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted) in connection with the closing of such bid; provided, further, that, for the avoidance of doubt, nothing in this Section 8.11(a) shall preclude the Administrative Agent from (i) collecting and running off the Collateral, (ii) exercising rights and remedies other than selling, disposing or auctioning off the Collateral or (iii)

[Aaron’s] ABL Agreement

otherwise preparing to sell, dispose or auction off the Collateral, in each case, during the Class B-1 Buy-Out Option Exercise Period in accordance with the terms of this Agreement and the other Loan Documents (including complying with any obligations set forth in clauses (I) through (IV) above).

(b)Class B-2 Buy-Out Right.

(i)At any time following Administrative Agent’s taking any one or more of the enforcement actions described in Section 8.1 or an Event of Default has occurred and is continuing for thirty (30) days, one or more of the Class B-2 Lenders shall have the option to purchase all (but not less than all) of the right, title, and interest of the Class A Lenders and the Class B-1 Lenders in and to the Obligations related to the Class A Advances and the Class B-1 Advances subject to the terms and conditions of this Section 8.11(b) (the “Class B-2 Buy-Out Right”), provided, that nothing in this Section 8.11 shall require any Class B-2 Lender to exercise a Class B-2 Buy-Out Right. Following any of the foregoing events and following a request from the Class B-2 Lenders, Administrative Agent shall deliver written notice to the Class B-2 Lenders of (i) the nature of such Event of Default or enforcement actions, as applicable, and (ii) the amount (with supporting detail) of the sum of (1) the Obligations related to the Class A Advances and the Class B-1 Advances then outstanding and unpaid as of such date, (2) an estimate of the Obligations related to the Class A Advances and the Class B-1 Advances expected to accrue through the Class B-2 Buy-Out Option Exercise Date (as defined below), (3) all then current and anticipated expenses and indemnities for asserted claims to the extent owing to Class A Lenders and Class B-1 Lenders by the Borrower in accordance with this Agreement (collectively, the “Expected Class A-B-1 Purchase Price”). Additionally, to the extent of any existing Protective Advances or costs incurred by Administrative Agent at the direction of or with the support of the Class B-2 Lenders, all such additional amounts shall be automatically added to the Expected Class A-B-1 Purchase Price.

(ii)The Class B-2 Lenders may exercise and consummate the Class B-2 Buy-Out Right at any time for a period of thirty (30) calendar days following the receipt of written notice of the Expected Class A-B-1 Purchase Price (the “Class B-2 Buy-Out Option Exercise Period”). To exercise the Class B-2 Buy-Out Right, the Class B-2 Lenders shall deliver written notice (a “Class B-2 Buy-Out Notice”) to the Administrative Agent, which notice shall (i) be irrevocable (unless the Final Class A-B-1 Purchase Price (as defined below) is more than $150,000 higher than the Expected Class A-B-1 Purchase Price, in which case, unless waived by the Class A Lenders and the Class B-1 Lenders, such Class B-2 Buy-Out Notice may be revoked in the sole and absolute discretion of the Class B-2 Lenders at any time prior to the Class B-2 Buy-Out Option Exercise Date (which such revocation, for the avoidance of doubt, shall automatically and irrevocably terminate such Class B-2 Buy-Out Right pursuant to this Section 8.11(b) with respect to the then applicable Event(s) of Default and/or enforcement actions, but shall not waive any future Class B-2 Buy-Out Right to the extent such Event(s) of Default and/or enforcement actions are subsequently waived pursuant to the terms of this Agreement) and (ii) specify the date (the “Class B-2 Buy-Out Option Exercise Date”) on which the Class B-2 Buy-Out Right is to be exercised by the Class B-2 Lenders, which date must be a Business Day no later than thirty (30) calendar days after the date of delivery of the Expected Class A-B-1 Purchase Price.

(iii)At least two (2) Business Days prior to the Class B-2 Buy-Out Option Exercise Date (and any delay in Administrative Agent sending such notice shall automatically extend the Class B-2 Buy-Out Option Exercise Date), the Administrative Agent shall deliver written notice of the Final Class A-B-1 Purchase Price (as defined below). On the Class B-2 Buy-Out Option Exercise Date, the Class A Lenders and the Class B-1 Lenders shall sell to the Class B-2 Lenders, and the Class B-2 Lenders shall purchase from the Class A Lenders and the Class B-1 Lenders all of the right, title, and interest of the Class A Lenders and the Class B-1 Lenders in and to the Obligations related to the Class A Advances, the Class B-1 Advances and the Loan Documents, in each case by paying to the Class A

[Aaron’s] ABL Agreement

Lenders and the Class B-1 Lenders in cash a purchase price (the “Final Class A-B-1 Purchase Price”) equal to the sum of:

(A)the Outstanding Legal Balance with respect to the Class A Advances, including accrued and unpaid interest thereon, and any unpaid fees and other amounts, to the extent earned or due and payable in accordance with this Agreement, excluding any Yield Maintenance Fee; provided that, to the extent that the Class A Lenders would be owed any Yield Maintenance Fees within one hundred and twenty (120) days of the Class B-2 Buy-Out Option Exercise Date, but for the Class B-2 Lenders’ exercise of the Class B-2 Buy-Out Right, the Class B-2 Lenders agree to turn over to the Class A Lenders to whom they paid the Final Class A-B-1 Purchase Price, as an addition to the Final Class A-B-1 Purchase Price, such Yield Maintenance Fees;

(B)the Outstanding Legal Balance with respect to the Class B-1 Advances, including accrued and unpaid interest thereon, and any unpaid fees and other amounts, to the extent earned or due and payable in accordance with this Agreement, provided, that, to the extent that the Class B-1 Lenders would be owed any Yield Maintenance Fees within one hundred and twenty (120) days of the Class B-2 Buy-Out Option Exercise Date, but for the Class B-2 Lenders’ exercise of the Class B-2 Buy-Out Right, the Class B-2 Lenders agree to turn over to the Class B-1 Lenders to whom they paid the Final Class A-B-1 Purchase Price, as an addition to the Class A-B-1 Purchase Price, such Yield Maintenance Fees actually received by such Class B-2 Lenders within such time period;

(C)all expenses and indemnities for asserted claims to the extent owing to Class A Lenders by the Borrower in accordance with this Agreement; and

(D)all expenses and indemnities for asserted claims to the extent owing to Class B-1 Lenders by the Borrower in accordance with this Agreement.

(iv)Upon the payment of the Final Class A-B-1 Purchase Price by the Class B-2 Lenders, each Class A Lender and Class B-1 Lender shall be deemed to represent and warrant to the Class B-2 Lenders that (A) the Final Class A-B-1 Purchase Price represents the true, correct and accurate amount owing to the Class A Lenders and the Class B-1 Lenders with respect to the Obligations related to the Class A Advances and the Class B-1 Advances, (B) such Class A Advances and Class B-1 Advances are being conveyed to the Class B-2 Lenders free and clear of any Liens of the Class A Lenders and the Class B-1 Lenders, (C) it owns or has the right to transfer to the Class B-2 Lenders the rights being transferred, (D) to such Lender’s knowledge, there are no claims made or threatened against such Class A Lender related to the Class A Advances or such Class B-1 Lenders related to the Class B-1 Advances, as applicable, that have not been disclosed to the Class B-2 Lenders prior to the payment of the Final Class A-B-1 Purchase Price (and to the extent Class A Lenders and/or Class B-1 Lenders provide such disclosure after delivery of the Class B-2 Buy-Out Notice from Class B-2 Lenders, such Class B-2 Buy-Out Notice may be revoked in the sole and absolute discretion of the Class B-2 Lenders (which such revocation, for the avoidance of doubt, shall automatically and irrevocably terminate such Class B-2 Buy-Out Right pursuant to this Section 8.11(b) with respect to the then applicable Event(s) of Default and/or enforcement actions, but shall not waive any future Class B-2 Buy-Out Right to the extent such Event(s) of Default and/or enforcement actions are subsequently waived pursuant to this Agreement) and (E) no approval of any Governmental Authority is required for the sale or transfer of the Class A Advances and the Class B-1 Advances.

(v)The assignment by each of the Class A Lenders and the Class B-1 Lenders of its right, title, and interest with respect to the Class A Advances, the Class B-1 Advances and

[Aaron’s] ABL Agreement

the Loan Documents shall be at no expense to the Class B-2 Lenders other than the payment of the Final Class A-B-1 Purchase Price.

(vi)In the event the Class B-2 Lenders do not deliver a Class B-2 Buy-Out Notice, then the Administrative Agent may sell, dispose or auction off the Collateral in accordance with Section 8.1 or otherwise in accordance with this Agreement and the other Loan Documents or Applicable Law and (A) Administrative Agent shall (I) provide Class B-2 Lenders with at least ten (10) days advance written notice of any Proposed Sale, (II) deliver to Class B-2 Lenders any bid procedures and other notices or instructions provided to other prospective or qualified purchasers or bidders with respect to such Proposed Sale at the same time such information is provided to such prospective or qualified purchasers or bidders, (III) provide to the Class B-2 Lenders all bid packages, information memoranda or other information provided to, and grant Class B-2 Lenders access to the Collateral, Borrower or any data room or other information that is also afforded to, any other prospective purchasers or bidders in connection with such Proposed Sale at the same time such information is provided, or access is granted, to such prospective purchasers or bidders, and (IV) not take any action to exclude or preclude any Class B-2 Lender from submitting a bid, offer, or from participating in, any Proposed Sale and (B) Administrative Agent, Class A Lenders, Class B-1 Lenders and Borrower agree that Class B-2 Lenders may submit a bid or offer, and participate in, any Proposed Sale in the same fashion and manner as any other third party purchaser or bidder that is participating in such Proposed Sale and that the Class B-2 Lenders may submit a credit bid as a component of their bid at such Proposed Sale and offset against a portion of the purchase price for such Collateral the amount of any Obligations in respect of the Class B-2 Advances, only to the extent that the cash component of such offer is sufficient to pay in full in cash all Obligations under this Agreement owing to Administrative Agent, the Class A Lenders and the Class B-1 Lenders (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted) in connection with the closing of such bid; provided, further, that, for the avoidance of doubt, nothing in this Section 8.11(b) shall preclude the Administrative Agent from (i) collecting and running off the Collateral, (ii) exercising rights and remedies other than selling, disposing or auctioning off the Collateral or (iii) otherwise preparing to sell, dispose or auction off the Collateral, in each case, during the Class B-2 Buy-Out Option Exercise Period in accordance with the terms of this Agreement and the other Loan Documents (including complying with any obligations set forth in clauses (I) through (IV) above).

(c)Class C Buy-Out Right.

(i)At any time following Administrative Agent’s taking any one or more of the enforcement actions described in Section 8.1 or an Event of Default has occurred and is continuing for thirty (30) days, one or more of the Class C Lenders shall have the option to purchase all (but not less than all) of the right, title, and interest of the Class A Lenders, the Class B-1 Lenders and the Class B-2 Lenders in and to the Obligations related to the Class A Advances, the Class B-1 Advances and the Class B-2 Advances subject to the terms and conditions of this Section 8.11(b) (the “Class C Buy-Out Right”), provided, that nothing in this Section 8.11 shall require any Class C Lender to exercise a Class C Buy-Out Right. Following any of the foregoing events and following a request from the Class C Lenders, Administrative Agent shall deliver written notice to the Class C Lenders of (i) the nature of such Event of Default or enforcement actions, as applicable, and (ii) the amount (with supporting detail) of the sum of (1) the Obligations related to Class A Advances, the Class B-1 Advances and the Class B-2 Advances then outstanding and unpaid as of such date, (2) an estimate of the Obligations related to the Class A Advances, the Class B-1 Advances and the Class B-2 Advances expected to accrue through the Class C Buy-Out Option Exercise Date (as defined below), (3) all then current and anticipated expenses and indemnities for asserted claims to the extent owing to Class A Lenders, Class B-1 Lenders and Class B-2 Lenders by the Borrower in accordance with this Agreement (collectively, the “Expected Class A-B1-B2 Purchase Price”). Additionally, to the extent of any existing Protective Advances or costs

[Aaron’s] ABL Agreement

incurred by Administrative Agent at the direction of or with the support of the Class C Lenders, all such additional amounts shall be automatically added to the Expected Class A-B1-B2 Purchase Price.

(ii)The Class C Lenders may exercise and consummate the Class C Buy-Out Right at any time for a period of thirty (30) calendar days following the receipt of written notice of the Expected Class A-B1-B2 Purchase Price (the “Class C Buy-Out Option Exercise Period”). To exercise the Class C Buy-Out Right, the Class C Lenders shall deliver written notice (a “Class C Buy-Out Notice”) to the Administrative Agent, which notice shall (i) be irrevocable (unless the Final Class A-B1-B2 Purchase Price (as defined below) is more than $150,000 higher than the Expected Class A-B1-B2 Purchase Price, in which case, unless waived by the Class A Lenders, the Class B-1 Lenders and the Class B-2 Lenders, such Class C Buy-Out Notice may be revoked in the sole and absolute discretion of the Class C Lenders at any time prior to the Class C Buy-Out Option Exercise Date (which such revocation, for the avoidance of doubt, shall automatically and irrevocably terminate such Class C Buy-Out Right pursuant to this Section 8.11(b) with respect to the then applicable Event(s) of Default and/or enforcement actions, but shall not waive any future Class C Buy-Out Right to the extent such Event(s) of Default and/or enforcement actions are subsequently waived pursuant to the terms of this Agreement) and (ii) specify the date (the “Class C Buy-Out Option Exercise Date”) on which the Class C Buy-Out Right is to be exercised by the Class C Lenders, which date must be a Business Day no later than thirty (30) calendar days after the date of delivery of the Expected Class A-B1-B2 Purchase Price.

(iii)At least two (2) Business Days prior to the Class C Buy-Out Option Exercise Date (and any delay in Administrative Agent sending such notice shall automatically extend the Class C Buy-Out Option Exercise Date), the Administrative Agent shall deliver written notice of the Final Class A-B1-B2 Purchase Price (as defined below). On the Class C Buy-Out Option Exercise Date, the Class A Lenders, the Class B-1 Lenders and the Class B-2 Lenders shall sell to the Class C Lenders, and the Class C Lenders shall purchase from the Class A Lenders, the Class B-1 Lenders and the Class B-2 Lenders all of the right, title, and interest of the Class A Lenders, the Class B-1 Lenders and the Class B-2 Lenders in and to the Obligations related to the Class A Advances, the Class B-1 Advances, the Class B-2 Advances and the Loan Documents, in each case by paying to the Class A Lenders, the Class B-1 Lenders and the Class B-2 Lenders in cash a purchase price (the “Final Class A-B1-B2 Purchase Price”) equal to the sum of:

(A)the Outstanding Legal Balance with respect to the Class A Advances, including accrued and unpaid interest thereon, and any unpaid fees and other amounts, to the extent earned or due and payable in accordance with this Agreement, excluding any Yield Maintenance Fee; provided that, to the extent that the Class A Lenders would be owed any Yield Maintenance Fees within one hundred and twenty (120) days of the Class C Buy-Out Option Exercise Date, but for the Class C Lenders’ exercise of the Class C Buy-Out Right, the Class C Lenders agree to turn over to the Class A Lenders to whom they paid the Final Class A-B1-B2 Purchase Price, as an addition to the Final Class A-B1-B2 Purchase Price, such Yield Maintenance Fees;

(B)the Outstanding Legal Balance with respect to the Class B-1 Advances, including accrued and unpaid interest thereon, and any unpaid fees and other amounts, to the extent earned or due and payable in accordance with this Agreement, provided, that, to the extent that the Class B-1 Lenders would be owed any Yield Maintenance Fees within one hundred and twenty (120) days of the Class C Buy-Out Option Exercise Date, but for the Class C Lenders’ exercise of the Class C Buy-Out Right, the Class C Lenders agree to turn over to the Class B-1 Lenders to whom they paid the Final Class A-B1-B2 Purchase Price, as an addition to the Class A-B1-B2 Purchase Price, such Yield Maintenance Fees actually received by such Class C Lenders within such time period;

[Aaron’s] ABL Agreement

(C)the Outstanding Legal Balance with respect to the Class B-2 Advances, including accrued and unpaid interest thereon, and any unpaid fees and other amounts, to the extent earned or due and payable in accordance with this Agreement, provided, that, to the extent that the Class B-2 Lenders would be owed any Yield Maintenance Fees within one hundred and twenty (120) days of the Class C Buy-Out Option Exercise Date, but for the Class C Lenders’ exercise of the Class C Buy-Out Right, the Class C Lenders agree to turn over to the Class B-2 Lenders to whom they paid the Final Class A-B1-B2 Purchase Price, as an addition to the Class A-B1-B2 Purchase Price, such Yield Maintenance Fees actually received by such Class C Lenders within such time period;

(D)all expenses and indemnities for asserted claims to the extent owing to Class A Lenders by the Borrower in accordance with this Agreement;

(E)all expenses and indemnities for asserted claims to the extent owing to Class B-1 Lenders by the Borrower in accordance with this Agreement; and

(F)all expenses and indemnities for asserted claims to the extent owing to Class B-2 Lenders by the Borrower in accordance with this Agreement.

(iv)Upon the payment of the Final Class A-B1-B2 Purchase Price by the Class C Lenders, each Class A Lender, Class B-1 Lender and Class B-2 Lender shall be deemed to represent and warrant to the Class C Lenders that (A) the Final Class A-B1-B2 Purchase Price represents the true, correct and accurate amount owing to the Class A Lenders, the Class B-1 Lenders and the Class B-2 Lenders with respect to the Obligations related to the Class A Advances, the Class B-1 Advances and the Class B-2 Advances, (B) such Class A Advances, Class B-1 Advances and Class 2 Advances are being conveyed to the Class C Lenders free and clear of any Liens of the Class A Lenders, the Class B-1 Lenders and the Class B-2 Lenders, (C) it owns or has the right to transfer to the Class C Lenders the rights being transferred, (D) to such Lender’s knowledge, there are no claims made or threatened against such Class A Lender related to the Class A Advances, such Class B-1 Lenders related to the Class B-1 Advances or such Class B-2 Lenders related to the Class B-2 Advances, as applicable, that have not been disclosed to the Class C Lenders prior to the payment of the Final Class A-B1-B2 Purchase Price (and to the extent Class A Lenders, Class B-1 Lenders and/or Class B-2 Lenders provide such disclosure after delivery of the Class C Buy-Out Notice from Class C Lenders, such Class C Buy-Out Notice may be revoked in the sole and absolute discretion of the Class C Lenders (which such revocation, for the avoidance of doubt, shall automatically and irrevocably terminate such Class C Buy-Out Right pursuant to this Section 8.11(b) with respect to the then applicable Event(s) of Default and/or enforcement actions, but shall not waive any future Class C Buy-Out Right to the extent such Event(s) of Default and/or enforcement actions are subsequently waived pursuant to this Agreement) and (E) no approval of any Governmental Authority is required for the sale or transfer of the Class A Advances, the Class B-1 Advances and the Class B-2 Advances.

(v)The assignment by each of the Class A Lenders, the Class B-1 Lenders and the Class B-2 Lenders of its right, title, and interest with respect to the Class A Advances, the Class B-1 Advances, the Class B-2 Advances and the Loan Documents shall be at no expense to the Class C Lenders other than the payment of the Final Class A-B1-B2 Purchase Price.

(vi)In the event the Class C Lenders do not deliver a Class C Buy-Out Notice, then the Administrative Agent may sell, dispose or auction off the Collateral in accordance with Section 8.1 or otherwise in accordance with this Agreement and the other Loan Documents or Applicable Law and (A) Administrative Agent shall (I) provide Class C Lenders with at least ten (10) days advance written notice of any Proposed Sale, (II) deliver to Class C Lenders any bid procedures and other notices or instructions provided to other prospective or qualified purchasers or bidders with respect to such

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Proposed Sale at the same time such information is provided to such prospective or qualified purchasers or bidders, (III) provide to the Class C Lenders all bid packages, information memoranda or other information provided to, and grant Class C Lenders access to the Collateral, Borrower or any data room or other information that is also afforded to, any other prospective purchasers or bidders in connection with such Proposed Sale at the same time such information is provided, or access is granted, to such prospective purchasers or bidders, and (IV) not take any action to exclude or preclude any Class C Lender from submitting a bid, offer, or from participating in, any Proposed Sale and (B) Administrative Agent, Class A Lenders, Class B-1 Lenders, Class B-2 Lenders and Borrower agree that Class C Lenders may submit a bid or offer, and participate in, any Proposed Sale in the same fashion and manner as any other third party purchaser or bidder that is participating in such Proposed Sale and that the Class C Lenders may submit a credit bid as a component of their bid at such Proposed Sale and offset against a portion of the purchase price for such Collateral the amount of any Obligations in respect of the Class C Advances, only to the extent that the cash component of such offer is sufficient to pay in full in cash all Obligations under this Agreement owing to Administrative Agent, the Class A Lenders, the Class B-1 Lenders and the Class B-2 Lenders (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted) in connection with the closing of such bid; provided, further, that, for the avoidance of doubt, nothing in this Section 8.11(b) shall preclude the Administrative Agent from (i) collecting and running off the Collateral, (ii) exercising rights and remedies other than selling, disposing or auctioning off the Collateral or (iii) otherwise preparing to sell, dispose or auction off the Collateral, in each case, during the Class C Buy-Out Option Exercise Period in accordance with the terms of this Agreement and the other Loan Documents (including complying with any obligations set forth in clauses (I) through (IV) above).

Section 9CERTAIN RIGHTS OF ADMINISTRATIVE AGENT

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9.1Protection of Collateral. Administrative Agent may, at any time and from time to time, take such actions as Administrative Agent reasonably deems necessary or appropriate to protect Administrative Agent’s Liens and security interests in and to preserve the Collateral, and to establish, maintain, and protect the enforceability of Administrative Agent’s rights with respect thereto, all at the expense of Borrower. Borrower agrees to cooperate fully with all of Administrative Agent’s reasonable efforts to preserve the Collateral and Administrative Agent’s Liens, security interests, and rights and will take such actions to preserve the Collateral and Administrative Agent’s Liens, security interests, and rights as Administrative Agent may reasonably direct, including, without limitation, by promptly paying, upon Administrative Agent’s demand therefor, all documentary stamp taxes or other Taxes that may be or may become due in respect of any of the Collateral. All of Administrative Agent’s reasonable and documented expenses of preserving the Collateral and its Liens and security interests and rights therein shall be added to the Obligations and secured by the Collateral.

9.2Performance by Administrative Agent. If Borrower fails to perform any agreement contained herein, subject to any notice or cure periods, Administrative Agent may itself perform, or cause the performance of, such agreement, and the expenses of Administrative Agent incurred in connection therewith shall be payable by Borrower. In no event, however, shall Administrative Agent have any obligation or duty whatsoever to perform any covenant or agreement of Borrower contained herein, in any of the other Loan Documents, and any such performance by Administrative Agent shall be wholly discretionary with Administrative Agent. The performance by Administrative Agent of any agreement or covenant of Borrower on any occasion shall not give rise to any duty on the part of Administrative Agent to perform any such agreements or covenants on any other occasion or at any time. In addition, Borrower acknowledges that Administrative Agent shall not at any time or under any circumstances whatsoever have any duty to Borrower or to any other Person to exercise any of Administrative Agent’s rights or remedies hereunder.

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9.3No Liability of Administrative Agent. Administrative Agent is obligated to perform all of its covenants and obligations hereunder, subject to all of the terms, provisions, and conditions hereof and of the other Loan Documents. However, neither the execution of this Agreement or any of the other Loan Documents by Administrative Agent nor the exercise of any rights hereunder or thereunder by Administrative Agent shall be construed in any way as an assumption by Administrative Agent of any obligations, responsibilities, or duties of Borrower arising in connection with all or any portion of the Collateral, under any Applicable Laws, or in connection with any other business of Borrower or the Collateral, nor shall it otherwise bind Administrative Agent to the performance of any obligations with respect to the Collateral, it being expressly understood that Administrative Agent shall not be obligated to perform, observe, or discharge any obligation, responsibility, duty, or liability of Borrower with respect to any of the Collateral, or under any Applicable Laws, including, but not limited to, appearing in or defending any action, expending any money, or incurring any expense in connection therewith. Without limiting the foregoing, neither this Agreement, any action or actions on the part of Administrative Agent taken hereunder nor the acquisition of the Leases pledged as Collateral, and/or the other Collateral by Administrative Agent prior to or following the occurrence of a Default or an Event of Default shall constitute an assumption by Administrative Agent of any obligations of Borrower with respect to the Collateral, or any documents or instruments executed in connection therewith, and Borrower shall continue to be liable for all of its obligations thereunder or with respect thereto. Borrower hereby agrees to indemnify (and at Administrative Agent’s option protect and defend), and hold the Indemnified Lender Parties harmless from and against any and all claims, demands, causes of action, losses, damages, liabilities, suits, costs, and expenses, including, without limitation, reasonable costs of settlement, attorneys’ fees and court costs, asserted against or incurred by any of the Indemnified Lender Parties by reason of, arising out of, or connected in any way with (a) any failure or alleged failure of Borrower to perform any of its covenants or obligations with respect to all or any portion of the Collateral; (b) a breach of any certification, representation, warranty, or covenant of Borrower set forth in any of the Loan Documents; (c) the ownership of the Leases pledged as Collateral, the other Collateral, and the rights, titles, and interests assigned hereby, or intended so to be; (d) the debtor-creditor relationships between Borrower, on the one hand, and Administrative Agent (and their respective successors, assigns, participants, and subparticipants), on the other; or (e) the Leases pledged as Collateral, other than damages to the extent caused by Administrative Agent’s gross negligence, fraud or willful misconduct or a breach of the Administrative Agent’s obligations under this Agreement and the Loan Documents. The obligations of Borrower to indemnify, protect, defend, and hold the Indemnified Lender Parties harmless as provided in this Agreement are absolute, unconditional, present, and continuing, and shall not be dependent upon or affected by the genuineness, validity, regularity, or enforceability of any claim, demand, or suit from which the Indemnified Lender Parties are indemnified. The indemnity provisions in this Section 9.3 shall survive the Discharge of Secured Obligations and the termination of this Agreement and remain binding and enforceable against Borrower, together with any of its successors and assigns. If a court of competent jurisdiction should determine that Borrower is entitled to recover damages from the Indemnified Lender Parties for any reason or upon any cause, claim, or counterclaim, in connection with the Loan or the transactions provided for or contemplated pursuant to this Agreement or the other Loan Documents, Borrower stipulates and agrees that any such damages or awards shall be limited to compensatory damages only, and that under no circumstances whatsoever shall the Indemnified Lender Parties be liable to Borrower, or any Affiliate thereof for exemplary or punitive damages, all of which are hereby waived by Borrower.

9.4Right to Defend Action Affecting Security. Administrative Agent may, at Borrower’s expense, appear in and defend any action or proceeding, at law or in equity, that Administrative Agent in good faith believes may affect the Liens or security interests granted under this Agreement, including, without limitation, with respect to the Leases pledged as Collateral, the other Collateral, or Administrative Agent’s rights under any of the Loan Documents.

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9.5Administrative Agent’s Right of Set-Off. Each of Administrative Agent and each Lender shall have the right to set-off against any or all of the Collateral any Obligations then due and unpaid by Borrower.

9.6Notice to Lease-Merchandise Lessees. Borrower hereby authorizes Administrative Agent, and after the occurrence of a Backup Servicing Trigger Event, the Backup Servicer (but neither Administrative Agent nor Backup Servicer shall be obligated), to communicate at any time and from time to time after the occurrence and during the continuation of an Event of Default with any Person primarily or secondarily liable under a Lease pledged as Collateral with regard to the Lien of Administrative Agent thereon and any other matter relating thereto, and, at the request of Administrative Agent, Borrower shall deliver to Administrative Agent notifications to such Persons executed in blank by Borrower and in form acceptable to Administrative Agent, pursuant to which such Persons are directed to remit all payments in respect of the Collateral to the Borrower Collection Account or as Administrative Agent may otherwise require.

9.7Collection of Leases. Following the occurrence of a Backup Servicing Trigger Event, Administrative Agent shall have the right to require that all payments made under the Leases pledged as Collateral be paid directly to Administrative Agent, and Administrative Agent is hereby authorized to receive, collect, hold, and apply the same in accordance with the provisions of this Agreement. In the event that following the occurrence of a Backup Servicing Trigger Event, Administrative Agent does not receive any renewal payment amount or return of the applicable Lease Merchandise under any of such Leases pledged as Collateral on or prior to the applicable lease renewal date, Administrative Agent may, at its election (but without any obligation to do so), request Backup Servicer to give notice of such event of default to the defaulting party or parties, and Administrative Agent shall have the right (but not the obligation), subject to the terms of such instruments, to enforce any remedies of any of such Leases pledged as Collateral that are in default and to enforce any remedies available to the holder of such Leases, with respect to such event of default. Borrower hereby further authorizes, directs, and empowers Administrative Agent (or any Person as may be designated by Administrative Agent in writing) to collect and receive all checks and drafts evidencing such payments and to endorse such checks or drafts in the name of Borrower and, upon such endorsements, to collect and receive the money therefor. Subject to Applicable Law, Borrower also authorizes Administrative Agent’s agents to conduct verifications of such Leases by contacting the related Lease-Merchandise Lessees directly. The right to endorse checks and drafts granted pursuant to the preceding sentence is irrevocable by Borrower, and the banks or banks paying such checks or drafts upon such endorsements, as well as the signers of the same, shall be as fully protected as though the checks or drafts had been endorsed by Borrower.

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9.8Power of Attorney. Borrower does hereby irrevocably constitute and appoint Administrative Agent as Borrower’s true and lawful agent and attorney-in-fact, with full power of substitution, for Borrower, and in Borrower’s name, place, and stead, or otherwise, to (a) endorse any checks, drafts, money orders and other instruments for the payment of money payable to Borrower in the name of Borrower and in favor of Administrative Agent as provided in Section 9.7; (b) execute and/or file in the name of Borrower any financing statements, amendments to financing statements, schedules to financing statements, releases or terminations thereof, assignments, instruments or documents that it is obligated to execute and/or file under any of the Loan Documents (to the extent Borrower fails to so execute and/or file any of the foregoing within two (2) Business Days of Administrative Agent’s request or the time when Borrower is otherwise obligated to do so); (c) execute and/or file in the name of Borrower assignments, instruments, documents, schedules and statements that it is obligated to give Administrative Agent under any of the Loan Documents (to the extent Borrower fails to so execute and/or file any of the foregoing within two (2) Business Days of Administrative Agent’s request or the time when Borrower is otherwise obligated to do so); (d) from time to time upon the occurrence and during the continuation of an Event of Default, to demand and receive from time to time any and all property, rights, titles, interests, and Liens (which are related to Administrative Agent’s Collateral) hereby sold, assigned, and transferred, or intended so to be, and to give receipts for same; (e) upon a Backup Servicing Trigger Event, to collect all rent, revenues, and income, pursuant to the terms of any Leases or other item pledged as Collateral; (f) from time to time upon the occurrence and during the continuation of an Event of Default, to institute and prosecute, in Administrative Agent’s own name, any and all proceedings at law, in equity, or otherwise, that Administrative Agent may deem proper in order to collect, assert, or enforce any claim, right, or title, of any kind, in and to the property, rights, titles, interests, and Liens hereby sold, assigned, or transferred, or intended so to be, and to defend and compromise any and all actions, suits, or proceedings in respect of any of the said property, rights, titles, interests, and Liens, including without limitation any and all claims that Borrower may have against any Servicer under the Servicing Agreement; and (g) upon a Backup Servicing Trigger Event, to change Borrower’s post office mailing addresses in connection with the Collateral and do all and any such acts and things in relation to the Collateral as Administrative Agent shall in good faith deem advisable, to make, create, maintain, continue, enforce or perfect Administrative Agent’s Lien on or rights in any Collateral. In addition, if any Servicer breaches its obligation hereunder to direct payments or proceeds of any Collateral directly to a Specified Collection Account as provided herein, Administrative Agent, as the irrevocably made, constituted and appointed true and lawful attorney for such Person pursuant to this paragraph, may, by the signature or other act of any of Administrative Agent’s officers or authorized signatories (without requiring any of them to do so), direct any federal, state or private payor or fiscal intermediary to pay such payments and proceed or any other Collateral to the Borrower Collection Account or another account designated in writing by Administrative Agent. Borrower hereby declares that the appointment made and the powers granted pursuant to this Section 9.8 are coupled with an interest and are and shall be irrevocable by Borrower in any manner, or for any reason. On the Closing Date, Borrower shall deliver the Borrower POA, which shall be in form and substance reflective of the foregoing.

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9.9Relief from Automatic Stay, Etc. To the fullest extent permitted by law, in the event that Borrower shall make application for or seek relief or protection under the Bankruptcy Code or any other Debtor Relief Laws, or in the event that any involuntary petition is filed against Borrower under the Bankruptcy Code or other Debtor Relief Laws and not dismissed with prejudice within forty-five (45) days, the automatic stay provisions of section 362 of the Bankruptcy Code are hereby modified as to Administrative Agent to the extent necessary to implement the provisions hereof permitting set-off and the filing of financing statements or other instruments or documents; and Administrative Agent shall automatically and without demand or notice (each of which is hereby waived by Borrower) be entitled to immediate relief from any automatic stay imposed by section 362 of the Bankruptcy Code or otherwise, on or against the exercise of the rights and remedies otherwise available to Administrative Agent as provided in the Loan Documents.

9.10Investigations and Inquiries. Borrower hereby authorizes Administrative Agent to conduct such investigations and inquiries concerning Borrower, any other Loan Party and the Collateral, as Administrative Agent, in its Permitted Discretion, deems necessary or desirable in connection with its monitoring of the Loan and the Collateral therefor, and all such Persons of whom Administrative Agent may make such inquiry are empowered to cooperate with, and to provide all requested information to, Administrative Agent.

9.11Verification of Use. Administrative Agent shall not be under any duty or obligation to ascertain the manner in which Borrower has used or will use the proceeds of the Loan. Administrative Agent’s sole obligation shall be to advance the proceeds of the Loan subject to, and in strict accordance with, the terms, provisions, and conditions of this Agreement and the other Loan Documents. Lenders’ obligation to fund Advances is limited to the principal amount set forth herein. It is expressly understood that neither Administrative Agent nor any Lender has any responsibility or obligation whatsoever to provide to Borrower any further financing outside of this Agreement and the Loan Documents.

9.12Due Diligence. Borrower acknowledges that Administrative Agent has the right to perform continuing due diligence reviews with respect to the Collateral, for purposes of verifying compliance with the representations, warranties, covenants and specifications made hereunder or under any other Loan Document, or otherwise, and Borrower agrees that upon reasonable (but no less than ten (10) Business Days’) prior notice to Borrower (provided that upon the occurrence and during the continuance of a Default or an Event of Default, no such prior notice shall be required), Administrative Agent or its authorized representatives will be permitted during normal business hours to examine, inspect, make copies of, and make extracts of, the Lease Files and any and all documents, records, agreements, instruments or information relating to such Collateral in the possession, or under the control, of Borrower, any other Loan Party or any Servicer. Borrower also shall make available to Administrative Agent, a knowledgeable financial or accounting officer or employee for the purpose of answering questions respecting the Collateral. Without limiting the generality of the foregoing, Borrower acknowledges that Lenders shall make Advances against Eligible Leases from Borrower based solely upon the information provided by Borrower to Administrative Agent in the representations, warranties and covenants contained herein, and that Administrative Agent, on behalf of Lenders, at its option, has the right, at any time to conduct a partial or complete due diligence review on some or all of the Collateral. In addition, Administrative Agent has the right to perform continuing due diligence reviews of Borrower and any other Loan Party. Borrower and Administrative Agent further agree that, unless an Event of Default has occurred and is continuing, the cost of only one such due diligence review and/or any inspection pursuant to Section 6.1(f) per calendar year shall be paid by Borrower.

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9.13Recovery of Erroneous Payments. Without limitation of any other provision in this Agreement, if at any time Administrative Agent makes a payment hereunder in error to any Lender, whether or not in respect of an Obligation due and owing by Borrower at such time, where such payment is a Rescindable Amount, then in any such event, each Lender receiving a Rescindable Amount severally agrees to repay to Administrative Agent forthwith on demand the Rescindable Amount received by such Lender in immediately available funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation. Each Lender irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount. Administrative Agent shall inform each Lender promptly upon determining that any payment made to such Lender comprised, in whole or in part, a Rescindable Amount. Administrative Agent may not make any such demand under this Section 9.13 with respect to any Rescindable Amount unless such demand is made within one hundred eighty (180) days of the date of receipt of such Rescindable Amount by the applicable Lender.

Section 10TERM OF AGREEMENT, INTENT OF PARTIES.

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10.1Term. Subject to Sections 10.2 and 11.2, this Agreement shall continue in full force and effect, and the Liens and security interests granted hereby and the duties, covenants, and liabilities of Borrower hereunder, and all the terms, conditions, and provisions hereof relating thereto shall continue to be fully operative until the Discharge of Secured Obligations has occurred. If the Discharge of Secured Obligations has occurred (without giving effect to the proviso therein) and if, at such time, any Specified Claim exists, then Borrower and Administrative Agent shall in good faith negotiate a Transaction Termination Collateral Package Event in respect of such Specified Claim and upon consummation of such Transaction Termination Collateral Package Event, the Discharge of Secured Obligations shall occur. Upon the occurrence of the Discharge of Secured Obligations, the Collateral shall be released from the Liens created hereby, and, subject to Subject to Sections 10.2 and 11.2 and all other provisions of this Agreement and any other Loan Document that survive the Discharge of Secured Obligations in accordance with their terms, all Obligations (other than those expressly stated to survive such termination) of Borrower and each other Loan Party hereunder or under any other Loan Document (as applicable) shall terminate, all without delivery of any instrument or any further action by any party, and all rights to any Collateral shall revert to Borrower, all without recourse to or representation or warranty by Administrative Agent or any Lender, At the reasonable request of Borrower following any such termination, Administrative Agent shall deliver to Borrower, at the sole expense of Borrower, any Collateral held by Administrative Agent hereunder, and shall execute and deliver to Borrower, at the sole expense of Borrower, such documents as Borrower shall reasonably request to evidence such release and termination, all without recourse to or representation or warranty by Administrative Agent or any Lender.

10.2Reinstatement. Borrower expressly agrees that if Borrower makes a payment to Administrative Agent or any Lender, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, or otherwise required to be repaid to a trustee, receiver, or any other party under any Debtor Relief Laws, state or federal law, common law, or equitable cause, then to the extent of such repayment, the Obligations or any part thereof intended to be satisfied and the Liens and security interests provided for hereunder securing the same shall be revived and continued in full force and effect as if said payment had not been made. The parties hereto agree that it is their intention that this Agreement constitutes a security agreement and Administrative Agent, shall have all of the rights of a secured party under Applicable Law. The provisions of this Section 10.2 shall survive the Discharge of Secured Obligations and the termination of this Agreement.

Section 11MISCELLANEOUS

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11.1Notices. Unless otherwise required or provided by this Agreement, all demands, notices, approvals and other communications hereunder (including Borrower’s reporting obligations set forth herein) (individually and collectively, “Notices”) shall be in writing and shall be served personally, delivered by Electronic Transmission or sent by a national overnight delivery or courier company, or by United States registered or certified mail, postage prepaid return receipt requested, and addressed as set forth below. Any such Notices shall be deemed delivered upon delivery or refusal to accept delivery as indicated in writing by the Person attempting to make personal service, on the United States Postal Service return receipt, or by similar written advice from the overnight delivery company; provided, however, that if any such Notice shall be sent by Electronic Transmission to the email address, if any, set forth below, such Notice shall be deemed given upon reply confirmation of receipt. Each party hereto shall make an ordinary, good faith effort to ensure that it will accept or receive Notices that are given in accordance with this Section 11.1, and that any Person to be given Notice actually receives such Notice. Any party to whom Notices are to be sent pursuant to this Agreement may from time to time change its address, email for future communication hereunder by giving Notice in the manner prescribed herein to all other parties hereto, provided that the address and/or email change shall not be effective until five (5) Business Days after the Notice of change has been given.

If to Lenders or Administrative Agent: as specified on Schedule 11.1.

If to Borrower:	With a copy to (which shall not constitute notice):

Aaron’s Receivables, LLC	The Aaron’s Company, Inc.
c/o The Aaron’s Company, Inc.	400 Galleria Parkway, SE, Suite 300
400 Galleria Parkway, SE, Suite 300	Atlanta, GA 30339
Atlanta, GA 30339	Attention: General Counsel
Attention: Kelly Wall	Email: Rachel.George@aarons.com
Email: Kelly.Wall@aarons.com

King & Spalding LLP
1180 Peachtree Street, NE, Suite 1600
Atlanta, Georgia 30309
Attention: Cal Smith
Email: calsmith@kslaw.com

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11.2Survival. All representations, warranties, covenants, and agreements made by Borrower herein, in the other Loan Documents, or in any other agreement, document, instrument, or certificate delivered by or on behalf of Borrower under or pursuant to the Loan Documents shall be considered to have been relied upon by Administrative Agent and each Lender and shall survive the delivery to Administrative Agent and Lenders of such Loan Documents (and each part thereof), regardless of any investigation made by or on behalf of Administrative Agent or any Lender. The provisions of Sections 6.1(n), 6.1(o), 9.3, 10.2 and 11.13 shall survive and remain in full force and effect regardless of the termination of this Agreement or any other Loan Document or any provision hereof or thereof

11.3Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISIONS (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW. ADMINISTRATIVE AGENT, LENDERS AND BORROWER AND ANY OTHER LOAN PARTY ASSERTING THE RIGHT TO MAINTAIN AN ACTION UNDER TO THIS AGREEMENT, EACH IRREVOCABLY (I) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, FOR THE PURPOSE OF ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND (II) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM IN ANY ACTION OR PROCEEDING IN ANY SUCH COURT.

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11.4Limitation on Interest. Each Lender and Borrower intend to comply at all times with all applicable usury laws. All agreements between each Lender and Borrower, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the maturity of the Loan and other Obligations, or otherwise, shall the interest contracted for, charged, received, paid, or agreed to be paid to the applicable Lender exceed the highest lawful rate permissible under applicable usury laws. If, from any circumstance whatsoever, fulfillment of any provision hereof or of any other Loan Document shall involve transcending the limit of such validity prescribed by any law which a court of competent jurisdiction may deem applicable hereto, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if from any circumstance such Lender shall ever receive anything of value deemed interest by Applicable Law that would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the outstanding principal balance of the Loan and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of the Loan, such excess shall be refunded to Borrower. All interest paid or agreed to be paid to Lenders shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated, and spread throughout the full period until payment in full of the principal so that the interest on the Loan for such full period shall not exceed the highest lawful rate. Borrower agrees that in determining whether or not any interest payment under the Loan Documents exceeds the highest lawful rate, any non-principal payment (except payments specifically described in the Loan Documents as “interest”), including without limitation, prepayment fees and late charges, shall, to the maximum extent not prohibited by law, be deemed an expense, fee, premium, or penalty rather than interest. Each Lender hereby expressly disclaims any intent to contract for, charge, or receive interest in an amount that exceeds the highest lawful rate. The provisions of this Agreement and all other Loan Documents are hereby modified to the extent necessary to conform to the limitations and provisions of this Section 11.4, and this Section 11.4 shall govern over all other provisions in any document or agreement now or hereafter existing. This Section 11.4 shall never be superseded or waived unless there is a written document executed by each Lender and Borrower expressly declaring the usury limitation of this Agreement to be null and void, and no other method or language shall be effective to supersede or waive the terms of this Section 11.4.

11.5Invalid Provisions. If any provision of this Agreement or any of the other Loan Documents is held to be illegal, invalid, or unenforceable under present or future laws effective during the term thereof, such provision shall be fully severable, this Agreement and the other Loan Documents shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof or thereof, and the remaining provisions hereof or thereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom. Any provision of this Agreement or any other Loan Document that is held to be illegal, invalid, or unenforceable in a particular jurisdiction shall remain valid and enforceable in all other jurisdictions. Furthermore, in lieu of any such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement and/or the other Loan Documents (as the case may be) a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

11.6Transferability of Loan Agreement; Loan Participations.

(a)This Loan Agreement and the other Loan Documents shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that:

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(i)Borrower may not transfer or assign any or all of its rights or obligations hereunder or thereunder without the prior written consent of the Required Lenders and Administrative Agent which may be given or withheld for any reason or no reason;

(ii)a Lender may at any time transfer and assign any or all of its rights or obligations hereunder or under this Agreement and the other Loan Documents, the Loan or any Advance to any Eligible Assignee; provided, that the parties to such transfer and assignment shall execute and deliver to Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500.00; provided that Administrative Agent hereby waives such processing and recordation fee in connection with any assignment effected pursuant to Section 2.12(a); and

(iii)a Lender may at any time sell participations in any or all of its rights or obligations hereunder or under this Agreement and the other Loan Documents, the Loan or any Advance to one or more Persons without the prior consent of Borrower (provided that so long as no Event of Default exists, no such sale of participation shall be made to a Person that is a Competitor or a DQ Lender).

For the avoidance of doubt if a Lender has more than one Commitment and elects to assign all or a portion of a Commitment, such Lender shall not be required to assign any portion of any other Commitment it holds.

In connection with any such transfer, assignment or sale or proposed transfer, assignment or sale, the applicable Lender may furnish any information concerning the Loan Documents, any Loans, Advances, or Borrower to such actual or potential transferees, assignees or participant; provided that the actual or potential transferee, assignee or participant agrees to keep all such information confidential on the terms and conditions set forth in this Agreement. Upon request, Lender agrees to provide Borrower with current tax documents to certify Lender’s entitlement to an exemption from, or reduction in, United States withholding Tax.

(b)To the extent that a Lender sells a participation, Administrative Agent shall, acting solely for this purpose as a non-fiduciary agent of Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts and interest of each participant’s interest in the Loan or other obligations under the Loan Documents (the “Participant Register”); provided that Lender shall not have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any loans or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations.

(c)Affiliated Lender Assignments. Notwithstanding anything in this Agreement to the contrary, any Lender may, at any time, assign all or a portion of its Loans on a non-pro rata basis to an Affiliated Lender, subject to the following limitations:

(i)With assignments to a Non-Debt Fund Affiliate, the Non-Debt Fund Affiliate shall (A) have identified itself in writing as an Affiliated Lender to the assigning Lender and the Administrative Agent prior to the execution of such assignment and (B) be deemed to have represented and warranted to the assigning Term Lender and the Administrative Agent that the requirements set forth in this paragraph (i) and paragraph (ii) below, shall have been satisfied upon consummation of the applicable assignment;

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(ii)Non-Debt Fund Affiliates will not (A) have the right to receive information, reports or other materials provided solely to Lenders by the Administrative Agent or any other Lender (except (x) to the extent made available to the Borrower or (y) notices of borrowings, prepayments and other administrative notices in respect of the Non-Debt Fund Affiliates’ Loans required to be delivered to Lenders), (B) attend or participate in meetings attended solely by the Lenders and the Administrative Agent, or (C) access any electronic site established for the Lenders or confidential communications from counsel to or financial advisors of the Administrative Agent or the Lenders;

(iii)(A) for purposes of any consent to any amendment, waiver or modification of, or any action under, or any direction to the Administrative Agent or any Lender to undertake or refrain from undertaking any action under, any Loan Document, each Non-Debt Fund Affiliate will be deemed to have consented in the same proportion as the Lenders that are not Non-Debt Fund Affiliates consented to such matter, unless the consent of all or all affected Lenders are required and it adversely affects such Non-Debt Fund Affiliate more than other Lenders in any material respect, (B) for purposes of voting on any plan of reorganization or liquidation pursuant to any Debtor Relief Laws (a “Debtor Plan”), each Non-Debt Fund Affiliate hereby agrees (x) not to vote on such Debtor Plan, (y) if such Non-Debt Fund Affiliate does vote on such Debtor Plan notwithstanding the restriction in the foregoing clause (x), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such Debtor Plan in accordance with Section 1126(c) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws) and (z) not to contest any request by any party for a determination by the bankruptcy court (or other applicable court of competent jurisdiction) effectuating the foregoing clause (y), in each case under this clause (iii)(B) unless such Debtor Plan adversely affects such Non-Debt Fund Affiliate more than other Lenders in any material respect, and (iii) each Non-Debt Fund Affiliate hereby irrevocably appoints the Administrative Agent (such appointment being coupled with an interest) as such Non-Debt Fund Affiliate’s attorney-in-fact, with full authority in the place and stead of such Non-Debt Fund Affiliate and in the name of such Non-Debt Fund Affiliate (solely in respect of Loans therein and not in respect of any other claim or status such Non-Debt Fund Affiliate may otherwise have), from time to time in the Administrative Agent’s discretion to take any action and to execute any instrument that the Administrative Agent may deem reasonably necessary or appropriate to carry out the provisions of this paragraph (iii), including to ensure that any vote of such Non-Debt Fund Affiliate on any Debtor Plan is withdrawn or otherwise not counted;

(iv)(A) the aggregate principal amount of Loans held at any one time by Non-Debt Fund Affiliates may not exceed 10% of the aggregate outstanding principal amount of the Loans and (B) the number of Non-Debt Fund Affiliates in the aggregate shall at no time exceed 49% of the aggregate number of Lenders;

(v)the Affiliated Lender will not be entitled to bring actions against the Administrative Agent, in its role as such, or receive advice of counsel or other advisors to the Administrative Agent or any other Lenders or challenge the attorney client privilege of their respective counsel;

(vi)the portion of any Loans held by Affiliated Lenders in the aggregate in excess of 49.9% of the amount of Loans and Commitments required to be held by Lenders in order for such Lenders to constitute “Required Lenders” or “Class Majority Lenders” shall be disregarded in determining Required Lenders at any time; and

(vii)each Affiliated Lender that is a Lender hereunder agrees to comply with the terms of this Section 11.6(c) (notwithstanding that it may be granted access to any electronic site

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established for the Lenders by the Administrative Agent), and agrees that in any subsequent assignment of all or any portion of its Loans it shall identify itself in writing to the assignee as an Affiliated Lender prior to the execution of such assignment.

11.7Amendments and Waivers. No amendment, modification, termination or waiver of any provision of this Agreement or any other Loan Document, or consent to any departure by Borrower or any other Loan Party therefrom, shall in any event be effective without the written concurrence of the Required Lenders, Administrative Agent and the applicable Loan Parties; provided, that any such amendment, modification, termination, waiver or consent which:

(a)(i) reduces or forgives any principal amount of any Loan; (ii) postpones the scheduled end of the Draw Period (other than in accordance with, and pursuant to, Section 2.6(d)(i)) or changes the Maturity Date (or any defined terms used therein); (iii) postpones the date or reduces the amount of any scheduled payment (but not prepayment) of principal of the Loan or provides for any reduction of the Commitment; (iv) postpones the date on which any interest or any fees are payable; (v) increases or decreases the interest rate borne by any of the Advances (other than any waiver of any increase in the interest rate applicable to any of the Advances following any Default or Event of Default) or the amount of any fees payable hereunder; (vi) extends the Maturity Date; (vii) changes in any manner or waives the provisions contained in this Section 11.6(c); (viii) changes in any manner or waives the provisions contained in Section 2.6(b); or (ix) shortens the Lockout Termination Period or the Yield Maintenance Period, in each case with respect to the foregoing clauses (a)(i) through (a)(ix), shall be effective only if evidenced by a writing signed by or on behalf of each affected Lender and Administrative Agent;

(b)changes in any manner any provisions of Section 2.1(b), 2.6(b), 2.6(h) and 2.6(n) shall be effective only if evidenced by a writing signed by or on behalf of all the Lenders and Administrative Agent;

(c)(i) changes in any manner any provisions of Section 2.7, 2.8 or 11.6(c) or Schedule 2.6(b); or (ii) changes in any manner (including by amending, modifying or waiving any component definition thereof) the definition of “Affiliated Lender”, “Borrowing Base”, “Class A Advance Rate”, “Class A Applicable Margin”, “Class A Borrowing Base”, “Class A Borrowing Base Shortfall”, “Class A Interest Rate”, “Class B-1 Advance”, “Class B-1 Advance Rate”, “Class B-1 Applicable Margin”, “Class B-1 Borrowing Base”, “Class B-1 Borrowing Base Shortfall” “Class B-1 Interest Rate”, “Class B-1 Loan”, “Class B-2 Advance”, “Class B-2 Advance Rate”, “Class B-2 Applicable Margin”, “Class B-2 Borrowing Base”, “Class B-2 Borrowing Base Shortfall”, “Class B-2 Interest Rate”, “Class B-2 Loan”, “Class C Advance Rate”, “Class C Applicable Margin”, “Class C Borrowing Base”, “Class C Borrowing Base Shortfall”, “Class C Interest Rate”, “Class IO Interest Rate”, “Class Majority Lenders”, “Debt Fund Affiliate”, “Eligible Assignee”, “Non-Debt Fund Affiliate”, “Percentage Share”, “Required Lenders” or any definition used in any of them, in each case with respect to the foregoing clauses (c)(i) and (c)(ii), shall be effective only if evidenced by a writing signed by or on behalf of all of the Lenders and Administrative Agent;

(d)(i) releases all or substantially all of the Collateral, except as otherwise expressly provided herein or in any applicable Loan Document, in each case, as in effect on the Closing Date or the Initial Advance Date, as applicable, or (ii) amends the definition of the obligations secured by any of the Collateral, in each case with respect to the foregoing clauses (d)(i) and (d)(ii), shall be effective only if evidenced by a writing signed by or on behalf of each of the Lenders and Administrative Agent;

(e)releases or terminates any of the Guaranty Agreements except as otherwise expressly provided herein or in any of the Loan Documents, in each case, as in effect on the Closing Date

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or the Initial Advance Date, as applicable, shall be effective only if evidenced by a writing signed by or on behalf of each of the Lenders and Administrative Agent;

(f)changes any provision hereof specifying the number or percentage of Lenders required to waive, amend, modify or terminate any rights hereunder or make a determination or grant any consent hereunder, shall be effective only if evidenced by a writing signed by or on behalf of each of the Lenders and Administrative Agent;

(g)enter into or consent to any amendment, supplement or other modification to this Agreement or any other Loan Document which disproportionately and adversely affects any Lender hereunder or thereunder compared to the other Lenders (without taking into effect the contractual priorities established herein among the classes of Lenders and their relative rights and economic benefits set forth herein); and

(h)changes in any manner the priority of any payments (including voluntary and mandatory prepayments), Liens or proceeds of Collateral (including as a result in whole or in part of allowing the issuance or incurrence, pursuant to this Agreement or otherwise, of Indebtedness having any priority over any of the Obligations in respect of payments, Liens, Collateral or proceeds of Collateral), shall be effective only if evidenced by a writing signed by or on behalf of each of the Lenders and Administrative Agent.

In addition, (i) no amendment, modification, termination or waiver of any provision of any Note shall be effective without the written concurrence of Lender which is the holder of that Note, provided that the amendment to definitions set forth in this Agreement shall not be subject to this clause, (ii) no increase in the Commitment of any Lender over the amount thereof then in effect shall be effective without the written concurrence of that Lender and the Required Lenders and (iii) no amendment, modification, termination or waiver of any provision of Section 11 or of any other provision of this Agreement which, by its terms, expressly requires the approval or concurrence of any Lenders and Administrative Agent shall be effective without the written concurrence of each such Lender and Administrative Agent; provided, that, notwithstanding anything to the contrary herein, Administrative Agent and the Borrower shall be permitted to amend any provision of the Loan Documents (and such amendment shall become effective without any further action or consent of any other party to any Loan Document) if Administrative Agent and the Borrower shall have jointly identified an obvious error or any error, ambiguity, defect or inconsistency or omission of a technical or immaterial nature in any such provision. Administrative Agent may, but shall have no obligation to, with the concurrence of the Required Lenders, execute amendments, modifications, waivers or consents on behalf of the Required Lenders. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Section 11.6(c) shall be binding upon Administrative Agent and Lenders at the time outstanding, each future Lender and, if signed by the Loan Parties, on the Loan Parties. For the avoidance of doubt, to the extent that Administrative Agent is expressly entitled herein to act in its discretion (whether sole discretion, Permitted Discretion or otherwise) or to grant or withhold consent, such exercise of discretion or granting or withholding of consent shall not itself constitute an amendment to or modification of this Agreement. In no event will Borrower be required to give notice to, provide reports or financial statements to, obtain consent from, receive notices from (including, without limitation, notices of Defaults or Events of Defaults) or provide inspection rights to more than a single Lender under this Agreement and Borrower is authorized to deal solely and exclusively with Administrative Agent on behalf of any Person that may hold a beneficial interest in the Loan.

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11.8Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signature thereto and hereto were on the same instrument. This Agreement shall become effective upon Administrative Agent’s receipt of one or more counterparts hereof signed by Borrower, Administrative Agent and Lenders. This Agreement and each of the other Loan Documents may be executed and delivered by facsimile, portable document format (.pdf), or other Electronic Transmission all with the same force and effect as if the same was a fully executed and delivered original manual counterpart. Delivery of an executed electronic signature page of this Agreement and each of the other Loan Documents by facsimile, portable document format (.pdf), or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof and each party to this Agreement and each of the other Loan Documents agrees that it will be bound by its own signature and that it accepts the facsimile, portable document format (.pdf), or other electronic signature of each other party to this Agreement and each of the other Loan Documents. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by Administrative Agent of a manually signed paper Agreement or any Loan Document which has been converted into electronic form (such as scanned portable format (.pdf)), or an electronically signed Agreement or any Loan Document converted into another format, for transmission, delivery and/or retention. Administrative Agent may, at its option, create one or more copies of such Agreement in an electronic form, which shall be deemed created in the ordinary course of Administrative Agent’s business, and destroy the original paper document. Administrative Agent may also require that any such documents and signatures be confirmed by a manually signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile, portable document format (.pdf), or other Electronic Transmission document or signature. The words “execution,” “executed,” “signed,” “signature,” and words of like import in this paragraph shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Laws, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

11.9Lenders Not Fiduciaries or Principals. The relationship between Borrower and each Lender hereunder is solely that of debtor and creditor, and neither Administrative Agent nor any Lender has any fiduciary, principal and agent, or other special relationship with Borrower, and no term or provision of any of the Loan Documents shall be construed so as to deem the relationship between Borrower, on the one hand, and Administrative Agent or any Lender, on the other hand, to be other than that of debtor and creditor. Nothing herein or in any of the other Loan Document shall be construed to create (and each Lender hereby expressly disclaims) any relationship of principal and agent between either of any Servicer and the Backup Servicer, on the one hand, and each Lender, on the other hand.

11.10Release and Return of Leases. In the event that the Discharge of Secured Obligations has occurred, then contemporaneously therewith Administrative Agent shall execute and deliver to Borrower a release of the Collateral, and, within a reasonable time thereafter, redeliver to Borrower all of the originals of the outstanding Lease pledged as Collateral free and clear of any Liens or encumbrances by any Person claiming by, through, or under Administrative Agent, together with any other nonrecourse Collateral reassignment documents requested and prepared by Borrower, at Borrower’s sole cost and expense, free and clear of any Liens or encumbrances by any Person claiming by, through, or under Administrative Agent.

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11.11Accounting Principles. Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, the same shall be determined or made in accordance with GAAP consistently applied at the time in effect, to the extent applicable. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either Borrower or Required Lenders shall so request, Administrative Agent, Lenders and Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of Required Lenders); provided that, until so amended: (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein; and (ii) Borrower shall provide to Administrative Agent and Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

11.12Entire Agreement. This Agreement, including the exhibits and schedules hereto, and the other Loan Documents, including the exhibits and schedules to them, comprise the entire agreement between the parties relating to the subject matter hereof and supersede all prior agreements and understandings, both oral and written, between the parties hereto relating to the subject matter hereof, may not be changed or terminated orally or by course of conduct, and shall be deemed effective as of the date hereof.

11.13Litigation. TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, BORROWER, ADMINISTRATIVE AGENT AND LENDERS HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVE ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND OR CLARIFY ANY RIGHT, POWER, REMEDY, OR DEFENSE ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, WHETHER SOUNDING IN TORT OR CONTRACT OR OTHERWISE, OR WITH RESPECT TO ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF ANY PARTY; AND EACH AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY. BORROWER, ADMINISTRATIVE AGENT AND LENDERS FURTHER WAIVE ANY RIGHT TO SEEK TO CONSOLIDATE ANY SUCH LITIGATION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER LITIGATION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. FURTHER, BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF ADMINISTRATIVE AGENT OR ANY LENDER, INCLUDING ADMINISTRATIVE AGENT’S OR ANY LENDER’S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. BORROWER ACKNOWLEDGES THAT THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT TO ADMINISTRATIVE AGENT’S AND EACH LENDER’S ACCEPTANCE OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. The waiver and stipulations of Borrower, Administrative Agent and each Lender in this Section 11.13 shall survive the final payment or performance of all of the Obligations and the resulting termination of this Agreement.

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11.14Incorporation of Exhibits and Schedules. This Agreement, together with all exhibits and schedules hereto, constitute one document and agreement that is referred to herein by the use of the defined term “Agreement.” Such exhibits and schedules are incorporated herein as though fully set out in this Agreement. The definitions contained in any part of this Agreement shall apply to all parts of this Agreement.

11.15Directly or Indirectly. Where any provision in the Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provisions shall be applicable, whether such action is taken directly or indirectly by such Person.

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11.16Captions. Section captions have been included in this Agreement for convenience of reference only and should not be relied upon or used in interpreting the meaning or intent of any provision hereof.

11.17Gender. Words of any gender in this Agreement shall include both genders, where appropriate.

11.18No Duty. All attorneys, accountants, appraisers, consultants, custodians, and other professionals retained by Administrative Agent in connection with the Loan shall have the right to act exclusively in the interest of Administrative Agent and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any kind or nature whatsoever to Borrower or any other Person.

11.19Confidentiality. Each of the Loan Parties, on the one hand, and Administrative Agent and each Lender, on the other hand, agrees, and agrees to cause each of its Affiliates, (i) not to transmit or disclose any Confidential Information (defined below) of the other to any Person without the prior written consent of the Loan Parties (if such disclosure is to be made by Administrative Agent or a Lender) or Administrative Agent or a Lender (if such disclosure is to be made by any Loan Party), other than disclosures by Borrower to its own Affiliates, and their directors, officers, employees, co-investors, potential financing sources, attorneys and accountants and for disclosures by Administrative Agent or a Lender to its own Affiliates and their directors, officers, employees, co-investors, potential financing sources, any Lender’s current or prospective limited partners, attorneys and accountants, in each case who are bound by duty of confidentiality, or as required by (or deemed by such Person to be necessary or advisable in order to comply with) any Applicable Law, order, rule or regulation of or subpoena, document request or inspection by, any Governmental Authority, (ii) to inform all Persons of the confidential nature of the Loan Documents and to direct them not to disclose the same to any other Person and to require each of them to be bound by these provisions. Administrative Agent and each Lender reserves the right to review and approve all materials that Borrower or any of its Affiliates prepares that contain Administrative Agent’s or a Lender’s name or describe or refer to any Loan Document, any of the terms thereof or any of the transactions contemplated thereby. Borrower shall not, and shall not permit any of its Affiliates to, use Administrative Agent’s or a Lender’s name (or the name of any of Administrative Agent’s or a Lender’s Affiliates) in connection with any of its business operations, other than with respect to disclosure to lenders or investors to the extent required in connection with any financing or investment in Borrower or any other Loan Party provided such lenders or investors agree to abide by the terms of this Section 11.19. Nothing contained in any Loan Document is intended to permit or authorize Borrower or any of its Affiliates to contract on behalf of Administrative Agent or any Lender. Further, Borrower hereby agrees that Administrative Agent or a Lender or any Affiliate of Administrative Agent or a Lender may (i) disclose a general description of transactions arising under the Loan Documents for advertising, marketing or other similar purposes and (ii) subject to Borrower’s consent (such consent not to be unreasonably withheld), use Borrower’s name, logo or other indicia germane to such party in connection with such advertising, marketing or other similar purposes.

“Confidential Information” means all non-public, confidential or proprietary information disclosed before, on or after the date hereof, by a Loan Party, Administrative Agent or a Lender, as applicable (a “Disclosing Party”) to the other (a “Recipient”) or its Affiliates, or to any of such Recipient’s or its Affiliates’ employees, officers, directors, partners, shareholders, agents, attorneys, accountants or advisors (collectively, “Representatives”), including, without limitation: (i) all information concerning the Disclosing Party’s and its Affiliates’, and their customers’, suppliers’ and other third parties’ past, present and future business affairs including, without limitation, finances, customer information, supplier information, products, services, organizational structure and internal

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practices, forecasts, sales and other financial results, records and budgets, and business, marketing, development, sales and other commercial strategies; and (ii) any third-party confidential information included with, or incorporated in, any information provided by the Disclosing Party to the Recipient or its Representatives. All of the provisions of the Loan Documents shall also constitute “Confidential Information.”

Except as required by Applicable Laws, the term “Confidential Information” as used in this Agreement shall not include information that: (i) at the time of disclosure is, or thereafter becomes, generally available to and known by the public other than as a result of, directly or indirectly, any violation of this Agreement by the Recipient or any of its Representatives, (ii) at the time of disclosure is, or thereafter becomes, available to the Recipient on a non-confidential basis from a third-party source, provided that such third party is not and was not prohibited from disclosing such Confidential Information to the Recipient by a contractual obligation to the Disclosing Party, (iii) was known by or in the possession of the Recipient or its Representatives, as established by documentary evidence, prior to being disclosed by or on behalf of the Disclosing Party pursuant to this Agreement; or was or is independently developed by the Recipient, as established by documentary evidence, without reference to or use of, in whole or in part, any of the Disclosing Party’s Confidential Information.

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11.20Borrower’s Acknowledgment. Borrower acknowledges and agrees that Administrative Agent and each Lender is not under any obligation to enter into any other agreement or perform any other services for Borrower except as expressly set forth in this Agreement or the Loan Documents. Any other transaction or relationship between Borrower and Administrative Agent or a Lender shall be evidenced by other documentation, shall be separate and independent from the Obligations, and shall have no effect on Borrower’s obligations to Administrative Agent or each Lender with respect to the Loan or Administrative Agent’s or each Lender’s remedies under the Loan Documents. Borrower acknowledges and agrees that no discussions or oral agreements heretofore or hereafter occurring between Borrower and Administrative Agent or a Lender shall have any legal effect unless embodied in a written agreement executed by all relevant parties. Furthermore, no other written agreement between the parties and their Affiliates and the performance of the parties thereunder shall have any legal effect whatsoever on Borrower’s obligations or Administrative Agent’s or each Lender’s remedies under this Agreement and the other Loan Documents.

11.21No Offset. Borrower understands and agrees that, subject to Section 2.10 with respect to Taxes, Borrower’s payment obligations hereunder and under the other Loan Documents are absolute and unconditional without any right of rescission, setoff, counterclaim or defense for any reason against Administrative Agent or Lenders notwithstanding any damage to, defects in or destruction of any Collateral or any other event. Except as expressly provided for herein, Borrower hereby waives (a) demand, presentment, protest, all defenses and (b) any rights of rescission, setoff, counterclaim or defense to payment with respect to any and all instruments and all notices and demands of any description. Borrower hereby waives any and all defenses and counterclaims it may have or could interpose in any action or procedure brought by Administrative Agent to obtain an order of court recognizing the assignment of, or lien of Administrative Agent in and to, any Collateral.

11.22Waiver of Consequential Damages. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGE IN ANY LEGAL ACTION OR PROCEEDING IN RESPECT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT.

11.23Time of Essence. Time is of the essence for the performance of the obligations of the Loan Parties set forth in this Agreement and the Loan Documents.

11.24Administrative Agent’s Discretion.

(a)In every instance in the Loan Documents where Administrative Agent has discretion to review or approve of any aspect of the Leases pledged as Collateral, the Lease-Merchandise Lessees, the Lease Decisioning Guidelines, or any other policies or procedures related to initiation, administration and servicing of the Leases, Borrower agrees that Administrative Agent has no duty of any kind to Borrower, any other Loan Party or the Lease-Merchandise Lessees with respect to any aspect of the underwriting, initiation, administration or servicing of the Leases in accordance with Applicable Laws, and that such duty remains solely the responsibility of Borrower and each other Loan Party. Borrower agrees that neither Borrower nor any other Loan Party are relying on, or will rely on, any legal, underwriting or other advice of Administrative Agent in connection with the foregoing.

(b)Each of Administrative Agent and the Class Majority Lenders shall have the unilateral right to remove any state as an Applicable State upon the occurrence of a Regulatory Action with respect to such state; provided, however, that with Administrative Agent’s and the Required Lenders’ consent, which may be granted or withheld in their sole discretion, such state may be reinstated as an Applicable State upon (i) the favorable resolution of such Regulatory Action in such state, or (ii)

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further consultation with Borrower with respect to such Regulatory Action, and Administrative Agent and the Required Lenders taking into account, among other things, the specific circumstances underlying such Regulatory Action and any other fact or circumstance Borrower, Administrative Agent or Required Lenders may consider relevant to the determination in connection with the Sellers’ historical lease initiation, holding, servicing and/or collection activities; provided further, to the extent that any Ineligible Lease would have been an Eligible Lease but for Administrative Agent or Required Lenders’ removal of an Applicable State pursuant hereto, such Ineligible Lease shall be deemed an Eligible Lease for twenty (20) calendar days from and after the date of such removal.

11.25Not a Security. Each party hereto hereby represents and warrants to the other party that (a) each party does not consider the rights and obligations under this Agreement, the Notes, or any other Loan Document to constitute the “purchase” or “sale” of a “security” within the meaning of the Securities Act of 1933, the Securities Exchange Act of 1934 or Rule l0b-5 promulgated thereunder, the Trust Indenture Act of 1939, or any other applicable securities statute or law, as amended and in effect from time to time, or any rule or regulation under any of the foregoing, (b) each party has no expectation that it will derive profits from the efforts of the other party or any third party in respect of the rights and obligations under this Agreement, the Notes, or any other Loan Document, and (c) this Agreement, the Notes, and the other Loan Documents merely constitute a commercial transaction by such party with the other party and do not represent an “investment” (as that term is commonly understood) in the other party.

11.26Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by BasePoint Capital II, LLC (“Administrator”), not individually or personally but solely as administrator of BP Commercial Funding Trust III, Series SPL-VI, in its capacity as Administrative Agent and a Lender, in the exercise of the powers and authority conferred and vested in it under that certain Trust Agreement, dated as of February 27, 2023, and Series Trust Supplement No. 6 thereto, dated as of July 17, 2024 (collectively, as amended, supplemented or modified from time to time), (b) any representations, undertakings and agreements herein made on the part of BP Commercial Funding Trust III, Series SPL-VI, in its capacity as Administrative Agent and/or a Lender, are made and intended not as personal representations, undertakings and agreements by Administrator but is made and intended for the purpose for binding only BP Commercial Funding Trust III, Series SPL-VI, in its capacity as Administrative Agent and a Lender, as the case may be, (c) nothing herein contained shall be construed as creating any liability on Administrator, individually or personally, to perform any covenant either express or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and any person or entity claiming by, through or under the parties hereto, and (d) under no circumstances shall Administrator be personally liable for the payment of any indebtedness or expenses of BP Commercial Funding Trust III, Series SPL-VI, in its capacity as Administrative Agent or a Lender, hereto or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by BP Commercial Funding Trust III, Series SPL-VI, in its capacity as Administrative Agent or a Lender, under this Agreement, any other Loan Document or the other related documents or otherwise.

11.27General Rules.

(i)Unless the context otherwise clearly requires, the meaning of a defined term is applicable equally to the singular and plural forms thereof.

(ii)The words “hereof,” “herein,” “hereunder” and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement.

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(iii)The word “documents” includes instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

(iv)The words “include” and “including” are not limiting and the word “or” is not exclusive.

(v)In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding” and the word “through” means “to and including.”

(vi)Unless the context otherwise clearly requires, the words “property,” “properties,” “asset” and “assets” refer to both personal property (whether tangible or intangible) and real property.

(vii)Unless the context otherwise clearly requires: (A) Article, Section, subsection, clause, Schedule and Exhibit references are to this Agreement; (B) references to documents (including this Agreement) shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document; (C) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation; and (D) references to any Person shall be deemed to include such Person’s successors and assigns.

Section 12ADMINISTRATIVE AGENT

12.1Appointment of Authorization of Administrative Agent. Each Lender hereby irrevocably appoints Administrative Agent to act on its behalf as Administrative Agent hereunder and under the other Loan Documents. Administrative Agent may, and each Lender authorizes Administrative Agent to, enter into all Loan Documents to which Administrative Agent is intended to be a party and accept all Loan Documents, and take such actions on its behalf and to exercise such powers as are delegated to Administrative Agent by the terms hereof and thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Section 12 are solely for the benefit of Administrative Agent and Lenders, and neither the Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions.

12.2Rights as a Lender. If the Person serving as Administrative Agent hereunder is also a “Lender”, such Person shall have the same rights and powers in such capacity(ies) as any other Person in such capacity(ies) and may exercise the same as though it were not Administrative Agent. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or Affiliate of the Borrower as if such Person were not Administrative Agent hereunder and without any duty to account therefor to any other Lender.

12.3Exculpatory Provisions. Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, Administrative Agent:

(a)No Fiduciary Duties. Shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

[Aaron’s] ABL Agreement

(b)No Obligations Regarding Certain Actions. Shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of Lenders as shall be expressly provided for herein or in any other Loan Documents, as applicable); provided that Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose Administrative Agent to liability or that is contrary to any Loan Document or Applicable Law; and

(c)Disclosure Obligations. Shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Loan Parties or any of their Affiliates that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity.

(d)Limitation on Liability. Shall not be liable for any action taken or not taken by it: (i) with the consent or at the request of the Required Lenders (or such other number or percentage of Lenders as shall be necessary, or as Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Section 8.1 and Section 11.6(c)); or (ii) in the absence of its own gross negligence or willful misconduct in the performance of its duties under the terms of the Loan Documents. Administrative Agent shall be deemed not to have knowledge of any Default, unless and until Borrower, any other Loan Party, or a Lender provides written notice to Administrative Agent describing such Default.

(e)No Further Inquiry. Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into: (A) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document; (B) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith; (C) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default; (D) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document; or (E) the satisfaction of any condition set forth in Section 4 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to Administrative Agent.

(f)Reimbursement by Lenders; Indemnification.

(i)If Borrower for any reason fails to pay when due any amount that it is required to pay under Section 6.1(o) to Administrative Agent (or any sub-agent thereof) or any Indemnified Lender Party of Administrative Agent, each Lender severally agrees to pay to Administrative Agent (or any such sub-agent) or such Indemnified Lender Party, as the case may be, such Lender’s pro rata share (based on its Percentage Shares (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against Administrative Agent (or any such sub-agent) or any Indemnified Lender Party of Administrative Agent acting for Administrative Agent (or any such sub-agent) in connection with such capacity.

(ii)Each Lender, severally and not (A) jointly or (B) jointly and severally, agrees to reimburse and indemnify and hold harmless Administrative Agent and its officers, directors, managers, members, equity owners, employees, attorneys and agents (to the extent not reimbursed by Borrower or any other Loan Party), ratably according to its respective Percentage Share in effect on the date on which indemnification is sought under this Section 12.3(f)(ii) of the total outstanding Obligations

[Aaron’s] ABL Agreement

(or, if indemnification is sought after the date upon which the Advances shall have been paid in full, ratably in accordance with its Percentage Share immediately prior to such date of the total outstanding Obligations), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances, or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against Administrative Agent or any of its officers, directors, managers, members, equity owners, employees, attorneys or agents in any way relating to or arising out of this Agreement or any of the other Loan Documents or any action taken or omitted by Administrative Agent under this Agreement or any of the other Loan Documents; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements to the extent resulting from Administrative Agent’s gross negligence or willful misconduct as determined by a court of competent jurisdiction on a final and non-appealable basis. The obligations of Lenders under this Section 12.3(f) shall survive the Discharge of Secured Obligations and the termination of this Agreement.

12.4Reliance by Administrative Agent. Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a specified Lender, Administrative Agent may presume that such condition is satisfactory to such Lender, unless Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. Administrative Agent may consult with legal counsel (who may be counsel for Borrower), independent accountants and other experts it selects and shall not be liable for any action it takes or does not take in accordance with the advice of any such counsel, accountants or experts.

12.5Delegation of Duties. Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents it appoints. Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Section 12 shall apply to any such sub-agent and to the Related Parties of Administrative Agent and any such sub-agent and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein, as well as activities as Administrative Agent. Administrative Agent shall not be liable for the actions or inactions of any sub-agent.

12.6Resignation of Administrative Agent.

(a)Administrative Agent may at any time give notice of its resignation to the Lenders and Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with Borrower, to appoint a successor, which shall be a bank, or a Lender or a participant which would qualify as an Eligible Assignee, or an Affiliate of any such bank, or an Affiliate of a Lender or a participant which would qualify as an Eligible Assignee; provided, that no consultation of Borrower shall be required at any time after the occurrence and during the continuance of an Event of Default. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above. Whether or not a

[Aaron’s] ABL Agreement

successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.

(b)At any time, the Required Lenders may, by notice in writing to Borrower and to the Person that is then the Administrative Agent, remove such Person as Administrative Agent and, in consultation with Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.

(c)With effect from the Resignation Effective Date (1) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by Administrative Agent on behalf of the Lenders under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (2) all payments, communications and determinations provided to be made by, to or through Administrative Agent shall instead be made by or to each Lender directly, until such time, if any, as the Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between Borrower and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Section 12 and Section 6.1(o) shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.

12.7Non-Reliance on Administrative Agent and Other Lenders.

(a)Each Lender acknowledges that it has, independently and without reliance upon Administrative Agent, any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon Administrative Agent, any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

(b)Each Lender acknowledges that, in addition to the transactions contemplated by the Loan Documents, Administrative Agent may be engaged in other transactions with any of the Loan Parties and their Affiliates and each Lender hereby waives any conflict that may result from Administrative Agent acting as an administrative agent under other credit facilities with Parent and/or any of its Affiliates or as a direct or indirect equity holder of Parent.

[Aaron’s] ABL Agreement

12.8Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether Administrative Agent shall have made any demand on Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of Lenders and Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of Lenders and Administrative Agent and their respective agents and counsel and all other amounts due Lenders and Administrative Agent under Section 6.1(o)) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to Administrative Agent and, in the event that Administrative Agent shall consent to the making of such payments directly to Lenders, to pay to Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of Administrative Agent and its agents and counsel, and any other amounts due Administrative Agent under Section 6.1(o). Nothing contained herein shall be deemed to authorize Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

12.9Collateral Matters.

(a)Directions by Lenders. Each Lender hereby, irrevocably authorizes and directs Administrative Agent: (i) to enter into the Loan Documents for the benefit of such Person; (ii) without the necessity of any notice to or further consent from any such Person from time to time prior to an Event of Default, to take any action with respect to any Collateral or Loan Documents that may be necessary to perfect and maintain perfected the Liens upon the Collateral granted pursuant to the Loan Documents; and (iii) to release any Lien on any property granted to or held by Administrative Agent under any Loan Document: (A) upon the Discharge of Secured Obligations; (B) that is sold or to be sold as part of or in connection with any asset sale or other disposition permitted hereunder or under any other Loan Document; (C) subject to Section 11.6(c), if approved, authorized or ratified in writing by the Required Lenders; or (D) in connection with any foreclosure sale or other disposition of Collateral after the occurrence and during the continuance of an Event of Default. Upon request by Administrative Agent at any time, each Lender will confirm in writing Administrative Agent’s authority to release or subordinate its interest in particular types or items of Collateral pursuant to this Section 12.9.

(b)Certain Actions by Administrative Agent. Subject to Section 12.9(a)(iii) and Section 12.9(a)(iv), Administrative Agent shall (and is hereby irrevocably authorized by each Lender to) execute such documents as may be necessary to evidence the release or subordination of Liens granted to Administrative Agent herein or pursuant hereto upon the applicable Collateral; provided that: (i) Administrative Agent shall not be required to execute any such document on terms that, in Administrative Agent’s opinion, would expose Administrative Agent to or create any liability or entail any consequence other than the release or subordination of such Liens without recourse or warranty; and (ii) such release or subordination shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of Borrower or any other Loan Party in respect of) all interests retained by Borrower or any other Loan Party, including the proceeds of the sale, all of which shall continue to constitute part of the Collateral. In the event of any sale or transfer of Collateral, or any foreclosure with

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respect to any of the Collateral, Administrative Agent shall be authorized to deduct all expenses reasonably incurred by Administrative Agent from the proceeds of any such sale, transfer or foreclosure.

(c)No Obligations Regarding Certain Actions. Administrative Agent shall have no obligation whatsoever to any Lender or any other Person to assure that the Collateral exists or is owned by Borrower or any other Loan Party or is cared for, protected or insured or that the Liens granted to Administrative Agent herein or in any of the Loan Documents or pursuant hereto or thereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available to Administrative Agent in this Section 12.9 or in any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, Administrative Agent may act in any manner it may deem appropriate, in its sole discretion, given Administrative Agent’s own interest in the Collateral as one of the Lenders.

(d)Appointment of Lenders as Agents. Each Lender hereby appoints each other such Person as agent for the purpose of perfecting Administrative Agent’s or such Person’s security interest in assets that, in accordance with Article 9 or Division 9 (as applicable) of the Uniform Commercial Code, can be perfected only by possession. Should any such Person (other than Administrative Agent) obtain possession of any such Collateral, such Person shall notify Administrative Agent thereof, and, promptly upon Administrative Agent’s request therefor, shall deliver such Collateral to Administrative Agent or in accordance with Administrative Agent’s instructions.

(e)Credit Bidding. The Lenders irrevocably authorize Administrative Agent, at any time upon the direction of the Required Lenders, to credit bid all or any portion of the Obligations in any foreclosure sale relating to the Collateral. Each Lender agrees that, except as otherwise provided in any Loan Documents or with the written consent of Administrative Agent and Lenders, it will not take any enforcement action, accelerate Obligations under any Loan Documents, or exercise any right that it might otherwise have under Applicable Laws to credit bid at foreclosure sales, UCC sales or other similar dispositions of Collateral.

(f)Intercreditor Agreement. Each Lender authorizes and instructs Administrative Agent to enter into the Specified Collection Accounts Intercreditor Agreement on behalf of the Lenders and to take all actions (and executed all documents) required (or deemed advisable) by it in accordance with the terms of the Specified Collection Accounts Intercreditor Agreement as in effect on the Initial Advance Date.

12.10Certain ERISA Matters.

(a)Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:

(i)such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Advances, the Commitments or this Agreement,

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(ii)the prohibited transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable so as to exempt from the prohibitions of Section 406 of ERISA and Section 4975 of the Code such Lender’s entrance into, participation in, administration of and performance of the Loans, the Advances, the Commitments and this Agreement,

(iii)(A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Advances, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Advances, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84- 14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Advances, the Commitments and this Agreement, or

(iv)such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender

(b)In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Advances, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered effective as of the date first above written.

BORROWER:

AARON’S RECEIVABLES, LLC,
a Delaware limited liability company

By:
Name:
Title:

[Signature Page to Master Loan and Security Agreement]

ADMINISTRATIVE AGENT:

BP COMMERCIAL FUNDING TRUST III, SERIES
SPL-VI, a statutory series of BP Commercial Funding
Trust III, a Delaware statutory trust, for itself and for no other series of BP Commercial Funding Trust III

By:	BasePoint Capital II, LLC, not in its individual
capacity but solely as Administrator of BP Commercial
Funding Trust III

By:
Name:	Michael Petronio
Title:	Authorized Signatory

[Signature Page to Master Loan and Security Agreement]

CLASS A LENDER:

BP COMMERCIAL FUNDING TRUST III, SERIES
SPL-VI, a statutory series of BP Commercial Funding
Trust III, a Delaware statutory trust, for itself and for no other series of BP Commercial Funding Trust III

By:	BasePoint Capital II, LLC, not in its individual
capacity but solely as Administrator of BP Commercial
Funding Trust III

By:
Name:	Michael Petronio
Title:	Authorized Signatory

[Signature Page to Master Loan and Security Agreement]

CLASS A LENDER:

SYNOVUS BANK

By:
Name:
Title:

[Signature Page to Master Loan and Security Agreement]

CLASS B-1 LENDER:

BP COMMERCIAL FUNDING TRUST III, SERIES
SPL-VI, a statutory series of BP Commercial Funding
Trust III, a Delaware statutory trust, for itself and for no other series of BP Commercial Funding Trust III

By:	BasePoint Capital II, LLC, not in its individual
capacity but solely as Administrator of BP Commercial
Funding Trust III

By:
Name:	Michael Petronio
Title:	Authorized Signatory

[Signature Page to Master Loan and Security Agreement]

CLASS B-1 LENDERS:

MGG SF Evergreen Fund LP
MGG Canada Fund LP
MGG Insurance Fund Series Interests
of the SALI Multi-Series Fund, L.P.
MGG Onshore Funding II LLC
MGG SF Evergreen Unlevered Fund LP
MGG SF Evergreen Unlevered Fund 2020 LP
Evergreen Cardinal Fund LP
MGG SF Evergreen Fund Luxembourg
SCSP SICAV-RAIF
MGG SF Drawdown Unlevered Fund IV
(Luxembourg) SCSp

By:	MGG INVESTMENT GROUP LP, on behalf of
each of the above, as Authorized Signatory

By:	MGG GP, LLC, its general partner

By:
Name:
Title:

[Signature Page to Master Loan and Security Agreement]

CLASS B-2 LENDER:

BP COMMERCIAL FUNDING TRUST III, SERIES
SPL-VI, a statutory series of BP Commercial Funding
Trust III, a Delaware statutory trust, for itself and for no other series of BP Commercial Funding Trust III

By:	BasePoint Capital II, LLC, not in its individual
capacity but solely as Administrator of BP Commercial
Funding Trust III

By:
Name:	Michael Petronio
Title:	Authorized Signatory

[Signature Page to Master Loan and Security Agreement]

CLASS C LENDER:

BP COMMERCIAL FUNDING TRUST III, SERIES
SPL-VI, a statutory series of BP Commercial Funding
Trust III, a Delaware statutory trust, for itself and for no other series of BP Commercial Funding Trust III

By:	BasePoint Capital II, LLC, not in its individual
capacity but solely as Administrator of BP Commercial
Funding Trust III

By:
Name:	Michael Petronio
Title:	Authorized Signatory

[Signature Page to Master Loan and Security Agreement]